As filed with the Securities and Exchange Commission on April 29, 1998

                                             Registration No. 33-64364
--------------------------------------------------------------------------------


                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                            -----------------------

                                    FORM S-6
                       Post-Effective Amendment No. 6 to
                          Registration Statement Under
                           THE SECURITIES ACT OF 1933

                             ----------------------

             JOHN HANCOCK MUTUAL VARIABLE LIFE INSURANCE ACCOUNT UV
                             (Exact name of trust)

                   JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY
                              (Name of depositor)

                               JOHN HANCOCK PLACE
                          BOSTON, MASSACHUSETTS 02117
         (Complete address of depositor's principal executive offices)

                              --------------------

                            RONALD J. BOCAGE, ESQ.
                   JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY
                       JOHN HANCOCK PLACE, BOSTON, 02117
                (Name and complete address of agent for service)

                              --------------------

                                    Copy to:
                              GARY O. COHEN, ESQ.
                        Freedman, Levy, Kroll & Simonds
                         1050 Connecticut Avenue, N.W.
                            Washington, D.C.  20036

                              --------------------

It is proposed that this filing become effective(check appropriate box)

 / /immediately upon filing pursuant to paragraph (b) of Rule 485
 --

 /X/on May 1, 1998 pursuant to paragraph (b) of Rule 485
 --
 / /60 days after filing pursuant to paragraph (a)(1) of Rule 485
 --
 / /on (date) pursuant to paragraph (a)(1) of Rule 485
 --

If appropriate check the following box

 / /this post-effective amendment designates a new effective date for a
 --
previously filed amendment

Pursuant to the provisions of Rule 24f-2, Registrant has registered an indefinite amount of the securities being offered and filed its Notice for fiscal year 1997 pursuant to Rule 24f-2 on February 26, 1998.

                             CROSS-REFERENCE TABLE


Form N-8B-2 Item                 Caption in Prospectus
----------------                 ---------------------
1, 2                             Cover, The Account and Series
                                 Fund, John Hancock

3                                Inapplicable

4                                Cover, Distribution of Policies

5,6                              The Account and Series Fund,
                                 State Regulation

7, 8, 9                          Inapplicable

10(a),(b),(c),(d),(e)            Policy Provisions and Benefits

10(f)                            Voting Privileges

10(g),(h)                        Changes that John Hancock
                                 Can Make

10(i)                            Appendix--Other Policy
                                 Provisions, The Account and
                                 Series Fund

11, 12                           Summary, The Account and Series
                                 Fund, Distribution of Policies

13                               Charges and expenses,
                                 Appendix--Illustration of Death
                                 Benefits, Account Values,
                                 Surrender Values and
                                 Accumulated Premiums

14, 15                           Summary, Distribution of
                                 Policies, Premiums

16                               The Account and Series Fund

17                               Summary, Policy
                                 Provisions and Benefits

18                               The Account and Series Fund,
                                 Tax Considerations

19                               Reports

20                               Changes that John Hancock Can Make

21                               Policy Provisions and Benefits

22                               Policy Provisions and Benefits

23                               Distribution of Policies

24                               Not Applicable

25                               John Hancock

26                               Not Applicable

27,28,29,30                      John Hancock, Board
                                 of Directors and Executive
                                 Officers of John Hancock

31,32,33,34                      Not Applicable

35                               John Hancock

37                               Not Applicable

38,39,40,41(a)                   Distribution of Policies,
                                 John Hancock,
                                 Charges and Expenses

42, 43                           Not Applicable

44                               The Account and Series Fund,
                                 Policy Provisions,
                                 Appendix--Illustration of Death
                                 Benefits, Account Values,
                                 Surrender Values and
                                 Accumulated Premiums

45                               Not Applicable

46                               The Account and Series Fund,
                                 Policy Provisions,
                                 Appendix--Illustration of Death
                                 Benefits, Account Values,
                                 Surrender Values and
                                 Accumulated Premiums

47                               Not Applicable

48,49,50                         Not Applicable

51                               Policy Provisions and Benefits,
                                 Appendix--Other Policy
                                 Provisions

52                               The Account and Series Fund,
                                 Changes that John Hancock
                                 Can Make

53,54,55                         Not Applicable

56,57,58,59                      Not Applicable

[LOGO OF JOHN HANCOCK APPEARS HERE]


                                John Hancock Mutual Life Insurance Company
                                 (John Hancock)

FLEXIBLE PREMIUM VARIABLE LIFE SURVIVORSHIP INSURANCE POLICY JOHN HANCOCK MUTUAL
                       VARIABLE LIFE INSURANCE ACCOUNT UV

                 John Hancock Place Boston, Massachusetts 02117

                         JOHN HANCOCK SERVICING OFFICE:
                    P.O. Box 111 Boston, Massachusetts 02117

          TELEPHONE 1-800-REAL LIFE (1-800-732-5543) FAX 617-572-5410


                           PROSPECTUS MAY 1, 1998

  The flexible premium variable life survivorship policy ("Policy") described in this Prospectus can be funded, at the discretion of the Owner, by any of the variable subaccounts of John Hancock Mutual Variable Life Insurance Account UV (the "Account"), by a fixed subaccount (the "Fixed Account"), or by any combination of the Fixed Account and the variable subaccounts (collectively, the "Subaccounts"). The assets of each variable Subaccount will be invested in a corresponding investment portfolio ("Portfolio") of John Hancock Variable Series Trust I (the "Fund"), a "series" type mutual fund advised by John Hancock. The assets of the Fixed Account will be invested in John Hancock's general account.

  The Prospectus for the Fund, which is attached to this Prospectus, describes the investment objectives, policies and risks of investing in the Portfolios of the Fund: Managed, Growth & Income, Equity Index, Large Cap Value, Large Cap Growth, Mid Cap Value, Mid Cap Growth, Diversified Mid Cap Growth (formerly, Special Opportunities), Real Estate Equity, Small/Mid Cap CORE, Small Cap Value, Small Cap Growth, Global Equity, International Balanced, International Equity Index (formerly, International Equities), International Opportunities, Emerging Markets Equity, Short-Term Bond (formerly, Short-Term U.S. Government), Bond Index, Sovereign Bond, Strategic Bond, High Yield Bond, and Money Market. Other variable Subaccounts and Portfolios may be added in the future.

  Replacing existing insurance with a Policy described in this Prospectus may not be to your advantage.

  THIS PROSPECTUS SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE. IT IS NOT
          VALID UNLESS ATTACHED TO A CURRENT PROSPECTUS FOR THE FUND.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                               TABLE OF CONTENTS



                                                                         Page
SUMMARY . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      1
JOHN HANCOCK  . . . . . . . . . . . . . . . . . . . . . . . . . . . .      7
THE ACCOUNT AND SERIES FUND . . . . . . . . . . . . . . . . . . . . .      7
  The Account . . . . . . . . . . . . . . . . . . . . . . . . . . . .      7
  Series Fund . . . . . . . . . . . . . . . . . . . . . . . . . . . .      7
THE FIXED ACCOUNT . . . . . . . . . . . . . . . . . . . . . . . . . .     10
POLICY PROVISIONS AND BENEFITS  . . . . . . . . . . . . . . . . . . .     10
  Requirements for Issuance of Policy . . . . . . . . . . . . . . . .     10
  Premiums  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     11
  Account Value and Surrender Value . . . . . . . . . . . . . . . . .     13
  Policy Split Option . . . . . . . . . . . . . . . . . . . . . . . .     14
  Death Benefits  . . . . . . . . . . . . . . . . . . . . . . . . . .     14
  Transfers Among Subaccounts . . . . . . . . . . . . . . . . . . . .     16
  Telephone Transfers and Policy Loans  . . . . . . . . . . . . . . .     16
  Loan Provisions and Indebtedness  . . . . . . . . . . . . . . . . .     17
  Default . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     18
  Exchange Privilege  . . . . . . . . . . . . . . . . . . . . . . . .     18
CHARGES AND EXPENSES  . . . . . . . . . . . . . . . . . . . . . . . .     19
  Charges Deducted from Premiums  . . . . . . . . . . . . . . . . . .     19
  Sales Charge  . . . . . . . . . . . . . . . . . . . . . . . . . . .     19
  Reduced Charges for Eligible Groups . . . . . . . . . . . . . . . .     20
  Charges Deducted from Account Value or Assets . . . . . . . . . . .     20
  Guarantee of Premiums and Certain Charges . . . . . . . . . . . . .     23
DISTRIBUTION OF POLICIES  . . . . . . . . . . . . . . . . . . . . . .     23
TAX CONSIDERATIONS  . . . . . . . . . . . . . . . . . . . . . . . . .     24
  Policy Proceeds . . . . . . . . . . . . . . . . . . . . . . . . . .     24
  Charge for John Hancock's Taxes . . . . . . . . . . . . . . . . . .     25
  Policy Split Option . . . . . . . . . . . . . . . . . . . . . . . .     25
BOARD OF DIRECTORS AND EXECUTIVE OFFICERS OF JOHN HANCOCK . . . . . .     26
REPORTS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     27
VOTING PRIVILEGES . . . . . . . . . . . . . . . . . . . . . . . . . .     27
CHANGES THAT JOHN HANCOCK CAN MAKE  . . . . . . . . . . . . . . . . .     28
STATE REGULATION  . . . . . . . . . . . . . . . . . . . . . . . . . .     28
LEGAL MATTERS . . . . . . . . . . . . . . . . . . . . . . . . . . . .     28
REGISTRATION STATEMENT  . . . . . . . . . . . . . . . . . . . . . . .     28
EXPERTS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     29
FINANCIAL STATEMENTS  . . . . . . . . . . . . . . . . . . . . . . . .     29
APPENDIX--OTHER POLICY PROVISIONS . . . . . . . . . . . . . . . . . .    A-1
  Settlement Provisions . . . . . . . . . . . . . . . . . . . . . . .    A-1
  Additional Insurance Benefits . . . . . . . . . . . . . . . . . . .    A-1
  General Provisions  . . . . . . . . . . . . . . . . . . . . . . . .    A-1
APPENDIX--IMPACT OF YEAR 2000 . . . . . . . . . . . . . . . . . . . .
APPENDIX--ILLUSTRATION OF DEATH BENEFITS, SURRENDER VALUES AND
 ACCUMULATED PREMIUMS . . . . . . . . . . . . . . . . . . . . . . . .    A-4




THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY OTHER JURISDICTION THE POLICY DESCRIBED HEREIN IS AVAILABLE ONLY IN NEW YORK. NO PERSON IS AUTHORIZED TO MAKE ANY REPRESENTATIONS IN CONNECTION WITH THIS OFFERING OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS.

                       INDEX OF DEFINED WORDS AND PHRASES

  Below are listed certain words and phrases used in this Prospectus, together with identification of the page on which each is defined or explained:


                                                                        Page
Account  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      6
Account Value  . . . . . . . . . . . . . . . . . . . . . . . . . . .      1
Additional Sum Insured . . . . . . . . . . . . . . . . . . . . . . .     15
Age  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    A-2
Basic Sum Insured  . . . . . . . . . . . . . . . . . . . . . . . . .      1
DAC Tax  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     19
Death Benefit  . . . . . . . . . . . . . . . . . . . . . . . . . . .     14
Fixed Account  . . . . . . . . . . . . . . . . . . . . . . . . . . .     10
Fund  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
 Front Cover
Grace Period . . . . . . . . . . . . . . . . . . . . . . . . . . . .     18
Guaranteed Minimum Death Benefit . . . . . . . . . . . . . . . . . .     15
Guaranteed Minimum Death Benefit Premium . . . . . . . . . . . . . .     11
Indebtedness . . . . . . . . . . . . . . . . . . . . . . . . . . . .     17
Investment Rule  . . . . . . . . . . . . . . . . . . . . . . . . . .     12
Loan Account . . . . . . . . . . . . . . . . . . . . . . . . . . . .     16
Minimum First Premium  . . . . . . . . . . . . . . . . . . . . . . .     11
Planned Premium  . . . . . . . . . . . . . . . . . . . . . . . . . .     11
Policy Anniversary . . . . . . . . . . . . . . . . . . . . . . . . .    A-2
Portfolio . . . . . . . . . . . . . . . . . . . . . . . . . . . .
 Front Cover
Servicing Office . . . . . . . . . . . . . . . . . . . . . . . . . .      6
Subaccount  . . . . . . . . . . . . . . . . . . . . . . . . . . .
 Front Cover
Surrender Value  . . . . . . . . . . . . . . . . . . . . . . . . . .     13
Target Premium . . . . . . . . . . . . . . . . . . . . . . . . . . .     19
Total Sum Insured  . . . . . . . . . . . . . . . . . . . . . . . . .     15
Valuation Date . . . . . . . . . . . . . . . . . . . . . . . . . . .      9
Valuation Period . . . . . . . . . . . . . . . . . . . . . . . . . .      9
Variable Subaccounts . . . . . . . . . . . . . . . . . . . . . . . .      2
7-Pay Limit  . . . . . . . . . . . . . . . . . . . . . . . . . . . .     12

                                    SUMMARY

WHAT IS THE VARIABLE LIFE POLICY BEING OFFERED?

  John Hancock issues variable life insurance policies. The Policies described in this Prospectus provide life insurance coverage on two insureds, with a death benefit payable only when the last surviving insured dies. The Policies also provide for premium flexibility. John Hancock issues other variable life insurance policies. These other policies are funded by the Account and use the same underlying Fund, but are offered by means of other Prospectuses.

  As explained below, the death benefit and Surrender Value under the Policy may increase or decrease daily. The Policies differ from ordinary fixed-benefit life insurance in the way they work. However, the Policies are like fixed-benefit survivorship life insurance in providing lifetime protection against economic loss resulting from the death of the second of two persons insured. The Policies are primarily insurance and not investments.

  The Policies work generally as follows. A premium payment is periodically made to John Hancock. John Hancock takes from each premium an amount for processing expenses, taxes, and sales expenses. John Hancock then places the rest of the premium into the Subaccounts as directed by the owner of the Policy (the "Owner"). The assets allocated to each variable Subaccount are invested in shares of the corresponding Portfolio of the Fund. The currently available Portfolios are identified on the cover of this Prospectus. The assets allocated to the Fixed Account are invested in the general account of John Hancock. During the year, John Hancock takes charges from each Subaccount and credits or charges each Subaccount with its respective investment performance. The insurance charge, which is deducted from the invested assets attributable to each Policy ("Account Value"), varies monthly with the then attained age of the insureds and with the amount of insurance provided at the start of each month.

  The Policy provides for payment of death benefit proceeds when the last surviving insured dies. The death benefit proceeds will equal the death benefit, plus any additional benefit included by rider and then due, minus any Indebtedness. The death benefit under Option A equals the Total Sum Insured less any withdrawals that the Owner has made. The death benefit under Option B equals the Total Sum Insured plus the Policy Account Value on the date of death of the last surviving insured. Under Option A, the Owner may also elect an Extra Death Benefit feature that may result in a higher death benefit in some cases. The Policy also increases the death benefit if necessary to ensure that the Policy will continue to qualify as life insurance under the Federal tax laws.

  Within limits prescribed by John Hancock, the Owner may also elect whether to purchase the coverage as part of the "Basic Sum Insured" or as an "Additional Sum Insured." The Basic Sum Insured will not lapse during the first ten Policy years, so long as (1) specified Guaranteed Minimum Death Benefit Premiums have been paid, and (2) the Additional Sum Insured is not scheduled to exceed the Basic Sum Insured at any time. The Owner may elect for this Guaranteed Minimum Death Benefit feature to extend beyond ten years. The Additional Sum Insured is subject to lapse, but has certain cost and other advantages.

  The initial Account Value is the amount of the premium that John Hancock credits to the Policy, after deduction of the initial charges. The Account Value increases or decreases daily depending on the investment experience of the Subaccounts to which the amounts are allocated at the direction of the Owner. John Hancock does not guarantee a minimum amount of Account Value. The Owner bears the investment risk for that portion of the Account Value allocated to the variable Subaccounts. The Owner may surrender a Policy at any time while either of the insureds is living. The Surrender Value is the Account Value less any Indebtedness. The Owner may also make partial withdrawals from a Policy, subject to certain restrictions and an administrative charge. If the Owner surrenders in the early Policy years, the amount of Surrender Value would be low (as compared with other investments without sales charges) and, consequently, the insurance protection provided prior to surrender would be costly.

  The minimum Total Sum Insured that may be bought at issue is $500,000. All persons insured must meet specified age limits and certain health and other criteria called "underwriting standards." The smoking status of the insureds is generally reflected in the insurance charges made. Policies issued under certain circumstances will not directly reflect the sexes of the insureds in either the premium rates or the charges and values under the Policy.

WHAT IS THE AMOUNT OF THE PREMIUMS?

  Premiums are flexible, and the Owner may choose the amount and frequency of premium payments, so long as each premium payment is at least $100 and meets certain other requirements.

  The minimum amount of premium required at the time of Policy issue is determined by John Hancock based on the characteristics of each insured, the Policy's Total Sum Insured at issue, and the Policy options selected by the Owner. Unless the Guaranteed Minimum Death Benefit is in effect, if the Policy Account Value at the beginning of any Policy month is insufficient to pay the monthly policy charges then due, John Hancock will estimate the amount of additional premiums necessary to keep the Policy in force for three months. The Owner will have a 61 day grace period to pay at least that amount or the Policy will lapse.

  At the time of Policy issue, the Owner may designate the amount and frequency of Planned Premium payments. The Owner may pay premiums other than the Planned Premium payments, subject to certain limitations.

  The Policy has a Guaranteed Minimum Death Benefit provision which guarantees that the basic Sum Insured will not lapse during the first ten Policy years if
(1) prescribed amounts of premiums have been paid, based on the characteristics of each insured and the amount of the Basic Sum Insured at issue and (2) any Additional Sum Insured is not scheduled to exceed the Basic Sum Insured at any time. The Owner may at the time of application elect for this feature to be extended beyond the first ten Policy years for an additional charge.

WHAT IS JOHN HANCOCK MUTUAL VARIABLE LIFE INSURANCE ACCOUNT UV?

  The Account is a separate investment account of John Hancock, operated as a unit investment trust, which supports benefits payable under the Policies. The Account is subdivided into a number of variable Subaccounts, each of which corresponds to one of the Portfolios of the Funds. The assets of each variable Subaccount within the Account are invested in the Fund. The current Portfolios of the Fund are: Managed, Growth & Income, Equity Index, Large Cap Value, Large Cap Growth, Mid Cap Value, Mid Cap Growth, Diversified Mid Cap Growth, Real Estate Equity, Small/Mid Cap CORE, Small Cap Value, Small Cap Growth, Global Equity, International Balanced, International Equity Index, International Opportunities, Emerging Markets Equity, Short-Term Bond, Bond Index, Sovereign Bond, Strategic Bond, High Yield Bond, and Money Market.

  The figures in the following chart are expressed as a percentage of each Portfolio's average daily net assets. The figures reflect the investment management fees currently payable and the 1997 other fund expenses allocated to John Hancock Variable Series Trust I (except that other fund expenses for the Small/Mid Cap CORE, Global Equity, Emerging Markets Equity, Bond Index, and High Yield Bond Portfolios are based upon estimates for the current fiscal year).

                                                                    Other
                                                                     Fund
                                     Other Fund      Total         Expenses
                                      Expenses       Fund           Absent
                        Management  After Expense  Operating       Expense
    Fund Name              Fee      Reimbursement  Expenses    Reimbursement/*/
    ---------           ----------  -------------  ---------   ----------------
Managed . . . . . . .      0.33%        0.04 %       0.37%            N/A
Growth & Income . . .      0.25%        0.03 %       0.28%            N/A
Equity Index. . . . .      0.15%        0.25 %       0.40%           0.40%
Large Cap Value . . .      0.75%        0.25 %       1.00%           0.31%
Large Cap Growth. . .     0.39%         0.05 %       0.44%            N/A
Mid Cap Value . . . .      0.80%        0.25 %       1.05%          0.34%
Mid Cap Growth. . . .      0.85%        0.25 %       1.10%          0.57%
Diversified Mid Cap
 Growth . . . . . . .      0.75%       0.10%         0.85%            N/A
Real Estate Equity. .      0.60%        0.09 %      0.69%             N/A
Small/Mid Cap CORE. .
Small Cap Value . . .      0.80%        0.25 %       1.05%           0.50%
Small Cap Growth. . .      0.75%        0.25 %       1.00%           0.37%
Global Equity . . . .
International Balanced     0.85%        0.25 %       1.10%           0.71%
International Equity
 Index. . . . . . . .      0.18%        0.19 %       0.37%            N/A
International
 Opportunities. . . .     0.97%         0.25 %      1.22%           0.60%
Emerging Markets
 Equity . . . . . . .
Short-Term Bond . . .      0.30%        0.21%        0.51%
Bond Index. . . . . .
Sovereign Bond. . . .      0.25%        0.06 %       0.31%            N/A
Strategic Bond. . . .      0.75%        0.25 %       1.00%           0.57%
High Yield Bond . . .
Money Market. . . . .      0.25%        0.08 %       0.33%            N/A





---------

*John Hancock reimburses a Portfolio when the Portfolio's other fund expenses exceed 0.25% of the Portfolio's average daily net assets.

  For a full description of the Fund, see the Prospectus for the Fund attached to this Prospectus.

WHAT ARE THE CHARGES MADE BY JOHN HANCOCK?

  Premium Processing Charge. A 1.25% charge deducted from each premium payment. This charge will be reduced for Policies with a Total Sum Insured at issue of more than $5,000,000, subject to a minimum charge of .50%.

  State Premium Tax Charge and Federal DAC Tax Charge. Charges deducted from each premium payment, currently 2.35% for state premium taxes and 1.25% as a Federal deferred acquisition cost or "DAC Tax" charge.

  Sales Charge. A charge deducted from each premium payment in the amount of 30% of premiums paid in the first Policy year up to the "target premium" and 3.5% of premiums paid during the first Policy year in excess of that target. The current sales charge in subsequent Policy years on premiums paid up to the target premium generally is: 15% of such premiums in each of years 2 through 5; 10% of such premiums in each of years 6 through 10; 3% of such premiums in years 11 through 20; and 0% of such premiums thereafter. The current sales charge in subsequent Policy years on premiums paid in excess of the target premium is:
3.5% of such excess premiums paid in years 2 through 10; 3% of such excess premiums paid in years 11 through 20; and 0% of such excess premiums paid thereafter. Subject to maximums set forth in the Policy, certain of these charges may be increased after the tenth Policy year.

  Issue Charge. A charge deducted monthly from Account Value in an amount equal to $55.55 for the first 5 Policy years, plus 2c per $1,000 of the Total Sum Insured at issue for the first 3 Policy years, except that the charge per $1,000 is guaranteed not to exceed $200 per month.

  Administrative Charge. A charge deducted monthly from Account Value in an amount equal to no more than $10 all Policy years plus 3c per $1,000 of the Total Sum Insured at issue (currently $7.50 for all Policy years, plus 1c per $1,000 of the Total Sum Insured at issue for the first 10 Policy years, except that the $7.50 charge currently is zero for any Policy with a Total Sum Insured at issue of at least $5,000,000).

  Insurance Charge. A charge based upon the amount for which John Hancock is at risk, considering the attained age and risk classification of each of the insureds and John Hancock's then current monthly insurance rates (never to exceed rates set forth in the Policy) deducted monthly from Account Value.

  Guaranteed Minimum Death Benefit Charge. If the Guaranteed Minimum Death Benefit option is elected beyond the first 10 Policy years, a maximum charge starting at the beginning of the eleventh Policy year not to exceed 3c per $1,000 (currently 1c per $1,000) of the Basic Sum Insured at issue, deducted monthly from Account Value.
  Charge for Mortality and Expense Risks. A charge deducted daily from the variable Subaccounts at a maximum effective annual rate of .90% of the assets of each variable Subaccount. The current charges are: for a Policy with a Sum Insured at issue of at least $500,000 but less than $5 million, .625% of assets; at least $5 million but less than $15 million, .575% of assets; and $15 million or more, .525% of assets.

  Charge for Extra Mortality Risks. An additional charge, depending upon the ages of the insureds and the degree of additional mortality risk, required if either of the insureds does not qualify for the standard underwriting class. This additional charge is deducted monthly from Account Value.

  Charge for Optional Rider Benefits. An additional charge required if the Owner elects to purchase any optional insurance benefits by rider. Any such additional charge may be deducted from premiums when paid or deducted monthly from Account Value.

  Charge for Partial Withdrawal. A charge of $20 made against Account Value at the time of withdrawal.

  See "Charges and Expenses" for a fuller description of the charges under the Policy.

IS THERE A CHARGE AGAINST THE ACCOUNT FOR FEDERAL INCOME TAX?

  Currently no charge is made against any Subaccount for Federal income taxes; but if John Hancock incurs, or expects to incur, income taxes attributable to any Subaccount or this class of Policies in future years, it reserves the right to make a charge. John Hancock expects that it will continue to be taxed as a life insurance company. See "Charge for John Hancock's Taxes."

WHAT IS THE RELATIONSHIP BETWEEN THE PREMIUM AND THE AMOUNT ALLOCATED TO THE SUBACCOUNTS?

  The initial net premium is allocated by John Hancock from its general account to the Money Market Subaccount on the date of issue of the Policy. The initial net premium is the gross Minimum First Premium, plus any additional amount of premium that has been paid prior to the date of issue, less the premium processing charge, and less the charges deducted for sales expenses, state premium taxes, and the Federal DAC Tax. These charges also apply to subsequent premium payments. Twenty days after the date of issue, the amount in the Money Market

Subaccount is reallocated among the Subaccounts in accordance with the Owner's election. Net premiums derived from payments received after this reallocation date are allocated, generally on the date of receipt, to one or more of the Subaccounts as elected by the Owner.

HOW ARE AMOUNTS ALLOCATED TO EACH SUBACCOUNT?

  At issue and subsequently thereafter, the Owner will provide us with the rule ("Investment Rule") we will follow to invest net premiums or other amounts in any of the Subaccounts. The Owner may change the Investment Rule under which John Hancock will allocate amounts to Subaccounts. See "Premiums--Billing, Allocation of Premium Payments (Investment Rule)."

WHAT COMMISSIONS ARE PAID TO AGENTS?

  The Policies are sold through agents who are licensed by state authorities to sell John Hancock's insurance policies. Commissions payable to agents are described under "Distribution of Policies." Sales expenses in any year are not equal to the deduction for sales expenses in that year. Rather, total sales expenses under the Policies are intended to be recovered over the lifetimes of the insureds covered by the Policies.

WHAT IS THE DEATH BENEFIT?

  The death benefit proceeds, payable when the last insured dies, will equal the death benefit of the Policy, plus any additional rider benefits included and then due, minus any Indebtedness. The death benefit payable depends on the Policy's Total Sum Insured and the death benefit option selected by the Owner at the time the Policy is issued, as follows:

     OPTION A: The death benefit equals the Policy's current Total Sum Insured less any withdrawals of Account Value that the Owner has made. (The Sum Total Insured is the Basic Sum Insured plus the amount of any Additional Sum Insured.) If this option is elected, the Owner may also elect an optional Extra Death Benefit feature, under which the death benefit will increase if and when the Policy Account Value exceeds a certain predetermined amount.

     OPTION B: The death benefit is the Policy's current Total Sum Insured plus the Policy Account Value on the date of death of the last surviving insured, and varies in amount based on investment results.

  The death benefit of the Policy under either Option A or Option B will be increased if necessary to ensure that the Policy will continue to qualify as life insurance under the Federal tax law. See "Death Benefits" and "Tax Considerations."

  If the last surviving insured or the younger of two living insureds attains age 100, the Surrender Value otherwise payable on such date will become payable to the beneficiary instead of any death benefit.

  Under the Guaranteed Minimum Death Benefit provision, the Policy is guaranteed not to lapse during the first 10 Policy years, provided the amount of premiums paid, accumulated at 4% interest, minus any withdrawals, also accumulated at 4% interest, is at least equal to the Guaranteed Minimum Death Benefit Premiums, accumulated at 4% interest. For an additional charge, the Owner also may elect for this benefit to continue beyond the tenth Policy year. However, the Guaranteed Minimum Death Benefit will not apply to any Policy if the Additional Sum Insured is scheduled to exceed the Basic Sum Insured at any time. The Guaranteed Minimum Death Benefit feature applies only to the Basic Sum Insured and not to any amount of Additional Sum Insured.

HOW DOES THE ACCOUNT VALUE OF A POLICY VARY IN RELATION TO THE SUBACCOUNTS' INVESTMENT EXPERIENCE?

  In general, the Account Value for any day equals the Account Value for the previous day, increased by any net premium placed in the Subaccounts for the Policy, decreased by any charges made against the Account Value and by any partial withdrawal, and increased or decreased by the investment experience of the Subaccounts. No minimum Account Value for the Policy is guaranteed.

WHAT IS THE LOAN PROVISION AND HOW DOES A LOAN AFFECT THE DEATH BENEFIT, ACCOUNT VALUE AND SURRENDER VALUE?

  The Owner may obtain a Policy loan in the maximum amount of 90% of the Surrender Value. Interest charged on any loan will accrue and compound daily at an effective annual rate determined by John Hancock at the start of each Policy year. This interest rate will not exceed the greater of (1) the "Published Monthly Average" (see "Loan Provision and Indebtedness") for the calendar month ending two months before the calendar month of the Policy anniversary or (2) 5%. In jurisdictions where a fixed loan rate is applicable, John Hancock will charge interest at an effective annual rate of 5% in the first 20 Policy years and 4.5% thereafter, accrued and compound daily. A loan plus accrued interest ("Indebtedness") may be repaid at the discretion of the Owner in whole or in part in accordance with the terms of the Policy.

  While a loan is outstanding, the rate of interest credited to the Account Value because of the loan will usually be different than the net investment experience of the Subaccounts. Therefore, the Account Value, the Surrender Value and any death benefit above the current Total Sum Insured are permanently affected by any loan.

IS THERE A SHORT-TERM CANCELLATION RIGHT?

  The Owner may surrender a Policy by delivering or mailing it within 45 days after the date Part A of the application has been completed for both insureds, or within 10 days after receipt of the Policy by the Owner, or within 10 days after mailing by John Hancock of a Notice of Withdrawal Right, whichever is latest, to John Hancock's Servicing Office, or to the agent or agency office through which it was delivered. Coverage under the Policy will be cancelled immediately as of the date of such mailing or delivery. Any premium paid on it will be refunded.

WHAT INVESTMENT TRANSFERS ARE ALLOWED AN OWNER?

  The Owner may transfer the Account Value among the variable Subaccounts or into the Fixed Account at any time. Transfers out of the Fixed Account, however, are subject to restrictions.

ARE THE BENEFITS UNDER A POLICY SUBJECT TO FEDERAL INCOME TAX?

  The benefits under Policies described in this Prospectus are expected to receive the same tax treatment under the Internal Revenue Code of 1986 as benefits under traditional fixed-benefit life insurance policies. Thus, death benefits payable under the Policies will not be included in the beneficiary's gross income. Also, the Owner is not taxed on interest and gains under the Policy unless and until values are actually received through withdrawal, surrender, or other distributions.

  Under Federal tax law, distributions from Policies on which premiums greater than a "7-pay" premium limit (as defined in the law) have been paid, will be subject to special taxation. See "Premiums--7-Pay Premium Limit" and "Policy Proceeds" for a discussion of how the "7-pay" premium limit may be exceeded under a Policy. A distribution on such a Policy (called a "modified endowment") will be taxed to the extent there is any income (gain) to the Owner and an additional penalty tax may be imposed on the taxable amount.

                                  JOHN HANCOCK

  John Hancock, a mutual life insurance company chartered in 1862 under Massachusetts law, is authorized to transact a life insurance and annuity business in Massachusetts and all other states. Its Home Office is at John Hancock Place, Boston, Massachusetts 02117. John Hancock's assets are approximately $59 billion.

                          THE ACCOUNT AND SERIES FUND

THE ACCOUNT

  The Account, a separate account established under Massachusetts law in 1993, meets the definition of "separate account" under the Federal securities laws and is registered as a unit investment trust under the Investment Company Act of 1940 ("1940 Act").

  The Account's assets are the property of John Hancock. Each Policy provides that the portion of the Account's assets equal to the reserves and other liabilities under the Policy shall not be chargeable with liabilities arising out of any other business John Hancock may conduct. In addition to the assets attributable to variable life policies, the Account's assets include assets derived from charges made by John Hancock. From time to time these additional assets may be transferred in cash by John Hancock to its general account. Before making any such transfer, John Hancock will consider any possible adverse impact the transfer might have on any Subaccount. Additional premiums are charged for Policies where the insured is classified as a substandard risk and a portion of these premiums is allocated to the Account.

  The Account is registered with the Securities and Exchange Commission (the "Commission") under the 1940 Act. Such registration does not involve supervision by the Commission of the management or policies of the Account or John Hancock.

  The assets in the variable Subaccounts are invested in the corresponding Portfolio of the Fund, but the assets of one variable Subaccount are not necessarily legally insulated from liabilities associated with another variable Subaccount. New variable Subaccounts may be added or existing variable Subaccounts may be deleted as new Portfolios are added to or deleted from the Fund and made available to Owners.

SERIES FUND

  The Fund is a "series" type of mutual fund registered with the Commission under the 1940 Act as an open-end diversified management investment company. The Fund serves as the investment medium for the Account and other unit investment trust separate accounts established for other variable life insurance policies and variable annuity contracts. (See the attached Fund Prospectus for a description of a need to monitor for possible conflicts and other consequences.) A very brief summary of the investment objectives of each Portfolio is set forth below.

 Managed Portfolio

  The investment objective of this Portfolio is to achieve maximum long-term total return consistent with prudent investment risk. Investments will be made in common stocks, convertibles and other equity investments, in bonds and other fixed income securities and in money market instruments.

 Growth & Income Portfolio

  The investment objective of this Portfolio is to achieve intermediate and long-term growth of capital, with income as a secondary consideration. This objective will be pursued by investments principally in common stocks (and securities convertible into or with rights to purchase common stocks) of companies believed to offer growth potential over both the intermediate and the long term.

 Equity Index Portfolio

  The investment objective of this Portfolio is to provide investment results that correspond to the total return of the U.S. market as represented by the S&P 500 utilizing common stocks that are publicly traded in the United States.

 Large Cap Value Portfolio

  The investment objective of this Portfolio is to provide substantial dividend income, as well as long-term capital appreciation, through investments in the common stocks of established companies believed to offer favorable prospects for increasing dividends and capital appreciation.

 Large Cap Growth Portfolio

  The investment objective of this Portfolio is to achieve above-average capital appreciation through the ownership of common stocks (and securities convertible into with rights to purchase common stocks) of companies believed to offer above-average capital appreciation opportunities. Current income is not an objective of the Portfolio.

 Mid Cap Value Portfolio

  The investment objective of this Portfolio is to provide long-term growth of capital primarily through investment in the common stocks of medium capitalization companies believed to sell at a discount to their intrinsic value.

 Mid Cap Growth Portfolio

  The investment objective of this Portfolio is to provide long-term growth of capital through a non-diversified portfolio investing primarily in common stocks of medium capitalization companies.

 Diversified Mid Cap Growth Portfolio

  The investment objective of this Portfolio is to provide long-term growth of capital through a diversified portfolio investing primarily in common stocks of medium capitalization growth companies.

 Real Estate Equity Portfolio

  The investment objective of this Portfolio is to provide above-average income and long-term growth of capital by investment principally in equity securities of companies in the real estate and related industries.

 Small/Mid Cap CORE Portfolio

  The investment objective of this Portfolio is to achieve long-term growth of capital through a broadly diversified portfolio of equity securities of U.S. issuers which are included in the Russell 2500 Index at the time of investment.

 Small Cap Value Portfolio

  The investment objective of this Portfolio is to provide long-term growth of capital by investing in a well diversified portfolio of equity securities of small capitalization companies exhibiting value characteristics.

 Small Cap Growth Portfolio

  The investment objective of this Portfolio is to provide long-term growth of capital through a diversified portfolio investing primarily in common stocks of small capitalization emerging growth companies.

 Global Equity Portfolio

  The investment objective of this Portfolio is to achieve long-term growth of capital through a diversified portfolio of marketable securities, primarily equity securities, of both U.S. and foreign issuers.

 International Balanced Portfolio

  The investment objective of this Portfolio is to maximize total U.S. dollar return, consisting of capital appreciation and current income, through investment in non-U.S. equity and fixed income securities.

 International Equity Index Portfolio

  The investment objective of this Portfolio is to provide investment results that correspond to the total return of the major developed international (non-U.S.) equity markets, as represented by the MSCI AEFE GDP Index.

 International Opportunities Portfolio

  The investment objective of this Portfolio is to provide capital appreciation through investments in common stocks of primarily well-established, non-United States companies.

 Emerging Markets Equity Portfolio

  The investment objective of this Portfolio is to achieve capital appreciation by investing primarily in equity securities of companies in countries having economies and markets generally considered by the World Bank or the United Nations to be emerging or developing.

 Short-Term Bond Portfolio

  The investment objective of this Portfolio is to provide a high level of current income consistent with a low degree of share price fluctuation through investment primarily in a diversified portfolio of short- and intermediate-term investment-grade debt obligations.

 Bond Index Portfolio

  The investment objective of this Portfolio is to provide investment results that correspond to the total return and risk characteristics of the U.S. investment grade fixed income market, as represented by a Lehman Brothers bond index that tracks the performance of investment grade debt securities.

 Sovereign Bond Portfolio

  The investment objective of this Portfolio is to provide as high a level of long-term total rate of return as is consistent with prudent investment risk through investment primarily in a diversified portfolio of freely marketable debt securities.

 Strategic Bond Portfolio

  The investment objective of this Portfolio is to provide total return consistent with moderate risk of capital and maintenance of liquidity, through a portfolio of domestic and international fixed income securities.

 High Yield Bond Portfolio

  The investment objective of this Portfolio is to provide high current income and capital appreciation with capital preservation through investing primarily in high yield (below investment grade) debt securities.

 Money Market Portfolio

  The investment objective of this Portfolio is to provide maximum current income consistent with capital preservation and liquidity, through investment in high quality money market instruments.

  John Hancock acts as the investment manager for the Fund, and John Hancock's indirectly owned subsidiary, Independence Investment Associates, Inc., with its principal place of business at 53 State Street, Boston, MA 02109, provides sub-investment advice with respect to the Managed, Growth & Income, Large Cap Growth, Real Estate Equity, and Short-Term Bond Portfolios. Independence International Associates, Inc., a subsidiary of IIA located at the same address as IIA, is a sub-investment adviser to the International Equity Index Portfolio.

  Another indirectly owned subsidiary of John Hancock, John Hancock Advisers, Inc., located at 101 Huntington Avenue, Boston, MA 02199, provides sub-investment advice with respect to the Sovereign Bond, Diversified Mid Cap Growth, and Small Cap Growth Portfolios.

  T. Rowe Price Associates, Inc., located at 100 East Pratt St., Baltimore, MD 21202, provides sub-investment advice with respect to the Large Cap Value Portfolio and its subsidiary, Rowe Price-Fleming International, Inc., also located at 100 East Pratt St., Baltimore, MD 21202, provides sub-investment advice with respect to the International Opportunities Portfolio.

  State Street Bank & Trust, N.A., at Two International Place, Boston, MA 02110, is the sub-investment adviser to the Equity Index Portfolio. INVESCO Management & Research located at 101 Federal Street, Boston, MA 02110, is the sub-investment adviser to the Small Cap Value Portfolio. Janus Capital Corporation, with its principal place of business at 100 Filmore Street, Denver CO 80206, is the sub-investment adviser to the Mid Cap Growth Portfolio. Neuberger & Berman, LLC of 605 Third Avenue, New York, NY 10158, provides sub-investment advice to the Mid Cap Value Portfolio. J.P. Morgan Investment Management Inc., located at 522 Fifth Avenue, New York, NY 10036, provides sub-investment advice with respect to the Strategic Bond Portfolio and Brinson Partners, Inc., of 209 S. LaSalle Street, Chicago, IL 60604, does likewise with respect to the International Balanced Portfolio.

  Goldman Sachs & Company, located at One New York Plaza, New York, New York 10004, is sub-investment adviser to the Small/Mid Cap CORE Portfolio. Scudder Kemper Investments, Inc., located at 345 Park Avenue, New York, New York 10154, is the sub-investment adviser to the Global Equity Portfolio. Montgomery Asset Management, LLC, located at 101 California Street, San Francisco, California 94111, is the sub-investment adviser to the Emerging Markets Equity Portfolio. Mellon Bond Associates, located at One Mellon Bank Center, Suite 4135, Pittsburgh, Pennsylvania 15258, is the sub-investment adviser to the Bond Index Portfolio. Wellington Management Company, LLC, located at 75 State Street, Boston, Massachusetts 02109, is the sub-investment adviser to the High Yield Bond Portfolio.

  John Hancock will purchase and redeem Fund shares for the Account at their net asset value without any sales or redemption charges. Shares of the Fund represent an interest in one of the Portfolios of the Fund which corresponds to a variable Subaccount of the Account. Any dividend or capital gains distributions received by the Account will be reinvested in Fund shares at their net asset value as of the dates paid.

  On each Valuation Date, shares of each Portfolio are purchased or redeemed by John Hancock for each variable Subaccount based on, among other things, the amount of net premiums allocated to the variable Subaccount, distributions reinvested, transfers to, from and among variable Subaccounts, all to be effected as of that date. Such purchases and redemptions are effected at the net asset value per Fund share for each Portfolio determined on that same Valuation Date. A Valuation Date is any date on which the New York Stock Exchange is open for trading and on which the Fund values its shares. A Valuation Period is that period of time from the beginning of the day following a Valuation Date to the end of the next following Valuation Date.

  A full description of the Fund, its investment objectives, policies and restrictions, its charges, expenses and all other aspects of its operation is contained in the attached Prospectus and the statement of additional information referred to therein, which should be read together with this Prospectus.

                               THE FIXED ACCOUNT

  An Owner may allocate premiums to the Fixed Account or transfer all or a part of the Account Value under a Policy to the Fixed Account. The amount so allocated or transferred will become a part of John Hancock's general account assets. John Hancock's general account consists of assets owned by John Hancock other than those in the Account and in other separate accounts that have been or may be established by John Hancock. Subject to applicable law, John Hancock has sole discretion over the investment of assets of the general account, and Owners do not share in the investment experience of those assets. Instead, John Hancock guarantees that the Account Value allocated to the Fixed Account will accrue interest daily at an effective annual rate of at least 4% without regard to the actual investment experience of the general account. Transfers from the Fixed Account are subject to certain limitations. See "Transfers Among Subaccounts."

  The Account Value in the Fixed Account is equal to the portion of the net premiums allocated to it, plus any amounts transferred to it and interest credited to it, minus any charges deducted from it or partial withdrawals or amounts transferred from it. John Hancock guarantees that interest credited to the Account Value in the Fixed Account will not be less than an effective annual rate of 4%. John Hancock may, in its sole discretion, credit higher rates although it is not obligated to do so. The Owner assumes the risk that interest credited will not exceed 4% per year. Upon request and in the annual statement, John Hancock will inform Owners of the then-applicable rates. The rate of interest declared with respect to any amount in the Fixed Account may depend on when that amount was first allocated to the Fixed Account.

  Because of exemptive and exclusionary provisions, interests in John Hancock's general account have not been registered under the Securities Act of 1933 and the general account has not been registered as an investment company under the 1940 Act. Accordingly, neither the general account nor any interests therein are subject to the provisions of these Acts, and John Hancock has been advised that the staff of the Securities and Exchange Commission has not reviewed the disclosure in this Prospectus relating to the Fixed Account. Disclosure regarding the Fixed Account may, however, be subject to certain generally-applicable provisions of the Federal securities laws relating to accuracy and completeness of statements made in prospectuses.

                         POLICY PROVISIONS AND BENEFITS

REQUIREMENTS FOR ISSUANCE OF POLICY

  The Policy is generally available with a minimum Total Sum Insured at issue of $500,000 and a minimum Basic Sum Insured of $250,000. At the time of issue, each insured must be age 20 through 80. All persons insured must meet certain health and other criteria called "underwriting standards." The smoking status of each insured is reflected in the insurance charges made. Amounts of coverage that John Hancock will accept under the Policies may be limited by John Hancock's underwriting and reinsurance procedures as in effect from time to time.

  Policies issued under certain circumstances will not directly reflect the sexes of the insureds in either the premium rates or the charges or values under the Policy. Accordingly, the illustrations set forth in this Prospectus are sex distinct and, therefore, do not reflect the sex-neutral rates, charges, or values that would apply to such Policies.

PREMIUMS

  Payment Flexibility. Premiums are flexible. The Owner may choose the amount and frequency of premium payments, so long as each premium payment is at least $100 and meets the other requirements described below.

  Minimum First Premium. The amount of premium required at the time of issue is determined by John Hancock, and depends on the age, sex, smoking status, and underwriting class of each of the insureds at issue, the Total Policy's Sum Insured at issue, and any additional benefits selected. The Minimum First Premium must be received by John Hancock at its Servicing Office in order for the Policy to be in full force and effect. See "Death Benefits." There is no grace period for the payment of the Minimum First Premium.

  Minimum Premiums. If the Policy's Surrender Value at the beginning of any Policy month is insufficient to pay the monthly Policy charges then due, John Hancock will notify the Owner and the Policy will enter a grace period, unless the Guaranteed Minimum Death Benefit is in effect. If premiums sufficient to pay at least three months estimated charges are not paid by the end of the grace period, the Policy will lapse. See "Default."

  Planned Premium Schedule. At the time of issue, the Owner may designate a Planned Premium schedule for the amount and frequency of premium payments. John Hancock will send billing statements for the amount chosen, at the frequency chosen. The Owner may change the Planned Premium after issue. The Owner may also pay a premium in excess of the Planned Premium, subject to the limitations described below. At the time of Policy issuance, John Hancock will determine whether the Planned Premium schedule will exceed the 7-Pay limit discussed below. If so, John Hancock's standard procedures prohibit issuance of the Policy unless the Owner signs a form acknowledging that fact.

  Other Premium Limitations. Federal tax law requires a minimum death benefit in relation to Account Value. See "Death Benefits--Definition of Life Insurance." The death benefit of the Policy will be increased if necessary to ensure that the Policy will continue to satisfy this requirement. Also, as described under "Death Benefits--Optional Extra Death Benefit Feature," the Optional Extra Death Benefit feature may result in a death benefit under Option A that is higher than the Total Sum Insured. If the payment of a given premium will cause the Policy Account Value to increase to such an extent that an increase in death benefit is necessary either to satisfy federal tax law requirements or because of the way the Optional Extra Death Benefit feature operates, John Hancock has the right to not accept the excess portion of that premium payment, or to require evidence of insurability before that portion is accepted. In no event, however, will John Hancock refuse to accept any premium necessary to maintain the Guaranteed Minimum Death Benefit in effect under a Policy.

  Whether or not the Guaranteed Minimum Death Benefit is in effect, John Hancock also reserves the right to limit premium payments above the amount of the cumulative Guaranteed Minimum Death Benefit Premiums. John Hancock will not, however, refuse to accept any premium payment that is required to keep the Policy from lapsing.

  Guaranteed Minimum Death Benefit Premiums. A Guaranteed Minimum Death Benefit feature may apply during the first ten Policy years and, if the Owner has elected, thereafter. See "Death Benefits." The Guaranteed Minimum Death Benefit Premiums required to maintain this benefit in force depend on the issue age, sex, smoking status, and underwriting class of each of the insureds at issue and the Basic Sum Insured at issue. This premium will be higher than the Minimum First Premium and is 85% of the target premium (discussed under "Sales Charge"). To keep the Guaranteed Minimum Death Benefit in effect, the amount of actual premiums paid, accumulated at 4% interest, minus any withdrawals, also accumulated at 4% interest, must at each Policy anniversary be at least equal to the Guaranteed Minimum Death Benefit Premiums due to date accumulated at 4% interest. If this test is not satisfied on any Policy anniversary, a 61-day grace period will commence as of that anniversary and John Hancock will notify the Owner of the shortfall. This notice will be mailed to the Owner's last-known address at least 31 days prior to the end of the grace period. If John Hancock does not receive payment for the amount of the deficiency by the end of the grace period, the Guaranteed Minimum Death Benefit feature will lapse unless and until restored as described under "Default--Reinstatement." The Guaranteed Minimum Death Benefit will not apply if the Additional Sum Insured is scheduled to exceed the Basic Sum Insured at any time.

  Billing, Allocation of Premium Payments (Investment Rule). The Owner may at any time elect to be billed by John Hancock for an amount of premium other than the Guaranteed Minimum Death Benefit Premium. The Owner may also elect to be billed for premiums on an annual, semi-annual or quarterly basis. An automatic check-writing ("premiumatic") program may be available to an Owner interested in making monthly premium payments. All premiums are payable at John Hancock's Servicing Office.

  Any premium payment will be processed by John Hancock as of the end of the Valuation Period in which it is received, unless one of the three exceptions noted below is applicable. Each premium payment will be reduced by the premium processing charge, the state premium tax charge, the sales charge, and the Federal DAC Tax charge. See "Charges and Expenses." The remainder is the net premium.

  The Owner at the time of application must elect an Investment Rule which will allocate net premiums and any credits to any of the Subaccounts. The Owner must select allocation percentages in whole numbers, and the total allocated must equal 100%. The Owner may thereafter change the Investment Rule prospectively at any time. The change will be effective as to any net premiums and credits applied after receipt at John Hancock's Servicing Office of notice satisfactory to John Hancock. Notwithstanding the Investment Rule, any net premium (or portion thereof) credited to Account Value as of a date prior to the end of the Valuation Period (or as of the premium's date of receipt, if later) that includes the 20th day following the date of issue will automatically be allocated to the Money

Market Subaccount. At the end of that Valuation Period, the Policy's Account Value will be reallocated automatically among the Subaccounts in accordance with the Investment Rule chosen by the Owner.

  There are three exceptions to the normal practice of processing a premium payment as of the end of the Valuation Period in which it is received:

     (1)A payment received prior to a Policy's date of issue will be processed as if received on the Valuation Date immediately preceding the date of issue.

     (2)If the Minimum First Premium is not received prior to the date of issue, each payment received thereafter will be processed as if received on the Valuation Date immediately preceding the date of issue until all of the Minimum First Premium is received.

     (3)That portion of any premium that we delay accepting as described under "Other Premium Limitations" above, or "7-Pay Premium Limit" below, will be processed as of the end of the Valuation Period in which we accept that amount.

  7-Pay Premium Limit. Federal tax law modifies the tax treatment of certain Policy distributions such as loans, surrenders, partial surrenders, and withdrawals. The application of this modified treatment to any Owner depends upon whether premiums have been paid at any time during the first 7 Policy years that exceed a "7-pay" premium limit as defined in the law. The 7-pay limit is the total of net level premiums that would have been payable at any time for the Policy to be fully paid-up after the payment of 7 level annual premiums. If the total premiums paid exceed the 7-pay limit, the Policy will be treated as a "modified endowment", which means that the Owner will be subject to tax to the extent of any income (gain) on any distributions made from the Policy. A material change in the Policy will result in a new 7-pay limit and test period. A reduction in the Policy's benefits within the 7-year period following issuance of, or a material change in, the Policy may also result in the application of the modified endowment treatment. See "Policy Proceeds" under "Tax Considerations." If John Hancock receives any premium payment that will cause a Policy to become a modified endowment, the excess portion of that premium payment will not be accepted unless the Owner signs an acknowledgment of that fact. When it identifies such an excess premium, John Hancock sends the Owner immediate notice and refunds the excess premium if it has not received notice of the acknowledgment by the time the premium payment check has had a reasonable time to clear the banking system, but in no case longer than two weeks.

ACCOUNT VALUE AND SURRENDER VALUE

  Amount of Account Value. The Account Value increases or decreases depending upon a number of factors, such as the applicable Subaccount's investment experience, the proportion of the Account Value, invested in each Subaccount and the interest credited to any Loan Account established upon the making of a Policy loan. In general the Account Value for any day equals the Account Value for the previous day, decreased by charges against the Account Value, increased or decreased by the investment experience of the Subaccounts, increased by net premiums received and decreased by any partial withdrawal. No minimum amount of Account Value is guaranteed.

  A Policy loan will not affect the total amount of Account Value at the time the loan is made but will result in a different rate of return being credited to the Loan Account portion of the Account Value.

  Amount of Surrender Value. The Surrender Value will be the Account Value less any Indebtedness.

  When Policy May Be Surrendered. A Policy may be surrendered for its Surrender Value at any time while either of the insureds is living and the Policy is not in a grace period. Surrender takes effect and the Surrender Value is determined as of the end of the Valuation Period in which occurs the later of receipt at John Hancock's Servicing Office of a signed request or the surrendered Policy.

  If a Policy is surrendered during the second Policy year, a portion of the sales charge, equal to 5% of premiums paid in the second Policy year up to one target premium, will be refunded to the Owner.

  Partial Withdrawal of Surrender Value. The Owner may request withdrawal of part of the Surrender Value in accordance with John Hancock's rules then in effect. Any withdrawal must be at least $1,000 and is subject to an administrative charge of $20.

  An Owner may request a partial withdrawal of Surrender Value at any time when at least one of the insureds is still living, provided that the Policy is not in a grace period. This privilege, which reduces the Account Value by the amount of the withdrawal and the associated charge, may not be used to reduce the Account Value below the amount John Hancock estimates will be required to pay three months' charges under the Policy as they fall due. The withdrawal will be effective as of the end of the Valuation Period in which John Hancock receives written notice satisfactory to it at its Servicing Office.

  A withdrawal will reduce any Option A death benefit by the amount withdrawn. John Hancock reserves the right to refuse any withdrawal request that would cause the Policy's death benefit to fall below $500,000.

  An amount equal to the Account Value withdrawn will be removed from each Subaccount in the same proportion as the Account Value is then allocated among the Subaccounts. A withdrawal is not a loan and, once made, cannot be repaid.

  A surrender or withdrawal may have significant tax consequences. See "Tax Considerations."

POLICY SPLIT OPTION

  The Owner may elect a rider that permits the Policy's current Total Sum Insured to be split on a "50/50" basis into two other individual life insurance policies on the lives of the insured persons. Such a split will not require evidence of insurability of either insured, but is permitted only upon the insureds' divorce or the occurrence of certain Federal tax law changes. This rider must be elected at the time of application for a Policy, but may be cancelled at any time by the Owner. The monthly charge for the rider is 3c per $1,000 of current Sum Insured. Certain conditions, described in the rider, must be met prior to effecting a Policy split. The rider automatically terminates on the date of death of the first insured to die, the Policy anniversary nearest the older insured's 80th birthday, or the date the Policy terminates, whichever is earliest.

  Tax Considerations. See "Tax Considerations--Policy Split Option", for possible tax consequences of a Policy split under the option described above.

DEATH BENEFITS

  The death benefit proceeds are payable when the last surviving insured dies while the Policy is in effect. The death benefit proceeds will equal the death benefit of the Policy, plus any additional rider benefits then due, minus any Indebtedness. If the last surviving insured dies during a grace period, John Hancock will also deduct any overdue monthly deductions. If the last surviving insured or the younger of two living insureds attains age 100, the Surrender Value otherwise payable on such date will become payable to the beneficiary instead of any death benefit.

  The death benefit payable depends on the current Total Sum Insured and the death benefit option selected by the Owner at the time the Policy is issued, as follows:

     OPTION A: The death benefit equals the current Total Sum Insured, plus any increases in death benefit described below under "Optional Extra Death Benefit Feature" and "Definition of Life Insurance", and reduced by the amount of any partial withdrawals that have been made over the life of the Policy.

     OPTION B: The death benefit is the current Total Sum Insured, plus the Policy Account Value at the end of the Valuation Period in which the last surviving insured dies. This death benefit is a varying amount and fluctuates with the amount of the Account Value. This death benefit is also subject to any increase described below under "Definition of Life Insurance."

  The Total Sum Insured is the Basic Sum Insured plus the amount of any Additional Sum Insured (discussed below).

  Owners who prefer to have favorable investment experience reflected in increased insurance coverage should choose Option B. Owners who prefer to have insurance coverage that generally does not vary in amount and lower cost of insurance charges should choose Option A.

  Optional Extra Death Benefit Feature. If Option A is elected, the Owner may also elect an Optional Extra Death Benefit feature. Pursuant to this feature the death benefit under Option A will be no less than the amount of the Policy Account Value at the beginning of the Policy year in which the last surviving insured dies, multiplied by a factor specified in the Policy. The factor is based on the younger insured's age. The Optional Extra Death Benefit feature may result in an Option A death benefit that is higher than the minimum death benefit required under Federal tax law, as described below under "Definition of Life Insurance." Although there is no special charge for the optional Extra Death Benefit feature, the monthly cost of insurance deductions will be based on the amount of death benefit then in effect, including any additional death benefit pursuant to this option. An election of this option must be made at the time of application for the Policy, although the Owner may revoke the election at any time. There may be tax consequences involved, if revoking the Optional Extra Death Benefit feature under Option A causes a reduction in death benefit. See "Tax Considerations--Policy Proceeds."

  Definition of Life Insurance. Federal tax law requires a minimum death benefit in relation to cash value for a Policy to qualify as life insurance. The death benefit of a Policy will be increased if necessary to ensure that the Policy will continue to qualify as life insurance. The higher death benefit amount will be equal to the Policy Account Value on the date of death of the last surviving insured, times a percentage which declines with age and which is set out in the Policy. The monthly deductions for the cost of insurance will be based on the amount of death benefit then in effect, including any additional death benefit required to satisfy the definition of life insurance.

  Guaranteed Minimum Death Benefit. During the first 10 Policy years (and thereafter if the Owner elects), the Basic Sum Insured is guaranteed not to lapse, provided (1) the amount of premiums paid through each Policy anniversary, accumulated at 4% interest, minus any withdrawals, also accumulated at 4% interest, is at least equal to the Guaranteed Minimum Death Benefit Premiums accumulated at 4% interest and (2) any Additional Sum Insured under a Policy is not scheduled to exceed the Basic Sum Insured at any time. At any time when this feature is not in force, the death benefit of the Policy is not guaranteed. The election to extend the Guaranteed Minimum Death Benefit beyond ten Policy years must be made at the time of Policy issuance, and the Owner may revoke the election at any time. John Hancock imposes a charge after the tenth Policy year if the Owner elects to extend this benefit.

  Additional Sum Insured. The Owner must purchase an amount of Additional Sum Insured under the Policy equal in amount to the Basic Sum Insured under the Policy. The Basic Sum Insured and Additional Sum Insured generally cannot be increased or decreased after issue, although the Additional Sum Insured may be decreased or, upon application and submission or evidence of insurability, increased on a Policy anniversary. John Hancock may refuse to accept any request to reduce the Additional Sum Insured (a) that would cause the Policy's current Total Sum Insured to fall below $500,000 or (b) if immediately following the reduction, the Policy's current death benefit would reflect an increase necessary for the Policy to continue to qualify as life insurance (see "Death Benefits--Definition of Life Insurance") or an increase pursuant to the optional Extra Death Benefit feature. Any change in Additional Sum Insured will become effective at the beginning of the Policy year after John Hancock receives in good order at its Servicing Office all information necessary to process the change, and, in the case of an increase in coverage, approves the change.

  Any decision by the Owner to modify the amount of Additional Sum Insured coverage after issue can have significant tax consequences. See "Tax Considerations--Policy Proceeds."

  The Owner may elect among several forms of Additional Sum Insured coverage: a level amount of coverage; an amount of coverage that increases on each Policy anniversary up to a prescribed limit; an amount of coverage that increases on each Policy anniversary equal to the amount of premiums paid during prior Policy years plus the Planned Premium for the current Policy year, subject to certain limits; or a combination of those forms of coverage.

  The amount of any Additional Sum Insured is not included in any Guaranteed Minimum Death Benefit. Therefore, if the Policy's Account Value is insufficient to pay the monthly charges as they fall due (including the charges for the Additional Sum Insured) the Additional Sum Insured coverage will lapse, even if the Basic Sum Insured stays in effect pursuant to the Guaranteed Minimum Death Benefit feature.

  The Additional Sum Insured is limited to 100% of the Basic Sum Insured at issue of the Policy and 400% of the Basic Sum Insured thereafter.

  Temporary Coverage Prior to Policy Delivery. If a specified amount of premium is paid with the application for a Policy, temporary survivorship term coverage may be available prior to the time when coverage under the Policy takes effect. Temporary term coverage under all applications with John Hancock and its affiliates will not exceed $1,000,000, and is subject to the terms and conditions described in the application for a Policy.

TRANSFERS AMONG SUBACCOUNTS

  The Owner may reallocate the amounts held for the Policy in the Subaccounts with no charge at any time, except as noted below. The Owner may either (1) use percentages (in whole numbers) to be transferred among Subaccounts or (2) designate the dollar amount of funds to be transferred among Subaccounts. The reallocation must be such that the total in the Subaccounts after reallocation equals 100% of Account Value. Transfers out of a variable Subaccount will be effective at the end of the Valuation Period in which John Hancock receives at its Servicing Office notice satisfactory to John Hancock.

  Transfers out of the Fixed Account to the variable Subaccounts are permitted only once each Policy year and only during the 31-day period beginning on the Policy anniversary. Transfers out of the Fixed Account may be requested from 60 days before to 30 days after the Policy anniversary. If received on or before the Policy anniversary, requests for transfer out of the Fixed Account will be processed on the Policy anniversary (or the next Valuation Date if the Policy anniversary does not occur on a Valuation Date); if received after the Policy anniversary, they will be processed at the end of the Valuation Period in which John Hancock receives the request at its Servicing Office. (John Hancock reserves the right to defer such Fixed Account transfers for up to six months.) If an Owner requests a transfer out of the Fixed Account 61 days or more prior to the Policy anniversary, that portion of the reallocation will not be processed and the Owner's confirmation statement will not reflect a transfer out of the Fixed Account as to such request. Transfers among variable Subaccounts and transfers into the Fixed Account may be requested at any time. A maximum of 25% of Fixed Account assets or, if greater, $500 may be transferred out of the Fixed Account in any Policy year. Currently, there is no minimum amount limit on transfers out of the Fixed Account, but John Hancock reserves the right to impose such a limit in the future.

  If an Owner requests a change inconsistent with the transfer provisions, the portion of the request inconsistent with the transfer provisions will not be effective. No transfers among subaccounts may be made while the Policy is in a grace period.

TELEPHONE TRANSFERS AND POLICY LOANS

  Once a written authorization is completed by the Owner, the Owner may request a transfer or policy loan by telephoning 1-800-732-5543 or by sending a written request via fax to 1-800-621-0488. Any fax request should include the Owner's name, daytime telephone number, Policy number and, in the case of transfers, the names of the Subaccounts from which and to which money will be transferred. The right to discontinue telephone transactions at any time without notice to Owners is specifically reserved. If the fax request option becomes unavailable, another means of telecommunication will be substituted.

  An Owner who authorizes telephone transactions will be liable for any loss, expense or cost arising out of any unauthorized or fraudulent telephone instructions which John Hancock reasonably believes to be genuine, unless such loss, expense or cost is the result of John Hancock's mistake or negligence. John Hancock employs procedures which provide safeguards against the execution of unauthorized transactions, and which are reasonably designed to confirm that instructions received by telephone are genuine. These procedures include requiring personal identification, tape recording calls, and providing written confirmation to the Owner. If JHVLICO does not employ reasonable procedures to confirm that instructions communicated by telephone are genuine, it may be liable for any loss due to unauthorized or fraudulent instructions.

LOAN PROVISIONS AND INDEBTEDNESS

  Loan Provisions. Loans may be made at any time a Loan Value is available, either of the insureds is alive, and the Policy is not in a grace period. The Owner may borrow money, assigning the Policy as the only security for the loan, by completion of a form satisfactory to John Hancock or, if the telephone transaction authorization form has been completed, by telephone. The Loan Value will be 90% of the Surrender Value. Interest charged on any loan will accrue and compound daily at an effective annual rate of 5% in the first 20 Policy years and 4.5% thereafter.

  The amount of any outstanding loan plus accrued interest is called the "Indebtedness." A loan will not be permitted unless it is at least $500. A loan may be repaid in full or in part at any time before the last surviving insured's death and while the Policy is not in a grace period. When a loan is made, an amount equal to the loan proceeds will be transferred out of the Account and the Fixed Account, as applicable. This amount is allocated to a portion of John Hancock's general account called the "Loan Assets." Each Subaccount will be reduced in the same proportion as the Account Value is then allocated among the Subaccounts. Upon each loan repayment, the same proportionate amount of the entire loan as was borrowed from the Fixed Account will be repaid to the Fixed Account. The remainder of the loan repayment will be allocated to the appropriate Subaccounts as stipulated in the then current Investment Rule. For example, if the entire loan outstanding is $3,000 of which $1,000 was borrowed from the Fixed Account, then upon a repayment of $1,500, $500 would be allocated to the Fixed Account and the remaining $1,000 would be allocated to the appropriate Subaccounts as stipulated in the then current Investment Rule. If an Owner wishes any payment to constitute a loan repayment (rather than a premium payment), the Owner must so specify.

  Effect of Loan and Indebtedness. While the Indebtedness is outstanding, that portion of the Account Value that is in Loan Assets is credited with interest at a rate that is 1% less than the loan interest rate for the first 20 Policy years and .5% less than the loan interest rate thereafter. The rate credited the Loan Assets will usually be different than the net return for the Subaccounts. Since Loan Assets and the remaining portion of the Account Value will generally have different rates of investment return, the Account Value, the Surrender Value, and any death benefit above the Total Sum Insured are all permanently affected by any Indebtedness, whether or not it is repaid in whole or in part. The amount of any Indebtedness is subtracted from the amount otherwise payable when the Policy proceeds become payable.

  Whenever the Indebtedness equals or exceeds 90% of the Account Value, the Policy terminates 31 days after notice has been mailed by John Hancock to the Owner and any assignee of record at their last known addresses, specifying the amount that must be paid to keep the Policy in force beyond that period, unless a repayment of at least the amount specified in the notice is made within that period.

  Tax Considerations. If the Policy is a modified endowment at the time a loan is made, that loan may have significant tax consequences. See "Tax Considerations."

DEFAULT

  Premium Grace Period, Default and Lapse. Unless the Guaranteed Minimum Death Benefit is in force, at the beginning of each Policy month, John Hancock determines whether the Account Value, net of any Indebtedness, is sufficient to pay all monthly charges then due under the Policy. If not, the Policy is in default and John Hancock will notify the Owner of the amount estimated to be necessary to pay three months' deductions, and a grace period will be in effect until 61 days after the date the notice was mailed. If John Hancock does not receive payment of at least this amount by the end of the grace period, the Policy will lapse, and any remaining amount owed to the Owner as of the date of lapse will be paid to the Owner.

  If the Guaranteed Minimum Death Benefit is in effect and the Policy provides for an Additional Sum Insured, the grace period and lapse procedures set forth in the preceding paragraph will apply only to the Additional Sum Insured. Lapse of the Additional Sum Insured can have significant tax consequences. See "Tax Considerations--Policy Proceeds." If the Guaranteed Minimum Death Benefit has been in effect and lapses at the end of a grace period (as described in "Premiums--Guaranteed Minimum Death Benefit Premiums"), the usual default, grace period and lapse procedures described in the preceding paragraph will be applied commencing with the first day of the first Policy month following the lapse of the Guaranteed Minimum Death Benefit.

  The insurance under the Policy continues in full force during any grace period but, if the last surviving insured dies during the grace period, the amount in default is deducted from the death benefit otherwise payable.

  Written notice will be furnished to the Owner at his or her last known address, at least 31 days prior to the end of any grace period, specifying the minimum amount which must be paid to continue the Policy in force on a premium paying basis after the end of the grace period.

  Reinstatement. A lapsed Policy (or a lapsed Additional Sum Insured, if the Basic Sum Insured remains in force or is reinstated) or the Guaranteed Minimum Death Benefit may be reinstated in accordance with the Policy's terms. Evidence of insurability satisfactory to John Hancock will be required (except as to a request to restore the Guaranteed Minimum Death Benefit within 1 year after the beginning of its grace period) and payment of the required premium and charges. The request must be received at John Hancock's Servicing Office within 3 years after the beginning of the grace period (or 5 years if the request relates only to the Guaranteed Minimum Death Benefit). John Hancock reserves the right to refuse Guaranteed Minimum Death Benefit restorations after the first. A reinstatement of the Basic Sum Insured or the Additional Sum Insured may be deemed a material change for Federal income tax purposes. See "Premiums--7-Pay Premium Limit" and "Tax Considerations."

EXCHANGE PRIVILEGE

  The Owner may transfer the entire Account Value under the Policy to the Fixed Account at any time, creating a non-variable policy. The exchange will be effective at the end of the Valuation Period in which John Hancock receives at its Servicing Office notice of the transfer satisfactory to John Hancock.

                              -----------------

  The foregoing description of Policy provisions is qualified by reference to the specimen Policy which has been filed as an exhibit to the Registration Statement and to any variations in Policy provisions required by the regulatory authorities of the state that has approved the Policy for issue.

                              CHARGES AND EXPENSES

CHARGES DEDUCTED FROM PREMIUMS

  In addition to the sales charge (see "Sales Charge" below), the following charges are deducted from premiums:

  Premium Processing Charge. 1.25% of each premium payment will be deducted from each premium payment for collection and Policy processing costs. This charge will be reduced for a Policy with a Sum Insured at issue of more than $5,000,000, subject to a minimum charge equal to .50%. The premium processing charge for these larger Policies will be the greater of .50% or the percentage computed pursuant to the following mathematical formula:


                           (Total Sum Insured at Issue -
1.25% X  (    1 -  [                $5,000,000)               X .25  ]    )
                        -------------------------------------
                                    $10,000,000


  State Premium Tax Charge. A charge currently equal to 2.35% of each premium payment will be deducted from each premium payment. The 2.35% rate is the average rate currently expected to be paid on premiums received in all states over the lifetimes of the insureds covered by the Policies. John Hancock will not increase this charge under outstanding Policies, but reserves the right to change this charge for Policies not yet issued in order to correspond with changes in the state premium tax levels.

  Federal DAC Tax Charge. A charge currently equal to 1.25% of each premium payment will be deducted from each premium payment to cover the estimated cost to John Hancock of the Federal income tax treatment of the Policies' deferred acquisition costs--commonly referred to as the "DAC Tax." John Hancock has determined that this charge is reasonable in relation to John Hancock's increased Federal income tax burden under the Internal Revenue Code resulting from the receipt of premiums. John Hancock will not increase this charge under outstanding Policies, but reserves the right, subject to any required regulatory approval, to change this charge for

Policies not yet issued in order to correspond with changes in the Federal income tax treatment of the Policies' deferred acquisition costs.

SALES CHARGE

  A charge is made to compensate John Hancock for the cost of selling the Policy. This cost includes agents' commissions, commission overrides, advertising, and the printing of prospectuses and sales literature. The amount of the charge in any Policy year cannot be specifically related to sales expenses for that year. John Hancock expects to recover its total sales expenses over the period the Policies are in effect. To the extent that sales charges are insufficient to cover total sales expenses, the sales expenses may be recovered from other sources, including gains from the charge for mortality and expense risks and other gains with respect to the Policies, or from John Hancock's general assets. See "Distribution of Policies."

  The sales charge in the first Policy year is equal to 30% of the premiums paid up to one "target premium" and 3.5% of all premiums in excess of the target premium in that year. The target premium is established at issue and is the amount of the level premium that would be necessary to support a whole life insurance policy in the amount of the Basic Sum Insured at the maximum guaranteed cost of insurance rates, assuming deductions or charges for the other policy expenses at the maximum levels guaranteed under the Policy, and a net interest rate of 5%. Target premiums will vary based on the issue age, sex, smoking status and underwriting class of each of the insureds.

  The current sales charge for premiums paid up to one target premium in subsequent Policy years is 15% in years 2 through 5, 10% in years 6 through 10, 3% for years 11 through 20 and 0% thereafter. The current sales charge for premiums paid in excess of the target premium is 3.5% in years 2 through 10, 3% in years 11 through 20 and 0% thereafter.

  The guaranteed maximum sales charges under the Policy are no higher than the current sales charges, except that the guaranteed maximum sales charge for premiums paid up to one target premium is 4% in years 11 through 20 and 3% thereafter and, for premiums paid in excess of one target premium, is 3% after year 20. Because the Policies were first offered only in 1993, sales charges at the lower current rates are not yet applicable under any outstanding Policy.

  Notwithstanding the foregoing, if the younger insured is age 71 or older at the time of Policy issuance, the current and guaranteed sales charge in Policy year 12 and thereafter is 0%.

  An Owner may structure the timing and amount of premium payments to minimize the sales charges deducted from premium payments, although doing so involves certain risks. Paying less than one target premium in the first Policy year or paying more than one target premium in any Policy year could reduce the Owner's total sales charges over time. For example, an Owner, paying ten target premiums of $10,000 each, would pay total sales charges of $14,000 if he paid $10,000 in each of the first ten Policy years, but would pay total sales charges of only $9,750 if he paid $20,000 (i.e., two times the target premium amount) in every other Policy year up to the ninth Policy year. However, delaying the payment of target premiums to later Policy years could increase the risk that the Guaranteed Minimum Death Benefit may lapse and that the Account Value will be insufficient to pay monthly Policy charges as they come due. As a result, the Policy or any Additional Sum Insured may lapse. See "Default." Conversely, accelerating the payment of target premiums to earlier Policy years could cause aggregate premiums paid to exceed the Policy's 7-pay premium limit and, as a result, cause the Policy to become a modified endowment, with adverse tax consequences to the Owner upon receipt of Policy distributions. See "Premiums--7-Pay Premium Limit."

REDUCED CHARGES FOR ELIGIBLE GROUPS

  The sales charge and issue charge (described below) otherwise applicable may be reduced with respect to Policies issued to a class of associated individuals or to a trustee, employer or similar entity where John Hancock anticipates that the sales to the members of the class will result in lower than normal sales or administrative expenses. These reductions will be made in accordance with John Hancock's rules in effect at the time of the application for a Policy. The factors considered by John Hancock in determining the eligibility of a particular group for reduced charges, and the level of the reduction, are as follows: the nature of the association and its organizational framework; the method by which sales will be made to the members of the class; the facility with which premiums will be collected from the associated individuals and the association's capabilities with respect to administrative tasks; the anticipated persistency of the Policies; the size of the class of associated individuals and the number of years it has been in existence; and any other such circumstances which justify a reduction in sales or administrative expenses. Any reduction will be reasonable and will apply uniformly to all prospective Policy purchasers in the class and will not be unfairly discriminatory to the interests of any Policy Owner.

CHARGES DEDUCTED FROM ACCOUNT VALUE OR ASSETS

  The following charges are deducted from Account Value or assets:

  Issue Charge. John Hancock will deduct an issue charge from Account Value, currently at the rate of $55.55 per month for the first 5 Policy years, plus 2c per $1,000 of the Total Sum Insured at issue per month for the first 3 Policy years. The charge per $1,000 of Total Sum Insured at issue is guaranteed not to exceed $200 per month. Thus, for a Policy with a Total Sum Insured at issue of $1,000,000, the aggregate amount deducted during the first 3 Policy years would be $2,719.80.

  The issue charge is to compensate John Hancock for expenses incurred in connection with the issuance of the Policy, other than sales expenses. Such expenses include medical examinations, insurance underwriting costs and costs incurred in processing applications and establishing permanent Policy records.

  Administrative Charge. John Hancock will deduct from the Account Value a maximum charge of $10 for all Policy years plus 3c per $1,000 of the Total Sum Insured at issue per month. The current monthly charge is $7.50 for all Policy years, plus 1c per $1,000 of the Total Sum Insured at issue for the first 10 Policy years, except that the $7.50 charge currently is zero for any Policy with a Total Sum Insured at issue of at least $5,000,000. Thus, for a Policy with a Total Sum Insured at issue of $1,000,000 and using the current administrative charge, the aggregate amount deducted during the first 10 Policy years would be $2,100.

  This charge is to compensate John Hancock for administrative expenses, including recordkeeping, processing death claims and surrenders, making Policy changes, reporting and other communications to Owners and other similar expense and overhead costs.

  Insurance Charge. The insurance charge deducted monthly from Account Value is based on the attained age of each of the insureds and the amount at risk. The amount at risk is the difference between the current death benefit and the Account Value (after reflecting all charges against the Account Value). The amount of the insurance charge is determined by multiplying John Hancock's then current monthly rate for insurance by the amount at risk.

  Current monthly rates for insurance are based on the sex, age, smoking status and underwriting class of each of the insureds and the length of time the Policy has been in effect. John Hancock will review these rates at least every 5 years, and may change these rates from time to time based on John Hancock's expectations of future experience. However, these rates will never be more than the guaranteed maximum rates based on the 1980

Commissioners' Standard Ordinary Mortality Tables, as set forth in the Policy. The insurance charge is not affected by the death of the first insured to die.

  If an insured's underwriting risk classification has worsened, any subsequently-added Additional Sum Insured coverage may have higher insurance charge rates than the Basic Sum Insured. If an insured's underwriting risk classification has improved, cost of insurance rates on the total Sum Insured may be reduced, as may the target premium with respect to subsequent premium payments.

  Lower current insurance rates are offered at most ages for insureds who qualify as non-smokers. To qualify, an insured must meet additional requirements that relate to smoking habits.

  Guaranteed Minimum Death Benefit Charge. There is no charge for any Guaranteed Minimum Death Benefit during the first 10 Policy years. If the Guaranteed Minimum Death Benefit option is elected for a period beyond the first 10 Policy years, John Hancock deducts a charge from Account Value beginning in the eleventh Policy year. The maximum monthly charge is 3c per $1000 of the Basic Sum Insured at issue and the current monthly charge is 1c per $1,000 of the Basic Sum Insured at issue. If the Guaranteed Minimum Death Benefit lapses due to failure to pay sufficient premiums, the charge will be discontinued. Because the Policies were first offered only in 1993, no Guaranteed Minimum Death Benefit charge is yet applicable to any Policy at the current rate.

  Charge for Mortality and Expense Risks. A daily charge is deducted from the variable Subaccounts for mortality and expense risks assumed by John Hancock at a maximum effective annual rate of .90% of the value of the assets of each variable Subaccount attributable to the Policy. The effective annual rate of this charge will vary, depending upon the Total Sum Insured at issue. The table below shows the current levels of this charge. This charge begins when amounts under a Policy are first allocated to the Account. The mortality risk assumed is that insureds may live for a shorter period of time than estimated and, therefore, a greater amount of death benefit than expected will be payable in relation to the amount of premiums received. The expense risk assumed is that expenses incurred in issuing and administering the Policies will be greater than estimated. John Hancock will realize a gain from this charge to the extent it is not needed to provide for benefits and expenses under the Policies.



                               Current Charge For
      Total Sum Insured at Issue                   Mortality and Expense Risks
      --------------------------                   --------------------------
      $500,000 but less than $5 million  . . . .         .625% of assets
      $5 million but less than $15 million . . .         .575% of assets
      Greater than $15 million . . . . . . . . .         .525% of assets




  Charges for Extra Mortality Risks. An insured who does not qualify for the standard underwriting class must pay an additional charge because of the extra mortality risk. The level of the charge depends upon the ages of the insureds and the degree of extra mortality risk. This additional charge is deducted monthly from Account Value.

  Charges for Optional Rider Benefits. An additional charge must be paid if the Owner elects to purchase any optional insurance benefit by Policy rider. Any such additional charge may be deducted from premiums when paid or deducted monthly from Account Value.

  Charges for Taxes. Currently no charge is made against Account Value for John Hancock's Federal income taxes, but if John Hancock incurs, or expects to incur, income taxes attributable to the Account or this class of Policies in future years, it reserves the right to make a charge, and any charge would affect what the Subaccounts earn. Charges for other taxes, if any, attributable to the Subaccounts may also be made.

  Charge for Partial Withdrawal. John Hancock will deduct a charge in the amount of $20 on a partial withdrawal of Surrender Value, as described under "Account Value and Surrender Value." The charge will be deducted from Account Value. The charge is to compensate John Hancock for the administrative expenses of effecting the withdrawal.

  Fund Investment Management Fee and Other Fund Expenses. The Account purchases shares of the Fund at net asset value, a value which reflects the deduction from the assets of the Fund of its investment management fees and certain non-advisory Fund operating expenses, which are described briefly in the Summary of this Prospectus, and of certain non-advisory operating expenses. For a full description of these deductions, see the attached Prospectus for the Fund.

  The monthly deductions from Account Value described above are deducted on the date of issue and on the first day of each Policy month thereafter. These deductions are made from the Subaccounts in proportion to the amount of Account Value in each. For each month that John Hancock is unable to deduct any charge because there is insufficient Account Value, the uncollected charges will accumulate and be deducted when and if sufficient Account Value is available.

GUARANTEE OF PREMIUMS AND CERTAIN CHARGES

  The Policy's Guaranteed Minimum Death Benefit Premium is guaranteed not to increase. The premium processing charge, the state premium tax charge, the Federal DAC Tax charge, the issue charge and the charge for partial withdrawals are guaranteed not to increase over the life of the Policy. The administrative charge, the Guaranteed Minimum Death Benefit Charge, the sales charge, the mortality and expense risk charge, and the insurance charge are guaranteed not to exceed the maximums set forth in the Policy.

                            DISTRIBUTION OF POLICIES

  Applications are solicited by agents who are licensed by state insurance authorities to sell John Hancock's Policies and who are also registered representatives ("representatives") of John Hancock Distributors, Inc. ("Distributors"), an indirect wholly-owned subsidiary of John Hancock, located at 197 Clarendon Street, Boston, MA 02117, or other broker-dealer firms, as discussed below. John Hancock performs insurance underwriting and determines whether to accept or reject the application for a Policy and each insured's risk classification. Pursuant to a sales agreement among John Hancock, Distributors, JHVLICO, and the Account, Distributors acts as the principal underwriter of the Policies. The sales agreement will remain in effect until terminated upon sixty days' written notice by any party. John Hancock will make the appropriate refund if a Policy ultimately is not issued or is returned under the short-term cancellation provision. Officers and employees of John Hancock are covered by a blanket bond by a commercial carrier in the amount of $25 million.

  Distributors' representatives are compensated for sales of the Policies on a commission and service fee basis by Distributors, and John Hancock reimburses Distributors for such compensation and for other direct and indirect expenses (including agency expense allowances, general agent, district manager and supervisor's compensation, agent's training allowances, deferred compensation and insurance benefits of agents, general agents, district managers and supervisors, agency office clerical expenses and advertising) actually incurred in connection with the marketing and sale of the Policies.

  The maximum commission payable to a Distributors representative for selling a Policy is 45% of the target premium paid in the first Policy year, 5% of the target premium paid in the second through fifth Policy years, and

3% of the target premium paid in each year thereafter. The maximum commission on any premium paid in any year in excess of the target premium is 3%.

  Representatives with less than four years of service with Distributors and those compensated on salary plus bonus or level commission programs may be paid on a different basis. Representatives who meet certain productivity and persistency standards with respect to the sale of policies issued by John Hancock and its affiliates will be eligible for additional compensation.

  Distributors is registered with the Commission under the Securities Exchange Act of 1934 as a broker-dealer, is a member of the National Association of Securities Dealers, Inc., and is a member of the Securities Investor Protection Corporation. The Policies are also sold through other registered broker-dealers that have entered into selling agreements with Distributors and whose representatives are authorized by applicable law to sell variable life insurance policies. The commissions which will be paid by such broker-dealers to their representatives will be in accordance with their established rules. The commission rates may be more or less than those set forth above for Distributors' representatives. In addition, their qualified registered representatives may be reimbursed by the broker-dealers under expense reimbursement allowance programs in any year for approved voucherable expenses incurred. Distributors will compensate the broker-dealers as provided in the selling agreements, and John Hancock will reimburse Distributors for such amounts and for certain other direct expenses in connection with marketing the Policies through other broker-dealers. In addition, these representatives may earn "credits" toward qualification for attendance at certain business meetings sponsored by John Hancock.

  Distributors serves as principal underwriter for other separate accounts registered under the 1940 Act: John Hancock Variable Annuity Accounts U, I and V and John Hancock Variable Life Accounts U, V and S. Distributors is also the principal underwriter for the Fund.

                               TAX CONSIDERATIONS

  The below description of Federal income tax consequences is only a brief summary and is not intended as tax advice. For further information consult a qualified tax advisor. Federal, state and local tax laws can change from time to time and, as a result, the tax consequences to the Owner and beneficiary may be altered.

POLICY PROCEEDS

  Although the Policy contains provisions not found in fixed benefit life insurance policies, John Hancock believes the Policy will receive the same Federal income and estate tax treatment. Section 7702 of the Internal Revenue Code ("Code") defines life insurance for Federal tax purposes. See "Death Benefits--Definition of Life Insurance." If certain standards are met at issue and over the life of the Policy, the Policy will come within that definition. John Hancock will monitor compliance with these standards. Furthermore, John Hancock reserves the right to make any changes in the Policy necessary to ensure the Policy is within the definition of life insurance.

  If the Policy complies with the definition of life insurance and the investment diversification requirements mentioned below, as John Hancock believes it will, the death benefit under the Policy will be excludable from the beneficiary's gross income under Section 101 of the Code. In addition, increases in Account Value as a result of interest or investment experience will not be subject to Federal income tax unless and until values are actually received through withdrawal, surrender or other distributions.

  A surrender, lapse or partial withdrawal may have tax consequences. For example, the Owner will be taxed on a surrender to the extent that the Account Value exceeds the premiums paid under the Policy, ignoring premiums paid for riders. But under certain circumstances within the first 15 Policy years, the Owner may be taxed on a withdrawal of Policy values even if total withdrawals do not exceed total premiums paid.

  John Hancock also believes that, except as noted below, loans received under the Policy will be treated as indebtedness of an Owner and that no part of any loan will constitute income to the Owner. However, the amount of any loan outstanding will be taxed to the Owner if a Policy lapses.

  Distributions under Policies on which premiums greater than the "7-pay" limit (see "Premiums--7-Pay Premium Limit") have been paid will be treated as distributions from a "modified endowment," which are subject to special taxation based on Federal tax law. The Owner of such a Policy will be taxed on distributions such as loans, surrenders and partial withdrawals to the extent of any income (gain) to the Owner (income-first basis). The distributions affected will be those made on or after, and within the two year period prior to, the time the Policy becomes a modified endowment. Additionally, a 10% penalty tax may be imposed on affected income distributed before the Owner attains age59 1/2.

  Furthermore, any time there is a "material change" in a Policy (such as an increase in Additional Sum Insured, the addition of certain other Policy benefits after issue, or reinstatement of a lapsed Policy), the Policy will be subject to a new "7-pay" test, with the possibility of a tax on distributions if it were subsequently to become a modified endowment. Moreover, if benefits under a Policy are reduced (such as a reduction in the Total Sum Insured or death benefit or the reduction or cancellation of certain rider benefits, or Policy termination) during the 7 years in which the 7-pay test is being applied, the 7-pay limit will be recalculated based on the reduced benefits. If the premiums paid to date are greater than the recalculated 7-pay limit, the Policy will become a modified endowment.

  All modified endowments issued by the same insurer (or affiliates) to the Owner during any calendar year generally will be treated as one contract for the purpose of applying the modified endowment rules. Your tax advisor should be consulted if you have questions regarding the possible impact of the 7-pay limit on your Policy.

  The Code and Treasury Regulations set forth requirements for the diversification of the investments underlying variable life insurance policies. John Hancock and the Portfolios intend to comply with these requirements with respect to the Policy. Failure to meet these requirements would mean that the Policy would not be treated as a life insurance contract, subjecting the Owner to Federal income tax on the income and gains under the Policy.

  The Treasury Department has said in the past that it may issue a regulation or a ruling prescribing the circumstances in which an Owner's control over investments underlying a variable life insurance policy may cause the Owner, rather than the insurance company, to be treated as the owner of the assets in the Account, with the effect that income and gains from the Account would be included in the Owner's income for Federal income tax purposes. Under current law, we believe that John Hancock, and not the Policy Owner, would be considered the owner of the assets of the Account. However, John Hancock has reserved certain rights to alter the Policy and the investment alternatives of the Account if necessary to comply with any such regulation or ruling.

  The United States Congress and the Treasury Department have in the past and may in the future consider new legislation that, if enacted, could change the Federal tax treatment of life insurance policy income or death benefits. Any such change could have a retroactive effect. We suggest you consult with your legal or tax adviser, if you have any questions about this.

  Federal estate and state and local estate, inheritance and other tax consequences of ownership or receipt of Policy proceeds depend on the circumstances of each Owner or beneficiary.

CHARGE FOR JOHN HANCOCK'S TAXES

  Except for the DAC Tax charge, John Hancock currently makes no charge for Federal income taxes that may be attributable to this class of Policies. If John Hancock incurs, or expects to incur, income taxes attributable to this class of Policies or any Subaccount in the future, it reserves the right to make a charge for those taxes.

  Under current laws, John Hancock may incur state and local taxes (in addition to premium taxes) in several states. At present, these taxes are not significant. If there is a material change in applicable state or local tax laws, charges for such taxes may be made.

POLICY SPLIT OPTION

  An Owner may elect to split a Policy into two other individual life insurance policies, as described under "Policy Split Option." A Policy split could have adverse tax consequences including, but not limited to, the recognition of taxable income in an amount up to any taxable gain in the Policy at the time of the split.

           BOARD OF DIRECTORS AND EXECUTIVE OFFICERS OF JOHN HANCOCK

  The Directors and Executive Officers of John Hancock and their principal occupations during the past five years are as follows:




   Directors                              Principal Occupations
   ---------                              ---------------------
   Samuel W. Bodman        Chairman of the Board and Chief Executive Officer,
                           Cabot Corporation (chemicals)
   Nelson S. Gifford       Principal, Fleetwing Capital Management (financial
                           services)
   William L. Boyan        Vice Chairman of the Board, John Hancock
   E. James Morton         Director, formerly Chairman of the Board, John
                           Hancock
   John F. Magee           Chairman, Arthur D. Little, Inc. (industrial
                           research and consultant).
   John M. Connors, Jr.    Chief Executive Officer and Director, Hill,
                           Holliday, Connors, Cosmopoulos, Inc. (advertising).
   Stephen L. Brown        Chairman of the Board and Chief Executive Officer,
                           John Hancock
   I. MacAllister Booth    Retired Chairman of the Board and Chief Executive
                           Officer, Polaroid Corporation (photographic
                           products)
   C. Vincent Vappi        Former President and Chief Executive Officer, Vappi
                           & Company, Inc. (construction).
   Robert J. Tarr, Jr.     Former President, Chief Executive Officer and Chief
                           Operations Officer, Harcourt, General, Inc.
                           (publishing)
   David F. D'Alessandro   President and Chief Operating Officer, JohnHancock
   Joan T. Bok             Chairman of the Board, New England Electric System
                           (electricutility).
   Robert E. Fast          Senior Partner, Hale and Dorr (law firm).
   Foster L. Aborn         Vice Chairman of the Board, John Hancock
   Lawrence K. Fish        Chairman, President, and Chief Executive Officer,
                           Citizens Financial Group, Inc.(banking).
   Richard F. Syron        Chairman and Chief Executive Officer, American Stock
                           Exchange.
   Kathleen F. Feldstein   President, Economic Studies Inc. (economic
                           consulting).
   Michael C. Hawley       President and Chief Operating Officer, The Gillette
                           Company (razors, etc.).
   Wayne A. Budd           Group President, Bell Atlantic - New England
                           (telecommunications)

   Executive Officers
   ------------------
   Diane M. Capstaff         Executive Vice President
   Thomas E. Moloney         Executive Vice President
   Richard S. Scipione       General Counsel
   Barry J. Rubenstein       Vice President, Counsel and Secretary




  The business address of all Directors and officers of John Hancock is John Hancock Place, Boston, Massachusetts 02117.

                                    REPORTS

  At least once each Policy year a statement will be sent to the Owner setting forth the amount of the death benefit, Basic Sum Insured, Additional Sum Insured, Account Value, the portion of the Account Value in each Subaccount, Surrender Value, premiums received and charges deducted from premiums since the last report, and any outstanding Policy loan (and interest charged for the preceding Policy year) as of the last day of such year. Moreover, confirmations will be furnished to Owners of premium payments, transfers among Subaccounts, Policy loans, partial withdrawals and certain other Policy transactions.

  Owners will be sent semiannually a report containing the financial statements of the Fund, including a list of securities held in each Portfolio.

                               VOTING PRIVILEGES

  All of the assets in the variable Subaccounts of the Account are invested in shares of the corresponding Portfolios of the Fund. John Hancock will vote the shares of each of the Portfolios of the Fund which are deemed attributable to qualifying variable life insurance policies and variable annuity contracts at regular and special meetings of the Fund's shareholders in accordance with instructions received from owners of such policies or contracts. Shares of the Fund held in the Account which are not attributable to such policies and contracts and shares for which instructions from owners are not received will be represented by John Hancock at the meeting and will be voted for and against each matter in the same proportions as the votes based upon the instructions received from the owners of all such policies and contracts.

  The number of Fund shares held in each variable Subaccount deemed attributable to each owner is determined by dividing the amount of a Policy's Account Value held in the variable Subaccount by the net asset value of one share in the corresponding Fund Portfolio in which the assets of that variable Subaccount are invested. Fractional votes will be counted. The number of shares as to which the owner may give instructions will be determined as of the record date for the Fund's meeting.

  Owners of Policies may give instructions regarding the election of the Board of Trustees of the Fund, ratification of the selection of independent auditors, approval of Fund investment advisory agreements and other matters requiring a vote under the 1940 Act. Owners will be furnished information and forms by John Hancock in order that voting instructions may be given.

  John Hancock may, when required by state insurance regulatory authorities, disregard voting instructions if the instructions require that the shares be voted so as to change the investment objectives of the Portfolios of the Fund or to approve or disapprove an investment advisory or underwriting contract for the Fund. John Hancock also may disregard voting instructions in favor of changes initiated by an owner or the Fund's Board of Trustees in an investment policy, investment adviser or principal underwriter of the Fund, if John Hancock (i) reasonably disapproves of such changes and (ii) in the case of a change of investment policy or investment adviser, makes a good-faith determination that the proposed change is contrary to state law or prohibited by state regulatory authorities or that the change would be inconsistent with a variable Subaccount's investment objectives or would result in the purchase of securities which vary from the general quality and nature of investments and investment techniques utilized by other separate accounts of John Hancock or of an affiliated life insurance company, which separate accounts have investment objectives similar to those of the variable Subaccount. In the event John Hancock does disregard voting instructions, a summary of that action and the reasons for such action will be included in the next semi-annual report to owners.

                       CHANGES THAT JOHN HANCOCK CAN MAKE

  The voting privileges described in this Prospectus are afforded based on John Hancock's understanding of applicable Federal securities law requirements. To the extent that applicable law, regulations or interpretations change to eliminate or restrict the need for such voting privileges, John Hancock reserves the right to proceed in accordance with any such revised requirements. John Hancock also reserves the right, subject to compliance with applicable law, including approval of owners if so required, (1) to transfer assets determined by John Hancock to be associated with the class of policies to which the Policies belong from the Account to another separate account or variable Subaccount by withdrawing the same percentage of each investment in the Account with appropriate adjustments to avoid odd lots and fractions, (2) to operate the Account as a "management-type investment company" under the 1940 Act, or in any other form permitted by law, the investment adviser of which would be John Hancock or an affiliate, (3) to deregister the Account under the 1940 Act, (4) to substitute for the Portfolio shares held by a Subaccount any other investment permitted by law, and (5) to take any action necessary to comply with or obtain any exemptions from the 1940 Act. John Hancock would notify owners of any of the foregoing changes and, to the extent legally required, obtain approval of owners and any regulatory body prior thereto. Such notice and approval, however, may not be legally required in all cases.

                                STATE REGULATION

  John Hancock is subject to regulation and supervision by the Massachusetts Commissioner of Insurance who periodically examines its affairs. It also is subject to the applicable insurance laws and regulations of all jurisdictions in which it is authorized to do business.

  John Hancock is required to submit annual statements of its operations, including financial statements, to the insurance departments of the various jurisdictions in which it does business for purposes of determining solvency and compliance with local insurance laws and regulations.

                                 LEGAL MATTERS

  The legal validity of the Policies described in this Prospectus has been passed on by Ronald J. Bocoge, Vice President and Counsel for John Hancock. Messrs. Freedman, Levy, Kroll & Simonds, Washington, D.C., have advised John Hancock on certain Federal securities law matters in connection with the Policies.

                             REGISTRATION STATEMENT

  This Prospectus omits certain information contained in the Registration Statement which has been filed with the Commission. More details may be obtained from the Securities and Exchange Commission upon payment of the prescribed fee.

                                    EXPERTS

  The financial statements of John Hancock and the Account included in this Prospectus have been audited by Ernst & Young LLP, independent auditors, for the periods indicated in their reports thereon which appear elsewhere herein and have been included in reliance on their reports given on their authority as experts in accounting and auditing.
  Actuarial matters included in this Prospectus have been examined by Malcolm Cheung, F.S.A., an Actuary of John Hancock.

                              FINANCIAL STATEMENTS

  The financial statements of John Hancock included herein should be distinguished from the financial statements of the Account and should be considered only as bearing upon the ability of John Hancock to meet its obligations under the Policies.

JOHN HANCOCK MUTUAL VARIABLE LIFE INSURANCE ACCOUNT UV

STATEMENT OF ASSETS AND LIABILITIES

DECEMBER 31, 1997


                               Large Cap    Sovereign   International  Small Cap   International   Mid Cap    Large Cap
                                Growth        Bond        Equities       Growth      Balanced       Growth      Value
                              Subaccount   Subaccount    Subaccount    Subaccount   Subaccount    Subaccount  Subaccount
                              -----------  -----------  -------------  ----------  -------------  ----------  ----------
ASSETS
Investments in shares of
 portfolios of John Hancock
 Variable Series Trust I, at
 value. . . . . . . . . . .   $18,634,480  $60,032,856   $3,944,730     $962,215      $85,312      $567,830   $1,678,123
Investments in shares of
 portfolios of M Fund Inc.,
 at value . . . . . . . . .            --           --           --           --           --            --           --
Policy loans and accrued
 interest receivable  . . .     1,557,636    9,680,029      219,946           --           --            --           --
Receivable from:
 John Hancock Variable
  Series Trust 1  . . . . .        10,716       14,482        1,331        1,452          100         2,261        2,449
 M Fund Inc.  . . . . . . .            --           --           --           --           --            --           --
                              -----------  -----------   ----------     --------      -------      --------   ----------
TOTAL ASSETS  . . . . . . .    20,202,832   69,727,367    4,166,007      963,667       85,412       570,091    1,680,572
LIABILITIES
Payable to John Hancock
 Mutual Variable Life
 Insurance Company  . . . .        10,398       13,408        1,266        1,436           99         2,252        2,421
Asset charges payable                 318        1,074           65           16            1             9           28
                              -----------  -----------   ----------     --------      -------      --------   ----------
TOTAL LIABILITIES                  10,716       14,482        1,331        1,452          100         2,261        2,449
                              -----------  -----------   ----------     --------      -------      --------   ----------
NET ASSETS .                  $20,192,116  $69,712,885   $4,164,676     $962,215      $85,312      $567,830   $1,678,123
                              ===========  ===========   ==========     ========      =======      ========   ==========
                                 Money      Mid Cap       Special      Real Estate
                                Market       Value     Opportunities     Equity
                              Subaccount   Subaccount   Subaccount     Subaccount
                              -----------  ----------  -------------  -------------
ASSETS
Investments in shares of      $12,254,998  $2,036,158   $4,091,961     $4,649,139
 portfolios of John Hancock
 Variable Series Trust I, at
 value. . . . . . . . . . .
Investments in shares of               --          --           --             --
 portfolios of M Fund Inc.,
 at value . . . . . . . . .
Policy loans and accrued        2,230,242          --           --        225,571
 interest receivable  . . .
Receivable from:
 John Hancock Variable            386,526      15,188        1,935          1,502
  Series Trust 1  . . . . .
 M Fund Inc.  . . . . . . .            --          --           --             --
                              -----------  ----------   ----------     ----------
TOTAL ASSETS  . . . . . . .    14,871,766   2,051,346    4,093,896      4,876,212
LIABILITIES
Payable to John Hancock           386,304      15,155        1,868          1,425
 Mutual Variable Life
 Insurance Company  . . . .
Asset charges payable                 222          33           67             77
                              -----------  ----------   ----------     ----------
TOTAL LIABILITIES                 386,526      15,188        1,935          1,502
                              -----------  ----------   ----------     ----------
NET ASSETS .                  $14,485,240  $2,036,158   $4,091,961     $4,874,710
                              ===========  ==========   ==========     ==========




---------
See accompanying notes.

JOHN HANCOCK MUTUAL VARIABLE LIFE INSURANCE ACCOUNT UV

DECEMBER 31, 1997


                                                   Short-Term                                                       Turner
                          Growth &                    U.S.     Small Cap   International    Equity    Strategic      Core
                           Income       Managed    Government    Value     Opportunities    Index        Bond       Growth
                         Subaccount   Subaccount   Subaccount  Subaccount   Subaccount    Subaccount  Subaccount  Subaccount
                        ------------  -----------  ----------  ----------  -------------  ----------  ----------  ----------
ASSETS
Investments in shares
 of portfolios of John
 Hancock Variable
 Series Trust I, at
 value. . . . . . . .   $199,623,682  $83,078,514   $127,103   $1,251,673    $389,007     $2,123,595   $147,317    $    --
Investments in shares
 of portfolios of M
 Fund Inc., at value              --           --         --           --          --             --         --     68,640
Policy loans and
 accrued interest
 receivable . . . . .     25,360,369   10,979,401         --           --          --             --         --         --
Receivable from:
 John Hancock Variable
  Series Trust I  . .         67,248       38,235      4,076        1,152          68          5,000         10         --
 M Fund Inc.  . . . .             --           --         --           --          --             --         --          1
                        ------------  -----------   --------   ----------    --------     ----------   --------    -------
TOTAL ASSETS  . . . .    225,051,299   94,096,150    131,179    1,252,825     389,075      2,128,595    147,327     68,641
LIABILITIES . . . . .
Payable to John
 Hancock Mutual
 Variable Life
 Insurance Company  .         63,785       36,775      4,074        1,132          62          4,965          8         --
Asset charges payable          3,463        1,460          2           20           6             35          2          1
                        ------------  -----------   --------   ----------    --------     ----------   --------    -------
TOTAL LIABILITIES . .         67,248       38,235      4,076        1,152          68          5,000         10          1
                        ------------  -----------   --------   ----------    --------     ----------   --------    -------
NET ASSETS  . . . . .   $224,984,051  $94,057,915   $127,103   $1,251,673    $389,007     $2,123,595   $147,317    $68,640
                        ============  ===========   ========   ==========    ========     ==========   ========    =======
                          Edinburgh       Frontier
                        International     Capital
                           Equity       Appreciation
                         Subaccount      Subaccount
                        -------------  --------------
ASSETS
Investments in shares     $     --        $     --
 of portfolios of John
 Hancock Variable
 Series Trust I, at
 value. . . . . . . .
Investments in shares      126,339         273,608
 of portfolios of M
 Fund Inc., at value
Policy loans and                --              --
 accrued interest
 receivable . . . . .
Receivable from:
 John Hancock Variable          --              --
  Series Trust I  . .
 M Fund Inc.  . . . .            2               4
                          --------        --------
TOTAL ASSETS  . . . .      126,341         273,612
LIABILITIES . . . . .
Payable to John                 --              --
 Hancock Mutual
 Variable Life
 Insurance Company  .
Asset charges payable            2               4
                          --------        --------
TOTAL LIABILITIES . .            2               4
                          --------        --------
NET ASSETS  . . . . .     $126,339        $273,608
                          ========        ========




---------
See accompanying notes.

JOHN HANCOCK MUTUAL VARIABLE LIFE INSURANCE ACCOUNT UV

STATEMENTS OF OPERATIONS

FOR THE YEARS AND PERIODS ENDED DECEMBER 31,



                                                     Large Cap Growth Subaccount            Sovereign Bond Subaccount
                                                  ----------------------------------  -------------------------------------
                                                     1997        1996        1995        1997         1996          1995
                                                  ----------  ----------  ----------  -----------  ------------  -----------
Investment income:
 Distributions received from:
  John Hancock Variable Series
   Trust I  . . . . . . . . . . . . . . . . . .   $1,686,429  $1,905,476  $  754,115  $4,454,173   $ 3,765,421   $3,504,747
  M Fund Inc. . . . . . . . . . . . . . . . . .           --          --          --          --            --           --
 Interest income on policy loans  . . . . . . .      103,747      83,974      67,279     696,074       678,580      641,677
                                                  ----------  ----------  ----------  ----------   -----------   ----------
Total investment income . . . . . . . . . . . .    1,790,176   1,989,450     821,394   5,150,247     4,444,001    4,146,424
Expenses:
 Mortality and expense risks  . . . . . . . . .       99,710      69,829      48,056     370,612       325,346      286,349
                                                  ----------  ----------  ----------  ----------   -----------   ----------
Net investment income (loss)  . . . . . . . . .    1,690,466   1,919,621     773,338   4,779,635     4,118,655    3,860,075
Net realized and unrealized gain (loss) on
 investments:
 Net realized gain (loss) . . . . . . . . . . .      292,430     145,304      23,090    (230,607)     (169,158)    (127,733)
 Net unrealized appreciation (depreciation)
  during the period . . . . . . . . . . . . . .    2,142,494       3,756   1,225,784   1,277,686    (1,418,707)   4,205,161
                                                  ----------  ----------  ----------  ----------   -----------   ----------
Net realized and unrealized gain (loss) on
 investments. . . . . . . . . . . . . . . . . .    2,434,924     149,060   1,248,874   1,047,079    (1,587,865)   4,077,428
                                                  ----------  ----------  ----------  ----------   -----------   ----------
Net increase (decrease) in net assets resulting
 from operations  . . . . . . . . . . . . . . .   $4,125,390  $2,068,681  $2,022,212  $5,826,714   $ 2,530,790   $7,937,503
                                                  ==========  ==========  ==========  ==========   ===========   ==========
                                                                                            Small Cap          International
                                                   International Equities Subaccount    Growth Subaccount   Balanced Subaccount
                                                  ----------------------------------    ------------------  --------------------
                                                     1997          1996        1995      1997      1996*      1997        1996*
                                                  ------------  ----------  ----------  --------  --------  ----------  ----------
Investment income:
 Distributions received from:
  John Hancock Variable Series                     $ 195,240     $ 42,110    $ 29,692   $   436   $   160    $ 3,972      $  734
   Trust I  . . . . . . . . . . . . . . . . . .
  M Fund Inc. . . . . . . . . . . . . . . . . .           --           --          --        --        --         --          --
 Interest income on policy loans  . . . . . . .       15,746       13,158       9,853        --        --         --          --
                                                   ---------     --------    --------   -------   -------    -------      ------
Total investment income . . . . . . . . . . . .      210,986       55,268      39,545       436       160      3,972         734
Expenses:
 Mortality and expense risks  . . . . . . . . .       24,261       19,834      15,495     4,231       538        392          81
                                                   ---------     --------    --------   -------   -------    -------      ------
Net investment income (loss)  . . . . . . . . .      186,725       35,434      24,050    (3,795)     (378)     3,580         653
Net realized and unrealized gain (loss) on
 investments:
 Net realized gain (loss) . . . . . . . . . . .       50,829       25,854      14,367     6,475      (690)       429           9
 Net unrealized appreciation (depreciation)
  during the period . . . . . . . . . . . . . .     (463,778)     217,574     164,490    92,108    (5,174)    (4,312)        899
                                                   ---------     --------    --------   -------   -------    -------      ------
Net realized and unrealized gain (loss) on
 investments. . . . . . . . . . . . . . . . . .     (412,949)     243,428     178,857    98,583    (5,864)    (3,883)        908
                                                   ---------     --------    --------   -------   -------    -------      ------
Net increase (decrease) in net assets resulting
 from operations  . . . . . . . . . . . . . . .    $(226,224)    $278,862    $202,907   $94,788   $(6,242)   $  (303)     $1,561
                                                   =========     ========    ========   =======   =======    =======      ======




---------

* From May 1, 1996 (commencement of operations).

See accompanying notes.

JOHN HANCOCK MUTUAL VARIABLE LIFE INSURANCE ACCOUNT UV

FOR THE YEARS AND PERIODS ENDED DECEMBER 31,


                         Mid Cap Growth    Large Cap Value                                     Mid Cap Value
                           Subaccount         Subaccount         Money Market Subaccount        Subaccount
                        ----------------   ----------------  ------------------------------  -----------------
                         1997     1996*      1997    1996*     1997       1996       1995      1997     1996*
                        --------  -------  --------  ------  --------  ----------  --------  --------  -------
Investment income:
 Distributions
  received from:
  John Hancock
   Variable Series
   Trust I  . . . . .   $    --   $  411   $ 57,265  $2,056  $641,356  $1,073,915  $810,091  $150,951  $ 5,010
  M Fund Inc. . . . .        --       --         --      --        --          --        --        --       --
 Interest income on
  policy loans  . . .        --       --         --      --   148,802     160,206   155,058        --       --
                        -------   ------   --------  ------  --------  ----------  --------  --------  -------
Total investment
 income . . . . . . .        --      411     57,265   2,056   790,158   1,234,121   965,149   150,951    5,010
Expenses:
 Mortality and expense
  risks . . . . . . .     2,164      292      3,303     218    81,437     134,461    96,074     7,632      572
                        -------   ------   --------  ------  --------  ----------  --------  --------  -------
Net investment income
 (loss) . . . . . . .    (2,164)     119     53,962   1,838   708,721   1,099,660   869,075   143,319    4,438
Net realized and
 unrealized gain
 (loss) on
 investments:
 Net realized gain
  (loss). . . . . . .     5,866      (17)    17,858     588        --          --        --    10,646    8,413
 Net unrealized
  appreciation
  (depreciation)
  during the period .    66,874    1,684     80,036   4,787        --          --        --   145,409   14,211
                        -------   ------   --------  ------  --------  ----------  --------  --------  -------
Net realized and
 unrealized gain
 (loss) on investments   72,740    1,667     97,894   5,375        --          --        --   156,055   22,624
                        -------   ------   --------  ------  --------  ----------  --------  --------  -------
Net increase in net
 assets resulting from
 operations . . . . .   $70,576   $1,786   $151,856  $7,213  $708,721  $1,099,660  $869,075  $299,374  $27,062
                        =======   ======   ========  ======  ========  ==========  ========  ========  =======

                        Special Opportunities Subaccount
                        ---------------------------------
                           1997        1996        1995
                        -----------  ---------  -----------
Investment income:
 Distributions
  received from:
  John Hancock          $ 407,765    $114,600    $ 22,718
   Variable Series
   Trust I  . . . . .
  M Fund Inc. . . . .          --          --          --
 Interest income on
  policy loans  . . .          --          --          --
                        ---------    --------    --------
Total investment          407,765     114,600      22,718
 income . . . . . . .
Expenses:
 Mortality and expense
  risks . . . . . . .      22,030      10,841       3,017
                        ---------    --------    --------
Net investment income     385,735     103,759      19,701
 (loss) . . . . . . .
Net realized and unrealized gain (loss) on investments:
 Net realized gain        276,956      81,916       9,743
  (loss). . . . . . .
 Net unrealized
  appreciation           (477,912)    264,010     126,004
  (depreciation)        ---------    --------    --------
  during the period .
Net realized and
 unrealized gain         (200,956)
 (loss) on investments  ---------     345,926     135,747
                                     --------    --------
Net increase in net
 assets resulting from  $ 184,779
 operations . . . . .   =========    $449,685    $155,448
                                     ========    ========




---------
* From May 1, 1996 (commencement of operations).

See accompanying notes.

JOHN HANCOCK MUTUAL VARIABLE LIFE INSURANCE ACCOUNT UV

FOR THE YEARS AND PERIODS ENDED DECEMBER 31,



                                               Real Estate Equity Subaccount         Growth & Income Subaccount
                                              ------------------------------    -------------------------------------
                                                1997       1996       1995         1997         1996         1995
                                              ---------  ---------  ----------  -----------  -----------  -----------
Investment income:
 Distributions received from:
  John Hancock Variable Series Trust I  . .   $330,296   $177,243   $153,495    $25,377,474  $18,406,284  $10,687,455
  M Fund Inc. . . . . . . . . . . . . . . .         --         --         --             --           --           --
 Interest income on policy loans  . . . . .     15,261     13,041     12,322      1,728,054    1,562,266    1,397,618
                                              --------   --------   --------    -----------  -----------  -----------
Total investment income . . . . . . . . . .    345,557    190,284    165,817     27,105,528   19,968,550   12,085,073
Expenses:
 Mortality and expense risks  . . . . . . .     25,420     16,931     13,502      1,136,268      842,055      646,807
                                              --------   --------   --------    -----------  -----------  -----------
Net investment income . . . . . . . . . . .    320,137    173,353    152,315     25,969,260   19,126,495   11,438,266
Net realized and unrealized gain (loss) on
 investments:
 Net realized gain (loss) . . . . . . . . .    181,015     39,891    (39,490)     1,982,518      820,430       85,385
 Net unrealized appreciation (depreciation)
  during the period . . . . . . . . . . . .    165,392    637,301    155,992     18,247,212    4,555,481   17,351,805
                                              --------   --------   --------    -----------  -----------  -----------
Net realized and unrealized gain (loss) on
 investments. . . . . . . . . . . . . . . .    346,407    677,192    116,502     20,229,730    5,375,911   17,437,190
                                              --------   --------   --------    -----------  -----------  -----------
Net increase in net assets resulting from
 operations . . . . . . . . . . . . . . . .   $666,544   $850,545   $268,817    $46,198,990  $24,502,406  $28,875,456
                                              ========   ========   ========    ===========  ===========  ===========
                                                                                             Short-Term U.S.
                                                        Managed Subaccount                Government Subaccount
                                              --------------------------------------   -----------------------------
                                                 1997         1996          1995          1997        1996     1995
                                              -----------  ------------  ------------  -----------  --------  ------
Investment income:
 Distributions received from:
  John Hancock Variable Series Trust I  . .   $ 7,891,222  $ 8,705,892   $ 5,946,035   $1,036,747   $201,830  $2,749
  M Fund Inc. . . . . . . . . . . . . . . .            --           --            --           --         --      --
 Interest income on policy loans  . . . . .       768,231      705,413       626,984           --         --      --
                                              -----------  -----------   -----------   ----------   --------  ------
Total investment income . . . . . . . . . .     8,659,453    9,411,305     6,573,019    1,036,747    201,830   2,749
Expenses:
 Mortality and expense risks  . . . . . . .       497,030      426,946       356,869      121,572     15,305     295
                                              -----------  -----------   -----------   ----------   --------  ------
Net investment income . . . . . . . . . . .     8,162,423    8,984,359     6,216,150      915,175    186,525   2,454
Net realized and unrealized gain (loss) on
 investments:
 Net realized gain (loss) . . . . . . . . .       437,661      230,806        (6,127)     (27,616)       577     477
 Net unrealized appreciation (depreciation)
  during the period . . . . . . . . . . . .     4,941,061   (2,103,918)    7,134,666      226,435    225,129   1,735
                                              -----------  -----------   -----------   ----------   --------  ------
Net realized and unrealized gain (loss) on
 investments. . . . . . . . . . . . . . . .     5,378,722   (1,873,112)    7,128,539      198,819    225,706   2,212
                                              -----------  -----------   -----------   ----------   --------  ------
Net increase in net assets resulting from
 operations . . . . . . . . . . . . . . . .   $13,541,145  $ 7,111,247   $13,344,689   $1,113,994   $412,231  $4,666
                                              ===========  ===========   ===========   ==========   ========  ======
                                              Small Cap Value
                                                 Subaccount
                                              -----------------
                                                1997      1996*
                                              ---------  --------
Investment income:
 Distributions received from:
  John Hancock Variable Series Trust I  . .   $ 95,844    $1,653
  M Fund Inc. . . . . . . . . . . . . . . .         --        --
 Interest income on policy loans  . . . . .         --        --
                                              --------    ------
Total investment income . . . . . . . . . .     95,844     1,653
Expenses:
 Mortality and expense risks  . . . . . . .      3,270       128
                                              --------    ------
Net investment income . . . . . . . . . . .     92,574     1,525
Net realized and unrealized gain (loss) on
 investments:
 Net realized gain (loss) . . . . . . . . .     19,812        11
 Net unrealized appreciation (depreciation)
  during the period . . . . . . . . . . . .    (12,804)    2,702
                                              --------    ------
Net realized and unrealized gain (loss) on
 investments. . . . . . . . . . . . . . . .      7,008     2,713
                                              --------    ------
Net increase in net assets resulting from
 operations . . . . . . . . . . . . . . . .   $ 99,582    $4,238
                                              ========    ======




---------
* From May 1, 1996 (commencement of operations).

See accompanying notes.

JOHN HANCOCK MUTUAL VARIABLE LIFE INSURANCE ACCOUNT UV

FOR THE YEARS AND PERIODS ENDED DECEMBER 31,


                         International                                                                     Edinburgh
                         Opportunities       Equity Index      Strategic Bond   Turner Core Growth   International Equity
                           Subaccount         Subaccount         Subaccount         Subaccount            Subaccount
                        -----------------  -----------------  ---------------   -------------------  ---------------------
                          1997     1996*     1997     1996*     1997    1996*     1997      1996*      1997        1996*
                        ---------  ------  --------  -------  --------  ------  ---------  --------  ----------  ----------
Investment income:
 Distributions
  received from:
  John Hancock
   Variable Series
   Trust I  . . . . .   $  5,284   $  482  $ 54,601  $ 4,958  $ 9,400    $539    $    --    $   --    $    --     $    --
  M Fund Inc. . . . .         --       --        --       --       --      --      6,373       958      1,796         510
 Interest income on
  policy loans  . . .         --       --        --       --       --      --         --        --         --          --
                        --------   ------  --------  -------  -------    ----    -------    ------    -------     -------
Total investment
 income . . . . . . .      5,284      482    54,601    4,958    9,400     539      6,373       958      1,796         510
Expenses:
 Mortality and expense
  risks . . . . . . .      1,697      295     5,346      287      658      30        301        83        684         173
                        --------   ------  --------  -------  -------    ----    -------    ------    -------     -------
Net investment income
 (loss) . . . . . . .      3,587      187    49,255    4,671    8,742     509      6,072       875      1,112         337
Net realized and
 unrealized gain
 (loss) on
 investments:
 Net realized gain
  (loss). . . . . . .      3,191       57    14,525      620      348      36        839        48        888         (91)
 Net unrealized
  appreciation
  (depreciation)
  during the period .    (12,223)   7,271   146,714    6,278    1,260       8      6,487       784     (1,473)     (1,056)
                        --------   ------  --------  -------  -------    ----    -------    ------    -------     -------
Net realized and
 unrealized gain
 (loss) on investments    (9,032)   7,328   161,239    6,898    1,608      44      7,326       832       (585)     (1,147)
                        --------   ------  --------  -------  -------    ----    -------    ------    -------     -------
Net increase
 (decrease) in net
 assets resulting from
 operations . . . . .   $ (5,445)  $7,515  $210,494  $11,569  $10,350    $553    $13,398    $1,707    $   527     $  (810)
                        ========   ======  ========  =======  =======    ====    =======    ======    =======     =======
                               Frontier
                         Capital Appreciation
                              Subaccount
                        ---------------------
                           1997        1996*
                        ----------  ------------
Investment income:
 Distributions
  received from:
  John Hancock           $    --      $   --
   Variable Series
   Trust I  . . . . .
  M Fund Inc. . . . .      6,463          --
 Interest income on
  policy loans  . . .         --          --
                         -------      ------
Total investment           6,463          --
 income . . . . . . .
Expenses:
 Mortality and expense
  risks . . . . . . .      1,409         477
                         -------      ------
Net investment income      5,054        (477)
 (loss) . . . . . . .
Net realized and unrealized gain (loss) on investments:
 Net realized gain         8,970       6,683
  (loss). . . . . . .
 Net unrealized
  appreciation            32,469       1,317
  (depreciation)         -------      ------
  during the period .
Net realized and
 unrealized gain          41,439
 (loss) on investments   -------       8,000
                                      ------
Net increase
 (decrease) in net       $46,493      $7,523
 assets resulting from   =======      ======
 operations . . . . .




---------
* From May 1, 1996 (commencement of operations).

See accompanying notes.

JOHN HANCOCK MUTUAL VARIABLE LIFE INSURANCE ACCOUNT UV

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE YEARS AND PERIODS ENDED DECEMBER 31,



                                                        Large Cap Growth Subaccount
                                                  ---------------------------------------
                                                     1997          1996          1995
                                                  ------------  ------------  ------------
Increase (decrease) in net assets from
 operations:
 Net investment income (loss) . . . . . . . . .   $ 1,690,466   $ 1,919,621   $   773,338
 Net realized gain (loss) . . . . . . . . . . .       292,430       145,304        23,090
 Net unrealized appreciation (depreciation)
  during the period . . . . . . . . . . . . . .     2,142,494         3,756     1,225,784
                                                  -----------   -----------   -----------
Net increase (decrease) in net assets resulting
 from operations  . . . . . . . . . . . . . . .     4,125,390     2,068,681     2,022,212
From policyholder transactions:
 Net premiums from policyholders  . . . . . . .     5,387,401     4,588,842     3,921,962
 Net benefits to policyholders  . . . . . . . .    (3,728,476)   (3,100,493)   (2,170,453)
 Net increase in policy loans . . . . . . . . .       326,883       174,445       181,384
                                                  -----------   -----------   -----------
Net increase in net assets resulting from
 policyholder transactions  . . . . . . . . . .     1,985,808     1,662,794     1,932,893
                                                  -----------   -----------   -----------
Net increase in net assets  . . . . . . . . . .     6,111,198     3,731,475     3,955,105
Net assets at beginning of period . . . . . . .    14,080,918    10,349,443     6,394,338
                                                  -----------   -----------   -----------
Net assets at end of period . . . . . . . . . .   $20,192,116   $14,080,918   $10,349,443
                                                  ===========   ===========   ===========

                                                         Sovereign Bond Subaccount
                                                  ---------------------------------------
                                                     1997          1996          1995
                                                  ------------  ------------  ------------
Increase (decrease) in net assets from
 operations:
 Net investment income (loss) . . . . . . . . .   $ 4,779,635   $ 4,118,655   $ 3,860,075
 Net realized gain (loss) . . . . . . . . . . .      (230,607)     (169,158)     (127,733)
 Net unrealized appreciation (depreciation)
  during the period . . . . . . . . . . . . . .     1,277,686    (1,418,707)    4,205,161
                                                  -----------   -----------   -----------
Net increase (decrease) in net assets resulting     5,826,714     2,530,790     7,937,503
 from operations  . . . . . . . . . . . . . . .
From policyholder transactions:
 Net premiums from policyholders  . . . . . . .    10,001,325    12,282,665     8,741,178
 Net benefits to policyholders  . . . . . . . .    (8,526,521)   (8,373,358)   (8,117,059)
 Net increase in policy loans . . . . . . . . .       474,983       344,564       344,088
                                                  -----------   -----------   -----------
Net increase in net assets resulting from
 policyholder transactions  . . . . . . . . . .     1,949,787     4,253,871       968,207
                                                  -----------   -----------   -----------
Net increase in net assets  . . . . . . . . . .     7,776,501     6,784,661     8,905,710
Net assets at beginning of period . . . . . . .    61,936,384    55,151,723    46,246,013
                                                  -----------   -----------   -----------
Net assets at end of period . . . . . . . . . .   $69,712,885   $61,936,384   $55,151,723
                                                  ===========   ===========   ===========
                                                                                             Small Cap Growth
                                                    International Equities Subaccount           Subaccount
                                                  --------------------------------------   --------------------
                                                     1997          1996          1995        1997       1996*
                                                  ------------  ------------  -----------  ----------  ---------
Increase (decrease) in net assets from
 operations:
 Net investment income (loss) . . . . . . . . .   $   186,725   $    35,434   $   24,050   $  (3,795)  $   (378)
 Net realized gain (loss) . . . . . . . . . . .        50,829        25,854       14,367       6,475       (690)
 Net unrealized appreciation (depreciation)
  during the period . . . . . . . . . . . . . .      (463,778)      217,574      164,490      92,108     (5,174)
                                                  -----------   -----------   ----------   ---------   --------
Net increase (decrease) in net assets resulting      (226,224)      278,862      202,907      94,788     (6,242)
 from operations  . . . . . . . . . . . . . . .
From policyholder transactions:
 Net premiums from policyholders  . . . . . . .     1,504,962     1,691,043    1,439,112     809,492    276,720
 Net benefits to policyholders  . . . . . . . .    (1,091,126)   (1,137,159)    (927,937)   (199,118)   (13,425)
 Net increase in policy loans . . . . . . . . .        13,761        47,823       27,649          --         --
                                                  -----------   -----------   ----------   ---------   --------
Net increase in net assets resulting from
 policyholder transactions  . . . . . . . . . .       427,597       601,707      538,824     610,374    263,295
                                                  -----------   -----------   ----------   ---------   --------
Net increase in net assets  . . . . . . . . . .       201,373       880,569      741,731     705,162    257,053
Net assets at beginning of period . . . . . . .     3,963,303     3,082,734    2,341,003     257,053         --
                                                  -----------   -----------   ----------   ---------   --------
Net assets at end of period . . . . . . . . . .   $ 4,164,676   $ 3,963,303   $3,082,734   $ 962,215   $257,053
                                                  ===========   ===========   ==========   =========   ========
                                                  International Balanced
                                                        Subaccount
                                                  -----------------------
                                                     1997         1996*
                                                  -----------  -------------
Increase (decrease) in net assets from
 operations:
 Net investment income (loss) . . . . . . . . .    $ 3,580       $   653
 Net realized gain (loss) . . . . . . . . . . .        429             9
 Net unrealized appreciation (depreciation)
  during the period . . . . . . . . . . . . . .     (4,312)          899
                                                   -------       -------
Net increase (decrease) in net assets resulting       (303)        1,561
 from operations  . . . . . . . . . . . . . . .
From policyholder transactions:
 Net premiums from policyholders  . . . . . . .     62,380        32,725
 Net benefits to policyholders  . . . . . . . .     (9,531)       (1,520)
 Net increase in policy loans . . . . . . . . .         --            --
                                                   -------       -------
Net increase in net assets resulting from
 policyholder transactions  . . . . . . . . . .     52,849        31,205
                                                   -------       -------
Net increase in net assets  . . . . . . . . . .     52,546        32,766
Net assets at beginning of period . . . . . . .     32,766            --
                                                   -------       -------
Net assets at end of period . . . . . . . . . .    $85,312       $32,766
                                                   =======       =======




---------
* From May 1, 1996 (commencement of operations).

See accompanying notes.

JOHN HANCOCK MUTUAL VARIABLE LIFE INSURANCE ACCOUNT UV

FOR THE YEARS AND PERIODS ENDED DECEMBER 31,


                                                                       Mid Cap Growth         Large Cap Value
                                                                         Subaccount             Subaccount
                                                                    --------------------   ---------------------
                                                                      1997       1996*        1997       1996*
                                                                    ----------  ---------  -----------  ---------
Increase in net assets from operations:
 Net investment income (loss) . . . . . . . . . . . . . . . . . .   $  (2,164)  $    119   $   53,962   $  1,838
 Net realized gain (loss) . . . . . . . . . . . . . . . . . . . .       5,866        (17)      17,858        588
 Net unrealized appreciation (depreciation) during the
  period  . . . . . . . . . . . . . . . . . . . . . . . . . . . .      66,874      1,684       80,036      4,787
                                                                    ---------   --------   ----------   --------
Net increase in net assets resulting from operations  . . . . . .      70,576      1,786      151,856      7,213
From policyholder transactions:
 Net premiums from policyholders  . . . . . . . . . . . . . . . .     457,341    172,848    1,506,756    107,940
 Net benefits to policyholders  . . . . . . . . . . . . . . . . .    (125,239)    (9,482)     (85,021)   (10,621)
 Net increase (decrease) in policy loans  . . . . . . . . . . . .          --         --           --         --
                                                                    ---------   --------   ----------   --------
Net increase (decrease) in net assets resulting from policyholder
 transactions . . . . . . . . . . . . . . . . . . . . . . . . . .     332,102    163,366    1,421,735     97,319
                                                                    ---------   --------   ----------   --------
Net increase (decrease) in net assets . . . . . . . . . . . . . .     402,678    165,152    1,573,591    104,532
Net assets at beginning of period . . . . . . . . . . . . . . . .     165,152         --      104,532         --
                                                                    ---------   --------   ----------   --------
Net assets at end of period . . . . . . . . . . . . . . . . . . .   $ 567,830   $165,152   $1,678,123   $104,532
                                                                    =========   ========   ==========   ========

                                                                            Money Market Subaccount
                                                                    ----------------------------------------
                                                                       1997           1996          1995
                                                                    ------------  -------------  ------------
Increase in net assets from operations:
 Net investment income (loss) . . . . . . . . . . . . . . . . . .   $   708,721   $  1,099,660   $   869,075
 Net realized gain (loss) . . . . . . . . . . . . . . . . . . . .            --             --            --
 Net unrealized appreciation (depreciation) during the
  period  . . . . . . . . . . . . . . . . . . . . . . . . . . . .            --             --            --
                                                                    -----------   ------------   -----------
Net increase in net assets resulting from operations  . . . . . .       708,721      1,099,660       869,075
From policyholder transactions:
 Net premiums from policyholders  . . . . . . . . . . . . . . . .    11,210,536     34,216,886    13,611,860
 Net benefits to policyholders  . . . . . . . . . . . . . . . . .    (9,620,370)   (44,096,427)   (2,969,848)
 Net increase (decrease) in policy loans  . . . . . . . . . . . .       103,247       (134,332)      149,842
                                                                    -----------   ------------   -----------
Net increase (decrease) in net assets resulting from policyholder
 transactions . . . . . . . . . . . . . . . . . . . . . . . . . .     1,693,413    (10,013,873)   10,791,854
                                                                    -----------   ------------   -----------
Net increase (decrease) in net assets . . . . . . . . . . . . . .     2,402,134     (8,914,213)   11,660,929
Net assets at beginning of period . . . . . . . . . . . . . . . .    12,083,106     20,997,319     9,336,390
                                                                    -----------   ------------   -----------
Net assets at end of period . . . . . . . . . . . . . . . . . . .   $14,485,240   $ 12,083,106   $20,997,319
                                                                    ===========   ============   ===========
                                                                        Mid Cap Value
                                                                         Subaccount           Special Opportunities Subaccount
                                                                    ---------------------   ------------------------------------
                                                                       1997       1996*        1997          1996         1995
                                                                    -----------  ---------  ------------  -----------  ------------
Increase in net assets from operations:
 Net investment income (loss) . . . . . . . . . . . . . . . . . .   $  143,319   $  4,438   $   385,735   $  103,759    $  19,701
 Net realized gain (loss) . . . . . . . . . . . . . . . . . . . .       10,646      8,413       276,956       81,916        9,743
 Net unrealized appreciation (depreciation) during the
  period  . . . . . . . . . . . . . . . . . . . . . . . . . . . .      145,409     14,211      (477,912)     264,010      126,004
                                                                    ----------   --------   -----------   ----------    ---------
Net increase in net assets resulting from operations  . . . . . .      299,374     27,062       184,779      449,685      155,448
From policyholder transactions:
 Net premiums from policyholders  . . . . . . . . . . . . . . . .    1,620,752    284,225     2,554,133    2,077,582      774,566
 Net benefits to policyholders  . . . . . . . . . . . . . . . . .     (112,395)   (82,860)   (1,628,677)    (497,713)    (164,561)
 Net increase (decrease) in policy loans  . . . . . . . . . . . .           --         --            --           --           --
                                                                    ----------   --------   -----------   ----------    ---------
Net increase (decrease) in net assets resulting from policyholder
 transactions . . . . . . . . . . . . . . . . . . . . . . . . . .    1,508,357    201,365       925,456    1,579,869      610,005
                                                                    ----------   --------   -----------   ----------    ---------
Net increase (decrease) in net assets . . . . . . . . . . . . . .    1,807,731    228,427     1,110,235    2,029,554      765,453
Net assets at beginning of period . . . . . . . . . . . . . . . .      228,427         --     2,981,726      952,172      186,719
                                                                    ----------   --------   -----------   ----------    ---------
Net assets at end of period . . . . . . . . . . . . . . . . . . .   $2,036,158   $228,427   $ 4,091,961   $2,981,726    $ 952,172
                                                                    ==========   ========   ===========   ==========    =========




---------
* From May 1, 1996 (commencement of operations).

See accompanying notes.

JOHN HANCOCK MUTUAL VARIABLE LIFE INSURANCE ACCOUNT UV

FOR THE YEARS AND PERIODS ENDED DECEMBER 31,



                                                      Real Estate Equity Subaccount
                                                  --------------------------------------
                                                     1997          1996          1995
                                                  ------------  ------------  -----------
Increase in net assets from operations:
 Net investment income  . . . . . . . . . . . .   $   320,137   $   173,353   $  152,315
 Net realized gain (loss) . . . . . . . . . . .       181,015        39,891      (39,490)
 Net unrealized appreciation (depreciation)
  during the period . . . . . . . . . . . . . .       165,392       637,301      155,992
                                                  -----------   -----------   ----------
Net increase in net assets resulting from
 operations . . . . . . . . . . . . . . . . . .       666,544       850,545      268,817
From policyholder transactions:
 Net premiums from policyholders  . . . . . . .     1,748,132     1,161,434    1,086,721
 Net benefits to policyholders  . . . . . . . .    (1,218,783)   (1,008,266)    (814,812)
 Net increase (decrease) in policy loans  . . .        34,311        33,973      (13,207)
Net increase (decrease) in net assets resulting
 from policyholder transactions . . . . . . . .       563,660       187,141      258,702
                                                  -----------   -----------   ----------
Net increase (decrease) in net assets . . . . .     1,230,204     1,037,686      527,519
Net assets at beginning of period . . . . . . .     3,644,506     2,606,820    2,079,301
                                                  -----------   -----------   ----------
Net assets at end of period . . . . . . . . . .   $ 4,874,710   $ 3,644,506   $2,606,820
                                                  ===========   ===========   ==========

                                                          Growth & Income Subaccount
                                                  ------------------------------------------
                                                      1997           1996           1995
                                                  -------------  -------------  -------------
Increase in net assets from operations:
 Net investment income  . . . . . . . . . . . .   $ 25,969,260   $ 19,126,495   $ 11,438,266
 Net realized gain (loss) . . . . . . . . . . .      1,982,518        820,430         85,385
 Net unrealized appreciation (depreciation)
  during the period . . . . . . . . . . . . . .     18,247,212      4,555,481     17,351,805
                                                  ------------   ------------   ------------
Net increase in net assets resulting from           46,198,990     24,502,406     28,875,456
 operations . . . . . . . . . . . . . . . . . .
From policyholder transactions:
 Net premiums from policyholders  . . . . . . .     30,351,780     32,903,369     20,933,714
 Net benefits to policyholders  . . . . . . . .    (24,619,851)   (21,130,764)   (16,972,544)
 Net increase (decrease) in policy loans  . . .      3,346,307      1,965,133      1,898,826
Net increase (decrease) in net assets resulting
 from policyholder transactions . . . . . . . .      9,078,236     13,737,738      5,859,996
                                                  ------------   ------------   ------------
Net increase (decrease) in net assets . . . . .     55,277,226     38,240,144     34,735,452
Net assets at beginning of period . . . . . . .    169,706,825    131,466,681     96,731,229
                                                  ------------   ------------   ------------
Net assets at end of period . . . . . . . . . .   $224,984,051   $169,706,825   $131,466,681
                                                  ============   ============   ============

                                                              Managed Subaccount
                                                  ------------------------------------------
                                                      1997           1996           1995
                                                  -------------  -------------  -------------
Increase in net assets from operations:
 Net investment income  . . . . . . . . . . . .   $  8,162,423   $  8,984,359   $  6,216,150
 Net realized gain (loss) . . . . . . . . . . .        437,661        230,806         (6,127)
 Net unrealized appreciation (depreciation)
  during the period . . . . . . . . . . . . . .      4,941,061     (2,103,918)     7,134,666
                                                  ------------   ------------   ------------
Net increase in net assets resulting from           13,541,145      7,111,247     13,344,689
 operations . . . . . . . . . . . . . . . . . .
From policyholder transactions:
 Net premiums from policyholders  . . . . . . .     13,194,907     14,481,195     13,141,463
 Net benefits to policyholders  . . . . . . . .    (14,539,295)   (12,942,967)   (11,680,334)
 Net increase (decrease) in policy loans  . . .      1,257,640        719,880      1,120,431
Net increase (decrease) in net assets resulting
 from policyholder transactions . . . . . . . .        (86,748)     2,258,108      2,581,560
                                                  ------------   ------------   ------------
Net increase (decrease) in net assets . . . . .     13,454,397      9,369,355     15,926,249
Net assets at beginning of period . . . . . . .     80,603,518     71,234,163     55,307,914
                                                  ------------   ------------   ------------
Net assets at end of period . . . . . . . . . .   $ 94,057,915   $ 80,603,518   $ 71,234,163
                                                  ============   ============   ============
                                                             Short-Term U.S.
                                                          Government Subaccount
                                                  -------------------------------------
                                                      1997          1996          1995
                                                  -------------  ------------  -----------
Increase in net assets from operations:
 Net investment income  . . . . . . . . . . . .   $    915,175   $   186,525    $  2,454
 Net realized gain (loss) . . . . . . . . . . .        (27,616)          577         477
 Net unrealized appreciation (depreciation)
  during the period . . . . . . . . . . . . . .        226,435       225,129       1,735
                                                  ------------   -----------    --------
Net increase in net assets resulting from            1,113,994       412,231       4,666
 operations . . . . . . . . . . . . . . . . . .
From policyholder transactions:
 Net premiums from policyholders  . . . . . . .        116,602    24,721,092      68,539
 Net benefits to policyholders  . . . . . . . .    (26,168,835)     (147,655)    (14,808)
 Net increase (decrease) in policy loans  . . .             --            --          --
Net increase (decrease) in net assets resulting
 from policyholder transactions . . . . . . . .    (26,052,233)   24,573,437      53,731
                                                  ------------   -----------    --------
Net increase (decrease) in net assets . . . . .    (24,938,239)   24,985,668      58,397
Net assets at beginning of period . . . . . . .     25,065,342        79,674      21,277
                                                  ------------   -----------    --------
Net assets at end of period . . . . . . . . . .   $    127,103   $25,065,342    $ 79,674
                                                  ============   ===========    ========




---------
See accompanying notes.

JOHN HANCOCK MUTUAL VARIABLE LIFE INSURANCE ACCOUNT UV

FOR THE YEARS AND PERIODS ENDED DECEMBER 31,



                                      Small Cap Value      International Opportunities       Equity Index
                                         Subaccount                Subaccount                 Subaccount
                                    --------------------   ----------------------------  ---------------------
                                       1997       1996*        1997          1996*          1997       1996*
                                    -----------  --------  -------------  -------------  -----------  ---------
Increase (decrease) in net assets
 from operations:
 Net investment income
  (loss)  . . . . . . . . . . . .   $   92,574   $ 1,525     $  3,587       $    187     $   49,255   $  4,671
 Net realized gain (loss) . . . .       19,812        11        3,191             57         14,525        620
 Net unrealized appreciation
  (depreciation) during the period     (12,804)    2,702      (12,223)         7,271        146,714      6,278
                                    ----------   -------     --------       --------     ----------   --------
Net increase (decrease) in net
 assets resulting from operations       99,582     4,238       (5,445)         7,515        210,494     11,569
From policyholder transactions:
 Net premiums from policyholders     1,224,547    63,825      295,915        141,907      1,827,052    234,122
 Net benefits to
  policyholders . . . . . . . . .     (137,364)   (3,155)     (46,736)        (4,149)      (149,826)    (9,816)
 Net increase in policy
  loans . . . . . . . . . . . . .           --        --           --             --             --         --
                                    ----------   -------     --------       --------     ----------   --------
Net increase in net assets
 resulting from policyholder
 transactions . . . . . . . . . .    1,087,183    60,670      249,179        137,758      1,677,226    224,306
                                    ----------   -------     --------       --------     ----------   --------
Net increase in net assets  . . .    1,186,765    64,908      243,734        145,273      1,887,720    235,875
Net assets at beginning of
 period . . . . . . . . . . . . .       64,908        --      145,273             --        235,875         --
                                    ----------   -------     --------       --------     ----------   --------
Net assets at end of period . . .   $1,251,673   $64,908     $389,007       $145,273     $2,123,595   $235,875
                                    ==========   =======     ========       ========     ==========   ========
                                                                                 Edinburgh         Frontier Capital
                                      Strategic Bond        Turner Core        International         Appreciation
                                        Subaccount       Growth Subaccount   Equity Subaccount        Subaccount
                                    ------------------   ------------------  ------------------   -------------------
                                      1997      1996*     1997      1996*      1997      1996*      1997       1996*
                                    ---------  --------  --------  --------  ---------  --------  ---------  -----------
Increase (decrease) in net assets
 from operations:
 Net investment income              $  8,742   $   509   $ 6,072   $   875   $  1,112   $   337   $  5,054    $   (477)
  (loss)  . . . . . . . . . . . .
 Net realized gain (loss) . . . .        348        36       839        48        888       (91)     8,970       6,683
 Net unrealized appreciation
  (depreciation) during the period     1,260         8     6,487       784     (1,473)   (1,056)    32,469       1,317
                                    --------   -------   -------   -------   --------   -------   --------    --------
Net increase (decrease) in net        10,350       553    13,398     1,707        527      (810)    46,493       7,523
 assets resulting from operations
From policyholder transactions:
 Net premiums from policyholders     161,548    13,347    33,658    28,147     82,259    91,573    138,553     230,461
 Net benefits to                     (37,799)     (682)   (7,208)   (1,062)   (45,350)   (1,860)   (70,647)    (78,775)
  policyholders . . . . . . . . .
 Net increase in policy
  loans . . . . . . . . . . . . .         --        --        --        --         --        --         --          --
                                    --------   -------   -------   -------   --------   -------   --------    --------
Net increase in net assets
 resulting from policyholder         123,749
 transactions . . . . . . . . . .   --------    12,665    26,450    27,085     36,909    89,713     67,906     151,686
                                               -------   -------   -------   --------   -------   --------    --------
Net increase in net assets  . . .    134,099    13,218    39,848    28,792     37,436    88,903    114,399     159,209
Net assets at beginning of
 period . . . . . . . . . . . . .     13,218        --    28,792        --     88,903        --    159,209          --
                                    --------   -------   -------   -------   --------   -------   --------    --------
Net assets at end of period . . .   $147,317   $13,218   $68,640   $28,792   $126,339   $88,903   $273,608    $159,209
                                    ========   =======   =======   =======   ========   =======   ========    ========




---------
* From May 1, 1996 (commencement of operations).

See accompanying notes.

JOHN HANCOCK MUTUAL VARIABLE LIFE INSURANCE ACCOUNT UV

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 1997

1. ORGANIZATION

  John Hancock Mutual Variable Life Insurance Account UV (the Account) is a separate investment account of John Hancock Mutual Life Insurance Company (JHMLICO or John Hancock). John Hancock Mutual Variable Life Insurance Account UV was formed to fund variable life insurance policies (Policies) issued by JHMLICO. The Account is operated as a unit investment trust registered under the Investment Company Act of 1940, as amended, and currently consists of twenty-one subaccounts. The assets of each subaccount are invested exclusively in shares of a corresponding Portfolio of John Hancock Variable Series Trust I (the Fund) or of M Fund Inc. (M Fund). New subaccounts may be added as new Portfolios are added to the Fund or to M Fund, or as other investment options are developed, and made available to policyholders. The twenty-one Portfolios of the Fund and M Fund which are currently available are the Large Cap Growth, Sovereign Bond, International Equities, Small Cap Growth, International Balanced, Mid Cap Growth, Large Cap Value, Money Market, Mid Cap Value, Special Opportunities, Real Estate Equity, Growth & Income, Managed, Short-Term U.S. Government, Small Cap Value, International Opportunities, Equity Index, Strategic Bond, Turner Core Growth, Edinburgh International Equity and Frontier Capital Appreciation Portfolios. Each Portfolio has a different investment objective.

  The net assets of the Account may not be less than the amount required under state insurance law to provide for death benefits (without regard to the minimum death benefit guarantee) and other policy benefits. Additional assets are held in JHMLICO's general account to cover the contingency that the guaranteed minimum death benefit might exceed the death benefit which would have been payable in the absence of such guarantee.

  The assets of the Account are the property of JHMLICO. The portion of the Account's assets applicable to the policies may not be charged with liabilities arising out of any other business JHMLICO may conduct.

2. SIGNIFICANT ACCOUNTING POLICIES

ESTIMATES

  The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities, at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

VALUATION OF INVESTMENTS

  Investment in shares of the Fund and of M Fund are valued at the reported net asset values of the respective Portfolios. Investment transactions are recorded on the trade date. Dividend income is recognized on the ex-dividend date. Realized gains and losses on sales of Fund shares are determined on the basis of identified cost.

FEDERAL INCOME TAXES

  The operations of the Account are included in the federal income tax return of JHMLICO, which is taxed as a life insurance company under the Internal Revenue Code. JHMLICO has the right to charge the Account any federal

JOHN HANCOCK MUTUAL VARIABLE LIFE INSURANCE ACCOUNT UV

2. SIGNIFICANT ACCOUNTING POLICIES--CONTINUED income taxes, or provision for federal income taxes, attributable to the operations of the Account or to the Policies funded in the Account. Currently, JHMLICO does not make a charge for income or other taxes. Charges for state and local taxes, if any, attributable to the Account may also be made.

EXPENSES

  JHMLICO assumes mortality and expense risks of the variable life insurance policies for which asset charges are deducted at various rates ranging from .50% to .625%, depending on the type of policy, of net assets (excluding policy loans) of the Account. Additionally, a monthly charge at varying levels for the cost of extra insurance is deducted from the net assets of the Account.

  JHMLICO makes certain deductions for administrative expenses and state premium taxes from premium payments before amounts are transferred to the Account.

POLICY LOANS

  Policy loans represent outstanding loans plus accrued interest. Interest is accrued (net of a charge for policy loan administration determined at an annual rate of .75% of the aggregate amount of policyholder indebtedness) and compounded daily.

3. TRANSACTIONS WITH AFFILIATES

  JHMLICO acts as the distributor, principal underwriter and investment advisor for the Fund.

  Certain officers of the Account are officers and directors of JHMLICO or the Fund.

JOHN HANCOCK MUTUAL VARIABLE LIFE INSURANCE ACCOUNT UV

4. DETAILS OF INVESTMENTS

  The details of the shares owned and cost and value of investments in the Portfolios of the Fund and of M Fund at December 31, 1997 were as follows:


Subaccount                        Shares Owned      Cost          Value
----------                        ------------      ----          -----
Large Cap Growth  . . . . . . .       895,075   $ 15,892,909   $ 18,634,480
Sovereign Bond  . . . . . . . .     6,034,072     60,417,965     60,032,856
International Equities  . . . .       259,525      4,122,639      3,944,730
Small Cap Growth  . . . . . . .        84,822        875,281        962,215
International Balanced  . . . .         8,438         88,725         85,312
Mid Cap Growth  . . . . . . . .        47,615        499,272        567,830
Large Cap Value . . . . . . . .       123,668      1,593,299      1,678,123
Money Market  . . . . . . . . .     1,225,500     12,254,998     12,254,998
Mid Cap Value . . . . . . . . .       146,845      1,876,539      2,036,158
Special Opportunities . . . . .       265,969      4,181,272      4,091,961
Real Estate Equity  . . . . . .       292,206      3,801,801      4,649,139
Growth & Income . . . . . . . .    12,021,535    168,816,740    199,623,682
Managed . . . . . . . . . . . .     5,789,690     77,812,548     83,078,514
Short-Term U.S. Government  . .        12,605        127,250        127,103
Small Cap Value . . . . . . . .       100,931      1,261,774      1,251,673
International Opportunities . .        36,605        393,990        389,007
Equity Index  . . . . . . . . .       149,410      1,970,603      2,123,595
Strategic Bond  . . . . . . . .        14,383        146,050        147,317
Turner Core Growth  . . . . . .         5,084         61,369         68,640
Edinburgh International Equity         12,685        128,867        126,339
Frontier Capital Appreciation .        18,338        239,823        273,608

JOHN HANCOCK MUTUAL VARIABLE LIFE INSURANCE ACCOUNT UV

4. DETAILS OF INVESTMENTS--CONTINUED

  Purchases, including reinvestment of dividend distributions and proceeds from the sales of shares in the Portfolios of the Fund and of M Fund during 1997, were as follows:


Subaccount                                        Purchases       Sales
----------                                        ---------       -----
Large Cap Growth . . . . . . . . . . . . . . .   $ 4,736,825   $ 1,400,399
Sovereign Bond . . . . . . . . . . . . . . . .    10,368,825     4,136,318
International Equities . . . . . . . . . . . .     1,118,754       518,717
Small Cap Growth . . . . . . . . . . . . . . .       722,061       115,483
International Balanced . . . . . . . . . . . .        65,555         9,126
Mid Cap Growth . . . . . . . . . . . . . . . .       402,499        72,561
Large Cap Value  . . . . . . . . . . . . . . .     1,570,481        94,785
Money Market . . . . . . . . . . . . . . . . .    10,270,729     7,975,918
Mid Cap Value  . . . . . . . . . . . . . . . .     1,700,997        49,320
Special Opportunities  . . . . . . . . . . . .     2,282,246       971,054
Real Estate Equity . . . . . . . . . . . . . .     1,690,164       840,607
Growth & Income  . . . . . . . . . . . . . . .    40,552,905     8,979,442
Managed  . . . . . . . . . . . . . . . . . . .    14,242,930     7,470,857
Short-Term U.S. Government . . . . . . . . . .     1,111,536    26,248,593
Small Cap Value  . . . . . . . . . . . . . . .     1,278,340        98,584
International Opportunities  . . . . . . . . .       291,672        38,875
Equity Index . . . . . . . . . . . . . . . . .     1,806,826        80,346
Strategic Bond . . . . . . . . . . . . . . . .       165,467        32,975
Turner Core Growth . . . . . . . . . . . . . .       346,070         7,548
Edinburgh International Equity . . . . . . . .        73,973        35,953
Frontier Capital Appreciation  . . . . . . . .       137,628        71,165



5. IMPACT OF YEAR 2000 (UNAUDITED)

  John Hancock Mutual Variable Life Insurance Account UV, along with John Hancock Mutual Life Insurance Company, its ultimate parent (together, John Hancock), have developed a plan to modify or replace significant portions of the Account's computer information and automated technologies so that its systems will function properly with respect to the dates in the year 2000 and thereafter. The Account presently believes that with modifications to existing systems and conversions to new technologies, the year 2000 will not pose significant operational problems for its computer systems. However, if certain modifications and conversions are not made, or are not completed timely, the year 2000 issue could have an adverse impact on the operations of the Account.

  John Hancock as early as 1994 had begun assessing, modifying and converting the software related to its significant systems and has initiated formal communications with its significant business partners and customers to determine the extent to which John Hancock's interface systems are vulnerable to those third parties' failure to remediate their own year 2000 issues. While John Hancock is developing alternative third-party processing arrangements as it deems appropriate, there is no guarantee that the systems of other companies on which the Account's systems rely will be converted timely or will not have an adverse effect on the Account's systems.

JOHN HANCOCK MUTUAL VARIABLE LIFE INSURANCE ACCOUNT UV

5. IMPACT OF YEAR 2000 (UNAUDITED)--CONTINUED

  The Account expects the project to be substantially complete by early 1999. This completion target was derived utilizing numerous assumptions of future events, including availability of certain resources and other factors. However, there can be no guarantee that this completion target will be achieved.

               REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

Policyholders
John Hancock Mutual Variable Life Insurance Account UV of John Hancock Mutual
 Life Insurance Company

We have audited the accompanying statement of assets and liabilities of John Hancock Mutual Variable Life Insurance Account UV (the Account) (comprising, respectively, the Large Cap Growth, Sovereign Bond, International Equities, Small Cap Growth, International Balanced, Mid Cap Growth, Large Cap Value, Money Market, Mid Cap Value, Special Opportunities, Real Estate Equity, Growth & Income, Managed, Short-Term U.S. Government, Small Cap Value, International Opportunities, Equity Index, Strategic Bond, Turner Core Growth, Edinburgh International Equity and Frontier Capital Appreciation Subaccounts) as of December 31, 1997, and the related statements of operations, and statements of changes in net assets for each of the periods indicated therein. These financial statements are the responsibility of the Account's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the respective subaccounts constituting John Hancock Mutual Variable Life Insurance Account UV at December 31, 1997, the results of their operations and changes in their net assets for each of the periods indicated, in conformity with generally accepted accounting principles.



                                                               Ernst & Young LLP

Boston, Massachusetts

February 6, 1998

               REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

To the Directors and Policyholders
John Hancock Mutual Life Insurance Company

We have audited the accompanying statutory-basis statements of financial position of John Hancock Mutual Life Insurance Company as of December 31, 1997 and 1996, and the related statutory-basis statements of operations and changes in policyholders' contingency reserves and cash flows for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As described in Note 1 to the financial statements, the Company presents its financial statements in conformity with accounting practices prescribed or permitted by the Commonwealth of Massachusetts Division of Insurance, which practices differ from generally accepted accounting principles. The variances between such practices and generally accepted accounting principles also are described in Note 1. The effects on the financial statements of these variances are not reasonably determinable but are presumed to be material.

In our opinion, because of the effects of the matter described in the preceding paragraph, the financial statements referred to above do not present fairly, in conformity with generally accepted accounting principles, the financial position of John Hancock Mutual Life Insurance Company at December 31, 1997 and 1996, or the results of its operations or its cash flows for the year ended December 31, 1997.

Also, in our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of John Hancock Mutual Life Insurance Company at December 31, 1997 and 1996, and the results of its operations and its cash flows for the years then ended in conformity with accounting practices prescribed or permitted by the Commonwealth of Massachusetts Division of Insurance.


                                                               Ernst & Young LLP

Boston, Massachusetts

February 18, 1998

JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY

STATUTORY-BASIS STATEMENTS OF FINANCIAL POSITION


                                   December 31
                                                         --------------------
                                                           1997        1996
                                                           ----        ----
                                  (In millions)
ASSETS
Bonds--Note 6  . . . . . . . . . . . . . . . . . . . .   $22,986.0   $22,467.0
Stocks:
  Preferred  . . . . . . . . . . . . . . . . . . . . .       640.6       416.2
  Common . . . . . . . . . . . . . . . . . . . . . . .       256.9       249.8
  Investments in affiliates  . . . . . . . . . . . . .     1,442.0     1,268.9
                                                         ---------   ---------
                                                           2,339.5     1,934.9
Mortgage loans on real estate--Note 6  . . . . . . . .     7,851.2     7,964.0
Real estate:
  Company occupied . . . . . . . . . . . . . . . . . .       375.1       372.1
  Investment properties  . . . . . . . . . . . . . . .     1,893.4     2,042.3
                                                         ---------   ---------
                                                           2,268.5     2,414.4
Policy loans . . . . . . . . . . . . . . . . . . . . .     1,577.3     1,589.3
Cash items:
  Cash in banks and offices  . . . . . . . . . . . . .       176.0       348.4
  Temporary cash investments . . . . . . . . . . . . .       548.8     1,068.3
                                                         ---------   ---------
                                                             724.8     1,416.7
Premiums due and deferred  . . . . . . . . . . . . . .       222.3       278.4
Investment income due and accrued  . . . . . . . . . .       505.8       547.8
Other general account assets . . . . . . . . . . . . .       948.6     1,009.9
Assets held in separate accounts . . . . . . . . . . .    16,021.7    13,969.1
                                                         ---------   ---------
TOTAL ASSETS . . . . . . . . . . . . . . . . . . . . .   $55,445.7   $53,591.5
                                                         =========   =========
OBLIGATIONS AND POLICYHOLDERS' CONTINGENCY RESERVES
OBLIGATIONS
  Policy reserves  . . . . . . . . . . . . . . . . . .   $19,206.6   $18,544.0
  Policyholders' and beneficiaries' funds  . . . . . .    13,985.1    14,679.3
  Dividends payable to policyholders . . . . . . . . .       399.7       395.5
  Policy benefits in process of payment  . . . . . . .       115.5       236.3
  Other policy obligations . . . . . . . . . . . . . .       214.8       210.5
  Asset valuation reserve--Note 1  . . . . . . . . . .     1,165.7     1,064.8
  Federal income and other accrued taxes--Note 1 . . .        96.9       125.1
  Other general account obligations  . . . . . . . . .     1,084.5     1,521.7
  Obligations related to separate accounts . . . . . .    16,019.1    13,958.2
                                                         ---------   ---------
TOTAL OBLIGATIONS  . . . . . . . . . . . . . . . . . .    52,287.9    50,735.4
POLICYHOLDERS' CONTINGENCY RESERVES
  Surplus notes--Note 2  . . . . . . . . . . . . . . .       450.0       450.0
  Special contingency reserve for group insurance  . .       151.8       194.8
  General contingency reserve  . . . . . . . . . . . .     2,556.0     2,211.3
                                                         ---------   ---------
TOTAL POLICYHOLDERS' CONTINGENCY RESERVES  . . . . . .     3,157.8     2,856.1
                                                         ---------   ---------
TOTAL OBLIGATIONS AND POLICYHOLDERS' CONTINGENCY
 RESERVES. . . . . . . . . . . . . . . . . . . . . . .   $55,445.7   $53,591.5
                                                         =========   =========



The accompanying notes are an integral part of the statutory-basis financial statements.

JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY

STATUTORY-BASIS STATEMENTS OF OPERATIONS AND CHANGES IN POLICYHOLDERS' CONTINGENCY RESERVES


                             Year ended December 31
                                                     -----------------------
                                                        1997          1996
                                                        ----          ----
                                  (In millions)
INCOME
  Premiums, annuity considerations and pension fund
    contributions. . . . . . . . . . . . . . . . .   $ 7,371.6     $ 8,003.1
  Net investment income--Note 4  . . . . . . . . .     2,856.1       2,803.1
  Other, net . . . . . . . . . . . . . . . . . . .       119.0          68.6
                                                     ---------     ---------
                                                      10,346.7      10,874.8
BENEFITS AND EXPENSES
  Payments to policyholders and beneficiaries:
     Death benefits  . . . . . . . . . . . . . . .       737.4         886.8
     Accident and health benefits  . . . . . . . .       121.4         300.9
     Annuity benefits  . . . . . . . . . . . . . .     1,668.2       1,539.4
     Surrender benefits and annuity fund
      withdrawals. . . . . . . . . . . . . . . . .     6,293.1       5,565.4
     Matured endowments  . . . . . . . . . . . . .        21.0          20.6
                                                     ---------     ---------
                                                       8,841.1       8,313.1
  Additions to reserves to provide for future
    payments to policyholders and beneficiaries  .      (186.7)        880.5
  Expenses of providing service to policyholders
    and obtaining new insurance:
     Field sales compensation and expenses . . . .       278.3         275.0
     Home office and general expenses  . . . . . .       479.7         514.8
  Payroll, state premium and miscellaneous taxes .        49.9          70.9
                                                     ---------     ---------
                                                       9,462.3      10,054.3
        GAIN FROM OPERATIONS BEFORE DIVIDENDS TO
         POLICYHOLDERS, FEDERAL INCOME TAXES AND
         NET REALIZED CAPITAL LOSSES . . . . . . .       884.4         820.5
Dividends to policyholders . . . . . . . . . . . .       398.2         399.4
Federal income taxes--Note 1 . . . . . . . . . . .        18.9         107.1
                                                     ---------     ---------
                                                         417.1         506.5
                                                     ---------     ---------
        GAIN FROM OPERATIONS BEFORE NET REALIZED
         CAPITAL LOSSES  . . . . . . . . . . . . .       467.3         314.0
Net realized capital losses--Note 5  . . . . . . .       (89.8)        (43.6)
                                                     ---------     ---------
        NET INCOME . . . . . . . . . . . . . . . .       377.5         270.4
OTHER INCREASES (DECREASES) IN POLICYHOLDERS'
CONTINGENCY RESERVES:
  Net unrealized capital gains and other
    adjustments--Note 5  . . . . . . . . . . . . .   $    58.6     $   191.7
  Valuation reserve changes--Note 1  . . . . . . .         1.4         (27.5)
  Prior years' federal income taxes  . . . . . . .       (35.6)        (28.9)
  Other reserves and adjustments, net  . . . . . .      (100.2)        (83.1)
                                                     ---------     ---------
        NET INCREASE IN POLICYHOLDERS' CONTINGENCY
         RESERVES. . . . . . . . . . . . . . . . .       301.7         322.6
Policyholders' contingency reserves at beginning of
 year. . . . . . . . . . . . . . . . . . . . . . .     2,856.1       2,533.5
                                                     ---------     ---------
        POLICYHOLDERS' CONTINGENCY RESERVES AT END
         OF YEAR . . . . . . . . . . . . . . . . .   $ 3,157.8     $ 2,856.1
                                                     =========     =========



The accompanying notes are an integral part of the statutory-basis financial statements.

JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY

STATUTORY-BASIS STATEMENTS OF CASH FLOWS


                             Year ended December 31
                                                      -----------------------
                                                         1997         1996
                                                         ----         ----
                                  (In millions)
CASH FLOWS FROM OPERATING ACTIVITIES:
  Insurance premiums, annuity considerations and
    deposits. . . . . . . . . . . . . . . . . . . .   $  7,518.8    $ 8,120.4
  Net investment income . . . . . . . . . . . . . .      2,988.7      2,965.5
  Benefits to policyholders and beneficiaries . . .     (9,030.3)    (8,476.6)
  Dividends paid to policyholders . . . . . . . . .       (394.0)      (382.6)
  Insurance expenses and taxes  . . . . . . . . . .       (815.3)      (884.1)
  Net transfers from separate accounts  . . . . . .        896.8        198.2
  Other, net  . . . . . . . . . . . . . . . . . . .       (798.3)      (602.7)
                                                      ----------    ---------
     NET CASH PROVIDED FROM OPERATIONS  . . . . . .        366.4        938.1
                                                      ----------    ---------
CASH FLOWS USED IN INVESTING ACTIVITIES:
  Bond purchases  . . . . . . . . . . . . . . . . .    (18,003.6)    (7,590.7)
  Bond sales  . . . . . . . . . . . . . . . . . . .     13,541.1      2,812.4
  Bond maturities and scheduled redemptions . . . .      2,927.6      2,241.0
  Bond prepayments  . . . . . . . . . . . . . . . .      1,096.3      1,223.2
  Stock purchases . . . . . . . . . . . . . . . . .     (1,125.7)      (391.2)
  Proceeds from stock sales . . . . . . . . . . . .        921.7        573.2
  Real estate purchases . . . . . . . . . . . . . .       (243.0)      (447.7)
  Real estate sales . . . . . . . . . . . . . . . .        444.5        382.1
  Other invested assets purchases . . . . . . . . .       (171.1)      (214.7)
  Proceeds from the sale of other invested assets .        109.3        183.6
  Mortgage loans issued . . . . . . . . . . . . . .     (1,165.8)    (1,582.7)
  Mortgage loan repayments  . . . . . . . . . . . .      1,176.9      2,247.3
  Other, net  . . . . . . . . . . . . . . . . . . .       (333.8)       205.3
                                                      ----------    ---------
     NET CASH USED IN INVESTING ACTIVITIES  . . . .       (825.6)      (358.9)
                                                      ----------    ---------
CASH FLOWS FROM FINANCING ACTIVITIES:
  Net (decrease) increase in short-term note payable       (16.4)        90.0
  Issuance of REMIC notes payable . . . . . . . . .          0.0        292.0
  Repayment of REMIC notes payable  . . . . . . . .       (216.3)       (85.2)
                                                      ----------    ---------
     NET CASH (USED IN) PROVIDED FROM FINANCING
      ACTIVITIES. . . . . . . . . . . . . . . . . .       (232.7)       296.8
                                                      ----------    ---------
(DECREASE) INCREASE IN CASH AND TEMPORARY CASH
 INVESTMENTS. . . . . . . . . . . . . . . . . . . .       (691.9)       876.0
Cash and temporary cash investments at beginning of
 year . . . . . . . . . . . . . . . . . . . . . . .      1,416.7        540.7
                                                      ----------    ---------
CASH AND TEMPORARY CASH INVESTMENTS AT END OF YEAR    $    724.8    $ 1,416.7
                                                      ==========    =========



The accompanying notes are an integral part of the statutory-basis financial statements.

JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

NOTE 1--NATURE OF OPERATIONS AND SIGNIFICANT ACCOUNTING PRACTICES

John Hancock Mutual Life Insurance Company (the Company) provides a broad range of financial services and insurance products. The Company's insurance operations focus principally in three segments: the Retail Sector, which encompasses the Company's individual life, annuity, and long-term care operations; Group Pension, which offers single premium annuity and guaranteed investment contracts through both the general and separate accounts; and Business Insurance, its group life, health, and long-term care operations including administrative services provided to group customers. In addition, through its subsidiaries and affiliates, the Company also offers a wide range of investment management and advisory services and other related products including life insurance products for the Canadian market, sponsorship and distribution of mutual funds, real estate financing and management, and various other financial services. Investments in these subsidiaries and other affiliates are recorded on the statutory equity method.

On February 28, 1997, the Company sold its group accident and health business and related group life business to UNICARE Life & Health Insurance Company (UNICARE), a wholly-owned subsidiary of WellPoint Health Networks Inc. The Company retained its group long-term care operations. Assets equal to liabilities of approximately $562.4 million at February 28, 1997, subject to the completion of a closing audit, were transferred to UNICARE in connection with the sale. The corresponding amount of assets and liabilities at December 31, 1996 was $559.4 million. The gain from operations in both periods was not significant. The insurance business sold was transferred to UNICARE through a 100% coinsurance agreement. The Company remains liable to its policyholders to the extent that UNICARE does not meet its contractual obligations under the coinsurance agreement. As a result, the Company has secured a $397 million letter of credit facility with a group of banks led by Morgan Guaranty Trust Company of New York. The banks have agreed to issue a letter of credit to the Company pursuant to which the Company may draw up to $397 million for any claims not satisfied by UNICARE under the coinsurance agreement after the Company has incurred the first $113 million of losses from such claims. The amount available pursuant to the letter of credit agreement and any letter of credit issued thereunder will be automatically reduced on a scheduled basis consistent with the anticipated runoff of liabilities related to the business reinsured under the coinsurance agreement. The letter of credit agreement and any letter of credit issued thereunder are scheduled to expire on March 1, 2002.

The Company is domiciled in the Commonwealth of Massachusetts and licensed in all fifty of the United States, the District of Columbia, Puerto Rico, Guam, the US Virgin Islands, and Canada. The Company distributes its individual products in North America primarily through a career agency system. The career agency system is composed of company-owned, unionized branch offices and independent general agencies. The Company also distributes its individual products through several alternative distribution channels, including banks, brokers/ dealers and direct marketing efforts.

The Company markets pension and other investment-related products primarily to sponsors of retirement and savings plans covering employees of private sector companies, and plans covering public employees and collective bargaining unions and non-profit organizations. Products are marketed and sold through a combination of group pension field employee representatives, as well as marketing personnel and investment professionals employed by the Company.

JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY

NOTE 1--NATURE OF OPERATIONS AND SIGNIFICANT ACCOUNTING PRACTICES--CONTINUED The Company distributes its group benefit products through group representatives, who are John Hancock employees or through intermediaries, in key markets nationwide.

The preparation of financial statements requires management to make estimates and assumptions that affect amounts reported in the financial statements and accompanying notes. Such estimates and assumptions could change in the future as more information becomes known, which could impact the amounts reported and disclosed herein.

Basis of Presentation: The financial statements have been prepared using accounting practices prescribed or permitted by the Commonwealth of Massachusetts Division of Insurance and in conformity with the practices of the National Association of Insurance Commissioners (NAIC), which practices differ from generally accepted accounting principles (GAAP).

The significant differences from GAAP include: (1) policy acquisition costs are charged to expense as incurred rather than deferred and amortized over the related premium-paying period; (2) policy reserves are based on statutory mortality, morbidity, and interest requirements without consideration of withdrawals and Company experience; (3) certain assets designated as "nonadmitted assets" are excluded from the balance sheet by direct charges to surplus; (4) reinsurance recoverables are netted against reserves and claim liabilities rather than reflected as an asset; (5) bonds held as available for sale are recorded at amortized cost or market value as determined by the NAIC rather than at fair value; (6) an Asset Valuation Reserve and Interest Maintenance Reserve as prescribed by the NAIC are not calculated under GAAP. Under GAAP, realized capital gains and losses are reported in the income statement on a pretax basis as incurred and investment valuation allowances are provided when there has been a decline in value deemed other than temporary; (7) investments in affiliates are carried at their net equity value with changes in value being recorded directly to policyholders' contingency reserves rather than consolidated in the financial statements; (8) no provision is made for the deferred income tax effects of temporary differences between book and tax basis reporting; (9) certain items, including modifications to required policy reserves resulting from changes in actuarial assumptions or increased benefits, are recorded directly to policyholders' contingency reserves rather than being reflected in income; and (10) surplus notes are reported as surplus rather than as liabilities. The effects of the foregoing variances from GAAP have not been determined, but are presumed to be material.

The significant accounting practices of the Company are as follows:

Pending Statutory Standards: The NAIC currently is in the process of recodifying statutory accounting practices, the result of which is expected to constitute the only source of prescribed statutory accounting practices. Accordingly, that project, which is expected to be approved by the NAIC in 1998 will likely change, to some extent, prescribed statutory accounting practices, and may result in changes to the accounting practices that the Company uses to prepare its statutory-basis financial statements. The impact of any such changes on the Company's statutory surplus is not expected to be material.

Revenues and Expenses: Premium revenues are recognized over the premium-paying period of the policies whereas expenses, including the acquisition costs of new business, are charged to operations as incurred and policyholder dividends are provided as paid or accrued.

JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY

NOTE 1--NATURE OF OPERATIONS AND SIGNIFICANT ACCOUNTING PRACTICES--CONTINUED Cash and Temporary Cash Investments: Cash includes currency on hand and demand deposits with financial institutions. Temporary cash investments are short-term, highly-liquid investments both readily convertible to known amounts of cash and so near maturity that there is insignificant risk of changes in value because of changes in interest rates.

Valuation of Assets: General account investments are carried at amounts determined on the following bases:

  Bond and stock values are carried as prescribed by the NAIC; bonds generally at amortized amounts or cost, preferred stocks generally at cost and common stocks at fair value. The discount or premium on bonds is amortized using the interest method.

  Investments in affiliates are included on the statutory equity method.

  Loan-backed bonds and structured securities are valued at amortized cost using the interest method including anticipated prepayments. Prepayment assumptions are obtained from broker dealer surveys or internal estimates and are based on the current interest rate and economic environment. The retrospective adjustment method is used to value all such securities except for interest-only securities, which are valued using the prospective method.

  The net interest effect of interest rate and currency rate swap transactions is recorded as an adjustment of interest income as incurred. The initial cost of interest rate cap and floor agreements is amortized to net investment income over the life of the related agreement. Gains and losses on financial futures contracts used as hedges against interest rate fluctuations are deferred and recognized in income over the period being hedged.

  Mortgage loans are carried at outstanding principal balance or amortized cost.

  Investment and company-occupied real estate is carried at depreciated cost, less encumbrances. Depreciation on investment and company-occupied real estate is recorded on a straight-line basis. Accumulated depreciation amounted to $470.5 million and $393.5 million at December 31, 1997 and 1996, respectively.

  Real estate acquired in satisfaction of debt and held for sale, which is classified with investment properties, is carried at the lower of cost or fair value as of the date of foreclosure.

  Policy loans are carried at outstanding principal balance, not in excess of policy cash surrender value.

  Other invested assets, which are classified with other general account assets, include real estate and energy joint ventures and limited partnerships and generally are valued based on the Company's equity in the underlying net assets.

Asset Valuation and Interest Maintenance Reserves: The Asset Valuation Reserve
(AVR) is computed in accordance with the prescribed NAIC formula and represents a provision for possible fluctuations in the value of bonds, equity securities, mortgage loans, real estate and other invested assets. The Company makes additional contributions to the AVR in excess of the required amounts to account for potential losses and risks in the investment portfolio when the Company believes such provisions are prudent. Changes to the AVR are charged or credited directly to policyholders' contingency reserves.

JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY

NOTE 1--NATURE OF OPERATIONS AND SIGNIFICANT ACCOUNTING PRACTICES--CONTINUED The Company also records the NAIC prescribed Interest Maintenance Reserve (IMR) that represents that portion of the after tax net accumulated unamortized realized capital gains and losses on sales of fixed income securities, principally bonds and mortgage loans, attributable to changes in the general level of interest rates. Such gains and losses are deferred and amortized into income over the remaining expected lives of the investments sold. At December 31, 1997, the IMR, net of 1997 amortization of $25.2 million, amounted to $165.6 million which is included in other policy obligations. The corresponding 1996 amounts were $18.9 million and $121.7 million, respectively.

Property and Equipment: Data processing equipment, which amounted to $30.0 million in 1997 and $41.6 million in 1996 and is included in other general account assets, is reported at depreciated cost, with depreciation recorded on a straight-line basis. Nonadmitted furniture and equipment also is depreciated on a straight-line basis. The useful lives of these assets range from three to twenty years. Depreciation expense was $21.8 million in 1997 and $31.0 million in 1996.

Separate Accounts: Separate account assets and liabilities reported in the accompanying statements of financial position represent funds that are separately administered, principally for annuity contracts and variable life insurance policies, and for which the contractholder, rather than the Company, generally bears the investment risk. Separate account obligations are intended to be satisfied from separate account assets and not from assets of the general account. Separate accounts generally are reported at fair value. The operations of the separate accounts are not included in the statement of operations; however, income earned on amounts initially invested by the Company in the formation of new separate accounts is included in other income.

Fair Value Disclosure of Financial Instruments: Statement of Financial Accounting Standards (SFAS) No. 107, "Disclosure about Fair Value of Financial Instruments," requires disclosure of fair value information about certain financial instruments, whether or not recognized in the statement of financial position, for which it is practicable to estimate the value. In situations where quoted market prices are not available, fair values are based on estimates using present value or other valuation techniques. SFAS No. 107 excludes certain financial instruments and all nonfinancial instruments from its disclosure requirements. Therefore, the aggregate fair value amounts presented do not represent the underlying value of the Company. See Note 15.

The methods and assumptions utilized by the Company in estimating its fair value disclosures for financial instruments are as follows:

  The carrying amounts reported in the statement of financial position for cash and temporary cash investments approximate their fair values.

  Fair values for public bonds are obtained from an independent pricing service. Fair values for private placement securities and publicly traded bonds not provided by the independent pricing service are estimated by the Company by discounting expected future cash flows using current market rates applicable to the yield, credit quality and maturity of the investments.

  The fair values for common and preferred stocks, other than subsidiary investments which are carried at equity values, are based on quoted market prices.

JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY

NOTE 1--NATURE OF OPERATIONS AND SIGNIFICANT ACCOUNTING PRACTICES--CONTINUED The fair value for mortgage loans is estimated using discounted cash flow analyses using interest rates adjusted to reflect the credit characteristics of the underlying loans. Mortgage loans with similar characteristics and credit risks are aggregated into qualitative categories for purposes of the fair value calculations.

  The carrying amounts in the statement of financial position for policy loans approximates their fair value.

  The fair value of interest rate swaps and currency rate swaps is estimated using a discounted cash flow method adjusted for the difference between the rate of the existing swap and the current swap market rate. Discounted cash flows in foreign currencies are converted to U.S. dollars using current exchange rates.

  The fair value for outstanding commitments to purchase long-term bonds and issue real estate mortgages is estimated using a discounted cash flow method incorporating adjustments for the difference in the level of interest rates between the dates the commitments were made and December 31, 1997. The fair value for commitments to purchase real estate approximates the amount of the initial commitment.

  Fair values for the Company's guaranteed investment contracts are estimated using discounted cash flow calculations, based on interest rates currently being offered for similar contracts with maturities consistent with those remaining for the contracts being valued. The fair value for fixed-rate deferred annuities is the cash surrender value, which represents the account value less applicable surrender charges. Fair values for immediate annuities without life contingencies and supplementary contracts without life contingencies are estimated based on discounted cash flow calculations using current market rates.

Capital Gains and Losses: Realized capital gains and losses are determined using the specific identification basis. Realized capital gains and losses, net of taxes and amounts transferred to the IMR, are included in net income. Unrealized gains and losses, which consist of market value and book value adjustments, are shown as adjustments to policyholders' contingency reserves.

Foreign Exchange Gains and Losses: Foreign exchange gains and losses are reflected as direct credits or charges to policyholders' contingency reserves through unrealized capital gains and losses.

Policy Reserves: Life, annuity, and accident and health benefit reserves are developed by actuarial methods and are determined based on published tables using statutorily specified interest rates and valuation methods that will provide, in the aggregate, reserves that are greater than or equal to the minimum or guaranteed policy cash values or the amounts required by the Commonwealth of Massachusetts Division of Insurance. Reserves for traditional individual life insurance policies are maintained using the 1941, 1958 and 1980 Commissioner's Standard Ordinary and American Experience Mortality Tables, with assumed interest rates ranging from2 1/2 to 6%, and using principally the net level premium method for policies issued prior to 1978 and a modified preliminary term method for policies issued in 1979 and later. Annuity and supplementary contracts with life contingency reserves are based principally on modifications of the 1937 Standard Annuity Table, the Group Annuity Mortality Tables for 1951, 1971 and 1983, the 1971 Individual Annuity Mortality Table and the a-1983 Individual Annuity Mortality Table, with interest rates generally ranging from 2% to8 3/4%.

Reserves for deposit administration funds and immediate participation guarantee funds are based on accepted actuarial methods at various interest rates. Accident and health policy reserves generally are calculated using either the two-year preliminary term or the net level premium method based on various morbidity tables.

JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY

NOTE 1--NATURE OF OPERATIONS AND SIGNIFICANT ACCOUNTING PRACTICES--CONTINUED The statement value and fair value for investment-type insurance contracts are as follows:


                                    December 31, 1997     December 31, 1996
                                   --------------------  --------------------
                                   Statement     Fair    Statement      Fair
                                     Value      Value      Value       Value
                                   ---------    -----    ---------     -----
                                                 (In millions)
Guaranteed investment contracts    $11,499.4  $11,516.8  $11,921.6   $11,943.2
Fixed-rate deferred and immediate
 annuities . . . . . . . . . . .     4,289.1    4,290.4    3,909.3     3,886.1
Supplementary contracts without
 life contingencies  . . . . . .        40.9       42.1       45.6        46.0
                                   ---------  ---------  ---------   ---------
                                   $15,829.4  $15,849.3  $15,876.5   $15,875.3
                                   =========  =========  =========   =========



Federal Income Taxes: Federal income taxes are reported in the financial statements based on amounts determined to be payable as a result of operations within the current accounting period. The operations of the Company and its subsidiaries and affiliates are combined in filing a consolidated federal income tax return for the group. The federal income taxes of the Company are determined on a separate return basis with certain adjustments.

Income before taxes differs from taxable income principally due to tax-exempt investment income, dividends-received tax deductions, the limitation placed on the tax deductibility of mutual companies' policyholder dividends, accelerated depreciation, differences in policy and contract liabilities for tax return and financial statement purposes, capitalization of policy acquisition expenses for tax purposes and other adjustments prescribed by the Internal Revenue Code.

When determining its consolidated federal income tax expense, the Company uses a number of estimated amounts that may change when the actual tax return is completed. In addition, the Company must also use an estimated differential earnings rate (DER) to compute the equity tax portion of its federal income tax expense. Because the DER is set by the Internal Revenue Service after completion of the financial statements, a true-up adjustment (i.e., effect of the difference between the estimated and final DER) is necessary.

Amounts for disputed tax issues relating to prior years are charged or credited directly to policyholders' contingency reserves.

Certain subsidiaries acquired by the Company have potential tax loss carryforwards of $14.3 million expiring in 1998. These amounts may be used in the consolidated tax return, but only to offset future taxable income related to those subsidiaries. The Company made federal tax payments of $146.4 million in 1997 and $309.9 million in 1996.

Adjustments to Policy Reserves and Policyholders' and Beneficiaries' Funds: From time to time, the Company finds it appropriate to modify certain required policy reserves because of changes in actuarial assumptions or increased benefits. Reserve modifications resulting from such determinations are recorded directly to policyholders' contingency reserves. During 1997, the Company refined certain actuarial assumptions inherent in the calculation of reserves related to guaranteed investment contracts and AIDS claims under individual insurance policies resulting in a net $1.4 million increase in policyholders' contingency reserves at December 31, 1997. Similar refinements to the actuarial assumptions inherent in the calculation of reserves related to guaranteed

JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY

NOTE 1--NATURE OF OPERATIONS AND SIGNIFICANT ACCOUNTING PRACTICES--CONTINUED investment contracts were made in 1996 resulting in a $27.5 million decrease in policyholders' contingency reserves at December 31, 1996.

Reinsurance: Premiums, commissions, expense reimbursements, benefits and reserves related to reinsured business are accounted for on bases consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts. Premiums ceded to other companies have been reported as a reduction of premium income. Amounts applicable to reinsurance ceded for future policy benefits, unearned premium reserves and claim liabilities have been reported as reductions of these items.

Guaranty Fund Assessments: Guaranty fund assessments are accrued when the Company receives notice that an amount is payable to a guaranty fund.

NOTE 2--SURPLUS NOTES

On February 25, 1994, the Company issued $450 million of surplus notes that bear interest at7 3/8% and are scheduled to mature on February 15, 2024. The issuance of the surplus notes was approved by the Commonwealth of Massachusetts Division of Insurance and any payment of interest on and principal of the notes may be made only with the prior approval of the Commissioner of the Commonwealth of Massachusetts Division of Insurance. Surplus notes are reported as part of policyholders' contingency reserves rather than liabilities. Interest of $33.2 million was paid on the notes during each of 1997 and 1996.

NOTE 3--BORROWED MONEY

At December 31, 1997, the Company had a $500 million syndicated line of credit. There are 26 banks who are part of the syndicate which is under the leadership of Morgan Guaranty Trust Company of New York. The banks will commit, when requested, to loan funds at prevailing interest rates as determined in accordance with the line of credit agreement, which terminates on June 30, 2001. The agreement does not contain a material adverse change clause. Under the terms of the agreement, the Company is required to maintain certain minimum levels of net worth and comply with certain other covenants. As of December 31, 1997, these covenants were met; however, no amounts had been borrowed under this agreement.

In 1995, the Company issued $213.1 million of debt through a Real Estate Mortgage Investment Conduit (REMIC). As collateral to the debt, the Company pledged $1,065.8 million of commercial mortgages to the REMIC Trust. In addition, the Company has guaranteed the timely payment of principal and interest on the debt. The debt was issued in two notes of equal amounts. The interest rates on the class A1 and A2 notes are calculated on a floating basis, based on the monthly LIBOR rates plus 22 and 27 basis points, respectively. The LIBOR rates were 5.72% and 5.50%, respectively, at December 31, 1997 and 1996. The class A1 notes were fully repaid on March 25, 1997 and the class A2 notes have a last scheduled payment date of June 25, 1998. The outstanding balances of the notes totaled $42.6 million and $127.9 million at December 31, 1997 and 1996, respectively, and are included in other general account obligations.

In 1996, the Company issued $292.0 million of additional debt through a REMIC (REMIC II). As collateral to the debt, the Company pledged $1,455.4 million of commercial mortgages to the REMIC II Trust. The debt was issued

JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY

NOTE 3--BORROWED MONEY--CONTINUED
in two notes. The interest rates on the class A1 and A2 notes are calculated on a floating basis, based on the monthly LIBOR rate plus 5 and 19 basis points, respectively. The class A1 notes were fully repaid on December 26, 1997 and the class A2 notes have a last scheduled payment date of July 26, 1999. The outstanding balances of the notes totaled $161.0 million and $292.0 million at December 31, 1997 and 1996, respectively, and are included in other general account obligations.

On December 31, 1997, the Company had outstanding a short-term note of $75.0 million payable to an affiliate at a variable rate of interest. The note, which is included in other general account obligations, was repaid on January 5, 1998.

Interest paid on borrowed money was $19.3 million and $10.4 million during 1997 and 1996, respectively.

NOTE 4--NET INVESTMENT INCOME

Investment income has been reduced by the following amounts:


                                                              1997     1996
                                                              ----     ----
                                  (In millions)
Investment expenses  . . . . . . . . . . . . . . . . . . .   $339.6   $333.8
Interest expense . . . . . . . . . . . . . . . . . . . . .     57.9     48.1
Depreciation on real estate and other invested assets  . .     76.6     73.3
Real estate and other investment taxes . . . . . . . . . .     61.5     65.2
                                                             ------   ------
                                                             $535.6   $520.4
                                                             ======   ======



NOTE 5--NET CAPITAL GAINS (LOSSES) AND OTHER ADJUSTMENTS

Net realized capital losses consist of the following items:


                                                               1997      1996
                                                               ----      ----
                                                               (In millions)
Net gains from asset sales and foreclosures . . . . . . . .   $ 63.4    $ 81.2
Capital gains tax . . . . . . . . . . . . . . . . . . . . .    (84.1)    (53.7)
Net capital gains transferred to the IMR  . . . . . . . . .    (69.1)    (71.1)
                                                              ------    ------
Net Realized Capital Losses . . . . . . . . . . . . . . . .   $(89.8)   $(43.6)
                                                              ======    ======



Net unrealized capital gains and other adjustments consist of the following items:


                                                             1997       1996
                                                             ----       ----
                                  (In millions)
Net gains from changes in security values and book value
 adjustments. . . . . . . . . . . . . . . . . . . . . . .   $ 159.5    $242.2
Increase in asset valuation reserve . . . . . . . . . . .    (100.9)    (50.5)
                                                            -------    ------
Net Unrealized Capital Gains and Other Adjustments  . . .   $  58.6    $191.7
                                                            =======    ======

JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY

NOTE 6--INVESTMENTS

The statement value and fair value of bonds are shown below:


                                              Gross       Gross
                                 Statement  Unrealized  Unrealized     Fair
Year ended December 31, 1997       Value      Gains       Losses       Value
----------------------------     ---------  ----------  ----------     -----
                                                (In millions)
U.S. Treasury securities and
 obligations of U.S. government
 corporations and agencies . .   $   258.9   $    9.3     $  0.0     $   268.2
Obligations of states and
 political subdivisions  . . .       149.6       16.3        0.0         165.9
Debt securities issued by
 foreign governments . . . . .       259.7       53.2        0.1         312.8
Corporate securities . . . . .    17,336.1    1,485.9      113.4      18,708.6
Mortgage-backed securities . .     4,981.7      115.9       28.3       5,069.3
                                 ---------   --------     ------     ---------
Total bonds  . . . . . . . . .   $22,986.0   $1,680.6     $141.8     $24,524.8
                                 =========   ========     ======     =========




Year ended December 31, 1996
----------------------------
U.S. Treasury securities and
 obligations of U.S. government
 corporations and agencies . . . . .   $   430.2  $    8.8  $  4.2   $   434.8
Obligations of states and political
 subdivisions. . . . . . . . . . . .       175.2       8.8     3.9       180.1
Debt securities issued by foreign
 governments . . . . . . . . . . . .       203.5      30.1     0.0       233.6
Corporate securities . . . . . . . .    16,902.1   1,083.2   112.6    17,872.7
Mortgage-backed securities . . . . .     4,756.0     116.3    54.5     4,817.8
                                       ---------  --------  ------   ---------
Total bonds  . . . . . . . . . . . .   $22,467.0  $1,247.2  $175.2   $23,539.0
                                       =========  ========  ======   =========



The statement value and fair value of bonds at December 31, 1997, by contractual maturity, are shown below. Maturities will differ from contractual maturities because eligible borrowers may exercise their right to call or prepay obligations with or without call or prepayment penalties.


                                                         Statement     Fair
                                                           Value       Value
                                                         ---------     -----
                                  (In millions)

Due in one year or less  . . . . . . . . . . . . . . .   $ 1,386.4   $ 1,426.6
Due after one year through five years  . . . . . . . .     5,809.6     6,079.2
Due after five years through ten years . . . . . . . .     5,465.5     5,867.1
Due after ten years  . . . . . . . . . . . . . . . . .     5,342.8     6,082.6
                                                         ---------   ---------
                                                          18,004.3    19,455.5
Mortgage-backed securities . . . . . . . . . . . . . .     4,981.7     5,069.3
                                                         ---------   ---------
                                                         $22,986.0   $24,524.8
                                                         =========   =========



Gross gains of $61.5 million in 1997 and $43.8 million in 1996 and gross losses of $86.6 million in 1997 and $27.6 million in 1996 were realized from the sale of bonds.

JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY

NOTE 6--INVESTMENTS--CONTINUED
At December 31, 1997, bonds with an admitted asset value of $19.2 million were on deposit with state insurance departments to satisfy regulatory requirements.

The cost of common stocks was $148.0 million and $136.1 million at December 31, 1997 and 1996, respectively. At December 31, 1997, gross unrealized appreciation on common stocks totaled $139.3 million, and gross unrealized depreciation totaled $30.4 million. The fair value of preferred stock totaled $695.8 million at December 31, 1997 and $451.0 million at December 31, 1996.

The Company participates in a security lending program for the purpose of enhancing income on securities held. At December 31, 1997 and 1996, $217.0 million and $540.5 million, respectively, of the Company's bonds and stocks were on loan to various brokers/dealers, but were fully collateralized by cash and U.S. government securities in an account held in trust for the Company. Such assets reflect the extent of the Company's involvement in securities lending, not the Company's risk of loss.

Mortgage loans with outstanding principal balances of $71.7 million, bonds with amortized cost of $98.9 million and real estate with depreciated cost of $18.0 million were nonincome producing for the twelve months ended December 31, 1997.

Restructured commercial mortgage loans aggregated $314.3 million and $385.8 million as of December 31, 1997 and 1996, respectively. The expected gross interest income that would have been recorded had the loans been current in accordance with the original loan agreements and the actual interest income recorded were as follows:


                             Year ended December 31
                                                     -----------------------
                                                        1997          1996
                                                        ----          ----
                                  (In millions)
Expected . . . . . . . . . . . . . . . . . . . . .      $33.8         $46.3
Actual . . . . . . . . . . . . . . . . . . . . . .       24.9          29.1



Generally, the terms of the restructured mortgage loans call for the Company to receive some form or combination of an equity participation in the underlying collateral, excess cash flows or an effective yield at the maturity of the loans sufficient to meet the original terms of the loans.

JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY

NOTE 6--INVESTMENTS--CONTINUED
At December 31, 1997, the mortgage loan portfolio was diversified by geographic region and specific collateral property type as displayed below. The Company controls credit risk through credit approvals, limits and monitoring procedures.


                          Statement          Geographic            Statement
    Property Type           Value           Concentration            Value
    -------------         ---------         -------------          ---------
                        (In millions)                            (In millions)
Apartments  . . . . .     $1,677.7     East North Central . .      $  891.5
Hotels  . . . . . . .        186.7     East South Central . .         163.4
Industrial  . . . . .        858.1     Middle Atlantic  . . .       1,410.2
Office buildings  . .      1,748.7     Mountain . . . . . . .         362.2
Retail  . . . . . . .      1,609.4     New England  . . . . .         836.9
1-4 Family  . . . . .          6.0     Pacific  . . . . . . .       1,770.6
Agricultural  . . . .      1,426.5     South Atlantic . . . .       1,475.4
Other . . . . . . . .        338.1     West North Central . .         260.1
                                       West South Central . .         613.1
                                       Other  . . . . . . . .          67.8
                          --------                                 --------
                          $7,851.2                                 $7,851.2
                          ========                                 ========



At December 31, 1997, the fair values of the commercial and agricultural mortgage loan portfolios were $6.7 billion and $1.5 billion, respectively. The corresponding amounts as of December 31, 1996 were approximately $6.6 billion and $1.8 billion, respectively.

The maximum and minimum lending rates for mortgage loans during 1997 were 18.0% and 7.66% for agricultural loans, 10.0% and 7.19% for other properties, and 7.27% and 7.25% for purchase money mortgages. Generally, the percentage of any loan to the value of security at the time of the loan, exclusive of insured, guaranteed or purchase money mortgages, is 75%. For city mortgages, fire insurance is carried on all commercial and residential properties at least equal to the excess of the loan over the maximum loan which would be permitted by law on the land without the building, except as permitted by regulations of the Federal Housing Commission on loans fully insured under the provisions of the National Housing Act. For agricultural mortgage loans, fire insurance is not normally required on land based loans except in those instances where a building is critical to the farming operation. Fire insurance is required on all agri-business facilities in an aggregate amount equal to the loan balance.

NOTE 7--REINSURANCE

Premiums, benefits and reserves associated with reinsurance assumed in 1997 were $787.1 million, $386.6 million, and $7.5 million, respectively. The corresponding amounts in 1996 were $742.0 million, $317.8 million, and $14.2 million, respectively.

The Company cedes business to reinsurers to share risks under life, health and annuity contracts for the purpose of reducing exposure to large losses. Premiums, benefits and reserves ceded to reinsurers in 1997 were $801.8 million,

JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY

NOTE 7--REINSURANCE--CONTINUED
$767.9 million and $594.9 million, respectively. The corresponding amounts in 1996 were $304.0 million, $217.0 million and $251.2 million, respectively.

Premiums, benefits, and reserves ceded related to the business sold in 1997, included in the amounts above, were $487.4 million, $503.3 million, and $247.9 million, respectively, at December 31, 1997.

Amounts recoverable on paid claims and funds withheld from reinsurers were as follows:


                             Year ended December 31
                                                     -----------------------
                                                        1997          1996
                                                        ----          ----
                                  (In millions)
Reinsurance recoverables . . . . . . . . . . . . .      $12.5         $26.5
Funds withheld from reinsurers . . . . . . . . . .       35.1          23.4



The Company has a coinsurance agreement with another insurer to cede 100% of its individual disability business. Reserves ceded under this agreement, included in the amount shown above, were $236.3 million at December 31, 1997 and $226.4 million at December 31, 1996.

John Hancock Variable Life Insurance Company (Variable Life, a wholly-owned affiliate) has a modified coinsurance agreement with the Company to reinsure 50% of Variable Life's 1994 through 1997 issues of flexible premium variable life insurance and scheduled premium variable life insurance policies. In connection with this agreement, the Company transferred $22.0 million and $24.5 million of cash for tax, commission, and expense allowances to Variable Life, which decreased the Company's net gain from operations by $10.1 million and $15.7 million in 1997 and 1996, respectively.

Variable Life has a modified coinsurance agreement with the Company to reinsure 50% of Variable Life's 1995 through 1997 issues of certain retail annuity contracts (Independence Preferred and Declaration). In connection with this agreement, the Company received $1.1 million in 1997 and transferred $35.0 million in 1996 of cash for surrender benefits, tax, reserve increase, commission, expense allowances and premium. This agreement decreased the Company's net gain from operations by $9.8 million and $15.1 million in 1997 and 1996, respectively.

Effective January 1, 1997, Variable Life entered into a stop-loss agreement with the Company to reinsure mortality claims in excess of 110% of expected mortality claims in 1997 for all policies that are not reinsured under any other indemnity agreement. In connection with the agreement, the Company transferred $2.4 million of cash for mortality claims to Variable Life, which decreased the Company's net gain from operations by $1.3 million in 1997.

Reinsurance ceded contracts do not relieve the Company from its obligations to policyholders. The Company remains liable to its policyholders for the portion reinsured to the extent that any reinsurer does not meet its obligations for reinsurance ceded to it under the reinsurance agreements. Failure of the reinsurers to honor their obligations could result in losses to the Company; consequently, estimates are established for amounts deemed or estimated to be uncollectible. To minimize its exposure to significant losses from reinsurance insolvencies, the Company evaluates the financial condition of its reinsurers and monitors concentration of credit risk arising from similar characteristics of the insurer.

JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY

NOTE 7--REINSURANCE--CONTINUED
Neither the Company, nor any of its related parties, control, either directly or indirectly, any external reinsurers with which the Company conducts business. No policies issued by the Company have been reinsured with a foreign company which is controlled, either directly or indirectly, by a party not primarily engaged in the business of insurance.

The Company has not entered into any reinsurance agreements in which the reinsurer may unilaterally cancel any reinsurance for reasons other than nonpayment of premiums or other similar credits. The Company does not have any reinsurance agreements in effect in which the amount of losses paid or accrued through December 31, 1997 would result in a payment to the reinsurer of amounts which, in the aggregate and allowing for offset of mutual credits from other reinsurance agreements with the same reinsurer, exceed the total direct premiums collected under the reinsured policies.

NOTE 8--BENEFIT PLANS

The Company provides retirement benefits to substantially all employees and general agency personnel. These benefits are provided through both defined benefit and defined contribution pension plans. Pension benefits under the defined benefit plans are based on years of service and average compensation generally during the five years prior to retirement. Benefits related to the Company's defined benefit pension plans paid to employees and retirees covered by annuity contracts issued by the Company amounted to $89.7 million in 1997 and $84.4 million in 1996. The Company's funding policy for qualified defined benefit plans is to contribute annually an amount in excess of the minimum annual contribution required under the Employee Retirement Income Security Act (ERISA). This amount is limited by the maximum amount that can be deducted for federal income tax purposes. The funding policy for nonqualified defined benefit plans is to contribute the amount of the benefit payments made during the year. Plan assets consist principally of listed equity securities, corporate obligations and U.S. government securities.

Defined contribution plans include The Investment Incentive Plan (TIP) and the Savings and Investment Plan (SIP). Employees are eligible to participate in TIP after one year of service and may contribute up to the lesser of 15% of their salary or $9,500 annually to the plan. The Company matches the first 2% of pre-tax contributions and makes an additional annual profit sharing contribution for employees who have completed at least two years of service. Through SIP, marketing representatives, sales managers and agency managers are eligible to contribute up to the lesser of 13% of their salary or $9,500. The Company matches the first 3% of pretax contributions for marketing representatives and the first 2% of pretax contributions for sales managers and agency managers. The Company makes an annual profit sharing contribution of up to 1% for sales managers and agency managers who have completed at least two years of service.

The Company provides additional compensation to employees based on achievement of annual and long-term corporate financial objectives.

JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY

NOTE 8--BENEFIT PLANS--CONTINUED Pension (benefit) expense is summarized as follows:


                             Year ended December 31
                                                     -----------------------
                                                        1997          1996
                                                        ----          ----
                                  (In millions)
Defined benefit plans:
  Service cost--benefits earned during the period     $  30.7       $  32.4
  Interest cost on the projected benefit obligation     109.3         107.4
  Actual return on plan assets . . . . . . . . . .     (177.7)       (225.1)
  Net amortization and deferral  . . . . . . . . .       23.7          85.0
                                                      -------       -------
                                                        (14.0)         (0.3)
Defined contribution plans . . . . . . . . . . . .        6.2          21.4
                                                      -------       -------
Total pension (benefit) expense  . . . . . . . . .    $  (7.8)      $  21.1
                                                      =======       =======



Assumptions used in accounting for the defined benefit pension plans were as follows:


                                                             1997    1996
                                                             -----  -------
Discount rate  . . . . . . . . . . . . . . . . . . . . . .   7.00%   7.25%
Weighted rate of increase in compensation levels . . . . .   4.80%   4.80%
Expected long-term rate of return on assets  . . . . . . .   8.50%   8.50%



The following table sets forth the funded status and actuarially determined amounts related to the Company's defined benefit pension plans:


                             Year ended December 31
                                                     -----------------------
                                                        1997          1996
                                                        ----          ----
                                  (In millions)
Actuarial present value of benefit obligations:
  Vested benefit obligation  . . . . . . . . . . .   $(1,462.2)    $(1,344.8)
                                                     =========     =========
  Accumulated benefit obligation . . . . . . . . .   $(1,507.6)    $(1,387.7)
                                                     =========     =========
Projected benefit obligation . . . . . . . . . . .   $(1,704.0)    $(1,582.4)
Plan assets fair value . . . . . . . . . . . . . .     1,877.7       1,787.6
                                                     ---------     ---------
Excess of plan assets over projected benefit
 obligation. . . . . . . . . . . . . . . . . . . .       173.7         205.2
Unrecognized net gain  . . . . . . . . . . . . . .      (101.7)       (176.1)
Prior service cost not yet recognized in net
 periodic pension cost . . . . . . . . . . . . . .        29.6          42.8
Unrecognized net asset, net of amortization  . . .       (93.2)        (95.9)
                                                     ---------     ---------
Net pension asset (liability)  . . . . . . . . . .   $     8.4     $   (24.0)
                                                     =========     =========



Since 1988, the Massachusetts Division of Insurance has provided the Company with approval to recognize the pension plan prepaid expense, if any, in accordance with the requirements of SFAS No. 87, "Employers'

JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY

NOTE 8--BENEFIT PLANS--CONTINUED
Accounting for Pensions." The Company furnishes the Division of Insurance with an actuarial certification of the prepaid expense computation on an annual basis.

NOTE 9--OTHER POSTRETIREMENT BENEFIT PLANS

In addition to the Company's defined benefit pension plans, the Company has employee welfare plans for medical, dental, and life insurance covering most of its retired employees and general agency personnel. Substantially all employees may become eligible for these benefits if they reach retirement age while employed by the Company. The postretirement health care and dental coverages are contributory based on service for post January 1, 1992 non-union retirees. A small portion of pre-January 1, 1992 non-union retirees also contribute. The applicable contributions are based on service.

In 1993, the Company changed its method of accounting for the costs of its retiree benefit plans to the accrual method and elected to amortize its transition liability for retirees and fully eligible or vested employees over twenty years.

Since 1993, the Company funded a portion of the postretirement obligation. The Company's policy is to fund postretirement benefits for non-union employees to the maximum amount that can be deducted for federal income tax purposes and to fund the benefits for union employees, which are fully tax qualified, at sufficient amounts so that the total accrued liability related to postretirement benefits is zero. As of December 31, 1997, plan assets related to non-union employees were comprised of an irrevocable health insurance contract to provide future health benefits to retirees while plan assets related to union employees were comprised of approximately 70% equity securities and 30% fixed income investments.

JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY

NOTE 9--OTHER POSTRETIREMENT PLANS--CONTINUED
The following table shows the plans' combined funding status for vested benefits reconciled with the amounts recognized in the Company's statements of financial position.


                                                   December 31
                                     ----------------------------------------
                                            1997                 1996
                                     -------------------  -------------------
                                     Medical              Medical
                                       and       Life       and        Life
                                      Dental   Insurance   Dental    Insurance
                                      Plans      Plans     Plans       Plans
                                     -------   ---------  -------    ---------
                                                  (In millions)
Accumulated postretirement benefit
 obligation:
  Retirees . . . . . . . . . . . .   $(228.8)  $ (95.7)   $(234.2)   $(100.6)
  Fully eligible active plan
    participants . . . . . . . . .     (38.7)    (17.9)     (46.4)     (19.4)
                                     -------   -------    -------    -------
                                      (267.5)   (113.6)    (280.6)    (120.0)
Plan assets at fair value  . . . .     172.7       0.0      132.4        0.0
                                     -------   -------    -------    -------
Accumulated postretirement benefit
 obligation in excess of plan
 assets. . . . . . . . . . . . . .     (94.8)   (113.6)    (148.2)    (120.0)
Unrecognized prior service cost  .      14.9       4.8       16.7        5.3
Unrecognized prior net gain  . . .    (122.8)     (4.2)     (93.0)       4.0
Unrecognized transition obligation     240.7      75.0      256.8       78.4
                                     -------   -------    -------    -------
Accrued postretirement benefit cost  $  38.0   $ (38.0)   $  32.3    $ (32.3)
                                     =======   =======    =======    =======



Net postretirement benefits costs for the years ended December 31, 1997 and 1996 were $40.8 million and $47.4 million, respectively, and include the expected cost of such benefits for newly eligible or vested employees, interest cost, and amortization of the transition liability.

Net periodic postretirement benefits cost included the following components:


                                                    December 31
                                       --------------------------------------
                                              1997                1996
                                       ------------------  ------------------
                                       Medical             Medical
                                         and      Life       and       Life
                                       Dental   Insurance  Dental    Insurance
                                        Plans     Plans     Plans      Plans
                                       -------  ---------  -------   ---------
                                                   (In millions)
Eligibility cost . . . . . . . . . .   $  6.9     $ 1.6    $  7.1      $ 1.8
Interest cost  . . . . . . . . . . .     17.8       7.6      19.8        8.3
Actual return on plan assets . . . .    (31.0)      0.0     (15.9)       0.0
Net amortization and deferral  . . .     32.8       5.1      20.9        5.4
                                       ------     -----    ------      -----
Net periodic postretirement benefit
 cost. . . . . . . . . . . . . . . .   $ 26.5     $14.3    $ 31.9      $15.5
                                       ======     =====    ======      =====



The discount rate used in determining the accumulated postretirement benefit obligation at December 31, 1997 was 7.0% (7.25% for 1996). The expected long-term rates of return on plan assets were 8.5% and 7.0% at December 31, 1997 and 1996, respectively. The annual assumed rate of increase in the health care cost trend rate for the medical

JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY

NOTE 9--OTHER POSTRETIREMENT PLANS--CONTINUED coverages is 5.75% for 1998 (8.0% was assumed for 1997) and is assumed to decrease gradually to 5.00% in 2001 and remain at that level thereafter. The health care cost trend rate assumption has a significant effect on the amounts reported. For example, increasing the assumed health care cost trend rates by one percentage point in each year would increase the accumulated post retirement benefit obligation for the medical coverages as of December 31, 1997 by $26.2 million and the aggregate of the eligibility and interest cost components of net periodic postretirement benefit cost by $3.0 million for 1997 and $2.9 million for 1996.

Postretirement welfare benefits for non-vested employees are not reflected in the above expenses or accumulated postretirement benefit obligations. As of December 31, 1997, the accumulated postretirement benefit obligations for non-vested employees amounted to $49.5 million for medical and dental plans and $10.4 million for life insurance plans. The corresponding amounts as of December 31, 1996 were $69.4 million and $10.7 million, respectively.

NOTE 10--AFFILIATES

The Company has subsidiaries and affiliates in a variety of industries including domestic and foreign life insurance and domestic property casualty insurance, real estate, mutual funds, investment brokerage and various other financial services entities.

Total assets of unconsolidated affiliates amounted to $12.4 billion at December 31, 1997 and $9.6 billion at December 31, 1996; total liabilities amounted to $11.1 billion at December 31, 1997 and $8.5 billion at December 31, 1996; and total net income was $184.8 million in 1997 and $193.0 million in 1996.

During 1996, the Company sold certain of its affiliates including its ongoing property and casualty business and its broker-dealer operations to realign its business objectives.

The Company customarily engages in transactions with its unconsolidated affiliates, including the cession and assumption of certain insurance business under the terms of established reinsurance agreements. Various services are performed by the Company for certain affiliates for which the Company is reimbursed on the basis of cost. Certain affiliates have entered into various financial arrangements relating to borrowings and capital maintenance under which agreements the Company would be obligated in the event of nonperformance by an affiliate (see Note 14).

The Company received dividends of $65.9 million and $9.4 million in 1997 and 1996, respectively, from unconsolidated affiliates.

NOTE 11--FINANCIAL INSTRUMENTS WITH OFF-BALANCE-SHEET RISK

The Company utilizes a variety of off-balance sheet financial instruments as part of its efforts to hedge and manage fluctuations in the market value of its investment portfolio attributable to changes in general interest rate levels and to manage duration mismatch of assets and liabilities. Those instruments include swaps, caps, floors, and future contracts.

JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY

NOTE 11--FINANCIAL INSTRUMENTS WITH OFF-BALANCE-SHEET RISK--CONTINUED The Company enters into interest rate swap contracts for the purpose of converting the interest rate characteristics (fixed or variable) of certain investments to match those of related insurance liabilities. Maturities of current agreements range from 1998 to 2026. These swaps involve, to varying degrees, interest rate risk in excess of amounts recognized in the statements of financial position.

The Company enters into interest rate cap and floor contracts to manage exposure on underlying security values due to a rise in interest rates. Maturities of current agreements range through 2007.

The Company also uses financial futures contracts to hedge risks associated with interest rate fluctuations on sales of guaranteed investment contracts. The Company is subject to the risks associated with changes in the value of the underlying securities; however, such changes in value generally are offset by opposite changes in the value of the hedged items. The contract or notional amounts of the contracts represent the extent of the Company's involvement but not the future cash requirements, as the Company intends to close the open positions prior to settlement. Net deferred losses on future contracts were $6.4 million and $0.5 million at December 31, 1997 and 1996, respectively.

The Company enters into currency rate swap agreements to manage exposure to foreign exchange rate fluctuations. Maturities of current agreements range through 2009. Should the counterparty fail to meet the terms of the contract, the Company's market risk is limited to the currency rate differential.

The contract or notional amount of the foregoing financial instruments, which indicates the Company's involvement and, in certain instances, maximum credit risk related to those instruments, is as follows:


                                   December 31
                                                           ------------------
                                                             1997       1996
                                                             ----       ----
                                  (In millions)
Futures contracts to purchase securities . . . . . . . .   $  154.0   $  117.6
                                                           ========   ========
Futures contracts to sell securities . . . . . . . . . .   $  414.2   $  136.4
                                                           ========   ========
Notional amount of interest rate swaps, interest rate swaptions, currency rate swaps, interest rate caps and interest rate floors to:
  Receive variable rates . . . . . . . . . . . . . . . .   $5,043.7   $3,822.8
                                                           ========   ========
  Receive fixed rates  . . . . . . . . . . . . . . . . .   $2,596.7   $2,912.5
                                                           ========   ========



The Company's exposure to credit risk is the risk of loss from a counterparty failing to perform according to the terms of the contract. The Company continually monitors its positions and the credit ratings of the counterparties to these financial instruments. To limit exposure associated with counterparty nonperformance on interest rate and currency agreements, the Company enters into master netting agreements with its counterparties. The Company believes the risk of incurring losses due to nonperformance by its counterparties is remote and that such losses, if any, would not be material.

Based on market rates in effect at December 31, 1997, the Company's interest rate swaps, currency rate swaps, interest rate caps, and interest rate floors represented (assets) liabilities to the Company with fair values of $58.3 million, $9.7 million, $(0.6) million and $(0.4) million, respectively. The corresponding amounts as of December

JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY

NOTE 11--FINANCIAL INSTRUMENTS WITH OFF-BALANCE-SHEET RISK--CONTINUED 31, 1996 were $16.4 million, $41.1 million, $(0.6) million and $(0.1) million, respectively. The fair values of the swap agreements are not recognized in the financial statements.

NOTE 12--LEASES

The Company leases office space and furniture and equipment under various operating leases including furniture and equipment leased under a series of sales-leaseback agreements with a nonaffiliated organization. Rental expense for all operating leases totaled $27.4 million in 1997 and $32.1 million in 1996. Future minimum rental commitments under noncancellable operating leases for office space and furniture and equipment are as follows:


                                                             December 31, 1997
                                                            -------------------
                                                               (In millions)
1998  . . . . . . . . . . . . . . . . . . . . . . . . . .          $19.5
1999  . . . . . . . . . . . . . . . . . . . . . . . . . .           17.0
2000  . . . . . . . . . . . . . . . . . . . . . . . . . .           14.5
2001  . . . . . . . . . . . . . . . . . . . . . . . . . .           11.5
2002  . . . . . . . . . . . . . . . . . . . . . . . . . .            8.1
Thereafter  . . . . . . . . . . . . . . . . . . . . . . .           12.2
                                                                   -----
Total minimum payments  . . . . . . . . . . . . . . . . .          $82.8
                                                                   =====

JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY

NOTE 13--POLICY RESERVES, POLICYHOLDERS' AND BENEFICIARIES' FUNDS AND OBLIGATIONS RELATED TO SEPARATE ACCOUNTS

The Company's annuity reserves and deposit fund liabilities and related separate account liabilities that are subject to discretionary withdrawal (with adjustment), subject to discretionary withdrawal (without adjustment), and not subject to discretionary withdrawal provisions are summarized as follows:


                                                   December 31, 1997   Percent
                                                   -----------------  ---------
                                                     (In millions)
Subject to discretionary withdrawal (with
 adjustment):
  With market value adjustment . . . . . . . . .       $ 3,881.6        10.5%
  At book value less surrender charge  . . . . .         2,881.4         7.8
                                                       ---------       -----
  Total with adjustment  . . . . . . . . . . . .         6,763.0        18.3
  Subject to discretionary withdrawal (without
    adjustment) at book value  . . . . . . . . .         3,574.2         9.6
  Subject to discretionary withdrawal--separate
    accounts . . . . . . . . . . . . . . . . . .        13,455.3        36.3
Not subject to discretionary withdrawal:
  General account  . . . . . . . . . . . . . . .        11,996.1        32.4
  Separate accounts  . . . . . . . . . . . . . .         1,274.1         3.4
                                                       ---------       -----
Total annuity reserves, deposit fund liabilities
 and separate accounts--before reinsurance . . .        37,062.7       100.0%
                                                                       =====
Less reinsurance ceded . . . . . . . . . . . . .             0.0
                                                       ---------
Net annuity reserves, deposit fund liabilities
 and separate accounts . . . . . . . . . . . . .       $37,062.7
                                                       =========



Any liquidation costs associated with the $13.5 billion of separate accounts subject to discretionary withdrawal are sustained by the separate account contractholders and not by the general account.

NOTE 14--COMMITMENTS AND CONTINGENCIES

The Company has extended commitments to purchase long-term bonds, preferred and common stocks, and real estate and issue real estate mortgages totaling $693.6 million, $27.6 million, $122.3 million and $467.2 million, respectively, at December 31, 1997. If funded, loans related to real estate mortgages would be fully collateralized by related properties. The Company monitors the credit worthiness of borrowers under long-term bond commitments and requires collateral as deemed necessary. The estimated fair value of the commitments described above is $1.3 billion at December 31, 1997. The majority of these commitments expire in 1998.

The Company has contingent liabilities, pursuant to guarantee agreements issued in connection with real estate joint ventures, in the amount of $43.3 million.

During 1996, the Company entered into a credit support and collateral pledge agreement with the Federal National Mortgage Association (FNMA). Under the agreement, the Company sold $532.8 million of commercial mortgage loans and acquired an equivalent amount of FNMA securities. The Company completed similar transactions with FNMA in 1991 for $1.042 billion and in 1993 for $71.9 million. FNMA is guarantying the full face value of the bonds of the three transactions to the bondholders. However, the Company has agreed to absorb the first 12.25% of the principal and interest losses (less buy-backs) for the pools of loans involved in the three transactions, based on

JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY

NOTE 14--COMMITMENTS AND CONTINGENCIES--CONTINUED the total outstanding principal balance of $1.036 billion as of July 1, 1996, but is not required to commit collateral to support this loss contingency. At December 31, 1997, the aggregate outstanding principal balance of all the remaining pools of loans from 1991, 1993, and 1996 is $672.0 million.

Historically, the Company has experienced losses of less than one percent on its multi-family mortgage portfolio. Mortgage loan buy-backs required by the FNMA in 1997 and 1996 amounted to $4.1 million and $3.4 million, respectively.

During 1996, the Company entered into a credit support and collateral pledge agreement with the Federal Home Loan Mortgage Corporation (FHLMC). Under the agreement, the Company sold $535.3 million of multi-family loans and acquired an equivalent amount of FHLMC securities. FHLMC is guarantying the full face value of the bonds to the bondholders. However, the Company has agreed to absorb the first 10.5% of original principal and interest losses (less buy-backs) for the pool of loans involved but is not required to commit collateral to support this loss contingency. Historically, the Company has experienced total losses of less than one percent on its multi-family loan portfolio. At December 31, 1997, the aggregate outstanding principal balance of the pools of loans was $500.8 million. There were no mortgage loans buy-backs in 1997 and 1996.

The Company has a support agreement with Variable Life under which the Company agrees to continue directly or indirectly to own all of Variable Life's common stock and maintain Variable Life's net worth at not less than $1 million.

The Company has a support agreement with John Hancock Capital Corporation
(JHCC), a non-consolidated wholly-owned subsidiary, under which the Company agrees to continue directly or indirectly to own all of JHCC's common stock and maintain JHCC's net worth at not less than $1 million. JHCC's outstanding borrowings as of December 31, 1997 were $351.1 million for short-term borrowings and $163.2 million for notes payable.

The Company is subject to insurance guaranty fund laws in the states in which it does business. These laws assess insurance companies amounts to be used to pay benefits to policyholders and claimants of insolvent insurance companies. Many states allow these assessments to be credited against future premium taxes. The Company believes such assessments in excess of amounts accrued will not materially affect its financial position.

In the normal course of its business operations, the Company is involved with litigation from time to time with claimants, beneficiaries and others, and a number of litigation matters were pending as of December 31, 1997. It is the opinion of management, after consultation with counsel, that the ultimate liability with respect to these claims, if any, will not materially affect the financial position or results of operations of the Company.

During 1997, the Company entered into a court approved settlement relating to a class action lawsuit involving certain individual life insurance policies sold from 1979 through 1996. In entering into the settlement, the Company specifically denied any wrongdoing. The Company has established a litigation reserve in connection with the settlement to provide for relief to class members and for legal and administrative costs associated with the settlement. The reserve has been charged, net of the related tax effect, directly to policyholders' contingency reserves of the Company. Given the uncertainties associated with estimating the reserve, it is possible that the final

JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY

NOTE 14--COMMITMENTS AND CONTINGENCIES--CONTINUED cost of the settlement could be different from the amounts presently provided for by the Company. However, the Company does not believe that the ultimate resolution of the settlement will have a material adverse effect on the Company's financial position.

NOTE 15--FAIR VALUE OF FINANCIAL INSTRUMENTS

The following table presents the carrying amounts and fair values of the Company's financial instruments:


                                           Year ended December 31
                               ---------------------------------------------
                                        1997                    1996
                               -----------------------  --------------------
                                Carrying      Fair      Carrying      Fair
                                 Amount      Value       Amount       Value
                                --------     -----      --------      -----
                                               (In millions)
Assets
  Bonds--Note 6  . . . . . .   $22,986.0   $24,524.8    $22,467.0   $23,539.0
  Preferred stocks--Note 6 .       640.6       695.8        416.2       451.0
  Common stocks--Note 6  . .       256.9       256.9        249.8       249.8
  Mortgage loans on real
    estate--Note 6 . . . . .     7,851.2     8,215.9      7,964.0     8,400.2
  Policy loans--Note 1 . . .     1,577.3     1,577.3      1,589.3     1,589.3
  Cash and cash
    equivalents--Note 1  . .       724.8       724.8      1,416.7     1,416.7
Liabilities
  Guaranteed investment
    contracts--Note 1  . . .    11,499.4    11,516.8     11,921.6    11,943.2
  Fixed rate deferred and
    immediate annuities--Note
    1. . . . . . . . . . . .     4,289.1     4,290.4      3,909.3     3,886.1
  Supplementary contracts
    without life
    contingencies--Note 1  .        40.9        42.1         45.6        46.0
  Derivatives liabilities
    relating to:--Note 11
     Interest rate swaps . .          --        58.3           --        16.4
     Currency rate swaps . .          --         9.7           --        41.1
     Interest rate caps  . .          --        (0.6)          --        (0.6)
     Interest rate floors  .          --        (0.4)          --        (0.1)
  Commitments--Note 14 . . .          --     1,332.3           --     1,095.7



The carrying amounts in the table are included in the statutory-basis statements of financial position. The methods and assumptions utilized by the Company in estimating its fair value disclosures are described in Note 1.

NOTE 16--IMPACT OF YEAR 2000 (UNAUDITED)

The Company has developed a plan to modify or replace significant portions of its computer information and automated technologies so that its systems will function properly with respect to the dates in the year 2000 and thereafter. The Company presently believes that with modifications to existing systems and conversions to new technologies, the year 2000 will not pose significant operational problems for its computer systems. However, if certain modifications and conversions are not made, or are not completed timely, the year 2000 issue could have an adverse impact on the operations of the Company.

JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY

NOTE 16--IMPACT OF YEAR 2000 (UNAUDITED)--CONTINUED
The Company as early as 1994 had begun assessing, modifying and converting the software related to its significant systems and has initiated formal communications with its significant business partners and customers to determine the extent to which the Company's interface systems are vulnerable to those third parties' failure to remediate their own year 2000 issues. While the Company is developing alternative third party processing arrangements as it deems appropriate, there is no guarantee that the systems of other companies on which the Company's systems rely will be converted timely or will not have an adverse effect on the Company's systems.

The Company expects the project to be substantially complete by early 1999 and expects the incremental cost to be between $35 million and $45 million. The cost of the project and the date on which the Company believes it will complete the year 2000 modifications are based on management's best estimates, which were derived utilizing numerous assumptions of future events, including availability of certain resources and other factors. However, there can be no guarantee that these estimates will be achieved and actual results may differ materially from those anticipated.

                       APPENDIX--OTHER POLICY PROVISIONS

SETTLEMENT PROVISIONS

  In place of a single payment, an amount of $1,000 or more payable under the Policy as a benefit or as the Surrender Value, if any, may be left with John Hancock under the terms of a supplementary agreement. The agreement will be issued when the proceeds are applied through the election of any one of the options below.

  The following options are subject to the restrictions and limitations stated in the Policy.

     Option 1--Interest Income at the declared rate but not less than3 1/2% a year on proceeds held on deposit.

     Option 2A--Income of a Specified Amount, with payments each year totaling at least 1/12th of the proceeds, until the proceeds, with interest credited at the declared rate but not less than3 1/2% a year on unpaid balances, are fully paid.

     Option 2B--Income for a Fixed Period, with each payment as declared.

     Option 3--Life Income with Payments for a Guaranteed Period.

     Option 4--Life Income without Refund at the death of the Payee of any part of the proceeds applied. Only one payment is made if the Payee dies before the second payment is due.

     Option 5--Life Income with Cash Refund at the death of the Payee of the amount, if any, equal to the proceeds applied less the sum of all income payments made.

  No election of an option may provide for income payments of less than $50.

  Other options may be arranged with John Hancock's approval.

  The tax treatment of the Policy proceeds may vary, depending on which settlement option is chosen and when. You should consult your tax advisor in this regard.

ADDITIONAL INSURANCE BENEFITS

  On payment of an additional premium or charge and subject to certain age and insurance underwriting requirements, certain additional provisions, such as the yearly renewable term benefits discussed below, which are subject to the restrictions and limitations set forth therein, may be included in a Policy by rider.

  Yearly Renewable Term Insurance. This is term insurance on the life of one of the insureds under the base Policy and payable upon the death of the covered insured person. This insurance is level or decreasing in amount and may be applied for, or increased, at any time upon evidence of insurability and any other underwriting requirements. The yearly coverage also may be cancelled by the Owner at any time. The charges for this coverage will be separately billed to and paid by the Owner and not out of Account Value. An increase or a decrease in this insurance may have significant tax consequences. See "Premiums--7-Pay Premium Limit" and "Tax Considerations."

GENERAL PROVISIONS

  Beneficiary. The Beneficiary will be as shown in the application for the Policy, unless thereafter changed by the Owner in accordance with the terms of the Policy. In general, if on the death of the last surviving insured there is no surviving Beneficiary, the Owner will be the Beneficiary, but if the Owner was one of the insureds, his or her estate will be the Beneficiary.

  Owner and Assignment. The Owner's interest in the Policy may be assigned without the consent of any revocable Beneficiary. John Hancock will not be on notice of any assignment unless it is in writing and until a duplicate of the original assignment has been filed at John Hancock's Servicing Office. John Hancock assumes no responsibility for the validity or sufficiency of any assignment.

  If a Policy has joint Owners, both Owners must join in any request or instructions to John Hancock under the Policy.

  Misstatement of Age or Sex. If the age or sex of an insured has been misstated, John Hancock will adjust the benefits payable to those which would have been purchased at the correct age or sex by the most recent insurance charge deducted from Account Value.

  Suicide. If either insured commits suicide within 2 years (except where state law requires a shorter period) from the date of issue shown in the Policy, the Policy will terminate and John Hancock will pay in place of all other benefits an amount equal to the premium paid less any Indebtedness on the date of death and less any withdrawals. If either insured commits suicide within 2 years (except where state law requires a shorter period) from the date of any Policy change that increases the death benefit, the death benefit will be limited as described in the Policy. Subject to terms and conditions set forth in the Policy, we will make coverage available to any surviving insured, if the surviving insured elects such coverage within 60 days after the suicide.

  Age and Policy Anniversaries. For purpose of the Policy, an insured's "age" is his or her age on his or her nearest birthday. Policy months and Policy years are calculated from the date of issue.

  Incontestability. The Policy shall be incontestable other than for nonpayment of premiums after it has been in force during the lifetime of an insured for 2 years from its issue date. If, however, evidence of insurability is required with respect to any increase in death benefit, such increase shall be incontestable after the increase has been in force during the lifetime of the insured for 2 years from the increase date.

  Deferral of Determinations and Payments. Payment of any death, surrender, partial withdrawal or loan proceeds will ordinarily be made within seven days after receipt at John Hancock's Servicing Office of all documents required for any such payment. Approximately two-thirds of the claims for death proceeds which are made within two years after the date of issue of the Policy will be investigated to determine whether the claim should be contested and payment of these claims will therefore be delayed.

  John Hancock may defer any transaction requiring a determination of Account Value in any variable Subaccount for any period during which: (1) the disposal or valuation of the Account's assets is not reasonably practicable because the New York Stock Exchange is closed or conditions are such that, under the Commission's rules and regulations, trading is restricted or an emergency is deemed to exist or (2) the Commission by order permits postponement of such actions for the protection of Owners.
  The foregoing description of Policy provisions is qualified by reference to the specimen Policy which has been filed as an exhibit to the Registration Statement and to any variations in Policy provisions required by the regulatory authorities of the state that has approved the Policy for issue.

                         APPENDIX--IMPACT OF YEAR 2000


  The advent of the Year 2000 presents a technological challenge to John Hancock. Responding to that challenge, John Hancock has developed a plan to modify or replace significant portions of its computer information and automated technologies so that its systems will function properly with respect to dates in the year 2000 and thereafter. The plan also involves coordination and testing with business partners to ensure that external factors do not adversely impact John Hancock's systems. John Hancock presently believes that with modifications to existing systems and conversions to new technologies, the year 2000 will not pose significant operational problems for its computer systems. However, if certain modifications and conversions are not made, or are not completed on time, the year 2000 issue could have an adverse impact on the operations of John Hancock.



  John Hancock expects the project to be substantially complete by early 1999. This completion target was derived utilizing numerous assumptions of future events, including availability of certain resources and other factors. However, there can be no guarantee that this estimate will be achieved, that these steps will be sufficient or that actual results may not differ materially from those anticipated.

   APPENDIX--ILLUSTRATION OF DEATH BENEFITS, SURRENDER VALUES AND ACCUMULATED
                                    PREMIUMS

  The following tables illustrate the changes in death benefit and Surrender Value of the Policy, disregarding any Policy loans. Each table separately illustrates the operation of a Policy for identified issue ages, Planned Premium schedule and Sum Insured and shows how the death benefit and Surrender Value may vary over an extended period of time assuming hypothetical rates of investment return (i.e., investment income and capital gains and losses, realized or unrealized) equivalent to constant gross annual rates of 0%, 6% and 12%. The tables are based on given annual Planned Premiums paid at the beginning of each Policy year and will assist in a comparison of the death benefit and surrender value figures set forth in the tables with those under other variable life insurance policies which may be issued by John Hancock or other companies. Tables are provided for Option A, without the Extra Death Benefit feature, as well as for Option B death benefits. The death benefit and Surrender Value for a Policy would be different from those shown if premiums are paid in different amounts or at different times or if the actual gross rates of investment return average 0%, 6% or 12% over a period of years, but nevertheless fluctuate above or below the average for individual Policy years, or if the Policy were issued under circumstances in which no distinctions are made based on the gender of the insureds.

  The amounts shown for the death benefit and Surrender Value are as of the end of each Policy year. The first two tables headed "Using Current Charges" assume that the current rates for insurance, sales, risk, and expense charges will apply in each year illustrated. The two tables headed "Using Maximum Charges" assumes that the maximum (guaranteed) insurance, sales, risk, and expense charges will be made in each year illustrated. The amounts shown in all tables reflect an average asset charge for the daily investment advisory expense charges to the Portfolios of the Fund (equivalent to an effective annual rate of
 .58%) and an assumed average asset charge for the annual nonadvisory operating expenses of each Portfolio of the Fund (equivalent to an effective annual rate of .18%). For a description of expenses charged to the Portfolios, including the reimbursement of any Portfolio for annual non-advisory operating expenses in excess of an effective annual rate of .25%, a continuing obligation of the Fund's investment adviser, see the attached Prospectus for the Fund. The charges for the daily investment management fee and the annual non-advisory operating expenses are based on the hypothetical assumption that Policy values are allocated equally among the seven variable Subaccounts. The actual Portfolio charges and expenses associated with any Policy will vary depending upon the actual allocation of Policy values among Subaccounts.

  The tables reflect that no charge is currently made to the Account for Federal income taxes. However, John Hancock reserves the right to make such a charge in the future and any charge would require higher rates of investment return in order to produce the same Policy values. All of the tables do, however, reflect the imposition of a Federal DAC Tax charge in the amount of 1.25% of all premiums paid and a premium tax charge in the amount of 2.35% of all premiums paid.

  The tables assume that the Guaranteed Minimum Death Benefit has not been elected beyond the tenth Policy year and that no optional rider benefits have been elected.

  The second column of each table shows the amount to which the total premiums paid to the end of a Policy year during the premium paying period would accumulate if an amount equal to those premiums were invested to earn interest, after taxes, at 5% compounded annually.

  John Hancock will furnish upon request a comparable illustration reflecting the proposed insureds' ages, sexes, underwriting risk classifications and the Sum Insured at issue and Planned Premium amount requested, and assuming annual Planned Premiums.

PLAN: FLEXIBLE PREMIUM VARIABLE LIFE SURVIVORSHIP $500,000 SUM INSURED ($250,000
    BASIC SUM INSURED; $250,000 ADDITIONAL SUM INSURED) MALE, ISSUE AGE 55, NONSMOKER UNDERWRITING CLASS FEMALE, ISSUE AGE 50, NONSMOKER UNDERWRITING CLASS OPTION A DEATH BENEFIT NO GUARANTEED MINIMUM DEATH BENEFIT OPTION AFTER TENTH POLICY YEAR PLANNED PREMIUM: $8,156* USING CURRENT CHARGES



                                     Death Benefit                  Surrender Value
                             ------------------------------  ------------------------------
                                 Assuming hypothetical           Assuming hypothetical
End of    Planned Premiums       gross annual return of          gross annual return of
Policy     accumulated at    ------------------------------  ------------------------------
 Year    5% annual interest     0%        6%        12%         0%        6%         12%
-------  ------------------  --------  --------  ----------  --------  --------  ------------
   1          $  8,564       $500,000  $500,000  $  500,000  $  5,359  $  5,707   $    6,055
   2            17,556        500,000   500,000     500,000    11,209    12,272       13,378
   3            26,998        500,000   500,000     500,000    16,932    19,088       21,418
   4            36,912        500,000   500,000     500,000    22,638    26,278       30,364
   5            47,322        500,000   500,000     500,000    28,199    33,725       40,176
   6            58,252        500,000   500,000     500,000    34,469    42,329       51,865
   7            69,728        500,000   500,000     500,000    40,642    51,314       64,769
   8            81,779        500,000   500,000     500,000    46,717    60,694       79,010
   9            94,432        500,000   500,000     500,000    52,692    70,485       94,729
  10           107,717        500,000   500,000     500,000    58,562    80,701      112,076
  11           121,667        500,000   500,000     500,000    64,711    91,763      131,642
  12           136,314        500,000   500,000     500,000    70,726   103,282      153,219
  13           151,694        500,000   500,000     500,000    76,595   115,268      177,012
  14           167,843        500,000   500,000     500,000    82,307   127,734      203,250
  15           184,799        500,000   500,000     500,000    87,851   140,692      232,191
  16           202,603        500,000   500,000     507,538    93,213   154,155      264,113
  17           221,297        500,000   500,000     556,553    98,362   168,122      299,244
  18           240,926        500,000   500,000     608,630   103,272   182,603      337,872
  19           261,536        500,000   500,000     664,091   107,919   197,609      380,324
  20           283,177        500,000   500,000     723,258   112,274   213,153      426,956
  25           408,735        500,000   500,000   1,090,951   129,281   300,920      738,769
  30           568,983        500,000   536,707   1,622,147   128,576   405,324    1,225,053
  35           773,504        500,000   637,519   2,392,922    86,226   522,441    1,960,979



*The illustrations assume that Planned Premiums equal to the Target Premium are paid at the start of each Policy Year. The Death Benefit and Surrender Value will differ if premiums are paid in different amounts or frequencies, if policy loans are taken, or if Guaranteed Minimum Death Benefit after the tenth Policy Year, or optional rider benefits are elected.

IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RETURNS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY THE OWNER. THE DEATH BENEFIT AND SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS RATES OF INVESTMENT RETURN AVERAGE 0%, 6%, OR 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATE ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

PLAN: FLEXIBLE PREMIUM VARIABLE LIFE SURVIVORSHIP $500,000 SUM INSURED ($250,000
    BASIC SUM INSURED; $250,000 ADDITIONAL SUM INSURED) MALE, ISSUE AGE 55, NONSMOKER UNDERWRITING CLASS FEMALE, ISSUE AGE 50, NONSMOKER UNDERWRITING CLASS OPTION B DEATH BENEFIT NO GUARANTEED MINIMUM DEATH BENEFIT OPTION AFTER TENTH POLICY YEAR PLANNED PREMIUM: $8,156* USING CURRENT CHARGES



                                     Death Benefit                  Surrender Value
                             ------------------------------  ------------------------------
                                 Assuming Hypothetical           Assuming Hypothetical
End of    Planned Premiums       Gross Annual Return of          Gross Annual Return of
Policy     Accumulated at    ------------------------------  ------------------------------
 Year    5% Annual Interest     0%        6%        12%         0%        6%         12%
-------  ------------------  --------  --------  ----------  --------  --------  ------------
   1          $  8,564       $505,359  $505,707  $  506,055  $  5,359  $  5,707   $    6,055
   2            17,556        511,207   512,271     513,377    11,207    12,271       13,377
   3            26,998        516,927   519,082     521,411    16,927    19,082       21,411
   4            36,912        522,626   526,263     530,347    22,626    26,263       30,347
   5            47,322        528,173   533,694     540,138    28,173    33,694       40,138
   6            58,252        534,421   542,269     551,790    34,421    42,269       51,790
   7            69,728        540,569   551,217     564,643    40,569    51,217       64,643
   8            81,779        546,612   560,551     578,816    46,612    60,551       78,816
   9            94,432        552,549   570,283     594,444    52,549    70,283       94,444
  10           107,717        558,374   580,425     611,672    58,374    80,425      111,672
  11           121,667        564,473   591,400     631,090    64,473    91,400      131,090
  12           136,314        570,425   602,806     652,466    70,425   102,806      152,466
  13           151,694        576,214   614,645     675,987    76,214   114,645      175,987
  14           167,843        581,826   626,919     701,857    81,826   126,919      201,857
  15           184,799        587,243   639,626     730,300    87,243   139,626      230,300
  16           202,603        592,445   652,763     761,560    92,445   152,763      261,560
  17           221,297        597,390   666,301     795,882    97,390   166,301      295,882
  18           240,926        602,042   680,220     833,543   102,042   180,220      333,544
  19           261,536        606,363   694,491     874,848   106,363   194,491      374,848
  20           283,177        610,311   709,085     920,126   110,311   209,085      420,126
  25           408,735        623,330   786,092   1,220,927   123,330   286,092      720,927
  30           568,983        612,436   855,864   1,684,888   112,436   355,864    1,184,888
  35           773,504        550,594   883,845   2,379,281    50,594   383,845    1,879,281



*The illustrations assume that Planned Premiums equal to the Target Premium are paid at the start of each Policy Year. The Death Benefit and Surrender Value will differ if premiums are paid in different amounts or frequencies, if policy loans are taken, or if Guaranteed Minimum Death Benefit after the tenth Policy Year, or optional rider benefits are elected.

IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RETURNS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY THE OWNER. THE DEATH BENEFIT AND SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS RATES OF INVESTMENT RETURN AVERAGE 0%, 6%, OR 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATE ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

PLAN: FLEXIBLE PREMIUM VARIABLE LIFE SURVIVORSHIP $500,000 SUM INSURED ($250,000
    BASIC SUM INSURED; $250,000 ADDITIONAL SUM INSURED) MALE, ISSUE AGE 55, NONSMOKER UNDERWRITING CLASS FEMALE, ISSUE AGE 50, NONSMOKER UNDERWRITING CLASS OPTION A DEATH BENEFIT NO GUARANTEED MINIMUM DEATH BENEFIT OPTION AFTER TENTH POLICY YEAR PLANNED PREMIUM: $8-156* USING MAXIMUM CHARGES



                                     Death Benefit                  Surrender Value
                             ------------------------------  -----------------------------
                                 Assuming hypothetical           Assuming hypothetical
End of    Planned Premiums       gross annual return of          gross annual return of
Policy     accumulated at    ------------------------------  -----------------------------
 Year    5% annual interest     0%        6%        12%        0%        6%         12%
-------  ------------------  --------  --------  ----------  -------  --------  ------------
   1          $  8,564       $500,000  $500,000  $  500,000  $ 5,194  $  5,537   $    5,879
   2            17,556        500,000   500,000     500,000   10,866    11,906       12,988
   3            26,998        500,000   500,000     500,000   16,398    18,499       20,769
   4            36,912        500,000   500,000     500,000   21,901    25,436       29,406
   5            47,322        500,000   500,000     500,000   27,245    32,599       38,850
   6            58,252        500,000   500,000     500,000   33,282    40,879       50,098
   7            69,728        500,000   500,000     500,000   39,125    49,417       62,393
   8            81,779        500,000   500,000     500,000   44,760    58,207       75,829
   9            94,432        500,000   500,000     500,000   50,173    67,246       90,511
  10           107,717        500,000   500,000     500,000   55,346    76,524      106,551
  11           121,667        500,000   500,000     500,000   60,518    86,307      124,367
  12           136,314        500,000   500,000     500,000   65,396    96,314      143,834
  13           151,694        500,000   500,000     500,000   69,945   106,525      165,108
  14           167,843        500,000   500,000     500,000   74,120   116,910      188,362
  15           184,799        500,000   500,000     500,000   77,868   127,433      213,792
  16           202,603        500,000   500,000     500,000   81,130   138,058      241,632
  17           221,297        500,000   500,000     506,063   83,816   148,721      272,097
  18           240,926        500,000   500,000     549,825   85,899   159,421      305,227
  19           261,536        500,000   500,000     595,682   87,278   170,097      341,147
  20           283,177        500,000   500,000     643,777   87,857   180,698      380,037
  25           408,735        500,000   500,000     923,674   73,575   230,291      625,492
  30           568,983        500,000   500,000   1,285,458    3,129   263,288      970,784
  35           773,504             **   500,000   1,757,533       **   253,486    1,440,283



 *The illustrations assume that Planned Premiums equal to the Target Premium are paid at the start of each Policy Year. The Death Benefit and Surrender Value will differ if premiums are paid in different amounts or frequencies, if policy loans are taken, or if Guaranteed Minimum Death Benefit after the tenth Policy Year, or optional rider benefits are elected.
** Policy lapses unless additional premium payments are made.

IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RETURNS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY THE OWNER. THE DEATH BENEFIT AND SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS RATES OF INVESTMENT RETURN AVERAGE 0%, 6%, OR 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATE ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

PLAN: FLEXIBLE PREMIUM VARIABLE LIFE SURVIVORSHIP $500,000 SUM INSURED ($250,000
    BASIC SUM INSURED; $250,000 ADDITIONAL SUM INSURED) MALE, ISSUE AGE 55, NONSMOKER UNDERWRITING CLASS FEMALE, ISSUE AGE 50, NONSMOKER UNDERWRITING CLASS OPTION B DEATH BENEFIT NO GUARANTEED MINIMUM DEATH BENEFIT OPTION AFTER TENTH POLICY YEAR PLANNED PREMIUM: $8,156* USING MAXIMUM CHARGES



                                     Death Benefit                  Surrender Value
                             ------------------------------  -----------------------------
                                 Assuming hypothetical           Assuming hypothetical
End of    Planned Premiums       gross annual return of          gross annual return of
Policy     accumulated at    ------------------------------  -----------------------------
 Year    5% annual interest     0%        6%        12%        0%        6%         12%
-------  ------------------  --------  --------  ----------  -------  --------  ------------
   1          $  8,564       $505,194  $505,536  $  505,879  $ 5,194  $  5,536   $    5,879
   2            17,556        510,865   511,905     512,986   10,865    11,905       12,986
   3            26,998        516,393   518,493     520,763   16,393    18,493       20,763
   4            36,912        521,889   525,422     529,390   21,889    25,422       29,390
   5            47,322        527,220   532,569     538,813   27,220    32,569       38,813
   6            58,252        533,236   540,821     550,025   33,236    40,821       50,025
   7            69,728        539,046   549,314     562,259   39,046    49,314       62,259
   8            81,779        544,632   558,035     575,597   44,632    58,035       75,597
   9            94,432        549,976   566,970     590,127   49,976    66,970       90,127
  10           107,717        555,054   576,100     605,939   55,054    76,100      105,939
  11           121,667        560,096   585,674     623,418   60,096    85,674      123,418
  12           136,314        564,802   595,393     642,399   64,802    95,393      142,399
  13           151,694        569,127   605,209     662,977   69,127   105,209      162,977
  14           167,843        573,010   615,059     685,246   73,010   115,059      185,246
  15           184,799        576,384   624,867     709,295   76,384   124,867      209,295
  16           202,603        579,175   634,544     735,217   79,175   134,544      235,217
  17           221,297        581,265   643,954     763,066   81,265   143,954      263,066
  18           240,926        582,623   653,042     792,990   82,623   153,042      292,990
  19           261,536        583,121   661,650     825,053   83,121   161,650      325,053
  20           283,177        582,649   669,627     859,334   82,649   169,627      359,334
  25           408,735        560,153   692,423   1,065,509   60,153   192,423      565,509
  30           568,983             **   653,945   1,323,300       **   153,945      823,300
  35           773,504             **        **   1,608,674       **        **    1,108,674



 *The illustrations assume that Planned Premiums equal to the Target Premium are paid at the start of each Policy Year. The Death Benefit and Surrender Value will differ if premiums are paid in different amounts or frequencies, if policy loans are taken, or if Guaranteed Minimum Death Benefit after the tenth Policy Year, or optional rider benefits are elected.
** Policy lapses unless additional premium payments are made.

IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RETURNS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY THE OWNER. THE DEATH BENEFIT AND SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS RATES OF INVESTMENT RETURN AVERAGE 0%, 6%, OR 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATE ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

[LOGO OF JOHN HANCOCK APPEARS HERE]




   POLICIES ISSUED BY JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY JOHN HANCOCK
                       PLACE, BOSTON, MASSACHUSETTS 02117

S8143 NY 5/98

                                                     John Hancock Mutual Life
                                                         Insurance Company
                                                               (John Hancock)


[LOGO OF JOHN HANCOCK MUTUAL LIFE APPEARS HERE]

          FLEXIBLE PREMIUM VARIABLE LIFE SURVIVORSHIP INSURANCE POLICY
             JOHN HANCOCK MUTUAL VARIABLE LIFE INSURANCE ACCOUNT UV

                              John Hancock Place
                          Boston, Massachusetts 02117

                        JOHN HANCOCK SERVICING OFFICE:
                                 P.O. Box 111
                          Boston, Massachusetts 02117

                  TELEPHONE 1-800-REAL LIFE (1-800-732-5543)
                               FAX 617-572-5410


                           PROSPECTUS MAY 1, 1998

  The flexible premium variable life survivorship policy ("Policy") described in this Prospectus can be funded, at the discretion of the Owner, by any of the variable subaccounts of John Hancock Mutual Variable Life Insurance Account UV (the "Account"), by a fixed subaccount (the "Fixed Account"), or by any combination of the Fixed Account and the variable subaccounts (collectively, the "Subaccounts"). The assets of each variable Subaccount will be invested in a corresponding investment portfolio ("Portfolio") of John Hancock Variable Series Trust I, a "series" type mutual fund advised by John Hancock Mutual Life Insurance Company ("John Hancock") or of M Funds, Inc., a "series" type mutual fund advised by M Financial Investment Advisers, Inc. (collectively, the "Funds"). The assets of the Fixed Account will be invested in John Hancock's general account.

  The Prospectuses for the Funds, which are attached to this Prospectus, describe the investment objectives, policies and risks of investing in the Portfolios of the Funds: Managed, Growth & Income, Equity Index, Large Cap Value, Large Cap Growth, Mid Cap Value, Mid Cap Growth, Diversified Mid Cap Growth (formerly, Special Opportunities), Real Estate Equity, Small/Mid Cap CORE, Small Cap Value, Small Cap Growth, Global Equity, International Balanced, International Equity Index (formerly, International Equities), International Opportunities, Emerging Markets Equity, Short-Term Bond (formerly, Short-Term U.S. Government), Bond Index, Sovereign Bond, Strategic Bond, High Yield Bond, Money Market, Edinburgh Overseas Equity, Turner Core Growth, Frontier Capital Appreciation, and Enhanced U.S. Equity. Other variable Subaccounts and Portfolios may be added in the future.

  Replacing existing insurance with a Policy described in this Prospectus may not be to your advantage.

  THIS PROSPECTUS SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE. IT IS NOT
          VALID UNLESS ATTACHED TO CURRENT PROSPECTUSES FOR THE FUNDS.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                               TABLE OF CONTENTS

                                                                          Page
SUMMARY  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      1
JOHN HANCOCK . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      7
THE ACCOUNT AND SERIES FUNDS . . . . . . . . . . . . . . . . . . . . .      7
  The Account  . . . . . . . . . . . . . . . . . . . . . . . . . . . .      7
  Series Funds . . . . . . . . . . . . . . . . . . . . . . . . . . . .      8
THE FIXED ACCOUNT  . . . . . . . . . . . . . . . . . . . . . . . . . .     11
POLICY PROVISIONS AND BENEFITS . . . . . . . . . . . . . . . . . . . .     11
  Requirements for Issuance of Policy  . . . . . . . . . . . . . . . .     11
  Premiums . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     12
  Account Value and Surrender Value  . . . . . . . . . . . . . . . . .     14
  Policy Split Option  . . . . . . . . . . . . . . . . . . . . . . . .     15
  Death Benefits . . . . . . . . . . . . . . . . . . . . . . . . . . .     15
  Transfers Among Subaccounts  . . . . . . . . . . . . . . . . . . . .     17
  Telephone Transfers and Policy Loans . . . . . . . . . . . . . . . .     17
  Loan Provisions and Indebtedness . . . . . . . . . . . . . . . . . .     18
  Default  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     19
  Exchange Privilege . . . . . . . . . . . . . . . . . . . . . . . . .     19
CHARGES AND EXPENSES . . . . . . . . . . . . . . . . . . . . . . . . .     20
  Charges Deducted from Premiums . . . . . . . . . . . . . . . . . . .     20
  Sales Charge . . . . . . . . . . . . . . . . . . . . . . . . . . . .     20
  Reduced Charges for Eligible Groups  . . . . . . . . . . . . . . . .     21
  Charges Deducted from Account Value or Assets  . . . . . . . . . . .     21
  Guarantee of Premiums and Certain Charges  . . . . . . . . . . . . .     23
DISTRIBUTION OF POLICIES . . . . . . . . . . . . . . . . . . . . . . .     24
TAX CONSIDERATIONS . . . . . . . . . . . . . . . . . . . . . . . . . .     25
  Policy Proceeds  . . . . . . . . . . . . . . . . . . . . . . . . . .     25
  Charge for John Hancock's Taxes  . . . . . . . . . . . . . . . . . .     26
  Policy Split Option  . . . . . . . . . . . . . . . . . . . . . . . .     26
BOARD OF DIRECTORS AND EXECUTIVE OFFICERS OF JOHN HANCOCK  . . . . . .     27
REPORTS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     28
VOTING PRIVILEGES  . . . . . . . . . . . . . . . . . . . . . . . . . .     28
CHANGES THAT JOHN HANCOCK CAN MAKE . . . . . . . . . . . . . . . . . .     29
STATE REGULATION . . . . . . . . . . . . . . . . . . . . . . . . . . .     29
LEGAL MATTERS  . . . . . . . . . . . . . . . . . . . . . . . . . . . .     30
REGISTRATION STATEMENT . . . . . . . . . . . . . . . . . . . . . . . .     30
EXPERTS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     30
FINANCIAL STATEMENTS . . . . . . . . . . . . . . . . . . . . . . . . .     30
APPENDIX--OTHER POLICY PROVISIONS  . . . . . . . . . . . . . . . . . .    A-1
  Settlement Provisions  . . . . . . . . . . . . . . . . . . . . . . .    A-1
  Additional Insurance Benefits  . . . . . . . . . . . . . . . . . . .    A-1
  General Provisions . . . . . . . . . . . . . . . . . . . . . . . . .    A-1
APPENDIX--ILLUSTRATION OF DEATH BENEFITS, SURRENDER VALUES AND
 ACCUMULATED PREMIUMS  . . . . . . . . . . . . . . . . . . . . . . . .    A-3

THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY OTHER JURISDICTION THE POLICY DESCRIBED HEREIN IS AVAILABLE ONLY IN NEW YORK. NO PERSON IS AUTHORIZED TO MAKE ANY REPRESENTATIONS IN CONNECTION WITH THIS OFFERING OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS.

                       INDEX OF DEFINED WORDS AND PHRASES

  Below are listed certain words and phrases used in this Prospectus, together with identification of the page on which each is defined or explained:


                                                                         Page
Account  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      7
Account Value  . . . . . . . . . . . . . . . . . . . . . . . . . . .      1
Additional Sum Insured . . . . . . . . . . . . . . . . . . . . . . .     16
Age  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    A-2
Basic Sum Insured. . . . . . . . . . . . . . . . . . . . . . . . . .      1
DAC Tax  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     20
Death Benefit  . . . . . . . . . . . . . . . . . . . . . . . . . . .     15
Fixed Account  . . . . . . . . . . . . . . . . . . . . . . . . . . .     11
Fund  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . Front Cover
Grace Period . . . . . . . . . . . . . . . . . . . . . . . . . . . .     19
Guaranteed Minimum Death Benefit . . . . . . . . . . . . . . . . . .     16
Guaranteed Minimum Death Benefit Premium . . . . . . . . . . . . . .     12
Indebtedness . . . . . . . . . . . . . . . . . . . . . . . . . . . .     18
Investment Rule  . . . . . . . . . . . . . . . . . . . . . . . . . .     13
Loan Assets  . . . . . . . . . . . . . . . . . . . . . . . . . . . .     18
Minimum First Premium  . . . . . . . . . . . . . . . . . . . . . . .     12
Planned Premium  . . . . . . . . . . . . . . . . . . . . . . . . . .     12
Policy Anniversary . . . . . . . . . . . . . . . . . . . . . . . . .    A-2
Portfolio . . . . . . . . . . . . . . . . . . . . . . . . . . . Front Cover
Servicing Office  . . . . . . . . . . . . . . . . . . . . . . . Front Cover
Subaccount  . . . . . . . . . . . . . . . . . . . . . . . . . . Front Cover
Surrender Value  . . . . . . . . . . . . . . . . . . . . . . . . . .     14
Target Premium . . . . . . . . . . . . . . . . . . . . . . . . . . .     20
Total Sum Insured  . . . . . . . . . . . . . . . . . . . . . . . . .     16
Valuation Date . . . . . . . . . . . . . . . . . . . . . . . . . . .     10
Valuation Period . . . . . . . . . . . . . . . . . . . . . . . . . .     10
Variable Subaccounts . . . . . . . . . . . . . . . . . . . . . . . .      2
7-Pay Limit  . . . . . . . . . . . . . . . . . . . . . . . . . . . .     13

                                    SUMMARY

WHAT IS THE VARIABLE LIFE POLICY BEING OFFERED?

  John Hancock issues variable life insurance policies. The Policies described in this Prospectus provide life insurance coverage on two insureds, with a death benefit payable only when the last surviving insured dies. The Policies also provide for premium flexibility. John Hancock issues other variable life insurance policies. These other policies are funded by the Account and use the same underlying Fund, but are offered by means of other Prospectuses.

  As explained below, the death benefit and Surrender Value under the Policy may increase or decrease daily. The Policies differ from ordinary fixed-benefit life insurance in the way they work. However, the Policies are like fixed-benefit survivorship life insurance in providing lifetime protection against economic loss resulting from the death of the second of two persons insured. The Policies are primarily insurance and not investments.

  The Policies work generally as follows. A premium payment is periodically made to John Hancock. John Hancock takes from each premium an amount for processing expenses, taxes, and sales expenses. John Hancock then places the rest of the premium into the Subaccounts as directed by the owner of the Policy (the "Owner"). The assets allocated to each variable Subaccount are invested in shares of the corresponding Portfolio of the Funds. The currently available Portfolios are identified on the cover of this Prospectus. The assets allocated to the Fixed Account are invested in the general account of John Hancock. During the year, John Hancock takes charges from each Subaccount and credits or charges each Subaccount with its respective investment performance. The insurance charge, which is deducted from the invested assets attributable to each Policy ("Account Value"), varies monthly with the then attained age of the insureds and with the amount of insurance provided at the start of each month.

  The Policy provides for payment of death benefit proceeds when the last surviving insured dies. The death benefit proceeds will equal the death benefit, plus any additional benefit included by rider and then due, minus any Indebtedness. The death benefit under Option A equals the Total Sum Insured less any withdrawals that the Owner has made. The death benefit under Option B equals the Total Sum Insured plus the Policy Account Value on the date of death of the last surviving insured. Under Option A, the Owner may also elect an Extra Death Benefit feature that may result in a higher death benefit in some cases. The Policy also increases the death benefit if necessary to ensure that the Policy will continue to qualify as life insurance under the Federal tax laws.

  Within limits prescribed by John Hancock, the Owner may also elect whether to purchase the coverage as part of the "Basic Sum Insured" or as an "Additional Sum Insured." The Basic Sum Insured will not lapse during the first ten Policy years, so long as (1) specified Guaranteed Minimum Death Benefit Premiums have been paid, and (2) the Additional Sum Insured is not scheduled to exceed the Basic Sum Insured at any time. The Owner may elect for this Guaranteed Minimum Death Benefit feature to extend beyond ten years. The Additional Sum Insured is subject to lapse, but has certain cost and other advantages.

  The initial Account Value is the amount of the premium that John Hancock credits to the Policy, after deduction of the initial charges. The Account Value increases or decreases daily depending on the investment experience of the Subaccounts to which the amounts are allocated at the direction of the Owner. John Hancock does not guarantee a minimum amount of Account Value. The Owner bears the investment risk for that portion of the Account Value allocated to the variable Subaccounts. The Owner may surrender a Policy at any time while either of the insureds is living. The Surrender Value is the Account Value less any Indebtedness. The Owner may also make partial withdrawals from a Policy, subject to certain restrictions and an administrative charge. If the Owner surrenders in the early Policy years, the amount of Surrender Value would be low (as compared with other investments without sales charges) and, consequently, the insurance protection provided prior to surrender would be costly.

  The minimum Total Sum Insured that may be bought at issue is $500,000. All persons insured must meet specified age limits and certain health and other criteria called "underwriting standards." The smoking status of the insureds is generally reflected in the insurance charges made. Policies issued under certain circumstances will not directly reflect the sexes of the insureds in either the premium rates or the charges and values under the Policy.

WHAT IS THE AMOUNT OF THE PREMIUMS?

  Premiums are flexible, and the Owner may choose the amount and frequency of premium payments, so long as each premium payment is at least $100 and meets certain other requirements.

  The minimum amount of premium required at the time of Policy issue is determined by John Hancock based on the characteristics of each insured, the Policy's Total Sum Insured at issue, and the Policy options selected by the Owner. Unless the Guaranteed Minimum Death Benefit is in effect, if the Policy Account Value at the beginning of any Policy month is insufficient to pay the monthly policy charges then due, John Hancock will estimate the amount of additional premiums necessary to keep the Policy in force for three months. The Owner will have a 61 day grace period to pay at least that amount or the Policy will lapse.

  At the time of Policy issue, the Owner may designate the amount and frequency of Planned Premium payments. The Owner may pay premiums other than the Planned Premium payments, subject to certain limitations.

  The Policy has a Guaranteed Minimum Death Benefit provision which guarantees that the basic Sum Insured will not lapse during the first ten Policy years if
(1) prescribed amounts of premiums have been paid, based on the characteristics of each insured and the amount of the Basic Sum Insured at issue and (2) any Additional Sum Insured is not scheduled to exceed the Basic Sum Insured at any time. The Owner may at the time of application elect for this feature to be extended beyond the first ten Policy years for an additional charge.

WHAT IS JOHN HANCOCK MUTUAL VARIABLE LIFE INSURANCE ACCOUNT UV?

  The Account is a separate investment account of John Hancock, operated as a unit investment trust, which supports benefits payable under the Policies. The Account is subdivided into a number of variable Subaccounts, each of which corresponds to one of the Portfolios of the Funds. The assets of each variable Subaccount within the Account are invested in a corresponding Portfolio of the Funds. The current Portfolios of the Funds are: Managed, Growth & Income, Equity Index, Large Cap Value, Large Cap Growth, Mid Cap Value, Mid Cap Growth, Diversified Mid Cap Growth, Real Estate Equity, Small/Mid Cap CORE, Small Cap Value, Small Cap Growth, Global Equity, International Balanced, International Equity Index, International Opportunities, Emerging Markets Equity, Short-Term Bond, Bond Index, Sovereign Bond, Strategic Bond, High Yield Bond, Money Market, Edinburgh Overseas Equity, Turner Core Growth, Frontier Capital Appreciation, and Enhanced U.S. Equity.

  The figures in the following chart are expressed as a percentage of each Portfolio's average daily net assets. The figures reflect the investment management fees currently payable and the 1997 other fund expenses allocated to John Hancock Variable Series Trust I (except that other fund expenses for the Small/Mid Cap CORE, Global Equity, Emerging Markets Equity, Bond Index, and High Yield Bond Portfolios are based upon estimates for the current fiscal year).

                                                                    Other
                                                                    Fund
                                     Other Fund      Total        Expenses
                                      Expenses       Fund          Absent
                        Management  After Expense  Operating       Expense
    Fund Name              Fee      Reimbursement  Expenses    Reimbursement/*/
    ---------           ----------  -------------  ---------   ----------------
Managed . . . . . . .     0.33%         0.04%        0.37%           N/A
Growth & Income . . .     0.25%         0.03%        0.28%           N/A
Equity Index. . . . .     0.15%         0.25%        0.40%          0.40%
Large Cap Value . . .     0.75%         0.25%        1.00%          0.31%
Large Cap Growth. . .     0.39%         0.05%        0.44%           N/A
Mid Cap Value . . . .     0.80%         0.25%        1.05%          0.34%
Mid Cap Growth. . . .     0.85%         0.25%        1.10%          0.57%
Diversified Mid Cap
 Growth . . . . . . .     0.75%         0.10%        0.85%           N/A
Real Estate Equity. .     0.60%         0.09%        0.69%           N/A
Small/Mid Cap CORE. .     0.80%         0.25%        1.05%           N/A
Small Cap Value . . .     0.80%         0.25%        1.05%          0.50%
Small Cap Growth. . .     0.75%         0.25%        1.00%          0.37%
Global Equity . . . .     0.90%         0.25%        1.15%           N/A
International Balanced    0.85%         0.25%        1.10%          0.71%
International Equity
 Index. . . . . . . .     0.18%         0.19%        0.37%           N/A
International
 Opportunities. . . .     0.97%         0.25%        1.22%          0.60%
Emerging Markets
 Equity . . . . . . .     1.30%         0.25%        1.55%           N/A
Short-Term Bond . . .     0.30%         0.21%        0.51%           N/A
Bond Index. . . . . .     0.15%         0.25%        0.40%           N/A
Sovereign Bond. . . .     0.25%         0.06%        0.31%           N/A
Strategic Bond. . . .     0.75%         0.25%        1.00%          0.57%
High Yield Bond . . .     0.65%         0.25%        0.90%           N/A
Money Market. . . . .     0.25%         0.08%        0.33%           N/A

---------

* John Hancock reimburses a Portfolio when the Portfolio's other fund expenses exceed 0.25% of the Portfolio's average daily net assets.

  M Fund, Inc., pays M Financial Investment Advisers, Inc., ("M Financial") a fee for providing investment management services to each of its Portfolios. M Fund, Inc., also pays for certain other fund expenses. The figures in the following chart are expressed as a percentage of each Portfolio's average daily net assets. The figures reflect the investment management fees currently payable and the 1997 other fund expenses allocated to the Fund.


                                         Other    Total Fund     Other Fund
                          Investment     Fund     Operating    Expenses Absent
Portfolio               Management Fee  Expenses   Expenses     Reimbursement*
---------               --------------  --------  ----------  -----------------
Edinburgh Overseas
 Equity . . . . . . .       1.05%        0.25%      1.30%           3.89%
Turner Core Growth  .       0.45%        0.25%      0.70%           5.72%
Frontier Capital
 Appreciation . . . .       0.90%        0.25%      1.15%           1.96%
Enhanced U.S. Equity        0.55%        0.25%      0.80%           4.87%

---------
 * M Financial reimburses a Portfolio when the Portfolio's Other Expenses exceed 0.25% of the Portfolio's average daily net assets.

   For a full description of the Funds, see the prospectuses for the Funds attached to this Prospectus.

WHAT ARE THE CHARGES MADE BY JOHN HANCOCK?

  Premium Processing Charge. A 1.25% charge deducted from each premium payment. This charge will be reduced for Policies with a Total Sum Insured at issue of more than $5,000,000, subject to a minimum charge of .50%.

  State Premium Tax Charge and Federal DAC Tax Charge. Charges deducted from each premium payment, currently 2.35% for state premium taxes and 1.25% as a Federal deferred acquisition cost or "DAC Tax" charge.

  Sales Charge. A charge deducted from each premium payment in the amount of 30% of premiums paid in the first Policy year up to the "target premium" and 3.5% of premiums paid during the first Policy year in excess of that target. The current sales charge in subsequent Policy years on premiums paid up to the target premium generally is: 15% of such premiums in each of years 2 through 5; 10% of such premiums in each of years 6 through 10; 3% of such premiums in years 11 through 20; and 0% of such premiums thereafter. The current sales charge in subsequent Policy years on premiums paid in excess of the target premium is:
3.5% of such excess premiums paid in years 2 through 10; 3% of such excess premiums paid in years 11 through 20; and 0% of such excess premiums paid thereafter. Subject to maximums set forth in the Policy, certain of these charges may be increased after the tenth Policy year.

  Issue Charge. A charge deducted monthly from Account Value in an amount equal to $55.55 for the first 5 Policy years, plus 2c per $1,000 of the Total Sum Insured at issue for the first 3 Policy years, except that the charge per $1,000 is guaranteed not to exceed $200 per month.

  Administrative Charge. A charge deducted monthly from Account Value in an amount equal to no more than $10 all Policy years plus 3c per $1,000 of the Total Sum Insured at issue (currently $7.50 for all Policy years, plus 1c per $1,000 of the Total Sum Insured at issue for the first 10 Policy years, except that the $7.50 charge currently is zero for any Policy with a Total Sum Insured at issue of at least $5,000,000).

  Insurance Charge. A charge based upon the amount for which John Hancock is at risk, considering the attained age and risk classification of each of the insureds and John Hancock's then current monthly insurance rates (never to exceed rates set forth in the Policy) deducted monthly from Account Value.

  Guaranteed Minimum Death Benefit Charge. If the Guaranteed Minimum Death Benefit option is elected beyond the first 10 Policy years, a maximum charge starting at the beginning of the eleventh Policy year not to exceed 3c per $1,000 (currently 1c per $1,000) of the Basic Sum Insured at issue, deducted monthly from Account Value.

  Charge for Mortality and Expense Risks. A charge deducted daily from the variable Subaccounts at a maximum effective annual rate of .90% of the assets of each variable Subaccount. The current charges are: for a Policy with a Sum Insured at issue of at least $500,000 but less than $5 million, .625% of assets; at least $5 million but less than $15 million, .575% of assets; and $15 million or more, .525% of assets.

  Charge for Extra Mortality Risks. An additional charge, depending upon the ages of the insureds and the degree of additional mortality risk, required if either of the insureds does not qualify for the standard underwriting class. This additional charge is deducted monthly from Account Value.

  Charge for Optional Rider Benefits. An additional charge required if the Owner elects to purchase any optional insurance benefits by rider. Any such additional charge may be deducted from premiums when paid or deducted monthly from Account Value.

  Charge for Partial Withdrawal. A charge of $20 made against Account Value at the time of withdrawal.

  See "Charges and Expenses" for a fuller description of the charges under the Policy.

IS THERE A CHARGE AGAINST THE ACCOUNT FOR FEDERAL INCOME TAX?

  Currently no charge is made against any Subaccount for Federal income taxes; but if John Hancock incurs, or expects to incur, income taxes attributable to any Subaccount or this class of Policies in future years, it reserves the right to make a charge. John Hancock expects that it will continue to be taxed as a life insurance company. See "Charge for John Hancock's Taxes."

WHAT IS THE RELATIONSHIP BETWEEN THE PREMIUM AND THE AMOUNT ALLOCATED TO THE SUBACCOUNTS?

  The initial net premium is allocated by John Hancock from its general account to the Money Market Subaccount on the date of issue of the Policy. The initial net premium is the gross Minimum First Premium, plus any additional amount of premium that has been paid prior to the date of issue, less the premium processing charge, and less the charges deducted for sales expenses, state premium taxes, and the Federal DAC Tax. These charges also apply to subsequent premium payments. Twenty days after the date of issue, the amount in the Money Market Subaccount is reallocated among the Subaccounts in accordance with the Owner's election. Net premiums derived from payments received after this reallocation date are allocated, generally on the date of receipt, to one or more of the Subaccounts as elected by the Owner.

HOW ARE AMOUNTS ALLOCATED TO EACH SUBACCOUNT?

  At issue and subsequently thereafter, the Owner will provide us with the rule ("Investment Rule") we will follow to invest net premiums or other amounts in any of the Subaccounts. The Owner may change the Investment Rule under which John Hancock will allocate amounts to Subaccounts. See "Premiums--Billing, Allocation of Premium Payments (Investment Rule)."

WHAT COMMISSIONS ARE PAID TO AGENTS?

  The Policies are sold through agents who are licensed by state authorities to sell John Hancock's insurance policies. Commissions payable to agents are described under "Distribution of Policies." Sales expenses in any year are not equal to the deduction for sales expenses in that year. Rather, total sales expenses under the Policies are intended to be recovered over the lifetimes of the insureds covered by the Policies.

WHAT IS THE DEATH BENEFIT?

  The death benefit proceeds, payable when the last insured dies, will equal the death benefit of the Policy, plus any additional rider benefits included and then due, minus any Indebtedness. The death benefit payable depends on the Policy's Total Sum Insured and the death benefit option selected by the Owner at the time the Policy is issued, as follows:

     OPTION A: The death benefit equals the Policy's current Total Sum Insured less any withdrawals of Account Value that the Owner has made. (The Sum Total Insured is the Basic Sum Insured plus the amount of any Additional Sum Insured.) If this option is elected, the Owner may also elect an optional Extra Death Benefit feature, under which the death benefit will increase if and when the Policy Account Value exceeds a certain predetermined amount.

     OPTION B: The death benefit is the Policy's current Total Sum Insured plus the Policy Account Value on the date of death of the last surviving insured, and varies in amount based on investment results.

  The death benefit of the Policy under either Option A or Option B will be increased if necessary to ensure that the Policy will continue to qualify as life insurance under the Federal tax law. See "Death Benefits" and "Tax Considerations."

  If the last surviving insured or the younger of two living insureds attains age 100, the Surrender Value otherwise payable on such date will become payable to the beneficiary instead of any death benefit.

  Under the Guaranteed Minimum Death Benefit provision, the Policy is guaranteed not to lapse during the first 10 Policy years, provided the amount of premiums paid, accumulated at 4% interest, minus any withdrawals, also accumulated at 4% interest, is at least equal to the Guaranteed Minimum Death Benefit Premiums, accumulated at 4% interest. For an additional charge, the Owner also may elect for this benefit to continue beyond the tenth Policy year. However, the Guaranteed Minimum Death Benefit will not apply to any Policy if the Additional Sum Insured is scheduled to exceed the Basic Sum Insured at any time. The Guaranteed Minimum Death Benefit feature applies only to the Basic Sum Insured and not to any amount of Additional Sum Insured.

HOW DOES THE ACCOUNT VALUE OF A POLICY VARY IN RELATION TO THE SUBACCOUNTS' INVESTMENT EXPERIENCE?

  In general, the Account Value for any day equals the Account Value for the previous day, increased by any net premium placed in the Subaccounts for the Policy, decreased by any charges made against the Account Value and by any partial withdrawal, and increased or decreased by the investment experience of the Subaccounts. No minimum Account Value for the Policy is guaranteed.

WHAT IS THE LOAN PROVISION AND HOW DOES A LOAN AFFECT THE DEATH BENEFIT, ACCOUNT VALUE AND SURRENDER VALUE?

  The Owner may obtain a Policy loan in the maximum amount of 90% of the Surrender Value. Interest charged on any loan will accrue and compound daily at an effective annual rate determined by John Hancock at the start of each Policy year. This interest rate will not exceed the greater of (1) the "Published Monthly Average" (see "Loan Provision and Indebtedness") for the calendar month ending two months before the calendar month of the Policy anniversary or (2) 5%. In jurisdictions where a fixed loan rate is applicable, John Hancock will charge interest at an effective annual rate of 5% in the first 20 Policy years and 4.5% thereafter, accrued and compound daily. A loan plus accrued interest ("Indebtedness") may be repaid at the discretion of the Owner in whole or in part in accordance with the terms of the Policy.

  While a loan is outstanding, the rate of interest credited to the Account Value because of the loan will usually be different than the net investment experience of the Subaccounts. Therefore, the Account Value, the Surrender Value and any death benefit above the current Total Sum Insured are permanently affected by any loan.

IS THERE A SHORT-TERM CANCELLATION RIGHT?

  The Owner may surrender a Policy by delivering or mailing it within 45 days after the date Part A of the application has been completed for both insureds, or within 10 days after receipt of the Policy by the Owner, or within 10 days after mailing by John Hancock of a Notice of Withdrawal Right, whichever is latest, to John Hancock's Servicing Office, or to the agent or agency office through which it was delivered. Coverage under the

Policy will be cancelled immediately as of the date of such mailing or delivery. Any premium paid on it will be refunded.

WHAT INVESTMENT TRANSFERS ARE ALLOWED AN OWNER?

  The Owner may transfer the Account Value among the variable Subaccounts or into the Fixed Account at any time. Transfers out of the Fixed Account, however, are subject to restrictions.

ARE THE BENEFITS UNDER A POLICY SUBJECT TO FEDERAL INCOME TAX?

  The benefits under Policies described in this Prospectus are expected to receive the same tax treatment under the Internal Revenue Code of 1986 as benefits under traditional fixed-benefit life insurance policies. Thus, death benefits payable under the Policies will not be included in the beneficiary's gross income. Also, the Owner is not taxed on interest and gains under the Policy unless and until values are actually received through withdrawal, surrender, or other distributions.

  Under Federal tax law, distributions from Policies on which premiums greater than a "7-pay" premium limit (as defined in the law) have been paid, will be subject to special taxation. See "Premiums--7-Pay Premium Limit" and "Policy Proceeds" for a discussion of how the "7-pay" premium limit may be exceeded under a Policy. A distribution on such a Policy (called a "modified endowment") will be taxed to the extent there is any income (gain) to the Owner and an additional penalty tax may be imposed on the taxable amount.

                                  JOHN HANCOCK

  John Hancock, a mutual life insurance company chartered in 1862 under Massachusetts law, is authorized to transact a life insurance and annuity business in Massachusetts and all other states. Its Home Office is at John Hancock Place, Boston, Massachusetts 02117. John Hancock's assets are approximately $59 billion.

                          THE ACCOUNT AND SERIES FUNDS

THE ACCOUNT

  The Account, a separate account established under Massachusetts law in 1993, meets the definition of "separate account" under the Federal securities laws and is registered as a unit investment trust under the Investment Company Act of 1940 ("1940 Act").

  The Account's assets are the property of John Hancock. Each Policy provides that the portion of the Account's assets equal to the reserves and other liabilities under the Policy shall not be chargeable with liabilities arising out of any other business John Hancock may conduct. In addition to the assets attributable to variable life policies, the Account's assets include assets derived from charges made by John Hancock. From time to time these additional assets may be transferred in cash by John Hancock to its general account. Before making any such transfer, John Hancock will consider any possible adverse impact the transfer might have on any Subaccount. Additional premiums are charged for Policies where the insured is classified as a substandard risk and a portion of these premiums is allocated to the Account.

  The Account is registered with the Securities and Exchange Commission (the "Commission") under the 1940 Act. Such registration does not involve supervision by the Commission of the management or policies of the Account or John Hancock.

  The assets in the variable Subaccounts are invested in the corresponding Portfolio of the Funds, but the assets of one variable Subaccount are not necessarily legally insulated from liabilities associated with another variable Subaccount. New variable Subaccounts may be added or existing variable Subaccounts may be deleted as new Portfolios are added to or deleted from the Funds and made available to Owners.

SERIES FUNDS

  Each Fund is a "series" type of mutual fund registered with the Commission under the 1940 Act as an open-end diversified management investment company. Each Fund serves as the investment medium for the Account and other unit investment trust separate accounts established for other variable life insurance policies and variable annuity contracts. (See the attached Fund Prospectuses for a description of a need to monitor for possible conflicts and other consequences.) A very brief summary of the investment objectives of each Portfolio is set forth below.

 Managed Portfolio

  The investment objective of this Portfolio is to achieve maximum long-term total return consistent with prudent investment risk. Investments will be made in common stocks, convertibles and other equity investments, in bonds and other fixed income securities and in money market instruments.

 Growth & Income Portfolio

  The investment objective of this Portfolio is to achieve intermediate and long-term growth of capital, with income as a secondary consideration. This objective will be pursued by investments principally in common stocks (and securities convertible into or with rights to purchase common stocks) of companies believed to offer growth potential over both the intermediate and the long term.

 Equity Index Portfolio

  The investment objective of this Portfolio is to provide investment results that correspond to the total return of the U.S. market as represented by the S&P 500 utilizing common stocks that are publicly traded in the United States.

 Large Cap Value Portfolio

  The investment objective of this Portfolio is to provide substantial dividend income, as well as long-term capital appreciation, through investments in the common stocks of established companies believed to offer favorable prospects for increasing dividends and capital appreciation.

 Large Cap Growth Portfolio

  The investment objective of this Portfolio is to achieve above-average capital appreciation through the ownership of common stocks (and securities convertible into with rights to purchase common stocks) of companies believed to offer above-average capital appreciation opportunities. Current income is not an objective of the Portfolio.

 Mid Cap Value Portfolio

  The investment objective of this Portfolio is to provide long-term growth of capital primarily through investment in the common stocks of medium capitalization companies believed to sell at a discount to their intrinsic value.

 Mid Cap Growth Portfolio

  The investment objective of this Portfolio is to provide long-term growth of capital through a non-diversified portfolio investing primarily in common stocks of medium capitalization companies.

 Diversified Mid Cap Growth Portfolio

  The investment objective of this Portfolio is to provide long-term growth of capital through a diversified portfolio investing primarily in common stocks of medium capitalization growth companies.

 Real Estate Equity Portfolio

  The investment objective of this Portfolio is to provide above-average income and long-term growth of capital by investment principally in equity securities of companies in the real estate and related industries.

 Small/Mid Cap CORE Portfolio

  The investment of this Portfolio is to achieve long-term growth of capital through a broadly diversified portfolio of equity securities of U.S. issuers which are included in the Russell 2500 Index at the time of investment.

 Small Cap Value Portfolio

  The investment objective of this Portfolio is to provide long-term growth of capital by investing in a well diversified portfolio of equity securities of small capitalization companies exhibiting value characteristics.

 Small Cap Growth Portfolio

  The investment objective of this Portfolio is to provide long-term growth of capital through a diversified portfolio investing primarily in common stocks of small capitalization emerging growth companies.

 Global Equity Portfolio

  The investment objective of this Portfolio is to achieve long-term growth of capital through a diversified portfolio of marketable securities, primarily equity securities, of both U.S. and foreign issuers.

 International Balanced Portfolio

  The investment objective of this Portfolio is to maximize total U.S. dollar return, consisting of capital appreciation and current income, through investment in non-U.S. equity and fixed income securities.

 International Equity Index Portfolio

  The investment objective of this Portfolio is to provide investment results that correspond to the total return of the major developed international (non-U.S.) equity markets, as represented by the MSCI AEFE GDP Index.

 International Opportunities Portfolio

  The investment objective of this Portfolio is to provide capital appreciation through investments in common stocks of primarily well-established, non-United States companies.

 Emerging Markets Equity Portfolio

  The investment objective of this Portfolio is to achieve capital appreciation by investing primarily in equity securities of companies in countries having economies and markets generally considered by the World Bank or the United Nations to be emerging or developing.

 Short-Term Bond Portfolio

  The investment objective of this Portfolio is to provide a high level of current income consistent with a low degree of share price fluctuation through investment primarily in a diversified portfolio of short- and intermediate-term investment-grade debt obligations.

 Bond Index Portfolio

  The investment objective of this Portfolio is to provide investment results that correspond to the total return and risk characteristics of the U.S. investment grade fixed income market, as represented by a Lehman Brothers bond index that tracks the performance of investment grade debt securities.

 Sovereign Bond Portfolio

  The investment objective of this Portfolio is to provide as high a level of long-term total rate of return as is consistent with prudent investment risk through investment primarily in a diversified portfolio of freely marketable debt securities.

 Strategic Bond Portfolio

  The investment objective of this Portfolio is to provide total return consistent with moderate risk of capital and maintenance of liquidity, through a portfolio of domestic and international fixed income securities.

 High Yield Bond Portfolio

  The investment objective of this Portfolio is to provide high current income and capital appreciation with capital preservation through investing primarily in high yield (below investment grade) debt securities.

 Money Market Portfolio

  The investment objective of this Portfolio is to provide maximum current income consistent with capital preservation and liquidity, through investment in high quality money market instruments.

  John Hancock acts as the investment manager for the Portfolios described above, and John Hancock's indirectly owned subsidiary, Independence Investment Associates, Inc., with its principal place of business at 53 State Street, Boston, MA 02109, provides sub-investment advice with respect to the Managed, Growth & Income, Large Cap Growth, Real Estate Equity, and Short-Term Bond Portfolios. Independence International Associates, Inc., a subsidiary of IIA located at the same address as IIA, is a sub-investment adviser to the International Equity Index Portfolio.

  Another indirectly owned subsidiary of John Hancock, John Hancock Advisers, Inc., located at 101 Huntington Avenue, Boston, MA 02199, provides sub-investment advice with respect to the Sovereign Bond, Diversified Mid Cap Growth, and Small Cap Growth Portfolios.

  T. Rowe Price Associates, Inc., located at 100 East Pratt St., Baltimore, MD 21202, provides sub-investment advice with respect to the Large Cap Value Portfolio and its subsidiary, Rowe Price-Fleming International, Inc., also located at 100 East Pratt St., Baltimore, MD 21202, provides sub-investment advice with respect to the International Opportunities Portfolio.

  State Street Bank & Trust, N.A., at Two International Place, Boston, MA 02110, is the sub-investment adviser to the Equity Index Portfolio. INVESCO Management & Research located at 101 Federal Street, Boston, MA 02110, is the sub-investment adviser to the Small Cap Value Portfolio. Janus Capital Corporation, with its principal place of business at 100 Filmore Street, Denver CO 80206, is the sub-investment adviser to the Mid Cap Growth Portfolio. Neuberger & Berman, LLC of 605 Third Avenue, New York, NY 10158, provides sub-investment advice to the Mid Cap Value Portfolio. J.P. Morgan Investment Management Inc., located at 522 Fifth Avenue, New York, NY 10036, provides sub-investment advice with respect to the Strategic Bond Portfolio and Brinson Partners, Inc., of 209 S. LaSalle Street, Chicago, IL 60604, does likewise with respect to the International Balanced Portfolio.

  Goldman Sachs & Company, located at One New York Plaza, New York, New York 10004, is sub-investment adviser to the Small/Mid Cap CORE Portfolio. Scudder Kemper Investments, Inc., located at 345 Park Avenue, New York, New York 10154, is the sub-investment adviser to the Global Equity Portfolio. Montgomery Asset Management, LLC, located at 101 California Street, San Francisco, California 94111, is the sub-investment adviser to the Emerging Markets Equity Portfolio. Mellon Bond Associates, located at One Mellon Bank Center, Suite 4135, Pittsburgh, Pennsylvania 15258, is the sub-investment adviser to the Bond Index Portfolio. Wellington Management Company, LLC, located at 75 State Street, Boston, Massachusetts 02109, is the sub-investment adviser to the High Yield Bond Portfolio.

  Edinburgh Overseas Equity Portfolio. The investment objective of this Portfolio is to provide long-term capital appreciation with reasonable investment risk through active management and investment in common stock and common stock equivalents of foreign issuers. Current income, if any, is incidental.

  Turner Core Growth Portfolio. The investment objective of this Portfolio is to seek long-term capital appreciation through a diversified portfolio of common stocks that show strong earnings potential with reasonable market prices.

  Frontier Capital Appreciation Portfolio. The investment objective of this Portfolio is to seek maximum capital appreciation through investment in common stock of companies of all sizes, with emphasis on stocks of small- to medium-capitalization companies. Importance is placed on growth and price appreciation, rather than income.

  Enhanced U.S. Equity Portfolio. The investment objective of this Portfolio is to provide above market total return through investment in common stock of companies perceived to provide a return higher than that of the S&P 500 at approximately the same level of investment risk as the S&P 500.

  M Financial Investment Advisers, Inc. acts as the investment manager for the three Portfolios described above. Edinburgh Fund Managers PLC provides sub-investment advice to the Edinburgh Overseas Equity Portfolio; Turner Investment Partners, Inc. provides sub-investment advice to the Turner Core Growth Portfolio; Frontier

Capital Management Company, Inc. provides sub-investment advice to the Frontier Capital Appreciation Portfolio; and Franklin Portfolio Associates Trust provides sub-investment advice to the Enhanced U.S. Equity Portfolio.

  John Hancock will purchase and redeem Fund shares for the Account at their net asset value without any sales or redemption charges. Shares of the Fund represent an interest in one of the Portfolios of the Fund which corresponds to a variable Subaccount of the Account. Any dividend or capital gains distributions received by the Account will be reinvested in Fund shares at their net asset value as of the dates paid.

  On each Valuation Date, shares of each Portfolio are purchased or redeemed by John Hancock for each variable Subaccount based on, among other things, the amount of net premiums allocated to the variable Subaccount, distributions reinvested, transfers to, from and among variable Subaccounts, all to be effected as of that date. Such purchases and redemptions are effected at the net asset value per Fund share for each Portfolio determined on that same Valuation Date. A Valuation Date is any date on which the New York Stock Exchange is open for trading and on which the Fund values its shares. A Valuation Period is that period of time from the beginning of the day following a Valuation Date to the end of the next following Valuation Date.

  A full description of each Fund, its investment objectives, policies and restrictions, its charges, expenses and all other aspects of its operation is contained in the attached prospectuses and the statement of additional information referred to therein, which should be read together with this Prospectus.

                               THE FIXED ACCOUNT

  An Owner may allocate premiums to the Fixed Account or transfer all or a part of the Account Value under a Policy to the Fixed Account. The amount so allocated or transferred will become a part of John Hancock's general account assets. John Hancock's general account consists of assets owned by John Hancock other than those in the Account and in other separate accounts that have been or may be established by John Hancock. Subject to applicable law, John Hancock has sole discretion over the investment of assets of the general account, and Owners do not share in the investment experience of those assets. Instead, John Hancock guarantees that the Account Value allocated to the Fixed Account will accrue interest daily at an effective annual rate of at least 4% without regard to the actual investment experience of the general account. Transfers from the Fixed Account are subject to certain limitations. See "Transfers Among Subaccounts."

  The Account Value in the Fixed Account is equal to the portion of the net premiums allocated to it, plus any amounts transferred to it and interest credited to it, minus any charges deducted from it or partial withdrawals or amounts transferred from it. John Hancock guarantees that interest credited to the Account Value in the Fixed Account will not be less than an effective annual rate of 4%. John Hancock may, in its sole discretion, credit higher rates although it is not obligated to do so. The Owner assumes the risk that interest credited will not exceed 4% per year. Upon request and in the annual statement, John Hancock will inform Owners of the then-applicable rates. The rate of interest declared with respect to any amount in the Fixed Account may depend on when that amount was first allocated to the Fixed Account.

  Because of exemptive and exclusionary provisions, interests in John Hancock's general account have not been registered under the Securities Act of 1933 and the general account has not been registered as an investment company under the 1940 Act. Accordingly, neither the general account nor any interests therein are subject to the provisions of these Acts, and John Hancock has been advised that the staff of the Securities and Exchange Commission has not reviewed the disclosure in this Prospectus relating to the Fixed Account. Disclosure regarding the Fixed Account may, however, be subject to certain generally-applicable provisions of the Federal securities laws relating to accuracy and completeness of statements made in prospectuses.

                        POLICY PROVISIONS AND BENEFITS

REQUIREMENTS FOR ISSUANCE OF POLICY

  The Policy is generally available with a minimum Total Sum Insured at issue of $500,000 and a minimum Basic Sum Insured of $250,000. At the time of issue, each insured must be age 20 through 80. All persons insured must meet certain health and other criteria called "underwriting standards." The smoking status of each insured is reflected in the insurance charges made. Amounts of coverage that John Hancock will accept under the Policies may be limited by John Hancock's underwriting and reinsurance procedures as in effect from time to time.

  Policies issued under certain circumstances will not directly reflect the sexes of the insureds in either the premium rates or the charges or values under the Policy. Accordingly, the illustrations set forth in this Prospectus are sex distinct and, therefore, do not reflect the sex-neutral rates, charges, or values that would apply to such Policies.

PREMIUMS

  Payment Flexibility. Premiums are flexible. The Owner may choose the amount and frequency of premium payments, so long as each premium payment is at least $100 and meets the other requirements described below.

  Minimum First Premium. The amount of premium required at the time of issue is determined by John Hancock, and depends on the age, sex, smoking status, and underwriting class of each of the insureds at issue, the Total Policy's Sum Insured at issue, and any additional benefits selected. The Minimum First Premium must be received by John Hancock at its Servicing Office in order for the Policy to be in full force and effect. See "Death Benefits." There is no grace period for the payment of the Minimum First Premium.

  Minimum Premiums. If the Policy's Surrender Value at the beginning of any Policy month is insufficient to pay the monthly Policy charges then due, John Hancock will notify the Owner and the Policy will enter a grace period, unless the Guaranteed Minimum Death Benefit is in effect. If premiums sufficient to pay at least three months estimated charges are not paid by the end of the grace period, the Policy will lapse. See "Default."

  Planned Premium Schedule. At the time of issue, the Owner may designate a Planned Premium schedule for the amount and frequency of premium payments. John Hancock will send billing statements for the amount chosen, at the frequency chosen. The Owner may change the Planned Premium after issue. The Owner may also pay a premium in excess of the Planned Premium, subject to the limitations described below. At the time of Policy issuance, John Hancock will determine whether the Planned Premium schedule will exceed the 7-Pay limit discussed below. If so, John Hancock's standard procedures prohibit issuance of the Policy unless the Owner signs a form acknowledging that fact.

  Other Premium Limitations. Federal tax law requires a minimum death benefit in relation to Account Value. See "Death Benefits--Definition of Life Insurance." The death benefit of the Policy will be increased if necessary to ensure that the Policy will continue to satisfy this requirement. Also, as described under "Death Benefits--Optional Extra Death Benefit Feature," the Optional Extra Death Benefit feature may result in a death benefit under Option A that is higher than the Total Sum Insured. If the payment of a given premium will cause the Policy Account Value to increase to such an extent that an increase in death benefit is necessary either to satisfy federal tax law requirements or because of the way the Optional Extra Death Benefit feature operates, John Hancock has the right to not accept the excess portion of that premium payment, or to require evidence of insurability before that portion is accepted. In no event, however, will John Hancock refuse to accept any premium necessary to maintain the Guaranteed Minimum Death Benefit in effect under a Policy.

  Whether or not the Guaranteed Minimum Death Benefit is in effect, John Hancock also reserves the right to limit premium payments above the amount of the cumulative Guaranteed Minimum Death Benefit Premiums. John Hancock will not, however, refuse to accept any premium payment that is required to keep the Policy from lapsing.

  Guaranteed Minimum Death Benefit Premiums. A Guaranteed Minimum Death Benefit feature may apply during the first ten Policy years and, if the Owner has elected, thereafter. See "Death Benefits." The Guaranteed Minimum Death Benefit Premiums required to maintain this benefit in force depend on the issue age, sex, smoking status, and underwriting class of each of the insureds at issue and the Basic Sum Insured at issue. This premium will be higher than the Minimum First Premium and is 85% of the target premium (discussed under "Sales Charge"). To keep the Guaranteed Minimum Death Benefit in effect, the amount of actual premiums paid, accumulated at 4% interest, minus any withdrawals, also accumulated at 4% interest, must at each Policy anniversary be at least equal to the Guaranteed Minimum Death Benefit Premiums due to date accumulated at 4% interest. If this test is not satisfied on any Policy anniversary, a 61-day grace period will commence as of that anniversary and John Hancock will notify the Owner of the shortfall. This notice will be mailed to the Owner's last-known address at least 31 days prior to the end of the grace period. If John Hancock does not receive payment for the amount of the deficiency by the end of the grace period, the Guaranteed Minimum Death Benefit feature will lapse unless and until restored as described under "Default--Reinstatement." The Guaranteed Minimum Death Benefit will not apply if the Additional Sum Insured is scheduled to exceed the Basic Sum Insured at any time.

  Billing, Allocation of Premium Payments (Investment Rule). The Owner may at any time elect to be billed by John Hancock for an amount of premium other than the Guaranteed Minimum Death Benefit Premium. The Owner may also elect to be billed for premiums on an annual, semi-annual or quarterly basis. An automatic check-writing ("premiumatic") program may be available to an Owner interested in making monthly premium payments. All premiums are payable at John Hancock's Servicing Office.

  Any premium payment will be processed by John Hancock as of the end of the Valuation Period in which it is received, unless one of the three exceptions noted below is applicable. Each premium payment will be reduced by the premium processing charge, the state premium tax charge, the sales charge, and the Federal DAC Tax charge. See "Charges and Expenses." The remainder is the net premium.

  The Owner at the time of application must elect an Investment Rule which will allocate net premiums and any credits to any of the Subaccounts. The Owner must select allocation percentages in whole numbers, and the total allocated must equal 100%. The Owner may thereafter change the Investment Rule prospectively at any time. The change will be effective as to any net premiums and credits applied after receipt at John Hancock's Servicing Office of notice satisfactory to John Hancock. Notwithstanding the Investment Rule, any net premium (or portion thereof) credited to Account Value as of a date prior to the end of the Valuation Period (or as of the premium's date of receipt, if later) that includes the 20th day following the date of issue will automatically be allocated to the Money Market Subaccount. At the end of that Valuation Period, the Policy's Account Value will be reallocated automatically among the Subaccounts in accordance with the Investment Rule chosen by the Owner.

  There are three exceptions to the normal practice of processing a premium payment as of the end of the Valuation Period in which it is received:

     (1) A payment received prior to a Policy's date of issue will be processed as if received on the Valuation Date immediately preceding the date of issue.

     (2) If the Minimum First Premium is not received prior to the date of issue, each payment received thereafter will be processed as if received on the Valuation Date immediately preceding the date of issue until all of the Minimum First Premium is received.

     (3) That portion of any premium that we delay accepting as described under "Other Premium Limitations" above, or "7-Pay Premium Limit" below, will be processed as of the end of the Valuation Period in which we accept that amount.

  7-Pay Premium Limit. Federal tax law modifies the tax treatment of certain Policy distributions such as loans, surrenders, partial surrenders, and withdrawals. The application of this modified treatment to any Owner depends upon whether premiums have been paid at any time during the first 7 Policy years that exceed a "7-pay" premium limit as defined in the law. The 7-pay limit is the total of net level premiums that would have been payable at any time for the Policy to be fully paid-up after the payment of 7 level annual premiums. If the total premiums paid exceed the 7-pay limit, the Policy will be treated as a "modified endowment", which means that the Owner will be subject to tax to the extent of any income (gain) on any distributions made from the Policy. A material change in the Policy will result in a new 7-pay limit and test period. A reduction in the Policy's benefits within the 7-year period following issuance of, or a material change in, the Policy may also result in the application of the modified endowment treatment. See "Policy Proceeds" under "Tax Considerations." If John Hancock receives any premium payment that will cause a Policy to become a modified endowment, the excess portion of that premium payment will not be accepted unless the Owner signs an acknowledgment of that fact. When it identifies such an excess premium, John Hancock sends the Owner immediate notice and refunds the excess premium if it has not received notice of the acknowledgment by the time the premium payment check has had a reasonable time to clear the banking system, but in no case longer than two weeks.

ACCOUNT VALUE AND SURRENDER VALUE

  Amount of Account Value. The Account Value increases or decreases depending upon a number of factors, such as the applicable Subaccount's investment experience, the proportion of the Account Value, invested in each Subaccount and the interest credited to any Loan Account established upon the making of a Policy loan. In general the Account Value for any day equals the Account Value for the previous day, decreased by charges against the Account Value, increased or decreased by the investment experience of the Subaccounts, increased by net premiums received and decreased by any partial withdrawal. No minimum amount of Account Value is guaranteed.

  A Policy loan will not affect the total amount of Account Value at the time the loan is made but will result in a different rate of return being credited to the Loan Account portion of the Account Value.

  Amount of Surrender Value. The Surrender Value will be the Account Value less any Indebtedness.

  When Policy May Be Surrendered. A Policy may be surrendered for its Surrender Value at any time while either of the insureds is living and the Policy is not in a grace period. Surrender takes effect and the Surrender Value is determined as of the end of the Valuation Period in which occurs the later of receipt at John Hancock's Servicing Office of a signed request or the surrendered Policy.

  If a Policy is surrendered during the second Policy year, a portion of the sales charge, equal to 5% of premiums paid in the second Policy year up to one target premium, will be refunded to the Owner.

  Partial Withdrawal of Surrender Value. The Owner may request withdrawal of part of the Surrender Value in accordance with John Hancock's rules then in effect. Any withdrawal must be at least $1,000 and is subject to an administrative charge of $20.

  An Owner may request a partial withdrawal of Surrender Value at any time when at least one of the insureds is still living, provided that the Policy is not in a grace period. This privilege, which reduces the Account Value by the amount of the withdrawal and the associated charge, may not be used to reduce the Account Value below the amount John Hancock estimates will be required to pay three months' charges under the Policy as they fall due. The withdrawal will be effective as of the end of the Valuation Period in which John Hancock receives written notice satisfactory to it at its Servicing Office.

  A withdrawal will reduce any Option A death benefit by the amount withdrawn. John Hancock reserves the right to refuse any withdrawal request that would cause the Policy's death benefit to fall below $500,000.

  An amount equal to the Account Value withdrawn will be removed from each Subaccount in the same proportion as the Account Value is then allocated among the Subaccounts. A withdrawal is not a loan and, once made, cannot be repaid.

  A surrender or withdrawal may have significant tax consequences. See "Tax Considerations."

POLICY SPLIT OPTION

  The Owner may elect a rider that permits the Policy's current Total Sum Insured to be split on a "50/50" basis into two other individual life insurance policies on the lives of the insured persons. Such a split will not require evidence of insurability of either insured, but is permitted only upon the insureds' divorce or the occurrence of certain Federal tax law changes. This rider must be elected at the time of application for a Policy, but may be cancelled at any time by the Owner. The monthly charge for the rider is 3c per $1,000 of current Sum Insured. Certain conditions, described in the rider, must be met prior to effecting a Policy split. The rider automatically terminates on the date of death of the first insured to die, the Policy anniversary nearest the older insured's 80th birthday, or the date the Policy terminates, whichever is earliest.

  Tax Considerations. See "Tax Considerations--Policy Split Option", for possible tax consequences of a Policy split under the option described above.

DEATH BENEFITS

  The death benefit proceeds are payable when the last surviving insured dies while the Policy is in effect. The death benefit proceeds will equal the death benefit of the Policy, plus any additional rider benefits then due, minus any Indebtedness. If the last surviving insured dies during a grace period, John Hancock will also deduct any overdue monthly deductions. If the last surviving insured or the younger of two living insureds attains age 100, the Surrender Value otherwise payable on such date will become payable to the beneficiary instead of any death benefit.

  The death benefit payable depends on the current Total Sum Insured and the death benefit option selected by the Owner at the time the Policy is issued, as follows:

     OPTION A: The death benefit equals the current Total Sum Insured, plus any increases in death benefit described below under "Optional Extra Death Benefit Feature" and "Definition of Life Insurance", and reduced by the amount of any partial withdrawals that have been made over the life of the Policy.

     OPTION B: The death benefit is the current Total Sum Insured, plus the Policy Account Value at the end of the Valuation Period in which the last surviving insured dies. This death benefit is a varying amount and fluctuates with the amount of the Account Value. This death benefit is also subject to any increase described below under "Definition of Life Insurance."

The Total Sum Insured is the Basic Sum Insured plus the amount of any Additional Sum Insured (discussed below).

  Owners who prefer to have favorable investment experience reflected in increased insurance coverage should choose Option B. Owners who prefer to have insurance coverage that generally does not vary in amount and lower cost of insurance charges should choose Option A.

  Optional Extra Death Benefit Feature. If Option A is elected, the Owner may also elect an Optional Extra Death Benefit feature. Pursuant to this feature the death benefit under Option A will be no less than the amount of the Policy Account Value at the beginning of the Policy year in which the last surviving insured dies, multiplied by a factor specified in the Policy. The factor is based on the younger insured's age. The Optional Extra Death Benefit feature may result in an Option A death benefit that is higher than the minimum death benefit required under Federal tax law, as described below under "Definition of Life Insurance." Although there is no special charge for the optional Extra Death Benefit feature, the monthly cost of insurance deductions will be based on the amount of death benefit then in effect, including any additional death benefit pursuant to this option. An election of this option must be made at the time of application for the Policy, although the Owner may revoke the election at any time. There may be tax consequences involved, if revoking the Optional Extra Death Benefit feature under Option A causes a reduction in death benefit. See "Tax Considerations--Policy Proceeds."

  Definition of Life Insurance. Federal tax law requires a minimum death benefit in relation to cash value for a Policy to qualify as life insurance. The death benefit of a Policy will be increased if necessary to ensure that the Policy will continue to qualify as life insurance. The higher death benefit amount will be equal to the Policy Account Value on the date of death of the last surviving insured, times a percentage which declines with age and which is set out in the Policy. The monthly deductions for the cost of insurance will be based on the amount of death benefit then in effect, including any additional death benefit required to satisfy the definition of life insurance.

  Guaranteed Minimum Death Benefit. During the first 10 Policy years (and thereafter if the Owner elects), the Basic Sum Insured is guaranteed not to lapse, provided (1) the amount of premiums paid through each Policy anniversary, accumulated at 4% interest, minus any withdrawals, also accumulated at 4% interest, is at least equal to the Guaranteed Minimum Death Benefit Premiums accumulated at 4% interest and (2) any Additional Sum Insured under a Policy is not scheduled to exceed the Basic Sum Insured at any time. At any time when this feature is not in force, the death benefit of the Policy is not guaranteed. The election to extend the Guaranteed Minimum Death Benefit beyond ten Policy years must be made at the time of Policy issuance, and the Owner may revoke the election at any time. John Hancock imposes a charge after the tenth Policy year if the Owner elects to extend this benefit.

  Additional Sum Insured. The Owner must purchase an amount of Additional Sum Insured under the Policy equal in amount to the Basic Sum Insured under the Policy. The Basic Sum Insured and Additional Sum Insured generally cannot be increased or decreased after issue, although the Additional Sum Insured may be decreased or, upon application and submission or evidence of insurability, increased on a Policy anniversary. John Hancock may refuse to accept any request to reduce the Additional Sum Insured (a) that would cause the Policy's current Total Sum Insured to fall below $500,000 or (b) if immediately following the reduction, the Policy's current death benefit would reflect an increase necessary for the Policy to continue to qualify as life insurance (see "Death Benefits--Definition of Life Insurance") or an increase pursuant to the optional Extra Death Benefit feature. Any change in

Additional Sum Insured will become effective at the beginning of the Policy year after John Hancock receives in good order at its Servicing Office all information necessary to process the change, and, in the case of an increase in coverage, approves the change.

  Any decision by the Owner to modify the amount of Additional Sum Insured coverage after issue can have significant tax consequences. See "Tax Considerations--Policy Proceeds."

  The Owner may elect among several forms of Additional Sum Insured coverage: a level amount of coverage; an amount of coverage that increases on each Policy anniversary up to a prescribed limit; an amount of coverage that increases on each Policy anniversary equal to the amount of premiums paid during prior Policy years plus the Planned Premium for the current Policy year, subject to certain limits; or a combination of those forms of coverage.

  The amount of any Additional Sum Insured is not included in any Guaranteed Minimum Death Benefit. Therefore, if the Policy's Account Value is insufficient to pay the monthly charges as they fall due (including the charges for the Additional Sum Insured) the Additional Sum Insured coverage will lapse, even if the Basic Sum Insured stays in effect pursuant to the Guaranteed Minimum Death Benefit feature.

  The Additional Sum Insured is limited to 100% of the Basic Sum Insured at issue of the Policy and 400% of the Basic Sum Insured thereafter.

  Temporary Coverage Prior to Policy Delivery. If a specified amount of premium is paid with the application for a Policy, temporary survivorship term coverage may be available prior to the time when coverage under the Policy takes effect. Temporary term coverage under all applications with John Hancock and its affiliates will not exceed $1,000,000, and is subject to the terms and conditions described in the application for a Policy.

TRANSFERS AMONG SUBACCOUNTS

  The Owner may reallocate the amounts held for the Policy in the Subaccounts with no charge at any time, except as noted below. The Owner may either (1) use percentages (in whole numbers) to be transferred among Subaccounts or (2) designate the dollar amount of funds to be transferred among Subaccounts. The reallocation must be such that the total in the Subaccounts after reallocation equals 100% of Account Value. Transfers out of a variable Subaccount will be effective at the end of the Valuation Period in which John Hancock receives at its Servicing Office notice satisfactory to John Hancock.

  Transfers out of the Fixed Account to the variable Subaccounts are permitted only once each Policy year and only during the 31-day period beginning on the Policy anniversary. Transfers out of the Fixed Account may be requested from 60 days before to 30 days after the Policy anniversary. If received on or before the Policy anniversary, requests for transfer out of the Fixed Account will be processed on the Policy anniversary (or the next Valuation Date if the Policy anniversary does not occur on a Valuation Date); if received after the Policy anniversary, they will be processed at the end of the Valuation Period in which John Hancock receives the request at its Servicing Office. (John Hancock reserves the right to defer such Fixed Account transfers for up to six months.) If an Owner requests a transfer out of the Fixed Account 61 days or more prior to the Policy anniversary, that portion of the reallocation will not be processed and the Owner's confirmation statement will not reflect a transfer out of the Fixed Account as to such request. Transfers among variable Subaccounts and transfers into the Fixed Account may be requested at any time. A maximum of 25% of Fixed Account assets or, if greater, $500 may be transferred out of the Fixed Account in any Policy year. Currently, there is no minimum amount limit on transfers out of the Fixed Account, but John Hancock reserves the right to impose such a limit in the future.

  If an Owner requests a change inconsistent with the transfer provisions, the portion of the request inconsistent with the transfer provisions will not be effective. No transfers among subaccounts may be made while the Policy is in a grace period.

TELEPHONE TRANSFERS AND POLICY LOANS

  Once a written authorization is completed by the Owner, the Owner may request a transfer or policy loan by telephoning 1-800-732-5543 or by sending a written request via fax to 1-800-621-0488. Any fax request should include the Owner's name, daytime telephone number, Policy number and, in the case of transfers, the names of the Subaccounts from which and to which money will be transferred. The right to discontinue telephone transactions at any time without notice to Owners is specifically reserved. If the fax request option becomes unavailable, another means of telecommunication will be substituted.

  An Owner who authorizes telephone transactions will be liable for any loss, expense or cost arising out of any unauthorized or fraudulent telephone instructions which John Hancock reasonably believes to be genuine, unless such loss, expense or cost is the result of John Hancock's mistake or negligence. John Hancock employs procedures which provide safeguards against the execution of unauthorized transactions, and which are reasonably designed to confirm that instructions received by telephone are genuine. These procedures include requiring personal identification, tape recording calls, and providing written confirmation to the Owner. If JHVLICO does not employ reasonable procedures to confirm that instructions communicated by telephone are genuine, it may be liable for any loss due to unauthorized or fraudulent instructions.

LOAN PROVISIONS AND INDEBTEDNESS

  Loan Provisions. Loans may be made at any time a Loan Value is available, either of the insureds is alive, and the Policy is not in a grace period. The Owner may borrow money, assigning the Policy as the only security for the loan, by completion of a form satisfactory to John Hancock or, if the telephone transaction authorization form has been completed, by telephone. The Loan Value will be 90% of the Surrender Value. Interest charged on any loan will accrue and compound daily at an effective annual rate of 5% in the first 20 Policy years, and 4.5% thereafter.

  The amount of any outstanding loan plus accrued interest is called the "Indebtedness." A loan will not be permitted unless it is at least $500. A loan may be repaid in full or in part at any time before the last surviving insured's death and while the Policy is not in a grace period. When a loan is made, an amount equal to the loan proceeds will be transferred out of the Account and the Fixed Account, as applicable. This amount is allocated to a portion of John Hancock's general account called the "Loan Assets." Each Subaccount will be reduced in the same proportion as the Account Value is then allocated among the Subaccounts. Upon each loan repayment, the same proportionate amount of the entire loan as was borrowed from the Fixed Account will be repaid to the Fixed Account. The remainder of the loan repayment will be allocated to the appropriate Subaccounts as stipulated in the then current Investment Rule. For example, if the entire loan outstanding is $3,000 of which $1,000 was borrowed from the Fixed Account, then upon a repayment of $1,500, $500 would be allocated to the Fixed Account and the remaining $1,000 would be allocated to the appropriate Subaccounts as stipulated in the then current Investment Rule. If an Owner wishes any payment to constitute a loan repayment (rather than a premium payment), the Owner must so specify.

  Effect of Loan and Indebtedness. While the Indebtedness is outstanding, that portion of the Account Value that is in Loan Assets is credited with interest at a rate that is 1% less than the loan interest rate for the first 20 Policy years and .5% less than the loan interest rate thereafter. The rate credited the Loan Assets will usually be different than the net return for the Subaccounts. Since Loan Assets and the remaining portion of the Account Value will generally have different rates of investment return, the Account Value, the Surrender Value, and any death benefit above the Total Sum Insured are all permanently affected by any Indebtedness, whether or not it is repaid in whole or in part. The amount of any Indebtedness is subtracted from the amount otherwise payable when the Policy proceeds become payable.

  Whenever the Indebtedness equals or exceeds 90% of the Account Value, the Policy terminates 31 days after notice has been mailed by John Hancock to the Owner and any assignee of record at their last known addresses, specifying the amount that must be paid to keep the Policy in force beyond that period, unless a repayment of at least the amount specified in the notice is made within that period.

  Tax Considerations. If the Policy is a modified endowment at the time a loan is made, that loan may have significant tax consequences. See "Tax Considerations."

DEFAULT

  Premium Grace Period, Default and Lapse. Unless the Guaranteed Minimum Death Benefit is in force, at the beginning of each Policy month, John Hancock determines whether the Account Value, net of any Indebtedness, is sufficient to pay all monthly charges then due under the Policy. If not, the Policy is in default and John Hancock will notify the Owner of the amount estimated to be necessary to pay three months' deductions, and a grace period will be in effect until 61 days after the date the notice was mailed. If John Hancock does not receive payment of at least this amount by the end of the grace period, the Policy will lapse, and any remaining amount owed to the Owner as of the date of lapse will be paid to the Owner.

  If the Guaranteed Minimum Death Benefit is in effect and the Policy provides for an Additional Sum Insured, the grace period and lapse procedures set forth in the preceding paragraph will apply only to the Additional Sum Insured. Lapse of the Additional Sum Insured can have significant tax consequences. See "Tax Considerations--Policy Proceeds." If the Guaranteed Minimum Death Benefit has been in effect and lapses at the end of a grace period (as described in "Premiums--Guaranteed Minimum Death Benefit Premiums"), the usual default, grace period and lapse procedures described in the preceding paragraph will be applied commencing with the first day of the first Policy month following the lapse of the Guaranteed Minimum Death Benefit.

  The insurance under the Policy continues in full force during any grace period but, if the last surviving insured dies during the grace period, the amount in default is deducted from the death benefit otherwise payable.

  Written notice will be furnished to the Owner at his or her last known address, at least 31 days prior to the end of any grace period, specifying the minimum amount which must be paid to continue the Policy in force on a premium paying basis after the end of the grace period.

  Reinstatement. A lapsed Policy (or a lapsed Additional Sum Insured, if the Basic Sum Insured remains in force or is reinstated) or the Guaranteed Minimum Death Benefit may be reinstated in accordance with the Policy's terms. Evidence of insurability satisfactory to John Hancock will be required (except as to a request to restore the Guaranteed Minimum Death Benefit within 1 year after the beginning of its grace period) and payment of the required premium and charges. The request must be received at John Hancock's Servicing Office within 3 years after the beginning of the grace period (or 5 years if the request relates only to the Guaranteed Minimum Death Benefit). John Hancock reserves the right to refuse Guaranteed Minimum Death Benefit restorations after the first. A reinstatement of the Basic Sum Insured or the Additional Sum Insured may be deemed a material change for Federal income tax purposes. See "Premiums--7-Pay Premium Limit" and "Tax Considerations."

EXCHANGE PRIVILEGE

  The Owner may transfer the entire Account Value under the Policy to the Fixed Account at any time, creating a non-variable policy. The exchange will be effective at the end of the Valuation Period in which John Hancock receives at its Servicing Office notice of the transfer satisfactory to John Hancock.

  The foregoing description of Policy provisions is qualified by reference to the specimen Policy which has been filed as an exhibit to the Registration Statement and to any variations in Policy provisions required by the regulatory authorities of the state that has approved the Policy for issue.

                             CHARGES AND EXPENSES

CHARGES DEDUCTED FROM PREMIUMS

  In addition to the sales charge (see "Sales Charge" below), the following charges are deducted from premiums:

  Premium Processing Charge. 1.25% of each premium payment will be deducted from each premium payment for collection and Policy processing costs. This charge will be reduced for a Policy with a Sum Insured at issue of more than $5,000,000, subject to a minimum charge equal to .50%. The premium processing charge for these larger Policies will be the greater of .50% or the percentage computed pursuant to the following mathematical formula:


            (   [                                                  ] )
 1.25%    X ( 1 [ --(Total Sum Insured at Issue--$5,000,000) X .25 ] )
            (   [ ------------------------------------------       ] )
                                 $10,000,000


  State Premium Tax Charge. A charge currently equal to 2.35% of each premium payment will be deducted from each premium payment. The 2.35% rate is the average rate currently expected to be paid on premiums received in all states over the lifetimes of the insureds covered by the Policies. John Hancock will not increase this charge under outstanding Policies, but reserves the right to change this charge for Policies not yet issued in order to correspond with changes in the state premium tax levels.

  Federal DAC Tax Charge. A charge currently equal to 1.25% of each premium payment will be deducted from each premium payment to cover the estimated cost to John Hancock of the Federal income tax treatment of the Policies' deferred acquisition costs--commonly referred to as the "DAC Tax." John Hancock has determined that this charge is reasonable in relation to John Hancock's increased Federal income tax burden under the Internal Revenue Code resulting from the receipt of premiums. John Hancock will not increase this charge under outstanding Policies, but reserves the right, subject to any required regulatory approval, to change this charge for Policies not yet issued in order to correspond with changes in the Federal income tax treatment of the Policies' deferred acquisition costs.

SALES CHARGE

  A charge is made to compensate John Hancock for the cost of selling the Policy. This cost includes agents' commissions, commission overrides, advertising, and the printing of prospectuses and sales literature. The amount of the charge in any Policy year cannot be specifically related to sales expenses for that year. John Hancock expects to recover its total sales expenses over the period the Policies are in effect. To the extent that sales charges are insufficient to cover total sales expenses, the sales expenses may be recovered from other sources, including gains from the charge for mortality and expense risks and other gains with respect to the Policies, or from John Hancock's general assets. See "Distribution of Policies."

  The sales charge in the first Policy year is equal to 30% of the premiums paid up to one "target premium" and 3.5% of all premiums in excess of the target premium in that year. The target premium is established at issue and is the amount of the level premium that would be necessary to support a whole life insurance policy in the amount of the Basic Sum Insured at the maximum guaranteed cost of insurance rates, assuming deductions or charges for the other policy expenses at the maximum levels guaranteed under the Policy, and a net interest rate of 5%. Target premiums will vary based on the issue age, sex, smoking status and underwriting class of each of the insureds.

  The current sales charge for premiums paid up to one target premium in subsequent Policy years is 15% in years 2 through 5, 10% in years 6 through 10, 3% for years 11 through 20 and 0% thereafter. The current sales charge for premiums paid in excess of the target premium is 3.5% in years 2 through 10, 3% in years 11 through 20 and 0% thereafter.

  The guaranteed maximum sales charges under the Policy are no higher than the current sales charges, except that the guaranteed maximum sales charge for premiums paid up to one target premium is 4% in years 11 through 20 and 3% thereafter and, for premiums paid in excess of one target premium, is 3% after year 20. Because the Policies were first offered only in 1993, sales charges at the lower current rates are not yet applicable under any outstanding Policy.

  Notwithstanding the foregoing, if the younger insured is age 71 or older at the time of Policy issuance, the current and guaranteed sales charge in Policy year 12 and thereafter is 0%.

  An Owner may structure the timing and amount of premium payments to minimize the sales charges deducted from premium payments, although doing so involves certain risks. Paying less than one target premium in the first Policy year or paying more than one target premium in any Policy year could reduce the Owner's total sales charges over time. For example, an Owner, paying ten target premiums of $10,000 each, would pay total sales charges of $14,000 if he paid $10,000 in each of the first ten Policy years, but would pay total sales charges of only $9,750 if he paid $20,000 (i.e., two times the target premium amount) in every other Policy year up to the ninth Policy year. However, delaying the payment of target premiums to later Policy years could increase the risk that the Guaranteed Minimum Death Benefit may lapse and that the Account Value will be insufficient to pay monthly Policy charges as they come due. As a result, the Policy or any Additional Sum Insured may lapse. See "Default." Conversely, accelerating the payment of target premiums to earlier Policy years could cause aggregate premiums paid to exceed the Policy's 7-pay premium limit and, as a result, cause the Policy to become a modified endowment, with adverse tax consequences to the Owner upon receipt of Policy distributions. See "Premiums--7-Pay Premium Limit."

REDUCED CHARGES FOR ELIGIBLE GROUPS

  The sales charge and issue charge (described below) otherwise applicable may be reduced with respect to Policies issued to a class of associated individuals or to a trustee, employer or similar entity where John Hancock anticipates that the sales to the members of the class will result in lower than normal sales or administrative expenses. These reductions will be made in accordance with John Hancock's rules in effect at the time of the application for a Policy. The factors considered by John Hancock in determining the eligibility of a particular group for reduced charges, and the level of the reduction, are as follows: the nature of the association and its organizational framework; the method by which sales will be made to the members of the class; the facility with which premiums will be collected from the associated individuals and the association's capabilities with respect to administrative tasks; the anticipated persistency of the Policies; the size of the class of associated individuals and the number of years it has been in existence; and any other such circumstances which justify a reduction in sales or administrative expenses. Any reduction will be reasonable and will apply uniformly to all prospective Policy purchasers in the class and will not be unfairly discriminatory to the interests of any Policy Owner.

CHARGES DEDUCTED FROM ACCOUNT VALUE OR ASSETS

  The following charges are deducted from Account Value or assets:

  Issue Charge. John Hancock will deduct an issue charge from Account Value, currently at the rate of $55.55 per month for the first 5 Policy years, plus 2c per $1,000 of the Total Sum Insured at issue per month for the first 3 Policy years. The charge per $1,000 of Total Sum Insured at issue is guaranted not to exceed $200 per month. Thus, for a Policy with a Total Sum Insured at issue of $1,000,000, the aggregate amount deducted during the first 3 Policy years would be $2,719.80.

  The issue charge is to compensate John Hancock for expenses incurred in connection with the issuance of the Policy, other than sales expenses. Such expenses include medical examinations, insurance underwriting costs and costs incurred in processing applications and establishing permanent Policy records.

  Administrative Charge. John Hancock will deduct from the Account Value a maximum charge of $10 for all Policy years plus 3c per $1,000 of the Total Sum Insured at issue per month. The current monthly charge is $7.50 for all Policy years, plus 1c per $1,000 of the Total Sum Insured at issue for the first 10 Policy years, except that the $7.50 charge currently is zero for any Policy with a Total Sum Insured at issue of at least $5,000,000. Thus, for a Policy with a Total Sum Insured at issue of $1,000,000 and using the current administrative charge, the aggregate amount deducted during the first 10 Policy years would be $2,100.

  This charge is to compensate John Hancock for administrative expenses, including recordkeeping, processing death claims and surrenders, making Policy changes, reporting and other communications to Owners and other similar expense and overhead costs.

  Insurance Charge. The insurance charge deducted monthly from Account Value is based on the attained age of each of the insureds and the amount at risk. The amount at risk is the difference between the current death benefit and the Account Value (after reflecting all charges against the Account Value). The amount of the insurance charge is determined by multiplying John Hancock's then current monthly rate for insurance by the amount at risk.

  Current monthly rates for insurance are based on the sex, age, smoking status and underwriting class of each of the insureds and the length of time the Policy has been in effect. John Hancock will review these rates at least every 5 years, and may change these rates from time to time based on John Hancock's expectations of future experience. However, these rates will never be more than the guaranteed maximum rates based on the 1980 Commissioners' Standard Ordinary Mortality Tables, as set forth in the Policy. The insurance charge is not affected by the death of the first insured to die.

  If an insured's underwriting risk classification has worsened, any subsequently-added Additional Sum Insured coverage may have higher insurance charge rates than the Basic Sum Insured. If an insured's underwriting risk classification has improved, cost of insurance rates on the total Sum Insured may be reduced, as may the target premium with respect to subsequent premium payments.

  Lower current insurance rates are offered at most ages for insureds who qualify as non-smokers. To qualify, an insured must meet additional requirements that relate to smoking habits.

  Guaranteed Minimum Death Benefit Charge. There is no charge for any Guaranteed Minimum Death Benefit during the first 10 Policy years. If the Guaranteed Minimum Death Benefit option is elected for a period beyond the first 10 Policy years, John Hancock deducts a charge from Account Value beginning in the eleventh Policy year. The maximum monthly charge is 3c per $1000 of the Basic Sum Insured at issue and the current monthly charge is 1c per $1,000 of the Basic Sum Insured at issue. If the Guaranteed Minimum Death Benefit lapses due to failure to pay sufficient premiums, the charge will be discontinued. Because the Policies were first offered only in 1993, no Guaranteed Minimum Death Benefit charge is yet applicable to any Policy at the current rate.

  Charge for Mortality and Expense Risks. A daily charge is deducted from the variable Subaccounts for mortality and expense risks assumed by John Hancock at a maximum effective annual rate of .90% of the value of the assets of each variable Subaccount attributable to the Policy. The effective annual rate of this charge will vary, depending upon the Total Sum Insured at issue. The table below shows the current levels of this charge. This charge begins when amounts under a Policy are first allocated to the Account. The mortality risk assumed is that insureds may live for a shorter period of time than estimated and, therefore, a greater amount of death benefit than expected will be payable in relation to the amount of premiums received. The expense risk assumed is that expenses incurred in issuing and administering the Policies will be greater than estimated. John Hancock will realize a gain from this charge to the extent it is not needed to provide for benefits and expenses under the Policies.

                                               Current Charge For
Total Sum Insured at Issue                 Mortality and Expense Risks
--------------------------                -----------------------------
$500,000 but less than $5 million . . .          .625% of assets
$5 million but less than $15 million  .          .575% of assets
Greater than $15 million  . . . . . . .          .525% of assets

  Charges for Extra Mortality Risks. An insured who does not qualify for the standard underwriting class must pay an additional charge because of the extra mortality risk. The level of the charge depends upon the ages of the insureds and the degree of extra mortality risk. This additional charge is deducted monthly from Account Value.

  Charges for Optional Rider Benefits. An additional charge must be paid if the Owner elects to purchase any optional insurance benefit by Policy rider. Any such additional charge may be deducted from premiums when paid or deducted monthly from Account Value.

  Charges for Taxes. Currently no charge is made against Account Value for John Hancock's Federal income taxes, but if John Hancock incurs, or expects to incur, income taxes attributable to the Account or this class of Policies in future years, it reserves the right to make a charge, and any charge would affect what the Subaccounts earn. Charges for other taxes, if any, attributable to the Subaccounts may also be made.

  Charge for Partial Withdrawal. John Hancock will deduct a charge in the amount of $20 on a partial withdrawal of Surrender Value, as described under "Account Value and Surrender Value." The charge will be deducted from Account Value. The charge is to compensate John Hancock for the administrative expenses of effecting the withdrawal.

  Fund Investment Management Fees and Other Fund Expenses. The Account purchases shares of the Funds at net asset value, a value which reflects the deduction from the assets of each Fund of its investment management fees and certain non-advisory Fund operating expenses, which are described briefly in the Summary of this Prospectus, and of certain non-advisory operating expenses. For a full description of these deductions, see the attached Prospectuses for the Funds.

  The monthly deductions from Account Value described above are deducted on the date of issue and on the first day of each Policy month thereafter. These deductions are made from the Subaccounts in proportion to the amount of Account Value in each. For each month that John Hancock is unable to deduct any charge because there is insufficient Account Value, the uncollected charges will accumulate and be deducted when and if sufficient Account Value is available.

GUARANTEE OF PREMIUMS AND CERTAIN CHARGES

  The Policy's Guaranteed Minimum Death Benefit Premium is guaranteed not to increase. The premium processing charge, the state premium tax charge, the Federal DAC Tax charge, the issue charge and the charge for partial withdrawals are guaranteed not to increase over the life of the Policy. The administrative charge, the Guaranteed Minimum Death Benefit Charge, the sales charge, the mortality and expense risk charge, and the insurance charge are guaranteed not to exceed the maximums set forth in the Policy.

                           DISTRIBUTION OF POLICIES

  Applications are solicited by agents who are licensed by state insurance authorities to sell John Hancock's Policies and who are also registered representatives ("representatives") of John Hancock Distributors, Inc. ("Distributors"), an indirect wholly-owned subsidiary of John Hancock, located at 197 Clarendon Street, Boston, MA 02117, or other broker-dealer firms, as discussed below. John Hancock performs insurance underwriting and determines whether to accept or reject the application for a Policy and each insured's risk classification. Pursuant to a sales agreement among John Hancock, Distributors, JHVLICO, and the Account, Distributors acts as the principal underwriter of the Policies. The sales agreement will remain in effect until terminated upon sixty days' written notice by any party. John Hancock will make the appropriate refund if a Policy ultimately is not issued or is returned under the short-term cancellation provision. Officers and employees of John Hancock are covered by a blanket bond by a commercial carrier in the amount of $25 million.

  Distributors' representatives are compensated for sales of the Policies on a commission and service fee basis by Distributors, and John Hancock reimburses Distributors for such compensation and for other direct and indirect expenses (including agency expense allowances, general agent, district manager and supervisor's compensation, agent's training allowances, deferred compensation and insurance benefits of agents, general agents, district managers and supervisors, agency office clerical expenses and advertising) actually incurred in connection with the marketing and sale of the Policies.

  The maximum commission payable to a Distributors representative for selling a Policy is 45% of the target premium paid in the first Policy year, 5% of the target premium paid in the second through fifth Policy years, and 3% of the target premium paid in each year thereafter. The maximum commission on any premium paid in any year in excess of the target premium is 3%.

  Representatives with less than four years of service with Distributors and those compensated on salary plus bonus or level commission programs may be paid on a different basis. Representatives who meet certain productivity and persistency standards with respect to the sale of policies issued by John Hancock and its affiliates will be eligible for additional compensation.

  Distributors is registered with the Commission under the Securities Exchange Act of 1934 as a broker-dealer, is a member of the National Association of Securities Dealers, Inc., and is a member of the Securities Investor Protection Corporation. The Policies are also sold through other registered broker-dealers that have entered into selling agreements with Distributors and whose representatives are authorized by applicable law to sell variable life insurance policies. The commissions which will be paid by such broker-dealers to their representatives will be in accordance with their established rules. The commission rates may be more or less than those set forth above for Distributors' representatives. In addition, their qualified registered representatives may be reimbursed by the broker-dealers under expense reimbursement allowance programs in any year for approved voucherable expenses incurred. Distributors will compensate the broker-dealers as provided in the selling agreements, and John Hancock will reimburse Distributors for such amounts and for certain other direct expenses in connection with marketing the Policies through other broker-dealers. In addition, these representatives may earn "credits" toward qualification for attendance at certain business meetings sponsored by John Hancock.

  Distributors serves as principal underwriter for other separate accounts registered under the 1940 Act: John Hancock Variable Annuity Accounts U, I and V and John Hancock Variable Life Accounts U, V and S. Distributors is also the principal underwriter for John Hancock Variable Series Trust I.

                              TAX CONSIDERATIONS

  The below description of Federal income tax consequences is only a brief summary and is not intended as tax advice. For further information consult a qualified tax advisor. Federal, state and local tax laws can change from time to time and, as a result, the tax consequences to the Owner and beneficiary may be altered.

POLICY PROCEEDS

  Although the Policy contains provisions not found in fixed benefit life insurance policies, John Hancock believes the Policy will receive the same Federal income and estate tax treatment. Section 7702 of the Internal Revenue Code ("Code") defines life insurance for Federal tax purposes. See "Death Benefits--Definition of Life Insurance." If certain standards are met at issue and over the life of the Policy, the Policy will come within that definition. John Hancock will monitor compliance with these standards. Furthermore, John Hancock reserves the right to make any changes in the Policy necessary to ensure the Policy is within the definition of life insurance.

  If the Policy complies with the definition of life insurance and the investment diversification requirements mentioned below, as John Hancock believes it will, the death benefit under the Policy will be excludable from the beneficiary's gross income under Section 101 of the Code. In addition, increases in Account Value as a result of interest or investment experience will not be subject to Federal income tax unless and until values are actually received through withdrawal, surrender or other distributions.

  A surrender, lapse or partial withdrawal may have tax consequences. For example, the Owner will be taxed on a surrender to the extent that the Account Value exceeds the premiums paid under the Policy, ignoring premiums paid for riders. But under certain circumstances within the first 15 Policy years, the Owner may be taxed on a withdrawal of Policy values even if total withdrawals do not exceed total premiums paid.

  John Hancock also believes that, except as noted below, loans received under the Policy will be treated as indebtedness of an Owner and that no part of any loan will constitute income to the Owner. However, the amount of any loan outstanding will be taxed to the Owner if a Policy lapses.

  Distributions under Policies on which premiums greater than the "7-pay" limit (see "Premiums--7-Pay Premium Limit") have been paid will be treated as distributions from a "modified endowment," which are subject to special taxation based on Federal tax law. The Owner of such a Policy will be taxed on distributions such as loans, surrenders and partial withdrawals to the extent of any income (gain) to the Owner (income-first basis). The distributions affected will be those made on or after, and within the two year period prior to, the time the Policy becomes a modified endowment. Additionally, a 10% penalty tax may be imposed on affected income distributed before the Owner attains age 59 1/2.

  Furthermore, any time there is a "material change" in a Policy (such as an increase in Additional Sum Insured, the addition of certain other Policy benefits after issue, or reinstatement of a lapsed Policy), the Policy will be subject to a new "7-pay" test, with the possibility of a tax on distributions if it were subsequently to become a modified endowment. Moreover, if benefits under a Policy are reduced (such as a reduction in the Total Sum Insured or death benefit or the reduction or cancellation of certain rider benefits, or Policy termination) during the 7 years in which the 7-pay test is being applied, the 7-pay limit will be recalculated based on the reduced benefits. If the premiums paid to date are greater than the recalculated 7-pay limit, the Policy will become a modified endowment.

  All modified endowments issued by the same insurer (or affiliates) to the Owner during any calendar year generally will be treated as one contract for the purpose of applying the modified endowment rules. Your tax advisor should be consulted if you have questions regarding the possible impact of the 7-pay limit on your Policy.

  The Code and Treasury Regulations set forth requirements for the diversification of the investments underlying variable life insurance policies. John Hancock and the Portfolios intend to comply with these requirements with respect to the Policy. Failure to meet these requirements would mean that the Policy would not be treated as a life insurance contract, subjecting the Owner to Federal income tax on the income and gains under the Policy.

  The Treasury Department has said in the past that it may issue a regulation or a ruling prescribing the circumstances in which an Owner's control over investments underlying a variable life insurance policy may cause the Owner, rather than the insurance company, to be treated as the owner of the assets in the Account, with the effect that income and gains from the Account would be included in the Owner's income for Federal income tax purposes. Under current law, we believe that John Hancock, and not the Policy Owner, would be considered the owner of the assets of the Account. However, John Hancock has reserved certain rights to alter the Policy and the investment alternatives of the Account if necessary to comply with any such regulation or ruling.

  The United States Congress and the Treasury Department have in the past and may in the future consider new legislation that, if enacted, could change the Federal tax treatment of life insurance policy income or death benefits. Any such change could have a retroactive effect. We suggest you consult with your legal or tax adviser, if you have any questions about this.

  Federal estate and state and local estate, inheritance and other tax consequences of ownership or receipt of Policy proceeds depend on the circumstances of each Owner or beneficiary.

CHARGE FOR JOHN HANCOCK'S TAXES

  Except for the DAC Tax charge, John Hancock currently makes no charge for Federal income taxes that may be attributable to this class of Policies. If John Hancock incurs, or expects to incur, income taxes attributable to this class of Policies or any Subaccount in the future, it reserves the right to make a charge for those taxes.

  Under current laws, John Hancock may incur state and local taxes (in addition to premium taxes) in several states. At present, these taxes are not significant. If there is a material change in applicable state or local tax laws, charges for such taxes may be made.

POLICY SPLIT OPTION

  An Owner may elect to split a Policy into two other individual life insurance policies, as described under "Policy Split Option." A Policy split could have adverse tax consequences including, but not limited to, the recognition of taxable income in an amount up to any taxable gain in the Policy at the time of the split.

  BOARD OF DIRECTORS AND EXECUTIVE OFFICERS OF JOHN HANCOCK

  The Directors and Executive Officers of John Hancock and their principal occupations during the past five years are as follows:




   Directors                              Principal Occupations
   ---------                              ---------------------
   Samuel W. Bodman        Chairman of the Board and Chief Executive Officer,
                           Cabot Corporation (chemicals)

   Nelson S. Gifford       Principal, Fleetwing Capital Management (financial
                           services)

   William L. Boyan        Vice Chairman of the Board, John Hancock

   E. James Morton         Director, formerly Chairman of the Board, John
                           Hancock

   John F. Magee           Chairman, Arthur D. Little, Inc. (industrial
                           research and consultant).

   John M. Connors, Jr.    Chief Executive Officer and Director, Hill,
                           Holliday, Connors, Cosmopoulos, Inc. (advertising).

   Stephen L. Brown        Chairman of the Board and Chief Executive Officer,
                           John Hancock

   I. MacAllister Booth    Retired Chairman of the Board and Chief Executive
                           Officer, Polaroid Corporation (photographic
                           products)

   C. Vincent Vappi        Former President and Chief Executive Officer, Vappi
                           & Company, Inc. (construction).

   Robert J. Tarr, Jr.     Former President, Chief Executive Officer and Chief
                           Operations Officer, Harcourt, General, Inc.
                           (publishing)

   David F. D'Alessandro   President and Chief Operating Officer, JohnHancock

   Joan T. Bok             Chairman of the Board, New England Electric System
                           (electricutility).

   Robert E. Fast          Senior Partner, Hale and Dorr (law firm).

   Foster L. Aborn         Vice Chairman of the Board, John Hancock

   Lawrence K. Fish        Chairman, President, and Chief Executive Officer,
                           Citizens Financial Group, Inc.(banking).


   Directors                              Principal Occupations
   ---------                              ---------------------
   Richard F. Syron        Chairman and Chief Executive Officer, American Stock
                           Exchange.

   Kathleen F. Feldstein   President, Economic Studies Inc. (economic
                           consulting).

   Michael C. Hawley       President and Chief Operating Officer, The Gillette
                           Company (razors, etc.).

   Wayne A. Budd           Group President, Bell Atlantic - New England
                           (telecommunications)

   Executive Officers
   ------------------

   Diane M. Capstaff       Executive Vice President

   Thomas E. Moloney       Executive Vice President

   Richard S. Scipione     General Counsel

   Barry J. Rubenstein     Vice President, Counsel and Secretary

  The business address of all Directors and officers of John Hancock is John Hancock Place, Boston, Massachusetts 02117.

                                    REPORTS

  At least once each Policy year a statement will be sent to the Owner setting forth the amount of the death benefit, Basic Sum Insured, Additional Sum Insured, Account Value, the portion of the Account Value in each Subaccount, Surrender Value, premiums received and charges deducted from premiums since the last report, and any outstanding Policy loan (and interest charged for the preceding Policy year) as of the last day of such year. Moreover, confirmations will be furnished to Owners of premium payments, transfers among Subaccounts, Policy loans, partial withdrawals and certain other Policy transactions.

  Owners will be sent semiannually a report containing the financial statements of the Funds, including a list of securities held in each Portfolio.

                               VOTING PRIVILEGES

  All of the assets in the variable Subaccounts of the Account are invested in shares of the corresponding Portfolios of the Funds. John Hancock will vote the shares of each of the Portfolios of the Funds which are deemed attributable to qualifying variable life insurance policies and variable annuity contracts at regular and special meetings of the Funds' shareholders in accordance with instructions received from owners of such policies or contracts. Shares of the Funds held in the Account which are not attributable to such policies and contracts and shares for which instructions from owners are not received will be represented by John Hancock at the meeting and will be voted for and against each matter in the same proportions as the votes based upon the instructions received from the owners of all such policies and contracts.

  The number of Fund shares held in each variable Subaccount deemed attributable to each owner is determined by dividing the amount of a Policy's Account Value held in the variable Subaccount by the net asset value of one share in the corresponding Fund Portfolio in which the assets of that variable Subaccount are invested. Fractional votes will be counted. The number of shares as to which the owner may give instructions will be determined as of the record date for the Funds' meeting.

  Owners of Policies may give instructions regarding the election of the Board of Trustees of the Fund, ratification of the selection of independent auditors, approval of Fund investment advisory agreements and other matters requiring a vote under the 1940 Act. Owners will be furnished information and forms by John Hancock in order that voting instructions may be given.

  John Hancock may, when required by state insurance regulatory authorities, disregard voting instructions if the instructions require that the shares be voted so as to change the investment objectives of the Portfolios or to approve or disapprove an investment advisory or underwriting contract for a Fund. John Hancock also may disregard voting instructions in favor of changes initiated by an owner or a Fund's Board of Trustees in an investment policy, investment adviser or principal underwriter of the Fund, if John Hancock (i) reasonably disapproves of such changes and (ii) in the case of a change of investment policy or investment adviser, makes a good-faith determination that the proposed change is contrary to state law or prohibited by state regulatory authorities or that the change would be inconsistent with a variable Subaccount's investment objectives or would result in the purchase of securities which vary from the general quality and nature of investments and investment techniques utilized by other separate accounts of John Hancock or of an affiliated life insurance company, which separate accounts have investment objectives similar to those of the variable Subaccount. In the event John Hancock does disregard voting instructions, a summary of that action and the reasons for such action will be included in the next semi-annual report to owners.

                       CHANGES THAT JOHN HANCOCK CAN MAKE

  The voting privileges described in this Prospectus are afforded based on John Hancock's understanding of applicable Federal securities law requirements. To the extent that applicable law, regulations or interpretations change to eliminate or restrict the need for such voting privileges, John Hancock reserves the right to proceed in accordance with any such revised requirements. John Hancock also reserves the right, subject to compliance with applicable law, including approval of owners if so required, (1) to transfer assets determined by John Hancock to be associated with the class of policies to which the Policies belong from the Account to another separate account or variable Subaccount by withdrawing the same percentage of each investment in the Account with appropriate adjustments to avoid odd lots and fractions, (2) to operate the Account as a "management-type investment company" under the 1940 Act, or in any other form permitted by law, the investment adviser of which would be John Hancock or an affiliate, (3) to deregister the Account under the 1940 Act, (4) to substitute for the Portfolio shares held by a Subaccount any other investment permitted by law, and (5) to take any action necessary to comply with or obtain any exemptions from the 1940 Act. John Hancock would notify owners of any of the foregoing changes and, to the extent legally required, obtain approval of owners and any regulatory body prior thereto. Such notice and approval, however, may not be legally required in all cases.

                                STATE REGULATION

  John Hancock is subject to regulation and supervision by the Massachusetts Commissioner of Insurance who periodically examines its affairs. It also is subject to the applicable insurance laws and regulations of all jurisdictions in which it is authorized to do business.

  John Hancock is required to submit annual statements of its operations, including financial statements, to the insurance departments of the various jurisdictions in which it does business for purposes of determining solvency and compliance with local insurance laws and regulations.

                                 LEGAL MATTERS

  The legal validity of the Policies described in this Prospectus has been passed on by Ronald J. Bocoge, Vice President and Counsel for John Hancock. Messrs. Freedman, Levy, Kroll & Simonds, Washington, D.C., have advised John Hancock on certain Federal securities law matters in connection with the Policies.

                             REGISTRATION STATEMENT

  This Prospectus omits certain information contained in the Registration Statement which has been filed with the Commission. More details may be obtained from the Securities and Exchange Commission upon payment of the prescribed fee.

                                    EXPERTS

  The financial statements of John Hancock and the Account included in this Prospectus have been audited by Ernst & Young LLP, independent auditors, for the periods indicated in their reports thereon which appear elsewhere herein and have been included in reliance on their reports given on their authority as experts in accounting and auditing.

  Actuarial matters included in this Prospectus have been examined by Deborah A. Poppel, F.S.A., an Actuary of John Hancock.

                             FINANCIAL STATEMENTS

  The financial statements of John Hancock included herein should be distinguished from the financial statements of the Account and should be considered only as bearing upon the ability of John Hancock to meet its obligations under the Policies.

JOHN HANCOCK MUTUAL VARIABLE LIFE INSURANCE ACCOUNT UV

STATEMENT OF ASSETS AND LIABILITIES

DECEMBER 31, 1997

                               Large Cap    Sovereign   International  Small Cap   International   Mid Cap    Large Cap
                                Growth        Bond        Equities       Growth      Balanced       Growth      Value
                              Subaccount   Subaccount    Subaccount    Subaccount   Subaccount    Subaccount  Subaccount
                              -----------  -----------  -------------  ----------  -------------  ----------  ----------
ASSETS
Investments in shares of
 portfolios of John Hancock
 Variable Series Trust I,
 at value . . . . . . . . .   $18,634,480  $60,032,856   $3,944,730     $962,215      $85,312      $567,830   $1,678,123
Investments in shares of
 portfolios of M Fund Inc.,
 at value . . . . . . . . .            --           --           --           --           --            --           --
Policy loans and accrued
 interest receivable  . . .     1,557,636    9,680,029      219,946           --           --            --           --
Receivable from:
 John Hancock Variable
  Series Trust 1  . . . . .        10,716       14,482        1,331        1,452          100         2,261        2,449
 M Fund Inc.  . . . . . . .            --           --           --           --           --            --           --
                              -----------  -----------   ----------     --------      -------      --------   ----------
TOTAL ASSETS  . . . . . . .    20,202,832   69,727,367    4,166,007      963,667       85,412       570,091    1,680,572
LIABILITIES
Payable to John Hancock
 Mutual Variable Life
 Insurance Company  . . . .        10,398       13,408        1,266        1,436           99         2,252        2,421
Asset charges payable . . .           318        1,074           65           16            1             9           28
                              -----------  -----------   ----------     --------      -------      --------   ----------
TOTAL LIABILITIES . . . . .        10,716       14,482        1,331        1,452          100         2,261        2,449
                              -----------  -----------   ----------     --------      -------      --------   ----------
NET ASSETS  . . . . . . . .   $20,192,116  $69,712,885   $4,164,676     $962,215      $85,312      $567,830   $1,678,123
                              ===========  ===========   ==========     ========      =======      ========   ==========
                                 Money      Mid Cap       Special      Real Estate
                                Market       Value     Opportunities     Equity
                              Subaccount   Subaccount   Subaccount     Subaccount
                              -----------  ----------  -------------  -------------
ASSETS
Investments in shares of
 portfolios of John Hancock
 Variable Series Trust I,
 at value . . . . . . . . .   $12,254,998  $2,036,158   $4,091,961     $4,649,139
Investments in shares of
 portfolios of M Fund Inc.,
 at value . . . . . . . . .            --          --           --             --
Policy loans and accrued
 interest receivable  . . .     2,230,242          --           --        225,571
Receivable from:
 John Hancock Variable
  Series Trust 1  . . . . .       386,526      15,188        1,935          1,502
 M Fund Inc.  . . . . . . .            --          --           --             --
                              -----------  ----------   ----------     ----------
TOTAL ASSETS  . . . . . . .    14,871,766   2,051,346    4,093,896      4,876,212
LIABILITIES
Payable to John Hancock
 Mutual Variable Life
 Insurance Company  . . . .       386,304      15,155        1,868          1,425
Asset charges payable . . .           222          33           67             77
                              -----------  ----------   ----------     ----------
TOTAL LIABILITIES . . . . .       386,526      15,188        1,935          1,502
                              -----------  ----------   ----------     ----------
NET ASSETS  . . . . . . . .   $14,485,240  $2,036,158   $4,091,961     $4,874,710
                              ===========  ==========   ==========     ==========

---------
See accompanying notes.

JOHN HANCOCK MUTUAL VARIABLE LIFE INSURANCE ACCOUNT UV

DECEMBER 31, 1997

                                                   Short-Term                                                       Turner
                          Growth &                    U.S.     Small Cap   International    Equity    Strategic      Core
                           Income       Managed    Government    Value     Opportunities    Index        Bond       Growth
                         Subaccount   Subaccount   Subaccount  Subaccount   Subaccount    Subaccount  Subaccount  Subaccount
                        ------------  -----------  ----------  ----------  -------------  ----------  ----------  ----------
ASSETS
Investments in shares
 of portfolios of John
 Hancock Variable
 Series Trust I, at
 value. . . . . . . .   $199,623,682  $83,078,514   $127,103   $1,251,673    $389,007     $2,123,595   $147,317    $    --
Investments in shares
 of portfolios of M
 Fund Inc., at value              --           --         --           --          --             --         --     68,640
Policy loans and
 accrued interest
 receivable . . . . .     25,360,369   10,979,401         --           --          --             --         --         --
Receivable from:
 John Hancock Variable
  Series Trust I  . .         67,248       38,235      4,076        1,152          68          5,000         10         --
 M Fund Inc.  . . . .             --           --         --           --          --             --         --          1
                        ------------  -----------   --------   ----------    --------     ----------   --------    -------
TOTAL ASSETS  . . . .    225,051,299   94,096,150    131,179    1,252,825     389,075      2,128,595    147,327     68,641
LIABILITIES . . . . .
Payable to John
 Hancock Mutual
 Variable Life
 Insurance Company  .         63,785       36,775      4,074        1,132          62          4,965          8         --
Asset charges payable          3,463        1,460          2           20           6             35          2          1
                        ------------  -----------   --------   ----------    --------     ----------   --------    -------
TOTAL LIABILITIES . .         67,248       38,235      4,076        1,152          68          5,000         10          1
                        ------------  -----------   --------   ----------    --------     ----------   --------    -------
NET ASSETS  . . . . .   $224,984,051  $94,057,915   $127,103   $1,251,673    $389,007     $2,123,595   $147,317    $68,640
                        ============  ===========   ========   ==========    ========     ==========   ========    =======
                          Edinburgh       Frontier
                        International     Capital
                           Equity       Appreciation
                         Subaccount      Subaccount
                        -------------  --------------
ASSETS
Investments in shares     $     --        $     --
 of portfolios of John
 Hancock Variable
 Series Trust I, at
 value. . . . . . . .
Investments in shares      126,339         273,608
 of portfolios of M
 Fund Inc., at value
Policy loans and                --              --
 accrued interest
 receivable . . . . .
Receivable from:
 John Hancock Variable          --              --
  Series Trust I  . .
 M Fund Inc.  . . . .            2               4
                          --------        --------
TOTAL ASSETS  . . . .      126,341         273,612
LIABILITIES . . . . .
Payable to John                 --              --
 Hancock Mutual
 Variable Life
 Insurance Company  .
Asset charges payable            2               4
                          --------        --------
TOTAL LIABILITIES . .            2               4
                          --------        --------
NET ASSETS  . . . . .     $126,339        $273,608
                          ========        ========

---------
See accompanying notes.

JOHN HANCOCK MUTUAL VARIABLE LIFE INSURANCE ACCOUNT UV

STATEMENTS OF OPERATIONS

FOR THE YEARS AND PERIODS ENDED DECEMBER 31,

                                                     Large Cap Growth Subaccount            Sovereign Bond Subaccount
                                                  ----------------------------------  -------------------------------------
                                                     1997        1996        1995        1997         1996          1995
                                                  ----------  ----------  ----------  -----------  ------------  -----------
Investment income:
 Distributions received from:
  John Hancock Variable Series
   Trust I  . . . . . . . . . . . . . . . . . .   $1,686,429  $1,905,476  $  754,115  $4,454,173   $ 3,765,421   $3,504,747
  M Fund Inc. . . . . . . . . . . . . . . . . .           --          --          --          --            --           --
 Interest income on policy loans  . . . . . . .      103,747      83,974      67,279     696,074       678,580      641,677
                                                  ----------  ----------  ----------  ----------   -----------   ----------
Total investment income . . . . . . . . . . . .    1,790,176   1,989,450     821,394   5,150,247     4,444,001    4,146,424
Expenses:
 Mortality and expense risks  . . . . . . . . .       99,710      69,829      48,056     370,612       325,346      286,349
                                                  ----------  ----------  ----------  ----------   -----------   ----------
Net investment income (loss)  . . . . . . . . .    1,690,466   1,919,621     773,338   4,779,635     4,118,655    3,860,075
Net realized and unrealized gain (loss) on
 investments:
 Net realized gain (loss) . . . . . . . . . . .      292,430     145,304      23,090    (230,607)     (169,158)    (127,733)
 Net unrealized appreciation (depreciation)
  during the period . . . . . . . . . . . . . .    2,142,494       3,756   1,225,784   1,277,686    (1,418,707)   4,205,161
                                                  ----------  ----------  ----------  ----------   -----------   ----------
Net realized and unrealized gain (loss) on
 investments. . . . . . . . . . . . . . . . . .    2,434,924     149,060   1,248,874   1,047,079    (1,587,865)   4,077,428
                                                  ----------  ----------  ----------  ----------   -----------   ----------
Net increase (decrease) in net assets resulting
 from operations  . . . . . . . . . . . . . . .   $4,125,390  $2,068,681  $2,022,212  $5,826,714   $ 2,530,790   $7,937,503
                                                  ==========  ==========  ==========  ==========   ===========   ==========
                                                                                            Small Cap          International
                                                   International Equities Subaccount    Growth Subaccount   Balanced Subaccount
                                                  ----------------------------------    ------------------  --------------------
                                                     1997          1996        1995      1997      1996*      1997        1996*
                                                  ------------  ----------  ----------  --------  --------  ----------  ----------
Investment income:
 Distributions received from:
  John Hancock Variable Series                     $ 195,240     $ 42,110    $ 29,692   $   436   $   160    $ 3,972      $  734
   Trust I  . . . . . . . . . . . . . . . . . .
  M Fund Inc. . . . . . . . . . . . . . . . . .           --           --          --        --        --         --          --
 Interest income on policy loans  . . . . . . .       15,746       13,158       9,853        --        --         --          --
                                                   ---------     --------    --------   -------   -------    -------      ------
Total investment income . . . . . . . . . . . .      210,986       55,268      39,545       436       160      3,972         734
Expenses:
 Mortality and expense risks  . . . . . . . . .       24,261       19,834      15,495     4,231       538        392          81
                                                   ---------     --------    --------   -------   -------    -------      ------
Net investment income (loss)  . . . . . . . . .      186,725       35,434      24,050    (3,795)     (378)     3,580         653
Net realized and unrealized gain (loss) on
 investments:
 Net realized gain (loss) . . . . . . . . . . .       50,829       25,854      14,367     6,475      (690)       429           9
 Net unrealized appreciation (depreciation)
  during the period . . . . . . . . . . . . . .     (463,778)     217,574     164,490    92,108    (5,174)    (4,312)        899
                                                   ---------     --------    --------   -------   -------    -------      ------
Net realized and unrealized gain (loss) on
 investments. . . . . . . . . . . . . . . . . .     (412,949)     243,428     178,857    98,583    (5,864)    (3,883)        908
                                                   ---------     --------    --------   -------   -------    -------      ------
Net increase (decrease) in net assets resulting
 from operations  . . . . . . . . . . . . . . .    $(226,224)    $278,862    $202,907   $94,788   $(6,242)   $  (303)     $1,561
                                                   =========     ========    ========   =======   =======    =======      ======

---------
* From May 1, 1996 (commencement of operations).

See accompanying notes.

JOHN HANCOCK MUTUAL VARIABLE LIFE INSURANCE ACCOUNT UV

FOR THE YEARS AND PERIODS ENDED DECEMBER 31,

                         Mid Cap Growth    Large Cap Value                                     Mid Cap Value
                           Subaccount         Subaccount         Money Market Subaccount        Subaccount
                        ----------------   ----------------  ------------------------------  -----------------
                         1997     1996*      1997    1996*     1997       1996       1995      1997     1996*
                        --------  -------  --------  ------  --------  ----------  --------  --------  -------
Investment income:
 Distributions
  received from:
  John Hancock
   Variable Series
   Trust I  . . . . .   $    --   $  411   $ 57,265  $2,056  $641,356  $1,073,915  $810,091  $150,951  $ 5,010
  M Fund Inc. . . . .        --       --         --      --        --          --        --        --       --
 Interest income on
  policy loans  . . .        --       --         --      --   148,802     160,206   155,058        --       --
                        -------   ------   --------  ------  --------  ----------  --------  --------  -------
Total investment
 income . . . . . . .        --      411     57,265   2,056   790,158   1,234,121   965,149   150,951    5,010
Expenses:
 Mortality and expense
  risks . . . . . . .     2,164      292      3,303     218    81,437     134,461    96,074     7,632      572
                        -------   ------   --------  ------  --------  ----------  --------  --------  -------
Net investment income
 (loss) . . . . . . .    (2,164)     119     53,962   1,838   708,721   1,099,660   869,075   143,319    4,438
Net realized and
 unrealized gain
 (loss) on
 investments:
 Net realized gain
  (loss). . . . . . .     5,866      (17)    17,858     588        --          --        --    10,646    8,413
 Net unrealized
  appreciation
  (depreciation)
  during the period .    66,874    1,684     80,036   4,787        --          --        --   145,409   14,211
                        -------   ------   --------  ------  --------  ----------  --------  --------  -------
Net realized and
 unrealized gain
 (loss) on investments   72,740    1,667     97,894   5,375        --          --        --   156,055   22,624
                        -------   ------   --------  ------  --------  ----------  --------  --------  -------
Net increase in net
 assets resulting from
 operations . . . . .   $70,576   $1,786   $151,856  $7,213  $708,721  $1,099,660  $869,075  $299,374  $27,062
                        =======   ======   ========  ======  ========  ==========  ========  ========  =======
                        Special Opportunities Subaccount
                        ---------------------------------
                           1997        1996        1995
                        -----------  ---------  -----------
Investment income:
 Distributions
  received from:
  John Hancock
   Variable Series
   Trust I  . . . . .   $ 407,765    $114,600    $ 22,718
  M Fund Inc. . . . .          --          --          --
 Interest income on
  policy loans  . . .          --          --          --
                        ---------    --------    --------
Total investment
 income . . . . . . .     407,765     114,600      22,718
Expenses:
 Mortality and expense
  risks . . . . . . .      22,030      10,841       3,017
                        ---------    --------    --------
Net investment income
 (loss) . . . . . . .     385,735     103,759      19,701
Net realized and
 unrealized gain
 (loss) on
 investments:
 Net realized gain
  (loss). . . . . . .     276,956      81,916       9,743
 Net unrealized
  appreciation
  (depreciation)
  during the period .    (477,912)    264,010     126,004
                        ---------    --------    --------
Net realized and
 unrealized gain
 (loss) on investments   (200,956)    345,926     135,747
                        ---------    --------    --------
Net increase in net
 assets resulting from
 operations . . . . .   $ 184,779    $449,685    $155,448
                        =========    ========    ========

---------
* From May 1, 1996 (commencement of operations).

See accompanying notes.

JOHN HANCOCK MUTUAL VARIABLE LIFE INSURANCE ACCOUNT UV

FOR THE YEARS AND PERIODS ENDED DECEMBER 31,

                                               Real Estate Equity Subaccount         Growth & Income Subaccount
                                              ------------------------------    -------------------------------------
                                                1997       1996       1995         1997         1996         1995
                                              ---------  ---------  ----------  -----------  -----------  -----------
Investment income:
 Distributions received from:
  John Hancock Variable Series Trust I  . .   $330,296   $177,243   $153,495    $25,377,474  $18,406,284  $10,687,455
  M Fund Inc. . . . . . . . . . . . . . . .         --         --         --             --           --           --
 Interest income on policy loans  . . . . .     15,261     13,041     12,322      1,728,054    1,562,266    1,397,618
                                              --------   --------   --------    -----------  -----------  -----------
Total investment income . . . . . . . . . .    345,557    190,284    165,817     27,105,528   19,968,550   12,085,073
Expenses:
 Mortality and expense risks  . . . . . . .     25,420     16,931     13,502      1,136,268      842,055      646,807
                                              --------   --------   --------    -----------  -----------  -----------
Net investment income . . . . . . . . . . .    320,137    173,353    152,315     25,969,260   19,126,495   11,438,266
Net realized and unrealized gain (loss) on
 investments:
 Net realized gain (loss) . . . . . . . . .    181,015     39,891    (39,490)     1,982,518      820,430       85,385
 Net unrealized appreciation (depreciation)
  during the period . . . . . . . . . . . .    165,392    637,301    155,992     18,247,212    4,555,481   17,351,805
                                              --------   --------   --------    -----------  -----------  -----------
Net realized and unrealized gain (loss) on
 investments. . . . . . . . . . . . . . . .    346,407    677,192    116,502     20,229,730    5,375,911   17,437,190
                                              --------   --------   --------    -----------  -----------  -----------
Net increase in net assets resulting from
 operations . . . . . . . . . . . . . . . .   $666,544   $850,545   $268,817    $46,198,990  $24,502,406  $28,875,456
                                              ========   ========   ========    ===========  ===========  ===========
                                                                                             Short-Term U.S.
                                                        Managed Subaccount                Government Subaccount
                                              --------------------------------------   -----------------------------
                                                 1997         1996          1995          1997        1996     1995
                                              -----------  ------------  ------------  -----------  --------  ------
Investment income:
 Distributions received from:
  John Hancock Variable Series Trust I  . .   $ 7,891,222  $ 8,705,892   $ 5,946,035   $1,036,747   $201,830  $2,749
  M Fund Inc. . . . . . . . . . . . . . . .            --           --            --           --         --      --
 Interest income on policy loans  . . . . .       768,231      705,413       626,984           --         --      --
                                              -----------  -----------   -----------   ----------   --------  ------
Total investment income . . . . . . . . . .     8,659,453    9,411,305     6,573,019    1,036,747    201,830   2,749
Expenses:
 Mortality and expense risks  . . . . . . .       497,030      426,946       356,869      121,572     15,305     295
                                              -----------  -----------   -----------   ----------   --------  ------
Net investment income . . . . . . . . . . .     8,162,423    8,984,359     6,216,150      915,175    186,525   2,454
Net realized and unrealized gain (loss) on
 investments:
 Net realized gain (loss) . . . . . . . . .       437,661      230,806        (6,127)     (27,616)       577     477
 Net unrealized appreciation (depreciation)
  during the period . . . . . . . . . . . .     4,941,061   (2,103,918)    7,134,666      226,435    225,129   1,735
                                              -----------  -----------   -----------   ----------   --------  ------
Net realized and unrealized gain (loss) on
 investments. . . . . . . . . . . . . . . .     5,378,722   (1,873,112)    7,128,539      198,819    225,706   2,212
                                              -----------  -----------   -----------   ----------   --------  ------
Net increase in net assets resulting from
 operations . . . . . . . . . . . . . . . .   $13,541,145  $ 7,111,247   $13,344,689   $1,113,994   $412,231  $4,666
                                              ===========  ===========   ===========   ==========   ========  ======
                                              Small Cap Value
                                                 Subaccount
                                              -----------------
                                                1997      1996*
                                              ---------  --------
Investment income:
 Distributions received from:
  John Hancock Variable Series Trust I  . .   $ 95,844    $1,653
  M Fund Inc. . . . . . . . . . . . . . . .         --        --
 Interest income on policy loans  . . . . .         --        --
                                              --------    ------
Total investment income . . . . . . . . . .     95,844     1,653
Expenses:
 Mortality and expense risks  . . . . . . .      3,270       128
                                              --------    ------
Net investment income . . . . . . . . . . .     92,574     1,525
Net realized and unrealized gain (loss) on
 investments:
 Net realized gain (loss) . . . . . . . . .     19,812        11
 Net unrealized appreciation (depreciation)
  during the period . . . . . . . . . . . .    (12,804)    2,702
                                              --------    ------
Net realized and unrealized gain (loss) on
 investments. . . . . . . . . . . . . . . .      7,008     2,713
                                              --------    ------
Net increase in net assets resulting from
 operations . . . . . . . . . . . . . . . .   $ 99,582    $4,238
                                              ========    ======

---------
* From May 1, 1996 (commencement of operations).

See accompanying notes.

JOHN HANCOCK MUTUAL VARIABLE LIFE INSURANCE ACCOUNT UV

FOR THE YEARS AND PERIODS ENDED DECEMBER 31,

                         International                                                                     Edinburgh
                         Opportunities       Equity Index      Strategic Bond   Turner Core Growth   International Equity
                           Subaccount         Subaccount         Subaccount         Subaccount            Subaccount
                        -----------------  -----------------  ---------------   -------------------  ---------------------
                          1997     1996*     1997     1996*     1997    1996*     1997      1996*      1997        1996*
                        ---------  ------  --------  -------  --------  ------  ---------  --------  ----------  ----------
Investment income:
 Distributions
  received from:
  John Hancock
   Variable Series
   Trust I  . . . . .   $  5,284   $  482  $ 54,601  $ 4,958  $ 9,400    $539    $    --    $   --    $    --     $    --
  M Fund Inc. . . . .         --       --        --       --       --      --      6,373       958      1,796         510
 Interest income on
  policy loans  . . .         --       --        --       --       --      --         --        --         --          --
                        --------   ------  --------  -------  -------    ----    -------    ------    -------     -------
Total investment
 income . . . . . . .      5,284      482    54,601    4,958    9,400     539      6,373       958      1,796         510
Expenses:
 Mortality and expense
  risks . . . . . . .      1,697      295     5,346      287      658      30        301        83        684         173
                        --------   ------  --------  -------  -------    ----    -------    ------    -------     -------
Net investment income
 (loss) . . . . . . .      3,587      187    49,255    4,671    8,742     509      6,072       875      1,112         337
Net realized and
 unrealized gain
 (loss) on
 investments:
 Net realized gain
  (loss). . . . . . .      3,191       57    14,525      620      348      36        839        48        888         (91)
 Net unrealized
  appreciation
  (depreciation)
  during the period .    (12,223)   7,271   146,714    6,278    1,260       8      6,487       784     (1,473)     (1,056)
                        --------   ------  --------  -------  -------    ----    -------    ------    -------     -------
Net realized and
 unrealized gain
 (loss) on investments    (9,032)   7,328   161,239    6,898    1,608      44      7,326       832       (585)     (1,147)
                        --------   ------  --------  -------  -------    ----    -------    ------    -------     -------
Net increase
 (decrease) in net
 assets resulting from
 operations . . . . .   $ (5,445)  $7,515  $210,494  $11,569  $10,350    $553    $13,398    $1,707    $   527     $  (810)
                        ========   ======  ========  =======  =======    ====    =======    ======    =======     =======
                               Frontier
                         Capital Appreciation
                              Subaccount
                        ---------------------
                           1997        1996*
                        ----------  ------------
Investment income:
 Distributions
  received from:
  John Hancock
   Variable Series
   Trust I  . . . . .    $    --      $   --
  M Fund Inc. . . . .      6,463          --
 Interest income on
  policy loans  . . .         --          --
                         -------      ------
Total investment
 income . . . . . . .      6,463          --
Expenses:
 Mortality and expense
  risks . . . . . . .      1,409         477
                         -------      ------
Net investment income
 (loss) . . . . . . .      5,054        (477)
Net realized and
 unrealized gain
 (loss) on
 investments:
 Net realized gain
  (loss). . . . . . .      8,970       6,683
 Net unrealized
  appreciation
  (depreciation)
  during the period .      32,469       1,317
                          -------      ------
Net realized and
 unrealized gain
 (loss) on investments    41,439       8,000
                         -------      ------
Net increase
 (decrease) in net
 assets resulting from
 operations . . . . .    $46,493      $7,523
                         =======      ======

---------
* From May 1, 1996 (commencement of operations).

See accompanying notes.

JOHN HANCOCK MUTUAL VARIABLE LIFE INSURANCE ACCOUNT UV

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE YEARS AND PERIODS ENDED DECEMBER 31,


                                                        Large Cap Growth Subaccount
                                                  ---------------------------------------
                                                     1997          1996          1995
                                                  ------------  ------------  ------------
Increase (decrease) in net assets from
 operations:
 Net investment income (loss) . . . . . . . . .   $ 1,690,466   $ 1,919,621   $   773,338
 Net realized gain (loss) . . . . . . . . . . .       292,430       145,304        23,090
 Net unrealized appreciation (depreciation)
  during the period . . . . . . . . . . . . . .     2,142,494         3,756     1,225,784
                                                  -----------   -----------   -----------
Net increase (decrease) in net assets resulting
 from operations  . . . . . . . . . . . . . . .     4,125,390     2,068,681     2,022,212
From policyholder transactions:
 Net premiums from policyholders  . . . . . . .     5,387,401     4,588,842     3,921,962
 Net benefits to policyholders  . . . . . . . .    (3,728,476)   (3,100,493)   (2,170,453)
 Net increase in policy loans . . . . . . . . .       326,883       174,445       181,384
                                                  -----------   -----------   -----------
Net increase in net assets resulting from
 policyholder transactions  . . . . . . . . . .     1,985,808     1,662,794     1,932,893
                                                  -----------   -----------   -----------
Net increase in net assets  . . . . . . . . . .     6,111,198     3,731,475     3,955,105
Net assets at beginning of period . . . . . . .    14,080,918    10,349,443     6,394,338
                                                  -----------   -----------   -----------
Net assets at end of period . . . . . . . . . .   $20,192,116   $14,080,918   $10,349,443
                                                  ===========   ===========   ===========
                                                         Sovereign Bond Subaccount
                                                  ---------------------------------------
                                                     1997          1996          1995
                                                  ------------  ------------  ------------
Increase (decrease) in net assets from
 operations:
 Net investment income (loss) . . . . . . . . .   $ 4,779,635   $ 4,118,655   $ 3,860,075
 Net realized gain (loss) . . . . . . . . . . .      (230,607)     (169,158)     (127,733)
 Net unrealized appreciation (depreciation)
  during the period . . . . . . . . . . . . . .     1,277,686    (1,418,707)    4,205,161
                                                  -----------   -----------   -----------
Net increase (decrease) in net assets resulting     5,826,714     2,530,790     7,937,503
 from operations  . . . . . . . . . . . . . . .
From policyholder transactions:
 Net premiums from policyholders  . . . . . . .    10,001,325    12,282,665     8,741,178
 Net benefits to policyholders  . . . . . . . .    (8,526,521)   (8,373,358)   (8,117,059)
 Net increase in policy loans . . . . . . . . .       474,983       344,564       344,088
                                                  -----------   -----------   -----------
Net increase in net assets resulting from
 policyholder transactions  . . . . . . . . . .     1,949,787     4,253,871       968,207
                                                  -----------   -----------   -----------
Net increase in net assets  . . . . . . . . . .     7,776,501     6,784,661     8,905,710
Net assets at beginning of period . . . . . . .    61,936,384    55,151,723    46,246,013
                                                  -----------   -----------   -----------
Net assets at end of period . . . . . . . . . .   $69,712,885   $61,936,384   $55,151,723
                                                  ===========   ===========   ===========
                                                                                             Small Cap Growth
                                                    International Equities Subaccount           Subaccount
                                                  --------------------------------------   --------------------
                                                     1997          1996          1995        1997       1996*
                                                  ------------  ------------  -----------  ----------  ---------
Increase (decrease) in net assets from
 operations:
 Net investment income (loss) . . . . . . . . .   $   186,725   $    35,434   $   24,050   $  (3,795)  $   (378)
 Net realized gain (loss) . . . . . . . . . . .        50,829        25,854       14,367       6,475       (690)
 Net unrealized appreciation (depreciation)
  during the period . . . . . . . . . . . . . .      (463,778)      217,574      164,490      92,108     (5,174)
                                                  -----------   -----------   ----------   ---------   --------
Net increase (decrease) in net assets resulting      (226,224)      278,862      202,907      94,788     (6,242)
 from operations  . . . . . . . . . . . . . . .
From policyholder transactions:
 Net premiums from policyholders  . . . . . . .     1,504,962     1,691,043    1,439,112     809,492    276,720
 Net benefits to policyholders  . . . . . . . .    (1,091,126)   (1,137,159)    (927,937)   (199,118)   (13,425)
 Net increase in policy loans . . . . . . . . .        13,761        47,823       27,649          --         --
                                                  -----------   -----------   ----------   ---------   --------
Net increase in net assets resulting from
 policyholder transactions  . . . . . . . . . .       427,597       601,707      538,824     610,374    263,295
                                                  -----------   -----------   ----------   ---------   --------
Net increase in net assets  . . . . . . . . . .       201,373       880,569      741,731     705,162    257,053
Net assets at beginning of period . . . . . . .     3,963,303     3,082,734    2,341,003     257,053         --
                                                  -----------   -----------   ----------   ---------   --------
Net assets at end of period . . . . . . . . . .   $ 4,164,676   $ 3,963,303   $3,082,734   $ 962,215   $257,053
                                                  ===========   ===========   ==========   =========   ========
                                                  International Balanced
                                                        Subaccount
                                                  -----------------------
                                                     1997         1996*
                                                  -----------  -------------
Increase (decrease) in net assets from
 operations:
 Net investment income (loss) . . . . . . . . .    $ 3,580       $   653
 Net realized gain (loss) . . . . . . . . . . .        429             9
 Net unrealized appreciation (depreciation)
  during the period . . . . . . . . . . . . . .     (4,312)          899
                                                   -------       -------
Net increase (decrease) in net assets resulting       (303)        1,561
 from operations  . . . . . . . . . . . . . . .
From policyholder transactions:
 Net premiums from policyholders  . . . . . . .     62,380        32,725
 Net benefits to policyholders  . . . . . . . .     (9,531)       (1,520)
 Net increase in policy loans . . . . . . . . .         --            --
                                                   -------       -------
Net increase in net assets resulting from
 policyholder transactions  . . . . . . . . . .     52,849        31,205
                                                   -------       -------
Net increase in net assets  . . . . . . . . . .     52,546        32,766
Net assets at beginning of period . . . . . . .     32,766            --
                                                   -------       -------
Net assets at end of period . . . . . . . . . .    $85,312       $32,766
                                                   =======       =======

---------
* From May 1, 1996 (commencement of operations).

See accompanying notes.

JOHN HANCOCK MUTUAL VARIABLE LIFE INSURANCE ACCOUNT UV

FOR THE YEARS AND PERIODS ENDED DECEMBER 31,

                                                                       Mid Cap Growth         Large Cap Value
                                                                         Subaccount             Subaccount
                                                                    --------------------   ---------------------
                                                                      1997       1996*        1997       1996*
                                                                    ----------  ---------  -----------  ---------

Increase in net assets from operations:
 Net investment income (loss) . . . . . . . . . . . . . . . . . .   $  (2,164)  $    119   $   53,962   $  1,838
 Net realized gain (loss) . . . . . . . . . . . . . . . . . . . .       5,866        (17)      17,858        588
 Net unrealized appreciation (depreciation) during the
  period  . . . . . . . . . . . . . . . . . . . . . . . . . . . .      66,874      1,684       80,036      4,787
                                                                    ---------   --------   ----------   --------
Net increase in net assets resulting from operations  . . . . . .      70,576      1,786      151,856      7,213
From policyholder transactions:
 Net premiums from policyholders  . . . . . . . . . . . . . . . .     457,341    172,848    1,506,756    107,940
 Net benefits to policyholders  . . . . . . . . . . . . . . . . .    (125,239)    (9,482)     (85,021)   (10,621)
 Net increase (decrease) in policy loans  . . . . . . . . . . . .          --         --           --         --
                                                                    ---------   --------   ----------   --------
Net increase (decrease) in net assets resulting from policyholder
 transactions . . . . . . . . . . . . . . . . . . . . . . . . . .     332,102    163,366    1,421,735     97,319
                                                                    ---------   --------   ----------   --------
Net increase (decrease) in net assets . . . . . . . . . . . . . .     402,678    165,152    1,573,591    104,532
Net assets at beginning of period . . . . . . . . . . . . . . . .     165,152         --      104,532         --
                                                                    ---------   --------   ----------   --------
Net assets at end of period . . . . . . . . . . . . . . . . . . .   $ 567,830   $165,152   $1,678,123   $104,532
                                                                    =========   ========   ==========   ========
                                                                            Money Market Subaccount
                                                                    ----------------------------------------
                                                                       1997           1996          1995
                                                                    ------------  -------------  ------------
Increase in net assets from operations:
 Net investment income (loss) . . . . . . . . . . . . . . . . . .   $   708,721   $  1,099,660   $   869,075
 Net realized gain (loss) . . . . . . . . . . . . . . . . . . . .            --             --            --
 Net unrealized appreciation (depreciation) during the
  period  . . . . . . . . . . . . . . . . . . . . . . . . . . . .            --             --            --
                                                                    -----------   ------------   -----------
Net increase in net assets resulting from operations  . . . . . .       708,721      1,099,660       869,075
From policyholder transactions:
 Net premiums from policyholders  . . . . . . . . . . . . . . . .    11,210,536     34,216,886    13,611,860
 Net benefits to policyholders  . . . . . . . . . . . . . . . . .    (9,620,370)   (44,096,427)   (2,969,848)
 Net increase (decrease) in policy loans  . . . . . . . . . . . .       103,247       (134,332)      149,842
                                                                    -----------   ------------   -----------
Net increase (decrease) in net assets resulting from policyholder
 transactions . . . . . . . . . . . . . . . . . . . . . . . . . .     1,693,413    (10,013,873)   10,791,854
                                                                    -----------   ------------   -----------
Net increase (decrease) in net assets . . . . . . . . . . . . . .     2,402,134     (8,914,213)   11,660,929
Net assets at beginning of period . . . . . . . . . . . . . . . .    12,083,106     20,997,319     9,336,390
                                                                    -----------   ------------   -----------
Net assets at end of period . . . . . . . . . . . . . . . . . . .   $14,485,240   $ 12,083,106   $20,997,319
                                                                    ===========   ============   ===========
                                                                        Mid Cap Value
                                                                         Subaccount           Special Opportunities Subaccount
                                                                    ---------------------   ------------------------------------
                                                                       1997       1996*        1997          1996         1995
                                                                    -----------  ---------  ------------  -----------  ------------
Increase in net assets from operations:
 Net investment income (loss) . . . . . . . . . . . . . . . . . .   $  143,319   $  4,438   $   385,735   $  103,759    $  19,701
 Net realized gain (loss) . . . . . . . . . . . . . . . . . . . .       10,646      8,413       276,956       81,916        9,743
 Net unrealized appreciation (depreciation) during the
  period  . . . . . . . . . . . . . . . . . . . . . . . . . . . .      145,409     14,211      (477,912)     264,010      126,004
                                                                    ----------   --------   -----------   ----------    ---------
Net increase in net assets resulting from operations  . . . . . .      299,374     27,062       184,779      449,685      155,448
From policyholder transactions:
 Net premiums from policyholders  . . . . . . . . . . . . . . . .    1,620,752    284,225     2,554,133    2,077,582      774,566
 Net benefits to policyholders  . . . . . . . . . . . . . . . . .     (112,395)   (82,860)   (1,628,677)    (497,713)    (164,561)
 Net increase (decrease) in policy loans  . . . . . . . . . . . .           --         --            --           --           --
                                                                    ----------   --------   -----------   ----------    ---------
Net increase (decrease) in net assets resulting from policyholder
 transactions . . . . . . . . . . . . . . . . . . . . . . . . . .    1,508,357    201,365       925,456    1,579,869      610,005
                                                                    ----------   --------   -----------   ----------    ---------
Net increase (decrease) in net assets . . . . . . . . . . . . . .    1,807,731    228,427     1,110,235    2,029,554      765,453
Net assets at beginning of period . . . . . . . . . . . . . . . .      228,427         --     2,981,726      952,172      186,719
                                                                    ----------   --------   -----------   ----------    ---------
Net assets at end of period . . . . . . . . . . . . . . . . . . .   $2,036,158   $228,427   $ 4,091,961   $2,981,726    $ 952,172
                                                                    ==========   ========   ===========   ==========    =========

---------
* From May 1, 1996 (commencement of operations).

See accompanying notes.

JOHN HANCOCK MUTUAL VARIABLE LIFE INSURANCE ACCOUNT UV

FOR THE YEARS AND PERIODS ENDED DECEMBER 31,

                                                      Real Estate Equity Subaccount
                                                  --------------------------------------
                                                     1997          1996          1995
                                                  ------------  ------------  ----------
Increase in net assets from operations:
 Net investment income  . . . . . . . . . . . .   $   320,137   $   173,353   $  152,315
 Net realized gain (loss) . . . . . . . . . . .       181,015        39,891      (39,490)
 Net unrealized appreciation (depreciation)
  during the period . . . . . . . . . . . . . .       165,392       637,301      155,992
                                                  -----------   -----------   ----------
Net increase in net assets resulting from
 operations . . . . . . . . . . . . . . . . . .       666,544       850,545      268,817
From policyholder transactions:
 Net premiums from policyholders  . . . . . . .     1,748,132     1,161,434    1,086,721
 Net benefits to policyholders  . . . . . . . .    (1,218,783)   (1,008,266)    (814,812)
 Net increase (decrease) in policy loans  . . .        34,311        33,973      (13,207)
Net increase (decrease) in net assets resulting
 from policyholder transactions . . . . . . . .       563,660       187,141      258,702
                                                  -----------   -----------   ----------
Net increase (decrease) in net assets . . . . .     1,230,204     1,037,686      527,519
Net assets at beginning of period . . . . . . .     3,644,506     2,606,820    2,079,301
                                                  -----------   -----------   ----------
Net assets at end of period . . . . . . . . . .   $ 4,874,710   $ 3,644,506   $2,606,820
                                                  ===========   ===========   ==========

                                                          Growth & Income Subaccount
                                                  ------------------------------------------
                                                      1997           1996           1995
                                                  -------------  -------------  ------------
Increase in net assets from operations:
 Net investment income  . . . . . . . . . . . .   $ 25,969,260   $ 19,126,495   $ 11,438,266
 Net realized gain (loss) . . . . . . . . . . .      1,982,518        820,430         85,385
 Net unrealized appreciation (depreciation)
  during the period . . . . . . . . . . . . . .     18,247,212      4,555,481     17,351,805
                                                  ------------   ------------   ------------
Net increase in net assets resulting from           46,198,990     24,502,406     28,875,456
 operations . . . . . . . . . . . . . . . . . .
From policyholder transactions:
 Net premiums from policyholders  . . . . . . .     30,351,780     32,903,369     20,933,714
 Net benefits to policyholders  . . . . . . . .    (24,619,851)   (21,130,764)   (16,972,544)
 Net increase (decrease) in policy loans  . . .      3,346,307      1,965,133      1,898,826
Net increase (decrease) in net assets resulting
 from policyholder transactions . . . . . . . .      9,078,236     13,737,738      5,859,996
                                                  ------------   ------------   ------------
Net increase (decrease) in net assets . . . . .     55,277,226     38,240,144     34,735,452
Net assets at beginning of period . . . . . . .    169,706,825    131,466,681     96,731,229
                                                  ------------   ------------   ------------
Net assets at end of period . . . . . . . . . .   $224,984,051   $169,706,825   $131,466,681
                                                  ============   ============   ============

                                                              Managed Subaccount
                                                  ------------------------------------------
                                                      1997           1996           1995
                                                  -------------  -------------  ------------
Increase in net assets from operations:
 Net investment income  . . . . . . . . . . . .   $  8,162,423   $  8,984,359   $  6,216,150
 Net realized gain (loss) . . . . . . . . . . .        437,661        230,806         (6,127)
 Net unrealized appreciation (depreciation)
  during the period . . . . . . . . . . . . . .      4,941,061     (2,103,918)     7,134,666
                                                  ------------   ------------   ------------
Net increase in net assets resulting from           13,541,145      7,111,247     13,344,689
 operations . . . . . . . . . . . . . . . . . .
From policyholder transactions:
 Net premiums from policyholders  . . . . . . .     13,194,907     14,481,195     13,141,463
 Net benefits to policyholders  . . . . . . . .    (14,539,295)   (12,942,967)   (11,680,334)
 Net increase (decrease) in policy loans  . . .      1,257,640        719,880      1,120,431
Net increase (decrease) in net assets resulting
 from policyholder transactions . . . . . . . .        (86,748)     2,258,108      2,581,560
                                                  ------------   ------------   ------------
Net increase (decrease) in net assets . . . . .     13,454,397      9,369,355     15,926,249
Net assets at beginning of period . . . . . . .     80,603,518     71,234,163     55,307,914
                                                  ------------   ------------   ------------
Net assets at end of period . . . . . . . . . .   $ 94,057,915   $ 80,603,518   $ 71,234,163
                                                  ============   ============   ============
                                                             Short-Term U.S.
                                                          Government Subaccount
                                                  ----------------------------------------
                                                      1997           1996         1995
                                                  -------------  ------------  -----------
Increase in net assets from operations:
 Net investment income  . . . . . . . . . . . .   $    915,175   $   186,525    $  2,454
 Net realized gain (loss) . . . . . . . . . . .        (27,616)          577         477
 Net unrealized appreciation (depreciation)
  during the period . . . . . . . . . . . . . .        226,435       225,129       1,735
                                                  ------------   -----------    --------
Net increase in net assets resulting from            1,113,994       412,231       4,666
 operations . . . . . . . . . . . . . . . . . .
From policyholder transactions:
 Net premiums from policyholders  . . . . . . .        116,602    24,721,092      68,539
 Net benefits to policyholders  . . . . . . . .    (26,168,835)     (147,655)    (14,808)
 Net increase (decrease) in policy loans  . . .             --            --          --
Net increase (decrease) in net assets resulting
 from policyholder transactions . . . . . . . .    (26,052,233)   24,573,437      53,731
                                                  ------------   -----------    --------
Net increase (decrease) in net assets . . . . .    (24,938,239)   24,985,668      58,397
Net assets at beginning of period . . . . . . .     25,065,342        79,674      21,277
                                                  ------------   -----------    --------
Net assets at end of period . . . . . . . . . .   $    127,103   $25,065,342    $ 79,674
                                                  ============   ===========    ========

---------
See accompanying notes.

JOHN HANCOCK MUTUAL VARIABLE LIFE INSURANCE ACCOUNT UV

FOR THE YEARS AND PERIODS ENDED DECEMBER 31,

                                      Small Cap Value      International Opportunities       Equity Index
                                         Subaccount                Subaccount                 Subaccount
                                    --------------------   ----------------------------  ---------------------
                                       1997       1996*        1997           1996*          1997       1996*
                                    -----------  --------  -------------  -------------  -----------  --------
Increase (decrease) in net assets
 from operations:
 Net investment income
  (loss)  . . . . . . . . . . . .   $   92,574   $ 1,525     $  3,587       $    187     $   49,255   $  4,671
 Net realized gain (loss) . . . .       19,812        11        3,191             57         14,525        620
 Net unrealized appreciation
  (depreciation) during the period     (12,804)    2,702      (12,223)         7,271        146,714      6,278
                                    ----------   -------     --------       --------     ----------   --------
Net increase (decrease) in net
 assets resulting from operations       99,582     4,238       (5,445)         7,515        210,494     11,569
From policyholder transactions:
 Net premiums from policyholders     1,224,547    63,825      295,915        141,907      1,827,052    234,122
 Net benefits to
  policyholders . . . . . . . . .     (137,364)   (3,155)     (46,736)        (4,149)      (149,826)    (9,816)
 Net increase in policy
  loans . . . . . . . . . . . . .           --        --           --             --             --         --
                                    ----------   -------     --------       --------     ----------   --------
Net increase in net assets
 resulting from policyholder
 transactions . . . . . . . . . .    1,087,183    60,670      249,179        137,758      1,677,226    224,306
                                    ----------   -------     --------       --------     ----------   --------
Net increase in net assets  . . .    1,186,765    64,908      243,734        145,273      1,887,720    235,875
Net assets at beginning of
 period . . . . . . . . . . . . .       64,908        --      145,273             --        235,875         --
                                    ----------   -------     --------       --------     ----------   --------
Net assets at end of period . . .   $1,251,673   $64,908     $389,007       $145,273     $2,123,595   $235,875
                                    ==========   =======     ========       ========     ==========   ========

                                                                                 Edinburgh          Frontier Capital
                                      Strategic Bond        Turner Core        International          Appreciation
                                        Subaccount       Growth Subaccount   Equity Subaccount         Subaccount
                                    ------------------   ------------------  ------------------   ---------------------
                                      1997      1996*      1997     1996*      1997      1996*      1997       1996*
                                    ---------  -------   --------  --------  ---------  -------   ---------  ----------
Increase (decrease) in net assets
 from operations:
 Net investment income
  (loss)  . . . . . . . . . . . .   $  8,742   $   509   $ 6,072   $   875   $  1,112   $   337   $  5,054    $   (477)
 Net realized gain (loss) . . . .        348        36       839        48        888       (91)     8,970       6,683
 Net unrealized appreciation
  (depreciation) during the period     1,260         8     6,487       784     (1,473)   (1,056)    32,469       1,317
                                    --------   -------   -------   -------   --------   -------   --------    --------
Net increase (decrease) in net
 assets resulting from operations     10,350       553    13,398     1,707        527      (810)    46,493       7,523
From policyholder transactions:
 Net premiums from policyholders     161,548    13,347    33,658    28,147     82,259    91,573    138,553     230,461
 Net benefits to
  policyholders . . . . . . . . .    (37,799)     (682)   (7,208)   (1,062)   (45,350)   (1,860)   (70,647)    (78,775)
 Net increase in policy
  loans . . . . . . . . . . . . .         --        --        --        --         --        --         --          --
                                    --------   -------   -------   -------   --------   -------   --------    --------
Net increase in net assets
 resulting from policyholder
 transactions . . . . . . . . . .    123,749    12,665    26,450    27,085     36,909    89,713     67,906     151,686
                                    --------   -------   -------   -------   --------   -------   --------    --------
Net increase in net assets  . . .    134,099    13,218    39,848    28,792     37,436    88,903    114,399     159,209
Net assets at beginning of
 period . . . . . . . . . . . . .     13,218        --    28,792        --     88,903        --    159,209          --
                                    --------   -------   -------   -------   --------   -------   --------    --------
Net assets at end of period . . .   $147,317   $13,218   $68,640   $28,792   $126,339   $88,903   $273,608    $159,209
                                    ========   =======   =======   =======   ========   =======   ========    ========

---------
* From May 1, 1996 (commencement of operations).

See accompanying notes.

JOHN HANCOCK MUTUAL VARIABLE LIFE INSURANCE ACCOUNT UV

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 1997

1. ORGANIZATION

   John Hancock Mutual Variable Life Insurance Account UV (the Account) is a separate investment account of John Hancock Mutual Life Insurance Company (JHMLICO or John Hancock). John Hancock Mutual Variable Life Insurance Account UV was formed to fund variable life insurance policies (Policies) issued by JHMLICO. The Account is operated as a unit investment trust registered under the Investment Company Act of 1940, as amended, and currently consists of twenty-one subaccounts. The assets of each subaccount are invested exclusively in shares of a corresponding Portfolio of John Hancock Variable Series Trust I (the Fund) or of M Fund Inc. (M Fund). New subaccounts may be added as new Portfolios are added to the Fund or to M Fund, or as other investment options are developed, and made available to policyholders. The twenty-one Portfolios of the Fund and M Fund which are currently available are the Large Cap Growth, Sovereign Bond, International Equities, Small Cap Growth, International Balanced, Mid Cap Growth, Large Cap Value, Money Market, Mid Cap Value, Special Opportunities, Real Estate Equity, Growth & Income, Managed, Short-Term U.S. Government, Small Cap Value, International Opportunities, Equity Index, Strategic Bond, Turner Core Growth, Edinburgh International Equity and Frontier Capital Appreciation Portfolios. Each Portfolio has a different investment objective.

   The net assets of the Account may not be less than the amount required under state insurance law to provide for death benefits (without regard to the minimum death benefit guarantee) and other policy benefits. Additional assets are held in JHMLICO's general account to cover the contingency that the guaranteed minimum death benefit might exceed the death benefit which would have been payable in the absence of such guarantee.

   The assets of the Account are the property of JHMLICO. The portion of the Account's assets applicable to the policies may not be charged with liabilities arising out of any other business JHMLICO may conduct.

2. SIGNIFICANT ACCOUNTING POLICIES

ESTIMATES

   The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities, at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

VALUATION OF INVESTMENTS

   Investment in shares of the Fund and of M Fund are valued at the reported net asset values of the respective Portfolios. Investment transactions are recorded on the trade date. Dividend income is recognized on the ex-dividend date. Realized gains and losses on sales of Fund shares are determined on the basis of identified cost.

FEDERAL INCOME TAXES

   The operations of the Account are included in the federal income tax return of JHMLICO, which is taxed as a life insurance company under the Internal Revenue Code. JHMLICO has the right to charge the Account any federal

JOHN HANCOCK MUTUAL VARIABLE LIFE INSURANCE ACCOUNT UV

2. SIGNIFICANT ACCOUNTING POLICIES--CONTINUED

income taxes, or provision for federal income taxes, attributable to the operations of the Account or to the Policies funded in the Account. Currently, JHMLICO does not make a charge for income or other taxes. Charges for state and local taxes, if any, attributable to the Account may also be made.

EXPENSES

   JHMLICO assumes mortality and expense risks of the variable life insurance policies for which asset charges are deducted at various rates ranging from .50% to .625%, depending on the type of policy, of net assets (excluding policy loans) of the Account. Additionally, a monthly charge at varying levels for the cost of extra insurance is deducted from the net assets of the Account.

   JHMLICO makes certain deductions for administrative expenses and state premium taxes from premium payments before amounts are transferred to the Account.

POLICY LOANS

   Policy loans represent outstanding loans plus accrued interest. Interest is accrued (net of a charge for policy loan administration determined at an annual rate of .75% of the aggregate amount of policyholder indebtedness) and compounded daily.

3. TRANSACTIONS WITH AFFILIATES

   JHMLICO acts as the distributor, principal underwriter and investment advisor for the Fund.

   Certain officers of the Account are officers and directors of JHMLICO or the Fund.

JOHN HANCOCK MUTUAL VARIABLE LIFE INSURANCE ACCOUNT UV

4. DETAILS OF INVESTMENTS

   The details of the shares owned and cost and value of investments in the Portfolios of the Fund and of M Fund at December 31, 1997 were as follows:

Subaccount                        Shares Owned       Cost          Value
----------                        ------------       ----          -----

Large Cap Growth  . . . . . . .       895,075   $ 15,892,909   $ 18,634,480
Sovereign Bond  . . . . . . . .     6,034,072     60,417,965     60,032,856
International Equities  . . . .       259,525      4,122,639      3,944,730
Small Cap Growth  . . . . . . .        84,822        875,281        962,215
International Balanced  . . . .         8,438         88,725         85,312
Mid Cap Growth  . . . . . . . .        47,615        499,272        567,830
Large Cap Value . . . . . . . .       123,668      1,593,299      1,678,123
Money Market  . . . . . . . . .     1,225,500     12,254,998     12,254,998
Mid Cap Value . . . . . . . . .       146,845      1,876,539      2,036,158
Special Opportunities . . . . .       265,969      4,181,272      4,091,961
Real Estate Equity  . . . . . .       292,206      3,801,801      4,649,139
Growth & Income . . . . . . . .    12,021,535    168,816,740    199,623,682
Managed . . . . . . . . . . . .     5,789,690     77,812,548     83,078,514
Short-Term U.S. Government  . .        12,605        127,250        127,103
Small Cap Value . . . . . . . .       100,931      1,261,774      1,251,673
International Opportunities . .        36,605        393,990        389,007
Equity Index  . . . . . . . . .       149,410      1,970,603      2,123,595
Strategic Bond  . . . . . . . .        14,383        146,050        147,317
Turner Core Growth  . . . . . .         5,084         61,369         68,640
Edinburgh International Equity         12,685        128,867        126,339
Frontier Capital Appreciation .        18,338        239,823        273,608

JOHN HANCOCK MUTUAL VARIABLE LIFE INSURANCE ACCOUNT UV

4. DETAILS OF INVESTMENTS--CONTINUED

   Purchases, including reinvestment of dividend distributions and proceeds from the sales of shares in the Portfolios of the Fund and of M Fund during 1997, were as follows:

Subaccount                                        Purchases       Sales
----------                                        ---------       -----

Large Cap Growth . . . . . . . . . . . . . . .   $ 4,736,825   $ 1,400,399
Sovereign Bond . . . . . . . . . . . . . . . .    10,368,825     4,136,318
International Equities . . . . . . . . . . . .     1,118,754       518,717
Small Cap Growth . . . . . . . . . . . . . . .       722,061       115,483
International Balanced . . . . . . . . . . . .        65,555         9,126
Mid Cap Growth . . . . . . . . . . . . . . . .       402,499        72,561
Large Cap Value  . . . . . . . . . . . . . . .     1,570,481        94,785
Money Market . . . . . . . . . . . . . . . . .    10,270,729     7,975,918
Mid Cap Value  . . . . . . . . . . . . . . . .     1,700,997        49,320
Special Opportunities  . . . . . . . . . . . .     2,282,246       971,054
Real Estate Equity . . . . . . . . . . . . . .     1,690,164       840,607
Growth & Income  . . . . . . . . . . . . . . .    40,552,905     8,979,442
Managed  . . . . . . . . . . . . . . . . . . .    14,242,930     7,470,857
Short-Term U.S. Government . . . . . . . . . .     1,111,536    26,248,593
Small Cap Value  . . . . . . . . . . . . . . .     1,278,340        98,584
International Opportunities  . . . . . . . . .       291,672        38,875
Equity Index . . . . . . . . . . . . . . . . .     1,806,826        80,346
Strategic Bond . . . . . . . . . . . . . . . .       165,467        32,975
Turner Core Growth . . . . . . . . . . . . . .       346,070         7,548
Edinburgh International Equity . . . . . . . .        73,973        35,953
Frontier Capital Appreciation  . . . . . . . .       137,628        71,165


5. IMPACT OF YEAR 2000 (UNAUDITED)

   John Hancock Mutual Variable Life Insurance Account UV, along with John Hancock Mutual Life Insurance Company, its ultimate parent (together, John Hancock), have developed a plan to modify or replace significant portions of the Account's computer information and automated technologies so that its systems will function properly with respect to the dates in the year 2000 and thereafter. The Account presently believes that with modifications to existing systems and conversions to new technologies, the year 2000 will not pose significant operational problems for its computer systems. However, if certain modifications and conversions are not made, or are not completed timely, the year 2000 issue could have an adverse impact on the operations of the Account.

   John Hancock as early as 1994 had begun assessing, modifying and converting the software related to its significant systems and has initiated formal communications with its significant business partners and customers to determine the extent to which John Hancock's interface systems are vulnerable to those third parties' failure to remediate their own year 2000 issues. While John Hancock is developing alternative third-party processing arrangements as it deems appropriate, there is no guarantee that the systems of other companies on which the Account's systems rely will be converted timely or will not have an adverse effect on the Account's systems.

JOHN HANCOCK MUTUAL VARIABLE LIFE INSURANCE ACCOUNT UV

5. IMPACT OF YEAR 2000 (UNAUDITED)--CONTINUED

   The Account expects the project to be substantially complete by early 1999. This completion target was derived utilizing numerous assumptions of future events, including availability of certain resources and other factors. However, there can be no guarantee that this completion target will be achieved.

               REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

Policyholders
John Hancock Mutual Variable Life Insurance Account UV of John Hancock Mutual Life Insurance Company

We have audited the accompanying statement of assets and liabilities of John Hancock Mutual Variable Life Insurance Account UV (the Account) (comprising, respectively, the Large Cap Growth, Sovereign Bond, International Equities, Small Cap Growth, International Balanced, Mid Cap Growth, Large Cap Value, Money Market, Mid Cap Value, Special Opportunities, Real Estate Equity, Growth & Income, Managed, Short-Term U.S. Government, Small Cap Value, International Opportunities, Equity Index, Strategic Bond, Turner Core Growth, Edinburgh International Equity and Frontier Capital Appreciation Subaccounts) as of December 31, 1997, and the related statements of operations, and statements of changes in net assets for each of the periods indicated therein. These financial statements are the responsibility of the Account's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the respective subaccounts constituting John Hancock Mutual Variable Life Insurance Account UV at December 31, 1997, the results of their operations and changes in their net assets for each of the periods indicated, in conformity with generally accepted accounting principles.

                                                               Ernst & Young LLP


Boston, Massachusetts
February 6, 1998

               REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

To the Directors and Policyholders
John Hancock Mutual Life Insurance Company

We have audited the accompanying statutory-basis statements of financial position of John Hancock Mutual Life Insurance Company as of December 31, 1997 and 1996, and the related statutory-basis statements of operations and changes in policyholders' contingency reserves and cash flows for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As described in Note 1 to the financial statements, the Company presents its financial statements in conformity with accounting practices prescribed or permitted by the Commonwealth of Massachusetts Division of Insurance, which practices differ from generally accepted accounting principles. The variances between such practices and generally accepted accounting principles also are described in Note 1. The effects on the financial statements of these variances are not reasonably determinable but are presumed to be material.

In our opinion, because of the effects of the matter described in the preceding paragraph, the financial statements referred to above do not present fairly, in conformity with generally accepted accounting principles, the financial position of John Hancock Mutual Life Insurance Company at December 31, 1997 and 1996, or the results of its operations or its cash flows for the year ended December 31, 1997.

Also, in our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of John Hancock Mutual Life Insurance Company at December 31, 1997 and 1996, and the results of its operations and its cash flows for the years then ended in conformity with accounting practices prescribed or permitted by the Commonwealth of Massachusetts Division of Insurance.

                                                               Ernst & Young LLP


Boston, Massachusetts
February 18, 1998

JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY

STATUTORY-BASIS STATEMENTS OF FINANCIAL POSITION


                                                              December 31
                                                          --------------------
                                                            1997        1996
                                                            ----        ----
                                                              (In millions)
ASSETS
Bonds--Note 6  . . . . . . . . . . . . . . . . . . . .   $22,986.0   $22,467.0
Stocks:
  Preferred  . . . . . . . . . . . . . . . . . . . . .       640.6       416.2
  Common . . . . . . . . . . . . . . . . . . . . . . .       256.9       249.8
  Investments in affiliates  . . . . . . . . . . . . .     1,442.0     1,268.9
                                                         ---------   ---------
                                                           2,339.5     1,934.9
Mortgage loans on real estate--Note 6  . . . . . . . .     7,851.2     7,964.0
Real estate:
  Company occupied . . . . . . . . . . . . . . . . . .       375.1       372.1
  Investment properties  . . . . . . . . . . . . . . .     1,893.4     2,042.3
                                                         ---------   ---------
                                                           2,268.5     2,414.4
Policy loans . . . . . . . . . . . . . . . . . . . . .     1,577.3     1,589.3
Cash items:
  Cash in banks and offices  . . . . . . . . . . . . .       176.0       348.4
  Temporary cash investments . . . . . . . . . . . . .       548.8     1,068.3
                                                         ---------   ---------
                                                             724.8     1,416.7
Premiums due and deferred  . . . . . . . . . . . . . .       222.3       278.4
Investment income due and accrued  . . . . . . . . . .       505.8       547.8
Other general account assets . . . . . . . . . . . . .       948.6     1,009.9
Assets held in separate accounts . . . . . . . . . . .    16,021.7    13,969.1
                                                         ---------   ---------
TOTAL ASSETS . . . . . . . . . . . . . . . . . . . . .   $55,445.7   $53,591.5
                                                         =========   =========
OBLIGATIONS AND POLICYHOLDERS' CONTINGENCY RESERVES
OBLIGATIONS
  Policy reserves  . . . . . . . . . . . . . . . . . .   $19,206.6   $18,544.0
  Policyholders' and beneficiaries' funds  . . . . . .    13,985.1    14,679.3
  Dividends payable to policyholders . . . . . . . . .       399.7       395.5
  Policy benefits in process of payment  . . . . . . .       115.5       236.3
  Other policy obligations . . . . . . . . . . . . . .       214.8       210.5
  Asset valuation reserve--Note 1  . . . . . . . . . .     1,165.7     1,064.8
  Federal income and other accrued taxes--Note 1 . . .        96.9       125.1
  Other general account obligations  . . . . . . . . .     1,084.5     1,521.7
  Obligations related to separate accounts . . . . . .    16,019.1    13,958.2
                                                         ---------   ---------
TOTAL OBLIGATIONS  . . . . . . . . . . . . . . . . . .    52,287.9    50,735.4
POLICYHOLDERS' CONTINGENCY RESERVES
  Surplus notes--Note 2  . . . . . . . . . . . . . . .       450.0       450.0
  Special contingency reserve for group insurance  . .       151.8       194.8
  General contingency reserve  . . . . . . . . . . . .     2,556.0     2,211.3
                                                         ---------   ---------
TOTAL POLICYHOLDERS' CONTINGENCY RESERVES  . . . . . .     3,157.8     2,856.1
                                                         ---------   ---------
TOTAL OBLIGATIONS AND POLICYHOLDERS' CONTINGENCY
 RESERVES. . . . . . . . . . . . . . . . . . . . . . .   $55,445.7   $53,591.5
                                                         =========   =========

The accompanying notes are an integral part of the statutory-basis financial statements.

JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY

STATUTORY-BASIS STATEMENTS OF OPERATIONS AND CHANGES IN POLICYHOLDERS' CONTINGENCY RESERVES

                                                     Year ended December 31
                                                     -----------------------
                                                        1997          1996
                                                        ----          ----
                                                          (In millions)
INCOME
  Premiums, annuity considerations and pension fund
    contributions. . . . . . . . . . . . . . . . .   $ 7,371.6     $ 8,003.1
  Net investment income--Note 4  . . . . . . . . .     2,856.1       2,803.1
  Other, net . . . . . . . . . . . . . . . . . . .       119.0          68.6
                                                     ---------     ---------
                                                      10,346.7      10,874.8
BENEFITS AND EXPENSES
  Payments to policyholders and beneficiaries:
     Death benefits  . . . . . . . . . . . . . . .       737.4         886.8
     Accident and health benefits  . . . . . . . .       121.4         300.9
     Annuity benefits  . . . . . . . . . . . . . .     1,668.2       1,539.4
     Surrender benefits and annuity fund
      withdrawals. . . . . . . . . . . . . . . . .     6,293.1       5,565.4
     Matured endowments  . . . . . . . . . . . . .        21.0          20.6
                                                     ---------     ---------
                                                       8,841.1       8,313.1
  Additions to reserves to provide for future
    payments to policyholders and beneficiaries  .      (186.7)        880.5
  Expenses of providing service to policyholders
    and obtaining new insurance:
     Field sales compensation and expenses . . . .       278.3         275.0
     Home office and general expenses  . . . . . .       479.7         514.8
  Payroll, state premium and miscellaneous taxes .        49.9          70.9
                                                     ---------     ---------
                                                       9,462.3      10,054.3
        GAIN FROM OPERATIONS BEFORE DIVIDENDS TO
         POLICYHOLDERS, FEDERAL INCOME TAXES AND
         NET REALIZED CAPITAL LOSSES . . . . . . .       884.4         820.5
Dividends to policyholders . . . . . . . . . . . .       398.2         399.4
Federal income taxes--Note 1 . . . . . . . . . . .        18.9         107.1
                                                     ---------     ---------
                                                         417.1         506.5
                                                     ---------     ---------
        GAIN FROM OPERATIONS BEFORE NET REALIZED
         CAPITAL LOSSES  . . . . . . . . . . . . .       467.3         314.0
Net realized capital losses--Note 5  . . . . . . .       (89.8)        (43.6)
                                                     ---------     ---------
        NET INCOME . . . . . . . . . . . . . . . .       377.5         270.4
OTHER INCREASES (DECREASES) IN POLICYHOLDERS'
CONTINGENCY RESERVES:
  Net unrealized capital gains and other
    adjustments--Note 5  . . . . . . . . . . . . .   $    58.6     $   191.7
  Valuation reserve changes--Note 1  . . . . . . .         1.4         (27.5)
  Prior years' federal income taxes  . . . . . . .       (35.6)        (28.9)
  Other reserves and adjustments, net  . . . . . .      (100.2)        (83.1)
                                                     ---------     ---------
        NET INCREASE IN POLICYHOLDERS' CONTINGENCY
         RESERVES. . . . . . . . . . . . . . . . .       301.7         322.6
Policyholders' contingency reserves at beginning of
 year. . . . . . . . . . . . . . . . . . . . . . .     2,856.1       2,533.5
                                                     ---------     ---------
        POLICYHOLDERS' CONTINGENCY RESERVES AT END
         OF YEAR . . . . . . . . . . . . . . . . .   $ 3,157.8     $ 2,856.1
                                                     =========     =========

The accompanying notes are an integral part of the statutory-basis financial statements.

JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY

STATUTORY-BASIS STATEMENTS OF CASH FLOWS

                                                      Year ended December 31
                                                      -----------------------
                                                         1997         1996
                                                         ----         ----
                                                          (In millions)
CASH FLOWS FROM OPERATING ACTIVITIES:
  Insurance premiums, annuity considerations and
    deposits. . . . . . . . . . . . . . . . . . . .   $  7,518.8    $ 8,120.4
  Net investment income . . . . . . . . . . . . . .      2,988.7      2,965.5
  Benefits to policyholders and beneficiaries . . .     (9,030.3)    (8,476.6)
  Dividends paid to policyholders . . . . . . . . .       (394.0)      (382.6)
  Insurance expenses and taxes  . . . . . . . . . .       (815.3)      (884.1)
  Net transfers from separate accounts  . . . . . .        896.8        198.2
  Other, net  . . . . . . . . . . . . . . . . . . .       (798.3)      (602.7)
                                                      ----------    ---------
     NET CASH PROVIDED FROM OPERATIONS  . . . . . .        366.4        938.1
                                                      ----------    ---------
CASH FLOWS USED IN INVESTING ACTIVITIES:
  Bond purchases  . . . . . . . . . . . . . . . . .    (18,003.6)    (7,590.7)
  Bond sales  . . . . . . . . . . . . . . . . . . .     13,541.1      2,812.4
  Bond maturities and scheduled redemptions . . . .      2,927.6      2,241.0
  Bond prepayments  . . . . . . . . . . . . . . . .      1,096.3      1,223.2
  Stock purchases . . . . . . . . . . . . . . . . .     (1,125.7)      (391.2)
  Proceeds from stock sales . . . . . . . . . . . .        921.7        573.2
  Real estate purchases . . . . . . . . . . . . . .       (243.0)      (447.7)
  Real estate sales . . . . . . . . . . . . . . . .        444.5        382.1
  Other invested assets purchases . . . . . . . . .       (171.1)      (214.7)
  Proceeds from the sale of other invested assets .        109.3        183.6
  Mortgage loans issued . . . . . . . . . . . . . .     (1,165.8)    (1,582.7)
  Mortgage loan repayments  . . . . . . . . . . . .      1,176.9      2,247.3
  Other, net  . . . . . . . . . . . . . . . . . . .       (333.8)       205.3
                                                      ----------    ---------
     NET CASH USED IN INVESTING ACTIVITIES  . . . .       (825.6)      (358.9)
                                                      ----------    ---------
CASH FLOWS FROM FINANCING ACTIVITIES:
  Net (decrease) increase in short-term note payable       (16.4)        90.0
  Issuance of REMIC notes payable . . . . . . . . .          0.0        292.0
  Repayment of REMIC notes payable  . . . . . . . .       (216.3)       (85.2)
                                                      ----------    ---------
     NET CASH (USED IN) PROVIDED FROM FINANCING
      ACTIVITIES. . . . . . . . . . . . . . . . . .       (232.7)       296.8
                                                      ----------    ---------
(DECREASE) INCREASE IN CASH AND TEMPORARY CASH
 INVESTMENTS. . . . . . . . . . . . . . . . . . . .       (691.9)       876.0
Cash and temporary cash investments at beginning of
 year . . . . . . . . . . . . . . . . . . . . . . .      1,416.7        540.7
                                                      ----------    ---------
CASH AND TEMPORARY CASH INVESTMENTS AT END OF YEAR    $    724.8    $ 1,416.7
                                                      ==========    =========

The accompanying notes are an integral part of the statutory-basis financial statements.

JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

NOTE 1--NATURE OF OPERATIONS AND SIGNIFICANT ACCOUNTING PRACTICES

John Hancock Mutual Life Insurance Company (the Company) provides a broad range of financial services and insurance products. The Company's insurance operations focus principally in three segments: the Retail Sector, which encompasses the Company's individual life, annuity, and long-term care operations; Group Pension, which offers single premium annuity and guaranteed investment contracts through both the general and separate accounts; and Business Insurance, its group life, health, and long-term care operations including administrative services provided to group customers. In addition, through its subsidiaries and affiliates, the Company also offers a wide range of investment management and advisory services and other related products including life insurance products for the Canadian market, sponsorship and distribution of mutual funds, real estate financing and management, and various other financial services. Investments in these subsidiaries and other affiliates are recorded on the statutory equity method.

On February 28, 1997, the Company sold its group accident and health business and related group life business to UNICARE Life & Health Insurance Company (UNICARE), a wholly-owned subsidiary of WellPoint Health Networks Inc. The Company retained its group long-term care operations. Assets equal to liabilities of approximately $562.4 million at February 28, 1997, subject to the completion of a closing audit, were transferred to UNICARE in connection with the sale. The corresponding amount of assets and liabilities at December 31, 1996 was $559.4 million. The gain from operations in both periods was not significant. The insurance business sold was transferred to UNICARE through a 100% coinsurance agreement. The Company remains liable to its policyholders to the extent that UNICARE does not meet its contractual obligations under the coinsurance agreement. As a result, the Company has secured a $397 million letter of credit facility with a group of banks led by Morgan Guaranty Trust Company of New York. The banks have agreed to issue a letter of credit to the Company pursuant to which the Company may draw up to $397 million for any claims not satisfied by UNICARE under the coinsurance agreement after the Company has incurred the first $113 million of losses from such claims. The amount available pursuant to the letter of credit agreement and any letter of credit issued thereunder will be automatically reduced on a scheduled basis consistent with the anticipated runoff of liabilities related to the business reinsured under the coinsurance agreement. The letter of credit agreement and any letter of credit issued thereunder are scheduled to expire on March 1, 2002.

The Company is domiciled in the Commonwealth of Massachusetts and licensed in all fifty of the United States, the District of Columbia, Puerto Rico, Guam, the US Virgin Islands, and Canada. The Company distributes its individual products in North America primarily through a career agency system. The career agency system is composed of company-owned, unionized branch offices and independent general agencies. The Company also distributes its individual products through several alternative distribution channels, including banks, brokers/ dealers and direct marketing efforts.

The Company markets pension and other investment-related products primarily to sponsors of retirement and savings plans covering employees of private sector companies, and plans covering public employees and collective bargaining unions and non-profit organizations. Products are marketed and sold through a combination of group pension field employee representatives, as well as marketing personnel and investment professionals employed by the Company.

JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY

NOTE 1--NATURE OF OPERATIONS AND SIGNIFICANT ACCOUNTING PRACTICES--CONTINUED

The Company distributes its group benefit products through group representatives, who are John Hancock employees or through intermediaries, in key markets nationwide.

The preparation of financial statements requires management to make estimates and assumptions that affect amounts reported in the financial statements and accompanying notes. Such estimates and assumptions could change in the future as more information becomes known, which could impact the amounts reported and disclosed herein.

Basis of Presentation: The financial statements have been prepared using accounting practices prescribed or permitted by the Commonwealth of Massachusetts Division of Insurance and in conformity with the practices of the National Association of Insurance Commissioners (NAIC), which practices differ from generally accepted accounting principles (GAAP).

The significant differences from GAAP include: (1) policy acquisition costs are charged to expense as incurred rather than deferred and amortized over the related premium-paying period; (2) policy reserves are based on statutory mortality, morbidity, and interest requirements without consideration of withdrawals and Company experience; (3) certain assets designated as "nonadmitted assets" are excluded from the balance sheet by direct charges to surplus; (4) reinsurance recoverables are netted against reserves and claim liabilities rather than reflected as an asset; (5) bonds held as available for sale are recorded at amortized cost or market value as determined by the NAIC rather than at fair value; (6) an Asset Valuation Reserve and Interest Maintenance Reserve as prescribed by the NAIC are not calculated under GAAP. Under GAAP, realized capital gains and losses are reported in the income statement on a pretax basis as incurred and investment valuation allowances are provided when there has been a decline in value deemed other than temporary; (7) investments in affiliates are carried at their net equity value with changes in value being recorded directly to policyholders' contingency reserves rather than consolidated in the financial statements; (8) no provision is made for the deferred income tax effects of temporary differences between book and tax basis reporting; (9) certain items, including modifications to required policy reserves resulting from changes in actuarial assumptions or increased benefits, are recorded directly to policyholders' contingency reserves rather than being reflected in income; and (10) surplus notes are reported as surplus rather than as liabilities. The effects of the foregoing variances from GAAP have not been determined, but are presumed to be material.

The significant accounting practices of the Company are as follows:

Pending Statutory Standards: The NAIC currently is in the process of recodifying statutory accounting practices, the result of which is expected to constitute the only source of prescribed statutory accounting practices. Accordingly, that project, which is expected to be approved by the NAIC in 1998 will likely change, to some extent, prescribed statutory accounting practices, and may result in changes to the accounting practices that the Company uses to prepare its statutory-basis financial statements. The impact of any such changes on the Company's statutory surplus is not expected to be material.

Revenues and Expenses: Premium revenues are recognized over the premium-paying period of the policies whereas expenses, including the acquisition costs of new business, are charged to operations as incurred and policyholder dividends are provided as paid or accrued.

JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY

NOTE 1--NATURE OF OPERATIONS AND SIGNIFICANT ACCOUNTING PRACTICES--CONTINUED

Cash and Temporary Cash Investments: Cash includes currency on hand and demand deposits with financial institutions. Temporary cash investments are short-term, highly-liquid investments both readily convertible to known amounts of cash and so near maturity that there is insignificant risk of changes in value because of changes in interest rates.

Valuation of Assets: General account investments are carried at amounts determined on the following bases:

  Bond and stock values are carried as prescribed by the NAIC; bonds generally at amortized amounts or cost, preferred stocks generally at cost and common stocks at fair value. The discount or premium on bonds is amortized using the interest method.

  Investments in affiliates are included on the statutory equity method.

  Loan-backed bonds and structured securities are valued at amortized cost using the interest method including anticipated prepayments. Prepayment assumptions are obtained from broker dealer surveys or internal estimates and are based on the current interest rate and economic environment. The retrospective adjustment method is used to value all such securities except for interest-only securities, which are valued using the prospective method.

  The net interest effect of interest rate and currency rate swap transactions is recorded as an adjustment of interest income as incurred. The initial cost of interest rate cap and floor agreements is amortized to net investment income over the life of the related agreement. Gains and losses on financial futures contracts used as hedges against interest rate fluctuations are deferred and recognized in income over the period being hedged.

  Mortgage loans are carried at outstanding principal balance or amortized cost.

  Investment and company-occupied real estate is carried at depreciated cost, less encumbrances. Depreciation on investment and company-occupied real estate is recorded on a straight-line basis. Accumulated depreciation amounted to $470.5 million and $393.5 million at December 31, 1997 and 1996, respectively.

  Real estate acquired in satisfaction of debt and held for sale, which is classified with investment properties, is carried at the lower of cost or fair value as of the date of foreclosure.

  Policy loans are carried at outstanding principal balance, not in excess of policy cash surrender value.

  Other invested assets, which are classified with other general account assets, include real estate and energy joint ventures and limited partnerships and generally are valued based on the Company's equity in the underlying net assets.

Asset Valuation and Interest Maintenance Reserves: The Asset Valuation Reserve
(AVR) is computed in accordance with the prescribed NAIC formula and represents a provision for possible fluctuations in the value of bonds, equity securities, mortgage loans, real estate and other invested assets. The Company makes additional contributions to the AVR in excess of the required amounts to account for potential losses and risks in the investment portfolio when the Company believes such provisions are prudent. Changes to the AVR are charged or credited directly to policyholders' contingency reserves.

JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY

NOTE 1--NATURE OF OPERATIONS AND SIGNIFICANT ACCOUNTING PRACTICES--CONTINUED

The Company also records the NAIC prescribed Interest Maintenance Reserve (IMR) that represents that portion of the after tax net accumulated unamortized realized capital gains and losses on sales of fixed income securities, principally bonds and mortgage loans, attributable to changes in the general level of interest rates. Such gains and losses are deferred and amortized into income over the remaining expected lives of the investments sold. At December 31, 1997, the IMR, net of 1997 amortization of $25.2 million, amounted to $165.6 million which is included in other policy obligations. The corresponding 1996 amounts were $18.9 million and $121.7 million, respectively.

Property and Equipment: Data processing equipment, which amounted to $30.0 million in 1997 and $41.6 million in 1996 and is included in other general account assets, is reported at depreciated cost, with depreciation recorded on a straight-line basis. Nonadmitted furniture and equipment also is depreciated on a straight-line basis. The useful lives of these assets range from three to twenty years. Depreciation expense was $21.8 million in 1997 and $31.0 million in 1996.

Separate Accounts: Separate account assets and liabilities reported in the accompanying statements of financial position represent funds that are separately administered, principally for annuity contracts and variable life insurance policies, and for which the contractholder, rather than the Company, generally bears the investment risk. Separate account obligations are intended to be satisfied from separate account assets and not from assets of the general account. Separate accounts generally are reported at fair value. The operations of the separate accounts are not included in the statement of operations; however, income earned on amounts initially invested by the Company in the formation of new separate accounts is included in other income.

Fair Value Disclosure of Financial Instruments: Statement of Financial Accounting Standards (SFAS) No. 107, "Disclosure about Fair Value of Financial Instruments," requires disclosure of fair value information about certain financial instruments, whether or not recognized in the statement of financial position, for which it is practicable to estimate the value. In situations where quoted market prices are not available, fair values are based on estimates using present value or other valuation techniques. SFAS No. 107 excludes certain financial instruments and all nonfinancial instruments from its disclosure requirements. Therefore, the aggregate fair value amounts presented do not represent the underlying value of the Company. See Note 15.

The methods and assumptions utilized by the Company in estimating its fair value disclosures for financial instruments are as follows:

  The carrying amounts reported in the statement of financial position for cash and temporary cash investments approximate their fair values.

  Fair values for public bonds are obtained from an independent pricing service. Fair values for private placement securities and publicly traded bonds not provided by the independent pricing service are estimated by the Company by discounting expected future cash flows using current market rates applicable to the yield, credit quality and maturity of the investments.

  The fair values for common and preferred stocks, other than subsidiary investments which are carried at equity values, are based on quoted market prices.

JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY

NOTE 1--NATURE OF OPERATIONS AND SIGNIFICANT ACCOUNTING PRACTICES--CONTINUED

  The fair value for mortgage loans is estimated using discounted cash flow analyses using interest rates adjusted to reflect the credit characteristics of the underlying loans. Mortgage loans with similar characteristics and credit risks are aggregated into qualitative categories for purposes of the fair value calculations.

  The carrying amounts in the statement of financial position for policy loans approximates their fair value.

  The fair value of interest rate swaps and currency rate swaps is estimated using a discounted cash flow method adjusted for the difference between the rate of the existing swap and the current swap market rate. Discounted cash flows in foreign currencies are converted to U.S. dollars using current exchange rates.

  The fair value for outstanding commitments to purchase long-term bonds and issue real estate mortgages is estimated using a discounted cash flow method incorporating adjustments for the difference in the level of interest rates between the dates the commitments were made and December 31, 1997. The fair value for commitments to purchase real estate approximates the amount of the initial commitment.

  Fair values for the Company's guaranteed investment contracts are estimated using discounted cash flow calculations, based on interest rates currently being offered for similar contracts with maturities consistent with those remaining for the contracts being valued. The fair value for fixed-rate deferred annuities is the cash surrender value, which represents the account value less applicable surrender charges. Fair values for immediate annuities without life contingencies and supplementary contracts without life contingencies are estimated based on discounted cash flow calculations using current market rates.

Capital Gains and Losses: Realized capital gains and losses are determined using the specific identification basis. Realized capital gains and losses, net of taxes and amounts transferred to the IMR, are included in net income. Unrealized gains and losses, which consist of market value and book value adjustments, are shown as adjustments to policyholders' contingency reserves.

Foreign Exchange Gains and Losses: Foreign exchange gains and losses are reflected as direct credits or charges to policyholders' contingency reserves through unrealized capital gains and losses.

Policy Reserves: Life, annuity, and accident and health benefit reserves are developed by actuarial methods and are determined based on published tables using statutorily specified interest rates and valuation methods that will provide, in the aggregate, reserves that are greater than or equal to the minimum or guaranteed policy cash values or the amounts required by the Commonwealth of Massachusetts Division of Insurance. Reserves for traditional individual life insurance policies are maintained using the 1941, 1958 and 1980 Commissioner's Standard Ordinary and American Experience Mortality Tables, with assumed interest rates ranging from2 1/2 to 6%, and using principally the net level premium method for policies issued prior to 1978 and a modified preliminary term method for policies issued in 1979 and later. Annuity and supplementary contracts with life contingency reserves are based principally on modifications of the 1937 Standard Annuity Table, the Group Annuity Mortality Tables for 1951, 1971 and 1983, the 1971 Individual Annuity Mortality Table and the a-1983 Individual Annuity Mortality Table, with interest rates generally ranging from 2% to 8 3/4%.

Reserves for deposit administration funds and immediate participation guarantee funds are based on accepted actuarial methods at various interest rates. Accident and health policy reserves generally are calculated using either the two-year preliminary term or the net level premium method based on various morbidity tables.

JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY

NOTE 1--NATURE OF OPERATIONS AND SIGNIFICANT ACCOUNTING PRACTICES--CONTINUED

The statement value and fair value for investment-type insurance contracts are as follows:

                                    December 31, 1997     December 31, 1996
                                   --------------------  --------------------
                                   Statement     Fair    Statement      Fair
                                     Value      Value      Value       Value
                                   ---------    -----    ---------     -----
                                                 (In millions)
Guaranteed investment contracts    $11,499.4  $11,516.8  $11,921.6   $11,943.2
Fixed-rate deferred and immediate
 annuities . . . . . . . . . . .     4,289.1    4,290.4    3,909.3     3,886.1
Supplementary contracts without
 life contingencies  . . . . . .        40.9       42.1       45.6        46.0
                                   ---------  ---------  ---------   ---------
                                   $15,829.4  $15,849.3  $15,876.5   $15,875.3
                                   =========  =========  =========   =========

Federal Income Taxes: Federal income taxes are reported in the financial statements based on amounts determined to be payable as a result of operations within the current accounting period. The operations of the Company and its subsidiaries and affiliates are combined in filing a consolidated federal income tax return for the group. The federal income taxes of the Company are determined on a separate return basis with certain adjustments.

Income before taxes differs from taxable income principally due to tax-exempt investment income, dividends-received tax deductions, the limitation placed on the tax deductibility of mutual companies' policyholder dividends, accelerated depreciation, differences in policy and contract liabilities for tax return and financial statement purposes, capitalization of policy acquisition expenses for tax purposes and other adjustments prescribed by the Internal Revenue Code.

When determining its consolidated federal income tax expense, the Company uses a number of estimated amounts that may change when the actual tax return is completed. In addition, the Company must also use an estimated differential earnings rate (DER) to compute the equity tax portion of its federal income tax expense. Because the DER is set by the Internal Revenue Service after completion of the financial statements, a true-up adjustment (i.e., effect of the difference between the estimated and final DER) is necessary.

Amounts for disputed tax issues relating to prior years are charged or credited directly to policyholders' contingency reserves.

Certain subsidiaries acquired by the Company have potential tax loss carryforwards of $14.3 million expiring in 1998. These amounts may be used in the consolidated tax return, but only to offset future taxable income related to those subsidiaries. The Company made federal tax payments of $146.4 million in 1997 and $309.9 million in 1996.

Adjustments to Policy Reserves and Policyholders' and Beneficiaries' Funds: From time to time, the Company finds it appropriate to modify certain required policy reserves because of changes in actuarial assumptions or increased benefits. Reserve modifications resulting from such determinations are recorded directly to policyholders' contingency reserves. During 1997, the Company refined certain actuarial assumptions inherent in the calculation of reserves related to guaranteed investment contracts and AIDS claims under individual insurance policies resulting in a net $1.4 million increase in policyholders' contingency reserves at December 31, 1997. Similar refinements to the actuarial assumptions inherent in the calculation of reserves related to guaranteed

JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY

NOTE 1--NATURE OF OPERATIONS AND SIGNIFICANT ACCOUNTING PRACTICES--CONTINUED

investment contracts were made in 1996 resulting in a $27.5 million decrease in policyholders' contingency reserves at December 31, 1996.

Reinsurance: Premiums, commissions, expense reimbursements, benefits and reserves related to reinsured business are accounted for on bases consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts. Premiums ceded to other companies have been reported as a reduction of premium income. Amounts applicable to reinsurance ceded for future policy benefits, unearned premium reserves and claim liabilities have been reported as reductions of these items.

Guaranty Fund Assessments: Guaranty fund assessments are accrued when the Company receives notice that an amount is payable to a guaranty fund.

NOTE 2--SURPLUS NOTES

On February 25, 1994, the Company issued $450 million of surplus notes that bear interest at7 3/8% and are scheduled to mature on February 15, 2024. The issuance of the surplus notes was approved by the Commonwealth of Massachusetts Division of Insurance and any payment of interest on and principal of the notes may be made only with the prior approval of the Commissioner of the Commonwealth of Massachusetts Division of Insurance. Surplus notes are reported as part of policyholders' contingency reserves rather than liabilities. Interest of $33.2 million was paid on the notes during each of 1997 and 1996.

NOTE 3--BORROWED MONEY

At December 31, 1997, the Company had a $500 million syndicated line of credit. There are 26 banks who are part of the syndicate which is under the leadership of Morgan Guaranty Trust Company of New York. The banks will commit, when requested, to loan funds at prevailing interest rates as determined in accordance with the line of credit agreement, which terminates on June 30, 2001. The agreement does not contain a material adverse change clause. Under the terms of the agreement, the Company is required to maintain certain minimum levels of net worth and comply with certain other covenants. As of December 31, 1997, these covenants were met; however, no amounts had been borrowed under this agreement.

In 1995, the Company issued $213.1 million of debt through a Real Estate Mortgage Investment Conduit (REMIC). As collateral to the debt, the Company pledged $1,065.8 million of commercial mortgages to the REMIC Trust. In addition, the Company has guaranteed the timely payment of principal and interest on the debt. The debt was issued in two notes of equal amounts. The interest rates on the class A1 and A2 notes are calculated on a floating basis, based on the monthly LIBOR rates plus 22 and 27 basis points, respectively. The LIBOR rates were 5.72% and 5.50%, respectively, at December 31, 1997 and 1996. The class A1 notes were fully repaid on March 25, 1997 and the class A2 notes have a last scheduled payment date of June 25, 1998. The outstanding balances of the notes totaled $42.6 million and $127.9 million at December 31, 1997 and 1996, respectively, and are included in other general account obligations.

In 1996, the Company issued $292.0 million of additional debt through a REMIC (REMIC II). As collateral to the debt, the Company pledged $1,455.4 million of commercial mortgages to the REMIC II Trust. The debt was issued

JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY

NOTE 3--BORROWED MONEY--CONTINUED

in two notes. The interest rates on the class A1 and A2 notes are calculated on a floating basis, based on the monthly LIBOR rate plus 5 and 19 basis points, respectively. The class A1 notes were fully repaid on December 26, 1997 and the class A2 notes have a last scheduled payment date of July 26, 1999. The outstanding balances of the notes totaled $161.0 million and $292.0 million at December 31, 1997 and 1996, respectively, and are included in other general account obligations.

On December 31, 1997, the Company had outstanding a short-term note of $75.0 million payable to an affiliate at a variable rate of interest. The note, which is included in other general account obligations, was repaid on January 5, 1998.

Interest paid on borrowed money was $19.3 million and $10.4 million during 1997 and 1996, respectively.

NOTE 4--NET INVESTMENT INCOME

Investment income has been reduced by the following amounts:


                                                              1997     1996
                                                              ----     ----
                                                             (In millions)

Investment expenses  . . . . . . . . . . . . . . . . . . .   $339.6   $333.8
Interest expense . . . . . . . . . . . . . . . . . . . . .     57.9     48.1
Depreciation on real estate and other invested assets  . .     76.6     73.3
Real estate and other investment taxes . . . . . . . . . .     61.5     65.2
                                                             ------   ------
                                                             $535.6   $520.4
                                                             ======   ======


NOTE 5--NET CAPITAL GAINS (LOSSES) AND OTHER ADJUSTMENTS

Net realized capital losses consist of the following items:


                                                               1997      1996
                                                               ----      ----
                                                               (In millions)

Net gains from asset sales and foreclosures . . . . . . . .   $ 63.4    $ 81.2
Capital gains tax . . . . . . . . . . . . . . . . . . . . .    (84.1)    (53.7)
Net capital gains transferred to the IMR  . . . . . . . . .    (69.1)    (71.1)
                                                              ------    ------
Net Realized Capital Losses . . . . . . . . . . . . . . . .   $(89.8)   $(43.6)
                                                              ======    ======


Net unrealized capital gains and other adjustments consist of the following items:


                                                             1997       1996
                                                             ----       ----
                                                             (In millions)

Net gains from changes in security values and book value
 adjustments. . . . . . . . . . . . . . . . . . . . . . .   $ 159.5    $242.2
Increase in asset valuation reserve . . . . . . . . . . .    (100.9)    (50.5)
                                                            -------    ------
Net Unrealized Capital Gains and Other Adjustments  . . .   $  58.6    $191.7
                                                            =======    ======

JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY

NOTE 6--INVESTMENTS

The statement value and fair value of bonds are shown below:

                                              Gross       Gross
                                 Statement  Unrealized  Unrealized      Fair
Year ended December 31, 1997       Value      Gains       Losses        Value
----------------------------     ---------  ----------  ----------      -----
                                                (In millions)
U.S. Treasury securities and
 obligations of U.S. government
 corporations and agencies . . $ 258.9 $ 9.3 $ 0.0 $ 268.2 Obligations of states and
 political subdivisions  . . .       149.6       16.3        0.0         165.9
Debt securities issued by
 foreign governments . . . . .       259.7       53.2        0.1         312.8
Corporate securities . . . . .    17,336.1    1,485.9      113.4      18,708.6
Mortgage-backed securities . .     4,981.7      115.9       28.3       5,069.3
                                 ---------   --------     ------     ---------
Total bonds  . . . . . . . . .   $22,986.0   $1,680.6     $141.8     $24,524.8
                                 =========   ========     ======     =========


Year ended December 31, 1996
----------------------------

U.S. Treasury securities and
 obligations of U.S. government
 corporations and agencies . . . . .   $   430.2  $    8.8  $  4.2   $   434.8
Obligations of states and political
 subdivisions. . . . . . . . . . . .       175.2       8.8     3.9       180.1
Debt securities issued by foreign
 governments . . . . . . . . . . . .       203.5      30.1     0.0       233.6
Corporate securities . . . . . . . .    16,902.1   1,083.2   112.6    17,872.7
Mortgage-backed securities . . . . .     4,756.0     116.3    54.5     4,817.8
                                       ---------  --------  ------   ---------
Total bonds  . . . . . . . . . . . .   $22,467.0  $1,247.2  $175.2   $23,539.0
                                       =========  ========  ======   =========

The statement value and fair value of bonds at December 31, 1997, by contractual maturity, are shown below. Maturities will differ from contractual maturities because eligible borrowers may exercise their right to call or prepay obligations with or without call or prepayment penalties.


                                                         Statement     Fair
                                                           Value       Value
                                                         ---------     -----
                                                            (In millions)

Due in one year or less  . . . . . . . . . . . . . . .   $ 1,386.4   $ 1,426.6
Due after one year through five years  . . . . . . . .     5,809.6     6,079.2
Due after five years through ten years . . . . . . . .     5,465.5     5,867.1
Due after ten years  . . . . . . . . . . . . . . . . .     5,342.8     6,082.6
                                                         ---------   ---------
                                                          18,004.3    19,455.5
Mortgage-backed securities . . . . . . . . . . . . . .     4,981.7     5,069.3
                                                         ---------   ---------
                                                         $22,986.0   $24,524.8
                                                         =========   =========

Gross gains of $61.5 million in 1997 and $43.8 million in 1996 and gross losses of $86.6 million in 1997 and $27.6 million in 1996 were realized from the sale of bonds.

JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY

NOTE 6--INVESTMENTS--CONTINUED

At December 31, 1997, bonds with an admitted asset value of $19.2 million were on deposit with state insurance departments to satisfy regulatory requirements.

The cost of common stocks was $148.0 million and $136.1 million at December 31, 1997 and 1996, respectively. At December 31, 1997, gross unrealized appreciation on common stocks totaled $139.3 million, and gross unrealized depreciation totaled $30.4 million. The fair value of preferred stock totaled $695.8 million at December 31, 1997 and $451.0 million at December 31, 1996.

The Company participates in a security lending program for the purpose of enhancing income on securities held. At December 31, 1997 and 1996, $217.0 million and $540.5 million, respectively, of the Company's bonds and stocks were on loan to various brokers/dealers, but were fully collateralized by cash and U.S. government securities in an account held in trust for the Company. Such assets reflect the extent of the Company's involvement in securities lending, not the Company's risk of loss.

Mortgage loans with outstanding principal balances of $71.7 million, bonds with amortized cost of $98.9 million and real estate with depreciated cost of $18.0 million were nonincome producing for the twelve months ended December 31, 1997.

Restructured commercial mortgage loans aggregated $314.3 million and $385.8 million as of December 31, 1997 and 1996, respectively. The expected gross interest income that would have been recorded had the loans been current in accordance with the original loan agreements and the actual interest income recorded were as follows:


                                                      Year ended December 31
                                                     -----------------------
                                                        1997          1996
                                                        ----          ----
                                                          (In millions)

Expected . . . . . . . . . . . . . . . . . . . . .      $33.8         $46.3
Actual . . . . . . . . . . . . . . . . . . . . . .       24.9          29.1

Generally, the terms of the restructured mortgage loans call for the Company to receive some form or combination of an equity participation in the underlying collateral, excess cash flows or an effective yield at the maturity of the loans sufficient to meet the original terms of the loans.

JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY

NOTE 6--INVESTMENTS--CONTINUED

At December 31, 1997, the mortgage loan portfolio was diversified by geographic region and specific collateral property type as displayed below. The Company controls credit risk through credit approvals, limits and monitoring procedures.


                          Statement          Geographic            Statement
    Property Type           Value           Concentration            Value
    -------------         ---------         -------------          ---------
                        (In millions)                            (In millions)

Apartments  . . . . .     $1,677.7     East North Central . .      $  891.5
Hotels  . . . . . . .        186.7     East South Central . .         163.4
Industrial  . . . . .        858.1     Middle Atlantic  . . .       1,410.2
Office buildings  . .      1,748.7     Mountain . . . . . . .         362.2
Retail  . . . . . . .      1,609.4     New England  . . . . .         836.9
1-4 Family  . . . . .          6.0     Pacific  . . . . . . .       1,770.6
Agricultural  . . . .      1,426.5     South Atlantic . . . .       1,475.4
Other . . . . . . . .        338.1     West North Central . .         260.1
                                       West South Central . .         613.1
                                       Other  . . . . . . . .          67.8
                          --------                                 --------
                          $7,851.2                                 $7,851.2
                          ========                                 ========


At December 31, 1997, the fair values of the commercial and agricultural mortgage loan portfolios were $6.7 billion and $1.5 billion, respectively. The corresponding amounts as of December 31, 1996 were approximately $6.6 billion and $1.8 billion, respectively.

The maximum and minimum lending rates for mortgage loans during 1997 were 18.0% and 7.66% for agricultural loans, 10.0% and 7.19% for other properties, and 7.27% and 7.25% for purchase money mortgages. Generally, the percentage of any loan to the value of security at the time of the loan, exclusive of insured, guaranteed or purchase money mortgages, is 75%. For city mortgages, fire insurance is carried on all commercial and residential properties at least equal to the excess of the loan over the maximum loan which would be permitted by law on the land without the building, except as permitted by regulations of the Federal Housing Commission on loans fully insured under the provisions of the National Housing Act. For agricultural mortgage loans, fire insurance is not normally required on land based loans except in those instances where a building is critical to the farming operation. Fire insurance is required on all agri-business facilities in an aggregate amount equal to the loan balance.

NOTE 7--REINSURANCE

Premiums, benefits and reserves associated with reinsurance assumed in 1997 were $787.1 million, $386.6 million, and $7.5 million, respectively. The corresponding amounts in 1996 were $742.0 million, $317.8 million, and $14.2 million, respectively.

The Company cedes business to reinsurers to share risks under life, health and annuity contracts for the purpose of reducing exposure to large losses. Premiums, benefits and reserves ceded to reinsurers in 1997 were $801.8 million, $767.9 million and $594.9 million, respectively. The corresponding amounts in 1996 were $304.0 million, $217.0 million and $251.2 million, respectively.

JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY

NOTE 7--REINSURANCE--CONTINUED

Premiums, benefits, and reserves ceded related to the business sold in 1997, included in the amounts above, were $487.4 million, $503.3 million, and $247.9 million, respectively, at December 31, 1997.

Amounts recoverable on paid claims and funds withheld from reinsurers were as follows:

                                                      Year ended December 31
                                                     -----------------------
                                                        1997          1996
                                                        ----          ----
                                                          (In millions)

Reinsurance recoverables . . . . . . . . . . . . .      $12.5         $26.5
Funds withheld from reinsurers . . . . . . . . . .       35.1          23.4


The Company has a coinsurance agreement with another insurer to cede 100% of its individual disability business. Reserves ceded under this agreement, included in the amount shown above, were $236.3 million at December 31, 1997 and $226.4 million at December 31, 1996.

John Hancock Variable Life Insurance Company (Variable Life, a wholly-owned affiliate) has a modified coinsurance agreement with the Company to reinsure 50% of Variable Life's 1994 through 1997 issues of flexible premium variable life insurance and scheduled premium variable life insurance policies. In connection with this agreement, the Company transferred $22.0 million and $24.5 million of cash for tax, commission, and expense allowances to Variable Life, which decreased the Company's net gain from operations by $10.1 million and $15.7 million in 1997 and 1996, respectively.

Variable Life has a modified coinsurance agreement with the Company to reinsure 50% of Variable Life's 1995 through 1997 issues of certain retail annuity contracts (Independence Preferred and Declaration). In connection with this agreement, the Company received $1.1 million in 1997 and transferred $35.0 million in 1996 of cash for surrender benefits, tax, reserve increase, commission, expense allowances and premium. This agreement decreased the Company's net gain from operations by $9.8 million and $15.1 million in 1997 and 1996, respectively.

Effective January 1, 1997, Variable Life entered into a stop-loss agreement with the Company to reinsure mortality claims in excess of 110% of expected mortality claims in 1997 for all policies that are not reinsured under any other indemnity agreement. In connection with the agreement, the Company transferred $2.4 million of cash for mortality claims to Variable Life, which decreased the Company's net gain from operations by $1.3 million in 1997.

Reinsurance ceded contracts do not relieve the Company from its obligations to policyholders. The Company remains liable to its policyholders for the portion reinsured to the extent that any reinsurer does not meet its obligations for reinsurance ceded to it under the reinsurance agreements. Failure of the reinsurers to honor their obligations could result in losses to the Company; consequently, estimates are established for amounts deemed or estimated to be uncollectible. To minimize its exposure to significant losses from reinsurance insolvencies, the Company evaluates the financial condition of its reinsurers and monitors concentration of credit risk arising from similar characteristics of the insurer.

Neither the Company, nor any of its related parties, control, either directly or indirectly, any external reinsurers with which the Company conducts business. No policies issued by the Company have been reinsured with a foreign

JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY

NOTE 7--REINSURANCE--CONTINUED

company which is controlled, either directly or indirectly, by a party not primarily engaged in the business of insurance.

The Company has not entered into any reinsurance agreements in which the reinsurer may unilaterally cancel any reinsurance for reasons other than nonpayment of premiums or other similar credits. The Company does not have any reinsurance agreements in effect in which the amount of losses paid or accrued through December 31, 1997 would result in a payment to the reinsurer of amounts which, in the aggregate and allowing for offset of mutual credits from other reinsurance agreements with the same reinsurer, exceed the total direct premiums collected under the reinsured policies.

NOTE 8--BENEFIT PLANS

The Company provides retirement benefits to substantially all employees and general agency personnel. These benefits are provided through both defined benefit and defined contribution pension plans. Pension benefits under the defined benefit plans are based on years of service and average compensation generally during the five years prior to retirement. Benefits related to the Company's defined benefit pension plans paid to employees and retirees covered by annuity contracts issued by the Company amounted to $89.7 million in 1997 and $84.4 million in 1996. The Company's funding policy for qualified defined benefit plans is to contribute annually an amount in excess of the minimum annual contribution required under the Employee Retirement Income Security Act (ERISA). This amount is limited by the maximum amount that can be deducted for federal income tax purposes. The funding policy for nonqualified defined benefit plans is to contribute the amount of the benefit payments made during the year. Plan assets consist principally of listed equity securities, corporate obligations and U.S. government securities.

Defined contribution plans include The Investment Incentive Plan (TIP) and the Savings and Investment Plan (SIP). Employees are eligible to participate in TIP after one year of service and may contribute up to the lesser of 15% of their salary or $9,500 annually to the plan. The Company matches the first 2% of pre-tax contributions and makes an additional annual profit sharing contribution for employees who have completed at least two years of service. Through SIP, marketing representatives, sales managers and agency managers are eligible to contribute up to the lesser of 13% of their salary or $9,500. The Company matches the first 3% of pretax contributions for marketing representatives and the first 2% of pretax contributions for sales managers and agency managers. The Company makes an annual profit sharing contribution of up to 1% for sales managers and agency managers who have completed at least two years of service.

The Company provides additional compensation to employees based on achievement of annual and long-term corporate financial objectives.

JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY

NOTE 8--BENEFIT PLANS--CONTINUED

Pension (benefit) expense is summarized as follows:


                                                     Year ended December 31
                                                     -----------------------
                                                        1997          1996
                                                        ----          ----
                                                          (In millions)

Defined benefit plans:
  Service cost--benefits earned during the period.   $  30.7       $  32.4
  Interest cost on the projected
   benefit obligation  . . . . . . . . . . . . . .      109.3         107.4
  Actual return on plan assets . . . . . . . . . .     (177.7)       (225.1)
  Net amortization and deferral  . . . . . . . . .       23.7          85.0
                                                      -------       -------
                                                        (14.0)         (0.3)
Defined contribution plans . . . . . . . . . . . .        6.2          21.4
                                                      -------       -------
Total pension (benefit) expense  . . . . . . . . .    $  (7.8)      $  21.1
                                                      =======       =======


Assumptions used in accounting for the defined benefit pension plans were as follows:

                                                             1997    1996
                                                             -----  -------

Discount rate  . . . . . . . . . . . . . . . . . . . . . .   7.00%   7.25%
Weighted rate of increase in compensation levels . . . . .   4.80%   4.80%
Expected long-term rate of return on assets  . . . . . . .   8.50%   8.50%


The following table sets forth the funded status and actuarially determined amounts related to the Company's defined benefit pension plans:


                                                     Year ended December 31
                                                     -----------------------
                                                        1997          1996
                                                        ----          ----
                                                          (In millions)

Actuarial present value of benefit obligations:
  Vested benefit obligation  . . . . . . . . . . .   $(1,462.2)    $(1,344.8)
                                                     =========     =========
  Accumulated benefit obligation . . . . . . . . .   $(1,507.6)    $(1,387.7)
                                                     =========     =========
Projected benefit obligation . . . . . . . . . . .   $(1,704.0)    $(1,582.4)
Plan assets fair value . . . . . . . . . . . . . .     1,877.7       1,787.6
                                                     ---------     ---------
Excess of plan assets over projected benefit
 obligation. . . . . . . . . . . . . . . . . . . .       173.7         205.2
Unrecognized net gain  . . . . . . . . . . . . . .      (101.7)       (176.1)
Prior service cost not yet recognized in net
 periodic pension cost . . . . . . . . . . . . . .        29.6          42.8
Unrecognized net asset, net of amortization  . . .       (93.2)        (95.9)
                                                     ---------     ---------
Net pension asset (liability)  . . . . . . . . . .   $     8.4     $   (24.0)
                                                     =========     =========


Since 1988, the Massachusetts Division of Insurance has provided the Company with approval to recognize the pension plan prepaid expense, if any, in accordance with the requirements of SFAS No. 87, "Employers' Accounting for Pensions." The Company furnishes the Division of Insurance with an actuarial certification of the prepaid expense computation on an annual basis.

JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY

NOTE 9--OTHER POSTRETIREMENT BENEFIT PLANS

In addition to the Company's defined benefit pension plans, the Company has employee welfare plans for medical, dental, and life insurance covering most of its retired employees and general agency personnel. Substantially all employees may become eligible for these benefits if they reach retirement age while employed by the Company. The postretirement health care and dental coverages are contributory based on service for post January 1, 1992 non-union retirees. A small portion of pre-January 1, 1992 non-union retirees also contribute. The applicable contributions are based on service.

In 1993, the Company changed its method of accounting for the costs of its retiree benefit plans to the accrual method and elected to amortize its transition liability for retirees and fully eligible or vested employees over twenty years.

Since 1993, the Company funded a portion of the postretirement obligation. The Company's policy is to fund postretirement benefits for non-union employees to the maximum amount that can be deducted for federal income tax purposes and to fund the benefits for union employees, which are fully tax qualified, at sufficient amounts so that the total accrued liability related to postretirement benefits is zero. As of December 31, 1997, plan assets related to non-union employees were comprised of an irrevocable health insurance contract to provide future health benefits to retirees while plan assets related to union employees were comprised of approximately 70% equity securities and 30% fixed income investments.

The following table shows the plans' combined funding status for vested benefits reconciled with the amounts recognized in the Company's statements of financial position.

                                                   December 31
                                     ----------------------------------------
                                            1997                 1996
                                     -------------------  -------------------
                                     Medical              Medical
                                       and       Life       and        Life
                                      Dental   Insurance   Dental    Insurance
                                      Plans      Plans     Plans       Plans
                                     -------   ---------  -------    ---------
                                                  (In millions)

Accumulated postretirement benefit
 obligation:
  Retirees . . . . . . . . . . . .   $(228.8)  $ (95.7)   $(234.2)   $(100.6)
  Fully eligible active plan
    participants . . . . . . . . .     (38.7)    (17.9)     (46.4)     (19.4)
                                     -------   -------    -------    -------
                                      (267.5)   (113.6)    (280.6)    (120.0)
Plan assets at fair value  . . . .     172.7       0.0      132.4        0.0
                                     -------   -------    -------    -------
Accumulated postretirement benefit
 obligation in excess of plan
 assets. . . . . . . . . . . . . .     (94.8)   (113.6)    (148.2)    (120.0)
Unrecognized prior service cost  .      14.9       4.8       16.7        5.3
Unrecognized prior net gain  . . .    (122.8)     (4.2)     (93.0)       4.0
Unrecognized transition
 obligation  . . . . . . . . . . .     240.7      75.0      256.8       78.4
                                     -------   -------    -------    -------
Accrued postretirement
 benefit cost  . . . . . . . . . .   $  38.0   $ (38.0)   $  32.3    $ (32.3)
                                     =======   =======    =======    =======


Net postretirement benefits costs for the years ended December 31, 1997 and 1996 were $40.8 million and $47.4 million, respectively, and include the expected cost of such benefits for newly eligible or vested employees, interest cost, and amortization of the transition liability.

JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY

NOTE 9--OTHER POSTRETIREMENT BENEFIT PLANS--CONTINUED

Net periodic postretirement benefits cost included the following components:


                                                    December 31
                                       --------------------------------------
                                              1997                1996
                                       ------------------  ------------------
                                       Medical             Medical
                                         and      Life       and       Life
                                       Dental   Insurance  Dental    Insurance
                                        Plans     Plans     Plans      Plans
                                       -------  ---------  -------   ---------
                                                   (In millions)

Eligibility cost . . . . . . . . . .   $  6.9     $ 1.6    $  7.1      $ 1.8
Interest cost  . . . . . . . . . . .     17.8       7.6      19.8        8.3
Actual return on plan assets . . . .    (31.0)      0.0     (15.9)       0.0
Net amortization and deferral  . . .     32.8       5.1      20.9        5.4
                                       ------     -----    ------      -----
Net periodic postretirement benefit
 cost. . . . . . . . . . . . . . . .   $ 26.5     $14.3    $ 31.9      $15.5
                                       ======     =====    ======      =====


The discount rate used in determining the accumulated postretirement benefit obligation at December 31, 1997 was 7.0% (7.25% for 1996). The expected long-term rates of return on plan assets were 8.5% and 7.0% at December 31, 1997 and 1996, respectively. The annual assumed rate of increase in the health care cost trend rate for the medical coverages is 5.75% for 1998 (8.0% was assumed for 1997) and is assumed to decrease gradually to 5.00% in 2001 and remain at that level thereafter. The health care cost trend rate assumption has a significant effect on the amounts reported. For example, increasing the assumed health care cost trend rates by one percentage point in each year would increase the accumulated post retirement benefit obligation for the medical coverages as of December 31, 1997 by $26.2 million and the aggregate of the eligibility and interest cost components of net periodic postretirement benefit cost by $3.0 million for 1997 and $2.9 million for 1996.

Postretirement welfare benefits for non-vested employees are not reflected in the above expenses or accumulated postretirement benefit obligations. As of December 31, 1997, the accumulated postretirement benefit obligations for non-vested employees amounted to $49.5 million for medical and dental plans and $10.4 million for life insurance plans. The corresponding amounts as of December 31, 1996 were $69.4 million and $10.7 million, respectively.

NOTE 10--AFFILIATES

The Company has subsidiaries and affiliates in a variety of industries including domestic and foreign life insurance and domestic property casualty insurance, real estate, mutual funds, investment brokerage and various other financial services entities.

Total assets of unconsolidated affiliates amounted to $12.4 billion at December 31, 1997 and $9.6 billion at December 31, 1996; total liabilities amounted to $11.1 billion at December 31, 1997 and $8.5 billion at December 31, 1996; and total net income was $184.8 million in 1997 and $193.0 million in 1996.

During 1996, the Company sold certain of its affiliates including its ongoing property and casualty business and its broker-dealer operations to realign its business objectives.

JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY

NOTE 10--AFFILIATES--CONTINUED

The Company customarily engages in transactions with its unconsolidated affiliates, including the cession and assumption of certain insurance business under the terms of established reinsurance agreements. Various services are performed by the Company for certain affiliates for which the Company is reimbursed on the basis of cost. Certain affiliates have entered into various financial arrangements relating to borrowings and capital maintenance under which agreements the Company would be obligated in the event of nonperformance by an affiliate (see Note 14).

The Company received dividends of $65.9 million and $9.4 million in 1997 and 1996, respectively, from unconsolidated affiliates.

NOTE 11--FINANCIAL INSTRUMENTS WITH OFF-BALANCE-SHEET RISK

The Company utilizes a variety of off-balance sheet financial instruments as part of its efforts to hedge and manage fluctuations in the market value of its investment portfolio attributable to changes in general interest rate levels and to manage duration mismatch of assets and liabilities. Those instruments include swaps, caps, floors, and future contracts.

The Company enters into interest rate swap contracts for the purpose of converting the interest rate characteristics (fixed or variable) of certain investments to match those of related insurance liabilities. Maturities of current agreements range from 1998 to 2026. These swaps involve, to varying degrees, interest rate risk in excess of amounts recognized in the statements of financial position.

The Company enters into interest rate cap and floor contracts to manage exposure on underlying security values due to a rise in interest rates. Maturities of current agreements range through 2007.

The Company also uses financial futures contracts to hedge risks associated with interest rate fluctuations on sales of guaranteed investment contracts. The Company is subject to the risks associated with changes in the value of the underlying securities; however, such changes in value generally are offset by opposite changes in the value of the hedged items. The contract or notional amounts of the contracts represent the extent of the Company's involvement but not the future cash requirements, as the Company intends to close the open positions prior to settlement. Net deferred losses on future contracts were $6.4 million and $0.5 million at December 31, 1997 and 1996, respectively.

The Company enters into currency rate swap agreements to manage exposure to foreign exchange rate fluctuations. Maturities of current agreements range through 2009. Should the counterparty fail to meet the terms of the contract, the Company's market risk is limited to the currency rate differential.

JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY

NOTE 11--FINANCIAL INSTRUMENTS WITH OFF-BALANCE-SHEET RISK--CONTINUED

The contract or notional amount of the foregoing financial instruments, which indicates the Company's involvement and, in certain instances, maximum credit risk related to those instruments, is as follows:


                                                              December 31
                                                           ------------------
                                                             1997       1996
                                                             ----       ----
                                                             (In millions)
Futures contracts to purchase securities . . . . . . . .   $  154.0   $  117.6
                                                           ========   ========
Futures contracts to sell securities . . . . . . . . . .   $  414.2   $  136.4
                                                           ========   ========
Notional amount of interest rate swaps, interest rate
 swaptions, currency rate swaps, interest rate caps and
 interest rate floors to:
  Receive variable rates . . . . . . . . . . . . . . . .   $5,043.7   $3,822.8
                                                           ========   ========
  Receive fixed rates  . . . . . . . . . . . . . . . . .   $2,596.7   $2,912.5
                                                           ========   ========

The Company's exposure to credit risk is the risk of loss from a counterparty failing to perform according to the terms of the contract. The Company continually monitors its positions and the credit ratings of the counterparties to these financial instruments. To limit exposure associated with counterparty nonperformance on interest rate and currency agreements, the Company enters into master netting agreements with its counterparties. The Company believes the risk of incurring losses due to nonperformance by its counterparties is remote and that such losses, if any, would not be material.

Based on market rates in effect at December 31, 1997, the Company's interest rate swaps, currency rate swaps, interest rate caps, and interest rate floors represented (assets) liabilities to the Company with fair values of $58.3 million, $9.7 million, $(0.6) million and $(0.4) million, respectively. The corresponding amounts as of December 31, 1996 were $16.4 million, $41.1 million, $(0.6) million and $(0.1) million, respectively. The fair values of the swap agreements are not recognized in the financial statements.


NOTE 12--LEASES

The Company leases office space and furniture and equipment under various operating leases including furniture and equipment leased under a series of sales-leaseback agreements with a nonaffiliated organization. Rental expense for all operating leases totaled $27.4 million in 1997 and $32.1 million in 1996. Future minimum rental commitments under noncancellable operating leases for office space and furniture and equipment are as follows:

                                                             December 31, 1997
                                                            -------------------
                                                               (In millions)
1998  . . . . . . . . . . . . . . . . . . . . . . . . . .          $19.5
1999  . . . . . . . . . . . . . . . . . . . . . . . . . .           17.0
2000  . . . . . . . . . . . . . . . . . . . . . . . . . .           14.5
2001  . . . . . . . . . . . . . . . . . . . . . . . . . .           11.5
2002  . . . . . . . . . . . . . . . . . . . . . . . . . .            8.1
Thereafter  . . . . . . . . . . . . . . . . . . . . . . .           12.2
                                                                   -----
Total minimum payments  . . . . . . . . . . . . . . . . .          $82.8
                                                                   =====

JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY

NOTE 13--POLICY RESERVES, POLICYHOLDERS' AND BENEFICIARIES' FUNDS AND OBLIGATIONS RELATED TO SEPARATE ACCOUNTS

The Company's annuity reserves and deposit fund liabilities and related separate account liabilities that are subject to discretionary withdrawal (with adjustment), subject to discretionary withdrawal (without adjustment), and not subject to discretionary withdrawal provisions are summarized as follows:

                                                   December 31, 1997   Percent
                                                   -----------------  ---------
                                                     (In millions)
Subject to discretionary withdrawal (with
 adjustment):
  With market value adjustment . . . . . . . . .       $ 3,881.6        10.5%
  At book value less surrender charge  . . . . .         2,881.4         7.8
                                                       ---------       -----
  Total with adjustment  . . . . . . . . . . . .         6,763.0        18.3
  Subject to discretionary withdrawal (without
    adjustment) at book value  . . . . . . . . .         3,574.2         9.6
  Subject to discretionary withdrawal--separate
    accounts . . . . . . . . . . . . . . . . . .        13,455.3        36.3
Not subject to discretionary withdrawal:
  General account  . . . . . . . . . . . . . . .        11,996.1        32.4
  Separate accounts  . . . . . . . . . . . . . .         1,274.1         3.4
                                                       ---------       -----
Total annuity reserves, deposit fund liabilities
 and separate accounts--before reinsurance . . .        37,062.7       100.0%
                                                                       =====
Less reinsurance ceded . . . . . . . . . . . . .             0.0
                                                       ---------
Net annuity reserves, deposit fund liabilities
 and separate accounts . . . . . . . . . . . . .       $37,062.7
                                                       =========

Any liquidation costs associated with the $13.5 billion of separate accounts subject to discretionary withdrawal are sustained by the separate account contractholders and not by the general account.


NOTE 14--COMMITMENTS AND CONTINGENCIES

The Company has extended commitments to purchase long-term bonds, preferred and common stocks, and real estate and issue real estate mortgages totaling $693.6 million, $27.6 million, $122.3 million and $467.2 million, respectively, at December 31, 1997. If funded, loans related to real estate mortgages would be fully collateralized by related properties. The Company monitors the credit worthiness of borrowers under long-term bond commitments and requires collateral as deemed necessary. The estimated fair value of the commitments described above is $1.3 billion at December 31, 1997. The majority of these commitments expire in 1998.

The Company has contingent liabilities, pursuant to guarantee agreements issued in connection with real estate joint ventures, in the amount of $43.3 million.

During 1996, the Company entered into a credit support and collateral pledge agreement with the Federal National Mortgage Association (FNMA). Under the agreement, the Company sold $532.8 million of commercial mortgage loans and acquired an equivalent amount of FNMA securities. The Company completed similar transactions with FNMA in 1991 for $1.042 billion and in 1993 for $71.9 million. FNMA is guarantying the full face value of the bonds of the three transactions to the bondholders. However, the Company has agreed to absorb the first 12.25% of the principal and interest losses (less buy-backs) for the pools of loans involved in the three transactions, based on

JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY

NOTE 14--COMMITMENTS AND CONTINGENCIES--CONTINUED

the total outstanding principal balance of $1.036 billion as of July 1, 1996, but is not required to commit collateral to support this loss contingency. At December 31, 1997, the aggregate outstanding principal balance of all the remaining pools of loans from 1991, 1993, and 1996 is $672.0 million.

Historically, the Company has experienced losses of less than one percent on its multi-family mortgage portfolio. Mortgage loan buy-backs required by the FNMA in 1997 and 1996 amounted to $4.1 million and $3.4 million, respectively.

During 1996, the Company entered into a credit support and collateral pledge agreement with the Federal Home Loan Mortgage Corporation (FHLMC). Under the agreement, the Company sold $535.3 million of multi-family loans and acquired an equivalent amount of FHLMC securities. FHLMC is guarantying the full face value of the bonds to the bondholders. However, the Company has agreed to absorb the first 10.5% of original principal and interest losses (less buy-backs) for the pool of loans involved but is not required to commit collateral to support this loss contingency. Historically, the Company has experienced total losses of less than one percent on its multi-family loan portfolio. At December 31, 1997, the aggregate outstanding principal balance of the pools of loans was $500.8 million. There were no mortgage loans buy-backs in 1997 and 1996.

The Company has a support agreement with Variable Life under which the Company agrees to continue directly or indirectly to own all of Variable Life's common stock and maintain Variable Life's net worth at not less than $1 million.

The Company has a support agreement with John Hancock Capital Corporation
(JHCC), a non-consolidated wholly-owned subsidiary, under which the Company agrees to continue directly or indirectly to own all of JHCC's common stock and maintain JHCC's net worth at not less than $1 million. JHCC's outstanding borrowings as of December 31, 1997 were $351.1 million for short-term borrowings and $163.2 million for notes payable.

The Company is subject to insurance guaranty fund laws in the states in which it does business. These laws assess insurance companies amounts to be used to pay benefits to policyholders and claimants of insolvent insurance companies. Many states allow these assessments to be credited against future premium taxes. The Company believes such assessments in excess of amounts accrued will not materially affect its financial position.

In the normal course of its business operations, the Company is involved with litigation from time to time with claimants, beneficiaries and others, and a number of litigation matters were pending as of December 31, 1997. It is the opinion of management, after consultation with counsel, that the ultimate liability with respect to these claims, if any, will not materially affect the financial position or results of operations of the Company.

During 1997, the Company entered into a court approved settlement relating to a class action lawsuit involving certain individual life insurance policies sold from 1979 through 1996. In entering into the settlement, the Company specifically denied any wrongdoing. The Company has established a litigation reserve in connection with the settlement to provide for relief to class members and for legal and administrative costs associated with the settlement. The reserve has been charged, net of the related tax effect, directly to policyholders' contingency reserves of the Company. Given the uncertainties associated with estimating the reserve, it is possible that the final cost of the settlement could be different from the amounts presently provided for by the Company. However, the Company does not believe that the ultimate resolution of the settlement will have a material adverse effect on the Company's financial position.

JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY

NOTE 15--FAIR VALUE OF FINANCIAL INSTRUMENTS

The following table presents the carrying amounts and fair values of the Company's financial instruments:

                                           Year ended December 31
                               ---------------------------------------------
                                        1997                    1996
                               -----------------------  --------------------
                                Carrying      Fair      Carrying      Fair
                                 Amount      Value       Amount       Value
                                --------     -----      --------      -----
                                               (In millions)
Assets
  Bonds--Note 6  . . . . . .   $22,986.0   $24,524.8    $22,467.0   $23,539.0
  Preferred stocks--Note 6 .       640.6       695.8        416.2       451.0
  Common stocks--Note 6  . .       256.9       256.9        249.8       249.8
  Mortgage loans on real
    estate--Note 6 . . . . .     7,851.2     8,215.9      7,964.0     8,400.2
  Policy loans--Note 1 . . .     1,577.3     1,577.3      1,589.3     1,589.3
  Cash and cash
    equivalents--Note 1  . .       724.8       724.8      1,416.7     1,416.7
Liabilities
  Guaranteed investment
    contracts--Note 1  . . .    11,499.4    11,516.8     11,921.6    11,943.2
  Fixed rate deferred and
    immediate annuities--
    Note 1 . . . . . . . . .     4,289.1     4,290.4      3,909.3     3,886.1
  Supplementary contracts
    without life
    contingencies--Note 1  .        40.9        42.1         45.6        46.0
  Derivatives liabilities
    relating to:--Note 11
     Interest rate swaps . .          --        58.3           --        16.4
     Currency rate swaps . .          --         9.7           --        41.1
     Interest rate caps  . .          --        (0.6)          --        (0.6)
     Interest rate floors  .          --        (0.4)          --        (0.1)
  Commitments--Note 14 . . .          --     1,332.3           --     1,095.7

The carrying amounts in the table are included in the statutory-basis statements of financial position. The methods and assumptions utilized by the Company in estimating its fair value disclosures are described in Note 1.


NOTE 16--IMPACT OF YEAR 2000 (UNAUDITED)

The Company has developed a plan to modify or replace significant portions of its computer information and automated technologies so that its systems will function properly with respect to the dates in the year 2000 and thereafter. The Company presently believes that with modifications to existing systems and conversions to new technologies, the year 2000 will not pose significant operational problems for its computer systems. However, if certain modifications and conversions are not made, or are not completed timely, the year 2000 issue could have an adverse impact on the operations of the Company.

The Company as early as 1994 had begun assessing, modifying and converting the software related to its significant systems and has initiated formal communications with its significant business partners and customers to determine the extent to which the Company's interface systems are vulnerable to those third parties' failure to remediate their own year 2000 issues. While the Company is developing alternative third party processing arrangements as it deems

JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY

NOTE 16--IMPACT OF YEAR 2000 (UNAUDITED)--CONTINUED

appropriate, there is no guarantee that the systems of other companies on which the Company's systems rely will be converted timely or will not have an adverse effect on the Company's systems.

The Company expects the project to be substantially complete by early 1999 and expects the incremental cost to be between $35 million and $45 million. The cost of the project and the date on which the Company believes it will complete the year 2000 modifications are based on management's best estimates, which were derived utilizing numerous assumptions of future events, including availability of certain resources and other factors. However, there can be no guarantee that these estimates will be achieved and actual results may differ materially from those anticipated.

                       APPENDIX--OTHER POLICY PROVISIONS

SETTLEMENT PROVISIONS

  In place of a single payment, an amount of $1,000 or more payable under the Policy as a benefit or as the Surrender Value, if any, may be left with John Hancock under the terms of a supplementary agreement. The agreement will be issued when the proceeds are applied through the election of any one of the options below.

  The following options are subject to the restrictions and limitations stated in the Policy.

     Option 1--Interest Income at the declared rate but not less than 3 1/2% a year on proceeds held on deposit.

     Option 2A--Income of a Specified Amount, with payments each year totaling at least 1/12th of the proceeds, until the proceeds, with interest credited at the declared rate but not less than 3 1/2% a year on unpaid balances, are fully paid.

     Option 2B--Income for a Fixed Period, with each payment as declared.

     Option 3--Life Income with Payments for a Guaranteed Period.

     Option 4--Life Income without Refund at the death of the Payee of any part of the proceeds applied. Only one payment is made if the Payee dies before the second payment is due.

     Option 5--Life Income with Cash Refund at the death of the Payee of the amount, if any, equal to the proceeds applied less the sum of all income payments made.

  No election of an option may provide for income payments of less than $50.

  Other options may be arranged with John Hancock's approval.

  The tax treatment of the Policy proceeds may vary, depending on which settlement option is chosen and when. You should consult your tax advisor in this regard.


ADDITIONAL INSURANCE BENEFITS

  On payment of an additional premium or charge and subject to certain age and insurance underwriting requirements, certain additional provisions, such as the yearly renewable term benefits discussed below, which are subject to the restrictions and limitations set forth therein, may be included in a Policy by rider.

  Yearly Renewable Term Insurance. This is term insurance on the life of one of the insureds under the base Policy and payable upon the death of the covered insured person. This insurance is level or decreasing in amount and may be applied for, or increased, at any time upon evidence of insurability and any other underwriting requirements. The yearly coverage also may be cancelled by the Owner at any time. The charges for this coverage will be separately billed to and paid by the Owner and not out of Account Value. An increase or a decrease in this insurance may have significant tax consequences. See "Premiums--7-Pay Premium Limit" and "Tax Considerations."


GENERAL PROVISIONS

  Beneficiary. The Beneficiary will be as shown in the application for the Policy, unless thereafter changed by the Owner in accordance with the terms of the Policy. In general, if on the death of the last surviving insured there is no surviving Beneficiary, the Owner will be the Beneficiary, but if the Owner was one of the insureds, his or her estate will be the Beneficiary.

  Owner and Assignment. The Owner's interest in the Policy may be assigned without the consent of any revocable Beneficiary. John Hancock will not be on notice of any assignment unless it is in writing and until a duplicate of the original assignment has been filed at John Hancock's Servicing Office. John Hancock assumes no responsibility for the validity or sufficiency of any assignment.

  If a Policy has joint Owners, both Owners must join in any request or instructions to John Hancock under the Policy.

  Misstatement of Age or Sex. If the age or sex of an insured has been misstated, John Hancock will adjust the benefits payable to those which would have been purchased at the correct age or sex by the most recent insurance charge deducted from Account Value.

  Suicide. If either insured commits suicide within 2 years (except where state law requires a shorter period) from the date of issue shown in the Policy, the Policy will terminate and John Hancock will pay in place of all other benefits an amount equal to the premium paid less any Indebtedness on the date of death and less any withdrawals. If either insured commits suicide within 2 years (except where state law requires a shorter period) from the date of any Policy change that increases the death benefit, the death benefit will be limited as described in the Policy. Subject to terms and conditions set forth in the Policy, we will make coverage available to any surviving insured, if the surviving insured elects such coverage within 60 days after the suicide.

  Age and Policy Anniversaries. For purpose of the Policy, an insured's "age" is his or her age on his or her nearest birthday. Policy months and Policy years are calculated from the date of issue.

  Incontestability. The Policy shall be incontestable other than for nonpayment of premiums after it has been in force during the lifetime of an insured for 2 years from its issue date. If, however, evidence of insurability is required with respect to any increase in death benefit, such increase shall be incontestable after the increase has been in force during the lifetime of the insured for 2 years from the increase date.

  Deferral of Determinations and Payments. Payment of any death, surrender, partial withdrawal or loan proceeds will ordinarily be made within seven days after receipt at John Hancock's Servicing Office of all documents required for any such payment. Approximately two-thirds of the claims for death proceeds which are made within two years after the date of issue of the Policy will be investigated to determine whether the claim should be contested and payment of these claims will therefore be delayed.

  John Hancock may defer any transaction requiring a determination of Account Value in any variable Subaccount for any period during which: (1) the disposal or valuation of the Account's assets is not reasonably practicable because the New York Stock Exchange is closed or conditions are such that, under the Commission's rules and regulations, trading is restricted or an emergency is deemed to exist or (2) the Commission by order permits postponement of such actions for the protection of Owners.

  The foregoing description of Policy provisions is qualified by reference to the specimen Policy which has been filed as an exhibit to the Registration Statement and to any variations in Policy provisions required by the regulatory authorities of the state that has approved the Policy for issue.

                  APPENDIX--ILLUSTRATION OF DEATH BENEFITS,
                   SURRENDER VALUES AND ACCUMULATED PREMIUMS

  The following tables illustrate the changes in death benefit and Surrender Value of the Policy, disregarding any Policy loans. Each table separately illustrates the operation of a Policy for identified issue ages, Planned Premium schedule and Sum Insured and shows how the death benefit and Surrender Value may vary over an extended period of time assuming hypothetical rates of investment return (i.e., investment income and capital gains and losses, realized or unrealized) equivalent to constant gross annual rates of 0%, 6% and 12%. The tables are based on given annual Planned Premiums paid at the beginning of each Policy year and will assist in a comparison of the death benefit and surrender value figures set forth in the tables with those under other variable life insurance policies which may be issued by John Hancock or other companies. Tables are provided for Option A, without the Extra Death Benefit feature, as well as for Option B death benefits. The death benefit and Surrender Value for a Policy would be different from those shown if premiums are paid in different amounts or at different times or if the actual gross rates of investment return average 0%, 6% or 12% over a period of years, but nevertheless fluctuate above or below the average for individual Policy years, or if the Policy were issued under circumstances in which no distinctions are made based on the gender of the insureds.

  The amounts shown for the death benefit and Surrender Value are as of the end of each Policy year. The first two tables headed "Using Current Charges" assume that the current rates for insurance, sales, risk, and expense charges will apply in each year illustrated. The two tables headed "Using Maximum Charges" assumes that the maximum (guaranteed) insurance, sales, risk, and expense charges will be made in each year illustrated. The amounts shown in all tables reflect an average asset charge for the daily investment advisory expense charges to the Portfolios of the Funds (equivalent to an effective annual rate of .61%) and an assumed average asset charge for the annual nonadvisory operating expenses of each Portfolio of the Funds (equivalent to an effective annual rate of .19%). For a description of expenses charged to the Portfolios, including the reimbursement of any Portfolio for annual non-advisory operating expenses in excess of an effective annual rate of .25%, a continuing obligation of the Fund's investment adviser, see the attached Prospectuses for the Funds. The charges for the daily investment management fee and the annual non-advisory operating expenses are based on the hypothetical assumption that Policy values are allocated equally among the seven variable Subaccounts. The actual Portfolio charges and expenses associated with any Policy will vary depending upon the actual allocation of Policy values among Subaccounts.

  The tables reflect that no charge is currently made to the Account for Federal income taxes. However, John Hancock reserves the right to make such a charge in the future and any charge would require higher rates of investment return in order to produce the same Policy values. All of the tables do, however, reflect the imposition of a Federal DAC Tax charge in the amount of 1.25% of all premiums paid and a premium tax charge in the amount of 2.35% of all premiums paid.

  The tables assume that the Guaranteed Minimum Death Benefit has not been elected beyond the tenth Policy year and that no optional rider benefits have been elected.

  The second column of each table shows the amount to which the total premiums paid to the end of a Policy year during the premium paying period would accumulate if an amount equal to those premiums were invested to earn interest, after taxes, at 5% compounded annually.

  John Hancock will furnish upon request a comparable illustration reflecting the proposed insureds' ages, sexes, underwriting risk classifications and the Sum Insured at issue and Planned Premium amount requested, and assuming annual Planned Premiums.

PLAN: FLEXIBLE PREMIUM VARIABLE LIFE SURVIVORSHIP
      $500,000 SUM INSURED ($250,000 BASIC SUM INSURED; $250,000
      ADDITIONAL SUM INSURED)
      MALE, ISSUE AGE 55, NONSMOKER UNDERWRITING CLASS
      FEMALE, ISSUE AGE 50, NONSMOKER UNDERWRITING CLASS
      OPTION A DEATH BENEFIT NO GUARANTEED MINIMUM DEATH BENEFIT OPTION AFTER TENTH POLICY YEAR
      PLANNED PREMIUM: $8,156*
      USING CURRENT CHARGES



                                              Death Benefit                                 Surrender Value
                             ------------------------------------------------  -----------------------------------------
                                          Assuming hypothetical                          Assuming hypothetical
                                          gross annual return of                        gross annual return of
End of    Planned Premiums   ------------------------------------------------  -----------------------------------------
Policy     accumulated at                        6%
 Year    5% annual interest     0%     ---------------------        12%               0%          6%              12%
-------  ------------------  --------                         ---------------  ----------  ----------------  -------------
   1          $  8,564       $500,000        $500,000           $  500,000      $  5,357       $  5,705       $    6,053
   2            17,556        500,000         500,000              500,000        11,204         12,267           13,372
   3            26,998        500,000         500,000              500,000        16,921         19,076           21,404
   4            36,912        500,000         500,000              500,000        22,621         26,257           30,340
   5            47,322        500,000         500,000              500,000        28,173         33,693           40,137
   6            58,252        500,000         500,000              500,000        34,433         42,283           51,806
   7            69,728        500,000         500,000              500,000        40,595         51,250           64,684
   8            81,779        500,000         500,000              500,000        46,656         60,609           78,893
   9            94,432        500,000         500,000              500,000        52,616         70,375           94,571
  10           107,717        500,000         500,000              500,000        58,469         80,562          111,867
  11           121,667        500,000         500,000              500,000        64,600         91,589          131,372
  12           136,314        500,000         500,000              500,000        70,594        103,069          152,874
  13           151,694        500,000         500,000              500,000        76,442        115,011          176,577
  14           167,843        500,000         500,000              500,000        82,132        127,426          202,708
  15           184,799        500,000         500,000              500,000        87,651        140,327          231,522
  16           202,603        500,000         500,000              505,965        92,988        153,727          263,295
  17           221,297        500,000         500,000              554,708        98,109        167,623          298,252
  18           240,926        500,000         500,000              606,480       102,991        182,025          336,678
  19           261,536        500,000         500,000              661,595       107,608        196,943          378,895
  20           283,177        500,000         500,000              720,375       111,932        212,390          425,254
  25           408,735        500,000         500,000            1,085,309       128,767        299,495          734,948
  30           568,983        500,000         533,540            1,611,713       127,853        402,932        1,217,174
  35           773,504        500,000         633,138            2,374,380        85,225        518,851        1,945,784

* The illustrations assume that Planned Premiums equal to the Target Premium are paid at the start of each Policy Year. The Death Benefit and Surrender Value will differ if premiums are paid in different amounts or frequencies, if policy loans are taken, or if Guaranteed Minimum Death Benefit after the tenth Policy Year, or optional rider benefits are elected.

IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RETURNS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY THE OWNER. THE DEATH BENEFIT AND SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS RATES OF INVESTMENT RETURN AVERAGE 0%, 6%, OR 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATE ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

PLAN: FLEXIBLE PREMIUM VARIABLE LIFE SURVIVORSHIP
      $500,000 SUM INSURED ($250,000 BASIC SUM INSURED;
      $250,000 ADDITIONAL SUM INSURED)
      MALE, ISSUE AGE 55, NONSMOKER UNDERWRITING CLASS
      FEMALE, ISSUE AGE 50, NONSMOKER UNDERWRITING CLASS
      OPTION B DEATH BENEFIT
      NO GUARANTEED MINIMUM DEATH BENEFIT OPTION AFTER TENTH POLICY YEAR PLANNED PREMIUM: $8,156*
      USING CURRENT CHARGES

                                      Death Benefit                 Surrender Value
                             ------------------------------  -------------------------------
                                 Assuming Hypothetical           Assuming Hypothetical
End of    Planned Premiums       Gross Annual Return of          Gross Annual Return of
Policy     Accumulated at    ------------------------------  -------------------------------
 Year    5% Annual Interest     0%        6%         12%         0%        6%         12%
-------  ------------------  --------  --------  ----------  --------  --------  -----------
   1          $  8,564       $505,357  $505,705  $  506,053  $  5,357  $  5,705   $    6,053
   2            17,556        511,202   512,265     513,370    11,202    12,265       13,370
   3            26,998        516,916   519,071     521,398    16,916    19,071       21,398
   4            36,912        522,609   526,243     530,323    22,609    26,243       30,323
   5            47,322        528,147   533,662     540,099    28,147    33,662       40,099
   6            58,252        534,386   542,223     551,732    34,386    42,223       51,732
   7            69,728        540,521   551,154     564,559    40,521    51,154       64,559
   8            81,779        546,551   560,466     578,699    46,551    60,466       78,699
   9            94,432        552,473   570,173     594,287    52,473    70,173       94,287
  10           107,717        558,282   580,287     611,464    58,282    80,287      111,464
  11           121,667        564,363   591,228     630,821    64,363    91,228      130,821
  12           136,314        570,295   602,595     652,123    70,295   102,595      152,123
  13           151,694        576,063   614,390     675,555    76,063   114,390      175,555
  14           167,843        581,652   626,613     701,320    81,652   126,613      201,320
  15           184,799        587,045   639,264     729,637    87,045   139,264      229,637
  16           202,603        592,222   652,339     760,749    92,222   152,339      260,749
  17           221,297        597,140   665,808     794,898    97,140   165,808      294,898
  18           240,926        601,765   679,650     832,356   101,765   179,650      332,356
  19           261,536        606,057   693,838     873,424   106,057   193,838      373,424
  20           283,177        609,977   708,338     918,427   109,977   208,338      418,427
  25           408,735        622,842   784,743   1,217,069   122,842   284,743      717,069
  30           568,983        611,801   853,636   1,676,767   111,801   353,636    1,176,767
  35           773,504        549,874   880,436   2,363,076    49,874   380,436    1,863,076

* The illustrations assume that Planned Premiums equal to the Target Premium are paid at the start of each Policy Year. The Death Benefit and Surrender Value will differ if premiums are paid in different amounts or frequencies, if policy loans are taken, or if Guaranteed Minimum Death Benefit after the tenth Policy Year, or optional rider benefits are elected.

IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RETURNS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY THE OWNER. THE DEATH BENEFIT AND SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS RATES OF INVESTMENT RETURN AVERAGE 0%, 6%, OR 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATE ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

PLAN: FLEXIBLE PREMIUM VARIABLE LIFE SURVIVORSHIP
      $500,000 SUM INSURED ($250,000 BASIC SUM INSURED; $250,000 ADDITIONAL SUM INSURED)
      MALE, ISSUE AGE 55, NONSMOKER UNDERWRITING CLASS
      FEMALE, ISSUE AGE 50, NONSMOKER UNDERWRITING CLASS
      OPTION A DEATH BENEFIT
      NO GUARANTEED MINIMUM DEATH BENEFIT OPTION AFTER TENTH POLICY YEAR PLANNED PREMIUM: $8,156*
      USING MAXIMUM CHARGES

                                     Death Benefit                  Surrender Value
                             ------------------------------  -------------------------------
                                 Assuming hypothetical           Assuming hypothetical
End of    Planned Premiums       gross annual return of          gross annual return of
Policy     accumulated at    ------------------------------  -------------------------------
 Year    5% annual interest     0%        6%        12%        0%        6%         12%
-------  ------------------  --------  --------  ----------  -------  --------  ------------
   1          $  8,564       $500,000  $500,000  $  500,000  $ 5,193  $  5,535   $    5,877
   2            17,556        500,000   500,000     500,000   10,861    11,901       12,982
   3            26,998        500,000   500,000     500,000   16,388    18,487       20,756
   4            36,912        500,000   500,000     500,000   21,884    25,416       29,383
   5            47,322        500,000   500,000     500,000   27,220    32,568       38,812
   6            58,252        500,000   500,000     500,000   33,247    40,835       50,041
   7            69,728        500,000   500,000     500,000   39,079    49,356       62,312
   8            81,779        500,000   500,000     500,000   44,701    58,125       75,717
   9            94,432        500,000   500,000     500,000   50,100    67,140       90,359
  10           107,717        500,000   500,000     500,000   55,258    76,390      106,352
  11           121,667        500,000   500,000     500,000   60,412    86,141      124,109
  12           136,314        500,000   500,000     500,000   65,272    96,112      143,506
  13           151,694        500,000   500,000     500,000   69,801   106,282      164,696
  14           167,843        500,000   500,000     500,000   73,955   116,619      187,848
  15           184,799        500,000   500,000     500,000   77,681   127,090      213,159
  16           202,603        500,000   500,000     500,000   80,921   137,656      240,857
  17           221,297        500,000   500,000     504,325   83,583   148,254      271,162
  18           240,926        500,000   500,000     547,820   85,642   158,882      304,114
  19           261,536        500,000   500,000     593,381   86,995   169,477      339,829
  20           283,177        500,000   500,000     641,147   87,548   179,989      378,485
  25           408,735        500,000   500,000     918,835   73,127   228,954      622,215
  30           568,983        500,000   500,000   1,277,149    2,535   260,752      964,509
  35           773,504             **   500,000   1,743,928       **   248,093    1,429,134

 * The illustrations assume that Planned Premiums equal to the Target Premium are paid at the start of each Policy Year. The Death Benefit and Surrender Value will differ if premiums are paid in different amounts or frequencies, if policy loans are taken, or if Guaranteed Minimum Death Benefit after the tenth Policy Year, or optional rider benefits are elected.
** Policy lapses unless additional premium payments are made.

IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RETURNS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY THE OWNER. THE DEATH BENEFIT AND SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS RATES OF INVESTMENT RETURN AVERAGE 0%, 6%, OR 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATE ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

PLAN: FLEXIBLE PREMIUM VARIABLE LIFE SURVIVORSHIP
      $500,000 SUM INSURED ($250,000 BASIC SUM INSURED; $250,000 ADDITIONAL SUM INSURED)
      MALE, ISSUE AGE 55, NONSMOKER UNDERWRITING CLASS
      FEMALE, ISSUE AGE 50, NONSMOKER UNDERWRITING CLASS
      OPTION B DEATH BENEFIT
      NO GUARANTEED MINIMUM DEATH BENEFIT OPTION AFTER TENTH POLICY YEAR PLANNED PREMIUM: $8,156*
      USING MAXIMUM CHARGES

                                     Death Benefit                  Surrender Value
                             ------------------------------  -------------------------------
                                 Assuming hypothetical           Assuming hypothetical
End of    Planned Premiums       gross annual return of          gross annual return of
Policy     accumulated at    ------------------------------  -------------------------------
 Year    5% annual interest     0%        6%        12%         0%       6%         12%
-------  ------------------  --------  --------  ----------  -------  --------  ------------
   1          $  8,564       $505,193  $505,535  $  505,877  $ 5,193  $  5,535   $    5,877
   2            17,556        510,860   511,899     512,980   10,860    11,899       12,980
   3            26,998        516,383   518,482     520,749   16,383    18,482       20,749
   4            36,912        521,872   525,402     529,366   21,872    25,402       29,366
   5            47,322        527,195   532,538     538,776   27,195    32,538       38,776
   6            58,252        533,202   540,777     549,968   33,202    40,777       49,968
   7            69,728        539,000   549,253     562,178   39,000    49,253       62,178
   8            81,779        544,573   557,953     575,485   44,573    57,953       75,485
   9            94,432        549,903   566,865     589,976   49,903    66,865       89,976
  10           107,717        554,965   575,968     605,740   54,965    75,968      105,740
  11           121,667        559,991   585,510     623,162   59,991    85,510      123,162
  12           136,314        564,679   595,193     642,074   64,679    95,193      142,074
  13           151,694        568,985   604,969     662,570   68,985   104,969      162,570
  14           167,843        572,848   614,774     684,742   72,848   114,774      184,742
  15           184,799        576,202   624,531     708,677   76,202   124,531      208,677
  16           202,603        578,971   634,153     734,465   78,971   134,153      234,465
  17           221,297        581,040   643,504     762,158   81,040   143,504      262,158
  18           240,926        582,376   652,525     791,902   82,376   152,525      291,902
  19           261,536        582,853   661,062     823,756   82,853   161,062      323,756
  20           283,177        582,359   668,963     857,797   82,359   168,963      357,797
  25           408,735        559,775   691,295   1,062,148   59,775   191,295      562,148
  30           568,983             **   652,253   1,316,545       **   152,253      816,545
  35           773,504             **        **   1,595,905       **        **    1,095,905

 * The illustrations assume that Planned Premiums equal to the Target Premium are paid at the start of each Policy Year. The Death Benefit and Surrender Value will differ if premiums are paid in different amounts or frequencies, if policy loans are taken, or if Guaranteed Minimum Death Benefit after the tenth Policy Year, or optional rider benefits are elected.
** Policy lapses unless additional premium payments are made.

IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RETURNS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY THE OWNER. THE DEATH BENEFIT AND SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS RATES OF INVESTMENT RETURN AVERAGE 0%, 6%, OR 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATE ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                             [LOGO TO APPEAR HERE]



        POLICIES ISSUED BY JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY
                JOHN HANCOCK PLACE, BOSTON, MASSACHUSETTS 02117

S8143NY-M 5/98

                                    PART II

                          UNDERTAKING TO FILE REPORTS

      Subject to the terms and conditions of Section 15(d) of the Securities Exchange Act of 1934, the undersigned registrant hereby undertakes to file with the Securities and Exchange Commission such supplementary and periodic information, documents, and reports as may be prescribed by any rule or regulation of the Commission heretofore or hereafter duly adopted pursuant to authority conferred in that Section.

                       REPRESENTATION OF REASONABLENESS

      John Hancock Mutual Life Insurance Company represents that the fees and charges deducted under the Policies, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the insurance company.

                     UNDERTAKING REGARDING INDEMNIFICATION

      Pursuant to Article 9 of John Hancock's Bylaws and Section 67 of the Massachusetts Business Corporation Law, John Hancock indemnifies each director, former director, officer, and former officer, and his heirs and legal representatives from liability incurred or imposed in connection with any legal action in which he may be involved by reason of any alleged act or omission as an officer or a director of John Hancock.

      Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

                       CONTENTS OF REGISTRATION STATEMENT

      This Registration Statement comprises the following Papers and Documents:

      The facing sheet.

      Cross-Reference Table.

      Two prospectuses consisting of 84 pages each.

      The undertaking to file reports.

      The undertaking regarding indemnification.

      The signatures.

      The following exhibits:

1.A.  (1)   John Hancock Board Resolution establishing the separate account included in Post-Effective Amendment No. 2 to this Form S-6
            Registration Statement, filed April 1995.

      (2)   Not Applicable.

      (3) (a) Form of Distribution Agreement by and among John Hancock Distributors, Inc., John Hancock Mutual Life Insurance Company, and John Hancock Variable Life Insurance Company, incorporated by reference from Pre-Effective Amendment No. 2 to Form S-6 Registration Statement for John Hancock Variable Life Account
                S (File No. 333-15075) filed April 18, 1997.

            (b) Specimen Variable Contracts Selling Agreement between John
                Hancock Distributors, Inc., and selling broker-dealers, incorporated by reference from Pre-Effective Amendment No. 2 to Form S-6 Registration Statement for John Hancock Variable Life Account S (File No. 333-15075) filed April 18, 1997.

            (c) Schedule of sales commissions included in the text under the heading "Distribution of Policies" in the prospectus filed as part of this Post-Effective Amendment.

      (4)   Not Applicable.

      (5) (a) Form of survivorship variable life insurance policy, included in Pre-Effective Amendment No. 1 to this Form S-6 Registration Statement, filed on October 29, 1993.

            (b) Form of rider option to split policy, included in the initial
                Form S-6 Registration Statement of this Account, filed June 11, 1993.

      (6) Charter and By-Laws of John Hancock Mutual Life Insurance Company, previously filed electronically on April 12, 1996.

      (7)   Not Applicable.

      (8)   Not Applicable.

      (9)   Not Applicable.

     (10) Form of application for Policy included in Pre-Effective Amendment No. 1 to this Form S-6 registration statement, filed October 29, 1993.

2.   Included as exhibit 1.A(5) above

3. Opinion and consent of counsel as to securities being registered included in Pre-Effective Amendment No. 1 to this Form S-6 registration statement, filed October 29, 1993.

4.   Not Applicable

5.   Not Applicable

6.   Opinion and consent of actuary.

7.   Consent of independent auditors.

8. Memorandum describing John Hancock's issuance, transfer and redemption procedures for the policy pursuant to Rule 6e-3(T)(b)(12)(iii), included in Pre-Effective Amendment No. 1 to this Form S-6 registration statement filed on October 29, 1993.

9. Power of attorney for Robert J. Tarr, Jr., previously filed electronically on April 23, 1997. Powers of attorney for Bodman, Gifford, Boyan, Morton, Magee, Connors, Brown, Phillips, Booth, Vappi, Bromery, Staley, D'Alessandro, Fast, Aborn, Bok, Feldstein, Fish, Syron and Hawley, previously filed electronically on April 12, 1996.

10. Representations, Description and Undertaking pursuant to Rule 6e-3(T)(b)(13)(iii)(F) under the Investment Company Act of 1940, included in the initial Form S-6 Registration Statement of this Account, filed June 11, 1993.

11. Opinion of counsel as to eligibility of this Post-Effective Amendment for filing pursuant to Rule 485(b).

------------------------------------------

                                  SIGNATURES

      Pursuant to the requirements of the Securities Act of 1933, the John Hancock Mutual Life Insurance Company has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunder duly authorized, and its seal to be hereunto fixed and attested, all in the City of Boston and Commonwealth of Massachusetts on the 29th day of April, 1998.

                        JOHN HANCOCK MUTUAL LIFE
                        INSURANCE COMPANY

(SEAL)

                    By              STEPHEN L. BROWN
                                    ----------------
                                    Stephen L. Brown
                                    Chairman of the Board



Attest:  /s/ RONALD J. BOCAGE
         ------------------------
         Ronald J. Bocage
         Vice President and
         Counsel

    Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities with John Hancock Mutual Life Insurance Company and on the dates indicated.


  SIGNATURE                        TITLE                  DATE
  ---------                        -----                  ----



                       Executive Vice President
                       and Chief Financial Officer
                       (Principal Financial Officer)
THOMAS E. MOLONEY
-----------------
Thomas E. Moloney                                   April 29, 1998


                       Vice President/Controller
JANET A. PENDLETON     (Principal
------------------     Accounting Officer)          April 29, 1998
Janet A. Pendleton



                       Chairman of the Board and
                       Chief Executive Officer
STEPHEN L. BROWN       (Principal Executive Officer)
----------------
Stephen L. Brown
for himself and as
Attorney-in-Fact                                    April 29, 1998




FOR: Foster L. Aborn         Vice Chairman of the Board
     William L. Boyan        Vice Chairman of the Board
     David F. D'Alessandro   Vice President & Chief Operating Officer

     Nelson S. Gifford        Director    E. James Morton           Director
     John F. Magee            Director    Thomas L. Phillips        Director
     John M. Connors          Director    Joan T. Bok               Director
     Robert J. Tarr, Jr.      Director    Robert E. Fast            Director
     C. Vincent Vappi         Director    Samuel W. Bodman          Director
     Randolph W. Bromery      Director    Lawrence K. Fish          Director
     I. MacAllister Booth     Director    Kathleen F. Feldstein     Director
     Michael C. Hawley        Director

      Pursuant to the requirements of the Securities Act of 1933, the Registrant, John Hancock Mutual Variable Life Insurance Account UV, certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, and its seal to be hereunto fixed and attested, all in the City of Boston and Commonwealth of Massachusetts on the 29th day of April, 1998.



             JOHN HANCOCK MUTUAL VARIABLE LIFE INSURANCE ACCOUNT UV
                                  (Registrant)

                 By John Hancock Mutual Life Insurance Company
                                  (Depositor)



(SEAL)



                                 By    STEPHEN L. BROWN
                                       ----------------
                                       Stephen L. Brown
                                       Chairman of the Board



Attest:    RONALD J. BOCAGE
           ----------------------
           Ronald J. Bocage
            Vice President and
            Counsel